Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACQUISITION AND EXPLORATION AGREEMENT

This Acquisition and Exploration Agreement (the “Agreement”), entered into as of the 20th day of September, 2012 (the “Effective Date”), is by and between Quicksilver Resources Inc. (“Quicksilver”), a Delaware corporation, whose address is 801 Cherry Street, Suite 3700, Unit 19, Fort Worth, Texas 76102, and SWEPI LP (“SWEPI”), a Delaware limited partnership, whose address is 200 North Dairy Ashford, Houston, Texas 77079. Quicksilver and SWEPI may be referred to individually as a “Party,” and collectively as the “Parties.”

RECITALS

A. Quicksilver is the current owner and holder of approximately 214,339 net acres of oil, gas and mineral leases covering lands in Moffat and Routt Counties, Colorado, as further described in Part I of Exhibit A-1 attached hereto (the “Quicksilver Leases”), along with the oil and gas wells located on the Quicksilver Leases in Moffat and Routt Counties, Colorado, as more particularly described on Exhibit B attached hereto (the “Quicksilver Wells”), and certain personal property, leasehold equipment, and associated facilities, including but not limited to casing, wellhead equipment, fixtures, pipelines, rights of way and easements necessary and convenient to operate and produce such wells owned by Quicksilver and associated with such wells as of the Effective Date, along with various agreements (including but not limited to, surface use agreements, water disposal rights agreements, radio tower agreements, water rights agreements, road access agreements, easements and rights-of-ways, production sales agreements and other agreements) associated or related to the production or marketing of mineral interests and described on Exhibit K (“Quicksilver Miscellaneous Agreements”); provided, however, that the Quicksilver Excluded Assets are excluded from this Agreement for all purposes. The Parties shall cooperate to amend (i) Exhibit K if a Party subsequently finds agreements that should have been listed on Exhibit K and (ii) Exhibit A-1 to include any acreage located within the SWAN Project Area and covered by an oil, gas and mineral lease or unleased fee and mineral interest (a) held or owned by Quicksilver as of the Effective Date and (b) inadvertently omitted from Exhibit A-1.

B. SWEPI is the current owner and holder of approximately 118,443 net acres of oil, gas and mineral leases covering lands in Moffat and Routt Counties, Colorado, as further described in Part I of Exhibit A-2 attached hereto (the “SWEPI Leases”), along with various agreements (including but not limited to, surface use agreements, water disposal agreements, radio tower agreements, water rights agreements, road access agreements, easements and rights-of-ways, production sales agreements and other agreements) associated or related to the production or marketing of mineral interests and described on Exhibit L (the “SWEPI Miscellaneous Agreements”). The Quicksilver Leases and the SWEPI Leases are hereinafter collectively referred to as the “Leases”. The Quicksilver Miscellaneous Agreements and the SWEPI Miscellaneous Agreements are hereinafter collectively referred to as the “Miscellaneous Agreements”. The Parties shall cooperate to amend (i) Exhibit L if a Party subsequently finds agreements that should have been

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

listed on Exhibit L and (ii) Exhibit A-2 to include any acreage located within the SWAN Project Area and covered by an oil, gas and mineral lease or unleased fee and mineral interest (a) held or owned by SWEPI as of the Effective Date and (b) inadvertently omitted from Exhibit A-2.

C. Each Party or its Affiliate may own unleased fee and mineral interests (“Oil and Gas Interests” ) in the Swan Project Area (which interests are listed in Part II at the bottom of Exhibits A-1 (the “Quicksilver Interests”) and A-2 (the “SWEPI Interests”)). Following Closing, the Oil and Gas Interests shall be treated for all purposes of this Agreement as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit N, and the owner thereof shall be deemed to own both a royalty interest in such lease and the interest of the lessee thereunder. At Closing, each Party or its Affiliate will lease 50% of its interest to the other Party at the Allocated Value for a primary term of three (3) years, reserving a [***] percent [***] royalty interest.

D. The Parties desire to enter into this Agreement in order to provide the terms and conditions under which Quicksilver and SWEPI will i) cross assign interests in the Leases; ii) lease 50% of its interest in the Oil and Gas Interests to the other Party; iii) jointly explore for and produce hydrocarbons; and/or iv) acquire additional leasehold or other interests within the confines of the project area, depicted on Exhibit C attached hereto (the “SWAN Project Area”). If a Lease, Oil and Gas Interest or Miscellaneous Agreement contains acreage that is both inside and outside the SWAN Project Area, it is the intent of the Parties to include in this Agreement the acreage in the Lease, Oil and Gas Interest or Miscellaneous Agreement that is within the SWAN Project Area and to specifically exclude any acreage in a Lease, Oil and Gas Interest or Miscellaneous Agreement that falls outside of the SWAN Project Area. In connection therewith, all references in this Agreement to net mineral acres covered by or for any Lease or Interest shall be deemed to refer to and only include those net mineral acres covered by such Lease or Interest which are located within the SWAN Project Area.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1 – DEFINITIONS AND EXHIBITS

1.1 The following defined terms shall have the meaning given herein as follows:

2012 Lease Defect. As defined in Article 3.5.

2013A Lease Defect. As defined in Article 3.5.

2013A Lease Defect Acreage Amount. As defined in Article 3.6.c.

2013B Lease Defect. As defined in Article 3.5.

2013B Lease Defect Acreage Amount. As defined in Article 3.6.c.

2012 Lease Defect Acreage Amount. As defined in Article 3.6.b.

2013 Lease Defect Acreage Amount. As defined in Article 3.6.c.

Acquisition. As defined in Article 4.2.

AFE. Authorization (or Authority) For Expenditure, as illustrated in Exhibit F.

Affiliate. Any company or other legal entity, whether private or public, which controls, is controlled by, or is under common control with, a Party. For the purpose of this definition, “control” means the ownership by one entity of fifty percent (50%) or more of the voting rights of any other entity.

Agreement. As defined in the preamble.

Allocated Value. As defined in Article 2.2.

AMI. As defined in Article 4.1.

Anticipated Operations. As defined in Article 5.1.b.

Assignment of Interest. As defined in Article 2.3.

Bonus Payment. As defined in Article 2.2.

Closing. The consummation of the transactions evidenced by this Agreement.

Confidential Information. As defined in Article 14.1.

Defect Adjustment. As defined in Article 3.6.a.

Disclaiming Party. As defined in Article 11.3.

Dispute. As defined in Article 16.

Effective Date. As defined in the preamble.

Election Period. As defined in Article 7.2.

Environmental Defect. As defined in Article 3.4.

Event of Force Majeure. As defined in Article 12.

Existing Unit Operating Agreement. As defined in Article 6.4.

Federal/State Unit Operating Agreement. The form of which is attached hereto as Exhibit E-2.

Initial Well. As defined in Article 7.1.

Interim JOA. As defined in Article 5.2.

Interim Wells. Each well listed in Exhibit O.

Lease Burdens. As defined in Article 2.3.

Lease Defect and Lease Defects. As defined in Article 3.5.

Leases. As defined in the Recitals.

Marketable Title. As defined in Article 3.3.

Miscellaneous Agreements. As defined in the Recitals.

Objective Depth and Length. As defined in Article 7.1.d.

Oil and Gas Interests. As defined in the Recitals and listed on Exhibits A-1 and A-2.

Oil and Gas Lease. As defined in the Article 2.5.

Operating Agreement. The form of which is attached hereto as Exhibit E-1.

PA. As defined in Article 8.2.

Party and Parties. As defined in the preamble.

Productive Well. As defined in Article 8.1.

Property. As defined in Article 11.3.a.

Proportionate Share. As defined in Article 2.8.

Prospect Block. As defined in Article 7.1.

Quarterly Meeting. As defined in Article 5.1.

Quicksilver. As defined in the preamble.

Lease Defect Acreage Payment. As defined in Article 3.6.c.

Quicksilver 2013 Lease Defect Acreage Amount. As defined in Article 3.6.e.

Quicksilver Excluded Assets. The assets, properties and interests described on Exhibit I.

Quicksilver Interests. As defined in the Recitals.

Quicksilver Lease Defect Acreage Payment. As defined in Article 3.6.e.

Quicksilver Leases. As defined in the Recitals and listed in Part I of Exhibit A-1.

Quicksilver Miscellaneous Agreements. As defined in the Recitals and listed on Exhibit K.

Quicksilver Title and Environmental Data. As defined in Article 3.1.

Quicksilver Wells. As defined in the Recitals and listed on Exhibit B.

Recipient. As defined in Article 11.3.b.

Semi-Annual Meeting. As defined in Article 5.1.

Subsequent Operations. As defined in Article 10.

SWAN Project Area. The geographic area as defined in the Recitals and as depicted on Exhibit C.

SWEPI. As defined in the preamble.

SWEPI 2013 Lease Defect Acreage Amount. As defined in Article 3.6.d.

SWEPI Interests. As defined in the Recitals.

SWEPI Lease Defect Acreage Payment. As defined in Article 3.6.d.

SWEPI Leases. As defined in the Recitals and listed on Exhibit A-2.

SWEPI Miscellaneous Agreements. As defined in the Recitals and listed on Exhibit L.

SWEPI Title and Environmental Data. As defined in Article 3.1.

Termination Date. As defined in Article 4.1.

Title Defect. As defined in Article 3.3.

1.2 The following Exhibits are attached hereto and are incorporated and made a part hereof:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A-1	Schedule of Quicksilver Leases and Oil and Gas Interests
Exhibit A-2	Schedule of SWEPI Leases and Oil and Gas Interests
Exhibit B	Schedule of Quicksilver Wells
Exhibit C	Plat of the SWAN Project Area
Exhibit D	Form of Assignment
Exhibit E-1	Form of Operating Agreement and Memorandum
Exhibit E-2	Form of Federal/State Unit Operating Agreement
Exhibit F	Form of AFE
Exhibit G-1	Form of Federal Unit Agreement
Exhibit G-2	Form of State Unit Agreement
Exhibit H	Designated Account
Exhibit I	Quicksilver Excluded Assets
Exhibit J	Assignment and Bill of Sale
Exhibit K	Quicksilver Miscellaneous Agreements
Exhibit L	SWEPI Miscellaneous Agreements
Exhibit M	Form of Assignment (Acquisitions and Acquired Interests)
Exhibit N	Form of Oil and Gas Lease
Exhibit O	Interim Wells
Exhibit 2.3	Certain Lease Burdens
Exhibit 6.4	Existing Unit Operating Agreements
Exhibit 11.1(c)	Quicksilver Consents, Waivers, Approvals, etc.
Exhibit 11.1(d)	Existing Lawsuits and Proceedings
Exhibit 11.1(h)	Environmental Matters (Quicksilver Interests, Leases and Wells)
Exhibit 11.2(c)	SWEPI Consents, Waivers, Approvals, etc.
Exhibit 11.2(g)	Environmental Matters (SWEPI Interests and Leases)

ARTICLE 2 – CLOSING AND DELIVERIES

2.1 Closing. Subject to the terms of this Agreement, the Closing shall occur on a date and time to be mutually agreed upon by the Parties, or lacking such agreement, on or before one-hundred twenty (120) days from the Effective Date at SWEPI’s offices in Houston, Texas.

2.2 Bonus Payment. At Closing, SWEPI shall pay Quicksilver a bonus consideration equal to fifty percent (50%) of [***] multiplied by the net mineral acres (“Allocated Value”) with such net mineral acres equaling the difference between (i) the number of Quicksilver net mineral acres listed on Exhibit A-1 as being located within the SWAN Project Area, as such number may be adjusted pursuant to Articles 3.6.a. and 3.6.b., minus (ii) the number of SWEPI net mineral acres listed on Exhibit A-2 as being located within the SWAN Project Area, as such number may be adjusted pursuant to Article 3.6.a. SWEPI shall pay such bonus consideration (the “Bonus Payment”) in immediately available funds by wire transfer to the account designated on Exhibit H.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.3 Assignments of Interest. At Closing, each Party shall deliver to the other Party proper assignments of an undivided fifty percent (50%) of their respective right, title and interest in and to the Leases and Miscellaneous Agreements in substantially the same form as shown in Exhibit D (the “Assignment of Interest”) and, with respect to any Lease granted by the State of Colorado or Bureau of Land Management, any additional assignments of such Leases on the appropriate State of Colorado or Bureau of Land Management Form. The Assignment of Interest to be executed by each Party at Closing shall except and reserve from the interests to be conveyed thereunder an overriding royalty interest in and to each Lease covered thereunder equal to the positive difference, if any, between all existing royalties, overriding royalties, net profits interests, production payments, reversionary interests and similar burdens (“Lease Burdens”) encumbering such Lease and [***] percent [***]. Except as set forth on Exhibit 2.3, all Lease Burdens must be previously recorded as of the Effective Date. For avoidance of doubt, if the Lease Burdens are equal to or greater than [***] percent [***], then no overriding royalty interest shall be reserved in the Assignment of Interest for such Lease.

2.4 Assignments of Interest in the Quicksilver Wells. At Closing, Quicksilver shall deliver an assignment and bill of sale of an undivided fifty percent (50%) of all of Quicksilver’s right, title and interest in and to the Quicksilver Wells, in substantially the same form as shown in Exhibit J.

2.5 Leases of Oil and Gas Interests. At Closing, each Party (or its Affiliate) shall deliver to the other Party oil and gas leases for a primary term of three (3) years covering 50% of each Party’s (or its Affiliate’s) interest in the Oil and Gas Interests, which oil and gas leases shall be in the form of the Oil and Gas Lease attached as Exhibit N (each, an “Oil and Gas Lease”).

2.6 Operating Agreements. At Closing, each Party shall deliver to the other Party (a) an operating agreement, substantially in the form of Operating Agreement and Memorandum (Exhibit E-1), covering the North One-half of Township 6 North, Range 92 West and (b) an operating agreement, substantially in the form of Operating Agreement and Memorandum (Exhibit E-1), covering all of Sections 19 – 21 & 28 – 33 of Township 6 North, Range 90 West.

2.7 Certificates. At Closing, each Party shall deliver to the other Party a certificate dated as of the Closing executed on behalf of such Party by a duly authorized officer of such Party (or the general partner of such Party, as the case may be) stating that (a) the representations and warranties of such Party contained in this Agreement are true and correct in all material respects on and as of Closing as though made as of Closing and (b) the covenants and agreements of such Party to be performed on or before Closing in accordance with this Agreement have been duly performed in all material respects.

2.8 Proportionate Share. Subject to the terms and conditions herein contained, the Parties hereby agree to participate in the exploration, appraisal, development and production of the SWAN Project Area as to the undivided interests set forth below:

Company	Interest
SWEPI	50.00%
Quicksilver	50.00%

As herein used, said interests shall be referred to as “Proportionate Share”.

2.9 Interim Wells. Within 10 days after the Effective Date, each Party will provide an AFE for each of the Interim Wells it operates to the other Party. With respect to each Interim Well that is located on a Lease or Oil and Gas Interest that is not excluded from this Agreement pursuant to the terms of this Agreement, at Closing each Party agrees to (a) reimburse the other Party who operates such Interim Well for such non-operating Party’s Proportionate Share of all costs such operating Party incurred prior to Closing with respect to such Interim Well that would be chargeable to the Joint Account as direct costs pursuant to the Operating Agreement as if the Operating Agreement was in effect for such Interim Well, which costs shall be substantiated in a statement delivered by such operating Party to such non-operating Party not less than three (3) business days before Closing and (b) participate in the drilling and completion of such Interim Well from and after Closing pursuant to the terms and conditions of the applicable operating agreement or Federal/State Unit Operating Agreement.

ARTICLE 3 – TITLE AND ENVIRONMENTAL REVIEW

3.1 Title and Environmental Review. Within five (5) business days from the Effective Date, unless consent is required from a third party, which Quicksilver will diligently seek to obtain, Quicksilver shall make available to SWEPI copies of all files, records, data and environmental information including but not limited to environmental reports, oil and gas leases, lease options, top leases, proof of payment, affidavits of heirship, title opinions, rental receipts, royalties, overriding royalties, net profits interests, production payments, reversionary interests and other similar burdens on production, correspondence and other title material in Quicksilver’s possession relating to the Quicksilver Interests, Quicksilver Leases and Quicksilver Wells (collectively, “Quicksilver Title and Environmental Data”). Quicksilver further agrees to grant access to the lands covered by any of such Quicksilver Interests or Quicksilver Leases or included in the Quicksilver Wells for the purpose of conducting an environmental review and physical inspection (with consents as needed); provided, however, that SWEPI shall not be entitled to conduct any testing or sampling of soil, groundwater or other materials in connection with any such review or inspection. The Quicksilver Title and Environmental Data shall be provided by Quicksilver to SWEPI hereunder, at Quicksilver’s offices or, where available, in electronic form, without representation or warranty as to the accuracy, completeness or correctness thereof. SWEPI’s review of the Quicksilver Title and Environmental Data shall be subject to the confidentiality provisions contained in Article 14. Within five (5) business days from the Effective Date, unless consent is required from a third party, which SWEPI will diligently seek to obtain, SWEPI shall make available to Quicksilver electronic copies of all files, records, data and environmental information including but not limited to environmental reports, the oil and gas leases, lease options, top leases, proof of payment, affidavits of heirship, title opinions, rental receipts, royalties, overriding royalties, net profits interests, production payments, reversionary interests and other similar burdens on production, correspondence and other title material in SWEPI’s possession relating to the SWEPI Interests or SWEPI Leases (collectively, “SWEPI Title and Environmental Data”). SWEPI further agrees to grant access to the lands covered by any such SWEPI Interests or SWEPI Leases for the purpose of conducting an environmental review and physical inspection (with consents as needed); provided, however, that Quicksilver shall not be entitled to conduct any testing or sampling of soil, groundwater or other materials in connection with any such review or inspection. The SWEPI Title and Environmental Data shall be provided by SWEPI to Quicksilver hereunder, at SWEPI’s offices or, where available, in electronic form, without representation or warranty as to the accuracy, completeness or correctness thereof. Quicksilver’s review of the SWEPI Title and Environmental Data shall be subject to the confidentiality provisions contained in Article 14.

3.2 Notification. If either Party determines that any of the Leases are subject to any Title Defect(s), Lease Defect(s) or Environmental Defect(s) or if SWEPI determines that any of the Quicksilver Wells are subject to any Title Defect(s) or Environmental Defect(s), that Party shall deliver to the other Party written notice(s) of such defects on or before sixty (60) days after the Effective Date, along with written documentation in reasonable detail describing such Title Defect(s), Lease Defect(s) or Environmental Defect(s); provided, however, that if Quicksilver or SWEPI discover a Title Defect, Lease Defect or Environmental Defect at any time during such sixty (60) day period, Quicksilver or SWEPI, as the case may be, shall give the other Party written notice of such defect promptly after discovering the same, which notice may be preliminary in nature and supplemented at any time and from time to time prior to the expiration of such sixty (60) day period. Notwithstanding anything contained in this Agreement to the contrary, any Title Defect, Lease Defect or Environmental Defect that is not contained in such notice(s) to the Party as of the expiration of such sixty (60) day period shall be deemed waived as to such Oil and Gas Interest(s), Lease(s) and Quicksilver Well(s); provided, however, that such waiver shall not apply to a Party’s right to terminate this Agreement pursuant to Article 17.8 or apply to any matter that a Party may assert as a breach of the representations and warranties set forth in Articles 11.1.d., 11.1.h., 11.2.d. and 11.2.g. and of the special warranty of title set forth in the Assignment of Interest and the assignment and bill of sale delivered by Quicksilver to SWEPI pursuant to Article 2.4. Each Party shall have the right, but not the obligation, to use reasonable efforts in good faith to cure, at its own cost and expense, each (a) Title Defect and Environmental Defect to the other Party’s reasonable satisfaction on or before ninety (90) days after the Effective Date, (b) 2012 Lease Defect on or before the Closing and (c) 2013 Lease Defect on or before June 30, 2013.

3.3 Title Defects. For the purposes of this Agreement, a “Title Defect” shall mean any lien, encumbrance or defect which renders a Party’s title to a Lease or an Oil and Gas Interest less than Marketable Title. For purposes of this Agreement, “Marketable Title” shall mean title to the Leases (on a Lease by Lease basis) or Oil and Gas Interests (on an interest by interest basis) which in accordance with the custom and practice in the oil and gas industry:

a.	entitles owner to the net mineral acres included within the SWAN Project Area for such Lease or Oil and Gas Interest as set forth in Exhibit A-1 or A-2, as applicable;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b.	entitles Quicksilver to receive, based on its interest in the Quicksilver Lease or Quicksilver Interest, not less than [***] percent [***] of all the production from each Quicksilver Interest, Quicksilver Lease and Quicksilver Well;

c.	entitles SWEPI to receive not less than [***] percent [***] of all the production from each SWEPI Interest and SWEPI Lease;

d.	obligates the Party to bear not more than that share of costs and expenses relating to development of and operations on all or that portion of the land covered by each Oil and Gas Interest or Lease which is located within the SWAN Project Area equal to a Party’s net mineral acres covered by such Oil and Gas Interest or Lease divided by the gross mineral acres in all or that portion of the land covered by such Oil and Gas Interest or Lease which is located within the SWAN Project Area;

e.	is free and clear of all mortgages, liens and encumbrances, except (i) liens for taxes not delinquent, (ii) any and all mortgages, deeds of trust, financing statements or security agreements covering a lessor’s fee estate in and under the Leases to the extent placed of record after the recording of the applicable Lease, and (iii) liens created under any operating agreement or by operation of law with respect to obligations which are not yet due;

f.	is deducible from public record or curative documents and is free from reasonable doubt to the end that a prudent person engaged in the business of ownership, development and operation of oil and gas leases with knowledge of all the facts would be willing to accept the same; and

g.	is not subject to any (i) pending claim, action, suit or proceeding before any governmental authority filed by, or (ii) written threat to institute any action, suit or proceeding received by a Party from, any person disputing the title of the Party’s interest in the Oil and Gas Interests or Leases.

Notwithstanding any other provision in this Agreement to the contrary, the following matters shall not be asserted as, and shall not constitute Title Defects: (i) defects in the chain of the title that occurred at least [***] years prior, consisting of the mere failure to recite marital status in a document or omissions of successions of heirship proceedings, unless the Party asserting the defect provides affirmative evidence that such failure or omission results in another party’s superior claim of title to the relevant Oil and Gas Interest or Lease, (ii) defects arising out of lack of survey unless expressly required by law, (iii) defects arising out of lack of corporate authorization, unless the Party asserting the defect provides affirmative evidence that such corporate action was not authorized and results in another person’s superior claim of title to the relevant Oil and Gas Interest or Lease, (iv) defects that have been cured by possession under the applicable statutes of limitations, (v) defects or irregularities resulting from or relating to probate proceedings or the lack thereof, which defects or irregularities have been outstanding for [***] years or more, and (vi) defects based solely on the existence of prior oil and gas leases relating to the Oil and Gas Interests or Leases that are expired and no longer in force and legal effect but not surrendered of record.

3.4 Environmental Defects. For the purposes of this Agreement, an “Environmental Defect” shall mean any condition (other than any condition relating to the matters described on (i) Exhibit 11.1(h) with respect to the Quicksilver Interests, Quicksilver Leases and Quicksilver Wells and (ii) Exhibit 11.2(g) with respect to the SWEPI Interests and SWEPI Leases) with respect to the air, land, soil, surface, subsurface, surface waters, ground waters and/or sediments that causes an Oil and Gas Interest or a Lease (or, with respect to a Quicksilver Well, Quicksilver) not to be in compliance with any environmental law, regulation, rule, local ordinance or decree as of the Effective Date.

3.5 Lease Defects. For purposes of this Agreement, (a) “2012 Lease Defect” shall be deemed to exist with respect to any Lease if the primary term of such Lease expires on or before December 31, 2012, and such Lease is not held by production or otherwise as of the expiration of the primary term thereof, (b) “2013A Lease Defect” shall be deemed to exist with respect to any Lease if the primary term of such Lease expires on a date between January 1, 2013 and June 30, 2013, and such Lease is not held by production or otherwise as of the expiration of the primary term thereof, (c) “2013B Lease Defect” shall be deemed to exist with respect to any Lease if the primary term of such Lease expires on a date between July 1, 2013 and December 31, 2013, and such Lease is not held by production or otherwise as of the expiration of the primary term thereof, and (d) a 2012 Lease Defect, a 2013A Lease Defect and 2013B Lease Defect may be referred to individually as a “Lease Defect” and collectively as “Lease Defects”.

3.6	Defect Adjustment.

a.

If any Title Defect or Environmental Defect is not cured or removed to the reasonable satisfaction of the obtaining Party on or before ninety (90) days after the Effective Date, and the obtaining Party does not waive such Title Defect or Environmental Defect, then for purposes of calculating the amount of the Bonus Payment to be paid at Closing, the (i) Oil and Gas Interest(s) and Lease(s) affected by such Title Defect or Environmental Defect shall be excluded from this Agreement and Exhibit A-1 or A-2, as the case may be, and/or (ii) Quicksilver Well(s) and the number of net mineral acres covered by an Oil and Gas Interest or a Lease and included in the state prescribed pro-ration unit associated with the Quicksilver Well shall be excluded from this Agreement and Exhibit A-1 and Exhibit B (“Defect Adjustment”). Notwithstanding the foregoing, there shall be no Defect Adjustment on account of (x) any Title Defect (other than those resulting from a Party’s failure to have Marketable Title on account of the matters described in Article 3.3.b. or 3.3.c.) with respect to (i) a Quicksilver Interest or Quicksilver Lease to the extent the number of net mineral acres covered by such interest or lease

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(when taken together with the aggregate number of net mineral acres covered by all other Quicksilver Interests and Quicksilver Leases subject to a Title Defect) does not exceed [***] percent [***] of the total number of net mineral acres located within the SWAN Project Area and set forth on Exhibit A-1 as of the Effective Date for all Quicksilver Interests and Quicksilver Leases and (ii) a SWEPI Interest or SWEPI Lease to the extent the number of net mineral acres covered by such interest or lease (when taken together with the aggregate number of net mineral acres covered by all other SWEPI Interests and SWEPI Leases subject to a Title Defect) does not exceed [***] percent [***] of the total number of net mineral acres located within the SWAN project Area and set forth on Exhibit A-2 as of the Effective Date for all SWEPI Interests and SWEPI Leases and (y) an Environmental Defect to the extent the estimated cost and expense to take such actions as are reasonable and necessary under environmental law to remediate or cure such condition does not exceed [***].

b.	If by Closing a 2012 Lease Defect is not cured or removed by (i) obtaining a renewal or extension of the primary term of the Lease affected by such 2012 Lease Defect of not less than [***] months (or, in the case where the State of Colorado granted such Lease, not less than [***] months) and upon terms and conditions that are the same as or similar in all material respects to those set forth in such Lease or (ii) holding the same by production or otherwise, and the obtaining Party does not waive such 2012 Lease Defect, for the purpose of calculating the amount of the Bonus Payment to be paid at Closing, the total number of net mineral acres located within the SWAN Project Area and listed on Exhibit A-1 or A-2, as the case may be, shall be reduced by [***] percent [***] for each Lease affected by any such 2012 Lease Defect (the amount of such reduction with respect to a Lease being the “2012 Lease Defect Acreage Amount”). If the non-obtaining Party cures a 2012 Lease Defect after the Closing and before the date on which the primary term of the Lease affected by such 2012 Lease Defect expires, the obtaining Party shall pay to the non-obtaining Party in immediately available funds by wire transfer to the account designated for the non-obtaining Party on Exhibit H an amount equal to [***] percent [***] of the 2012 Lease Defect Acreage Amount for such Lease multiplied by [***] within ten (10) business days after receiving documentation substantiating such cure from the non-obtaining Party.

c.	If by June 30, 2013, a 2013A Lease Defect or a 2013B Lease Defect is not cured or removed by (i) obtaining a renewal or extension of the primary term of the Lease affected by such Lease Defect of not less than [***] months (or, in the case where the State of Colorado granted such Lease, not less than [***] months) and upon terms and conditions that are the same as or similar in all material respects to those set forth in such Lease

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or (ii) holding the same by production or otherwise by the expiration of the primary term of the Lease affected by such Lease Defect, and the obtaining Party does not waive such Lease Defect, then the net mineral acres for each Lease affected by any 2013A Lease Defect multiplied by [***] percent [***] shall be the “2013A Lease Defect Acreage Amount” and the net mineral acres for each Lease affected by any 2013B Lease Defect multiplied by [***] percent [***] shall be the “2013B Lease Defect Acreage Amount”. The “2013 Lease Defect Acreage Amount” shall mean the 2013A Lease Defect Acreage Amount plus the 2013B Lease Defect Acreage Amount.

d.	If the 2013 Lease Defect Acreage Amount for all SWEPI Leases affected by a Lease Defect is greater than the 2013 Lease Defect Acreage Amount for all Quicksilver Leases affected by a Lease Defect (the amount of such difference being the “SWEPI 2013 Lease Defect Acreage Amount”), then SWEPI shall pay to Quicksilver, in the form of a credit for well costs associated with subsequent AFEs submitted by a Party, an amount equal to fifty percent (50%) of the SWEPI 2013 Lease Defect Acreage Amount multiplied by [***] (“SWEPI Lease Defect Acreage Payment”). If the total SWEPI Lease Defect Acreage Payment has not been paid by SWEPI by June 30, 2014, then SWEPI shall pay Quicksilver the remaining SWEPI Lease Defect Acreage Payment by July 31, 2014 in immediately available funds by wire transfer to the account designated for Quicksilver on Exhibit H.

e.	If the 2013 Lease Defect Acreage Amount for all Quicksilver Leases affected by a Lease Defect is greater than the 2013 Lease Defect Acreage Amount for all SWEPI Leases affected by a Lease Defect (the amount of such difference being the “Quicksilver 2013 Lease Defect Acreage Amount”), then Quicksilver shall pay to SWEPI, in the form of a credit for well costs associated with subsequent AFEs submitted by a Party, an amount equal to fifty percent (50%) of the Quicksilver 2013 Lease Defect Acreage Amount multiplied by [***] (“Quicksilver Lease Defect Acreage Payment”). If the total Quicksilver Lease Defect Acreage Payment has not been paid by Quicksilver by June 30, 2014, then Quicksilver shall pay SWEPI the remaining Quicksilver Lease Defect Acreage Payment by July 31, 2014 in immediately available funds by wire transfer to an account designated by SWEPI.

ARTICLE 4 – AREA OF MUTUAL INTEREST

4.1 Establishment and Term. The Parties hereby establish an area of mutual interest, covering lands within the SWAN Project Area (the “AMI”). At Closing, the AMI shall become in force and effect from the Effective Date until a date that is ten (10) years from the date of the Closing (“Termination Date”).

4.2 Acquisitions. For purposes of this Agreement, an “Acquisition” shall mean the acquisition of any oil and gas mineral interest before the Termination Date by a Party or an Affiliate of a Party covering lands within the AMI; provided, however, that an “Acquisition” shall not include any lease or a renewal of a Lease that a Party acquires to cure a Lease Defect. Such Acquisition, whether acquired directly or indirectly, shall include without limitation, mineral fee interests, oil and gas leases, options to lease, farm-ins, options to farm-in, acreage contributions, interests in production, bottom hole agreements or exploratory agreements. If an Acquisition includes lands located within the AMI and lands located outside the boundaries of the AMI, the Acquisition shall be deemed to include only the lands located inside the AMI, unless the Parties agree otherwise.

4.3 Notification. All Acquisitions must be reported by the acquiring Party to the non-acquiring Party within thirty (30) days after the effective date of such Acquisition, or, with respect to any Acquisition during the period from the Effective Date until the Closing, contemporaneously with the Closing. Such notification shall include, but not be limited to, a description of the interest acquired, the area covered, the terms of the Acquisition and the direct cost incurred (including brokerage fees), and a copy of the proposed agreement for the Acquisition.

4.4 Election. The non-acquiring Party will have thirty (30) days after receipt of the notice to furnish the acquiring Party with written notice of its election to acquire and pay for its fifty percent (50%) share of the reasonable out-of-pocket costs the acquiring Party (or its Affiliate) paid in connection with the Acquisition. Failure to provide such notice within the 30-day period will be deemed an election not to acquire its proportionate share of the Acquisition which will thereafter no longer be subject to this Agreement, the Interim JOA or any other applicable operating agreement entered into by and between the Parties pursuant to the terms of this Agreement.

4.5 Assignments. If the non-acquiring Party elects to acquire its fifty percent (50%) share of the Acquisition, the acquiring Party, within ten (10) days of receipt of payment from the non-acquiring Party for its share of the reasonable out-of-pocket costs the acquiring Party (or its Affiliate) paid in connection with such Acquisition, shall deliver to the non-acquiring Party an assignment of the non-acquiring Party’s fifty percent (50%) share of the Acquisition. Assignments pursuant to the AMI shall be made free and clear of any burdens placed thereon by the acquiring Party. Such assignments shall be prepared in accordance with Exhibit M and be properly executed and notarized for recording purposes. All Acquisitions in which the non-acquiring Party receives an assignment of its fifty percent (50%) share pursuant to this Article 4.5 shall be subject to this Agreement and, to the extent not subject to an existing third-party operating agreement and until such time that the Parties enter into an operating agreement substantially in the form of the Operating Agreement or Federal/State Unit Operating Agreement, as the case may be, pursuant to the terms of this Agreement, the Interim JOA.

4.6 Lease Maintenance. From and after the Closing, the Parties shall administer the payment of all rentals, lease options, lease extension and renewal bonuses for the Leases as follows:

Leases listed in Part I of Exhibit “A-1” and the Oil and Gas Leases covering the Oil and Gas Interests listed in Part II of Exhibit A-2 – Quicksilver administers;

Leases listed in Part I of Exhibit “A-2” and the Oil and Gas Leases covering the Oil and Gas Interests listed in Part II of Exhibit A-1 – SWEPI administers; and

From and after the Closing, the Party who is the Operator shall administer the shut-in and minimum royalties for the Leases and Oil and Gas Leases covering the Oil and Gas Interests associated with the wells that such Party operates.

Interests acquired during the AMI Period—The acquiring Party administers, unless otherwise agreed to by the Parties.

A Party shall not be liable to the other Party for erroneous payment or inadvertent failure to pay any such rental or option to extend so long as such Party used reasonable efforts to make such payments. The other Party shall reimburse the paying Party for its Proportionate Share of such costs outlined above on all Leases; provided, however, that if a Party incurs costs in connection with obtaining a renewal or extension of a Lease contributed by such Party that is affected by a Lease Defect, the other Party shall not be obligated to pay its Proportionate Share of such costs. All reimbursements made hereunder shall be remitted within 30 days from receipt of an invoice. Any Party may relinquish its leasehold interest by declining to participate in rentals or renewal bonus, provided the Party administering receives a written notice of such election ninety (90) days prior to payment of leasehold obligations.

4.7 Files. Within thirty (30) days of the Closing, each Party shall provide the other Party with electronic copies of all lease, contract, surface and well files and records contained in their offices pertaining to this Agreement, or with paper copies if electronic copies are not available. Each Party shall pay its own copying and delivery costs.

ARTICLE 5 – OPERATIONS

5.1 Meetings. From and after Closing, the Parties agree to meet on or around (but not later than ten (10) business days after) the first day of each (x) calendar quarter occurring after the Closing and during the first three (3) years of the term of this Agreement (each, a “Quarterly Meeting”) and (y) March and September for each year thereafter (each, a “Semi-Annual Meeting”), in each case to discuss and exchange ideas regarding the following matters:

a.

(i) The joint operations and activities, including the technical aspects of such operations and activities, on the Oil and Gas Interests and Leases and otherwise within the SWAN Project Area during the previous calendar quarter (with respect to a Quarterly Meeting) or six (6) months (with respect to a Semi-Annual Meeting) and (ii) the costs and expenses incurred in connection with such operations and activities;

b.	Those joint operations and activities on the Leases or within the SWAN Project Area that are likely to occur during the next calendar quarter (with respect to a Quarterly Meeting) or six (6) months (with respect to a Semi-Annual Meeting) (“Anticipated Operations”);

c.	The operational and technical aspects of the Anticipated Operations;

d.	Lease and acreage acquisitions, land administration and permitting activities that the Parties intend to undertake during the next calendar quarter (with respect to a Quarterly Meeting) or six (6) months (with respect to a Semi-Annual Meeting) with respect to the development and operation of the SWAN Project Area;

e.	The budget of the costs and expenses anticipated or scheduled to be incurred in connection with the Anticipated Operations and the acquisitions and activities described in Article 5.1.d. immediately above; and

f.	Any other matter relating to the joint operations and activities within the SWAN Project Area that one Party proposes to be discussed at any such meeting by written notice to the other Party not less than ten (10) business days prior to any Quarterly Meeting or Semi-Annual Meeting.

Such meetings will be held on an alternating basis at the offices of each Party or, upon the mutual agreement of the Parties, video conference, and shall be attended by the appropriate operational, financial, land and land administration personnel and staff of SWEPI and Quicksilver.

5.2 Operatorship. Quicksilver shall be designated as the operator of the Quicksilver Wells and for all operations in (a) Township 6 North, Range 92 West, (b) Sections 19-21 & 28-33 of Township 6 North, Range 90 West, (c) Sections 1,2,7, 10-15, 18, 20-29 & 31-35 of Township 7 North, Range 87 West, (d) Sections 4-8, 17-22 & 27-32 of Township 7 North, Range 86 West, (e) Sections 3-6, 8 & 9 of Township 6 North, Range 87 West, (f) the Sombrero Federal Unit, and (g) the K-Diamond Federal Unit; provided, however, that SWEPI shall be designated as the operator of all operations on the tracts described in subclauses (c), (d) and (e) if the consent to assign the Lease covering such tracts is not conditioned upon Quicksilver acting as the operator. SWEPI shall be designated operator for all other areas within the SWAN Project Area. A Party, as operator, shall conduct all operations and activities in accordance with this Agreement, any Federal Unit Agreement or the State of Colorado Unit Agreement and any subsequent executed Operating Agreement, substantially in the same form as Exhibit E-1, or Federal/State Unit Operating Agreement, substantially in the same form as Exhibit E-2, as the case may be. Except to the extent and until such time that an area of the SWAN Project Area is covered by an Operating Agreement, an existing third party operating agreement, or Federal/State Unit Operating Agreement, as the case may be, entered into by the Parties pursuant to or in connection with the terms of this Agreement, the Parties’ ownership, operation and development of their respective interests in all other areas of the SWAN Project Area from and after Closing shall be governed by the terms and subject to the conditions set forth in the form of operating agreement attached hereto as Exhibit E-1 (the “Interim JOA”); provided, however, Article VIII.D.(i) shall be deemed to be removed from, and shall not apply to, the Interim JOA. Notwithstanding and not in limitation of the foregoing, Quicksilver shall continue to operate the Quicksilver Wells, and Quicksilver shall be designated operator under each Operating Agreement executed and delivered by the Parties pursuant to Article 2.6, until such time as the Parties mutually agree that SWEPI shall take over as operator of such wells.

5.3 Annual Budgets. At least ninety (90) days prior to the beginning of each calendar year during the term of this Agreement, each Party as operator hereunder or under any Operating Agreement, Federal/State Unit Operating Agreement or existing operating agreement to which the Parties are a party shall prepare and deliver to the other Party a non-binding statement setting forth (a) a budget of the estimated amount of capital costs and expenses anticipated or scheduled to be incurred during such calendar year with respect to the development and operation of that portion of the SWAN Project Area which such Party operates hereunder or under any such Operating Agreement, Federal/State Unit Operating Agreement or existing operating agreement and (b) the aggregate number of wells such Party expects to drill as operator during such calendar year, the aggregate number of wells such Party expects to complete as operator during such calendar year and a description of each other operation and capital project such Party expects to undertake as operator during such calendar year, which in each case give rise to such costs and expenses; provided, however, that such Party shall prepare and deliver to the other Party the statement for calendar year 2013 at Closing.

ARTICLE 6 – UNITIZATION

6.1 Unitization. From and after Closing, the Parties agree to cooperate and use reasonable efforts to form Federal and State of Colorado Units where possible.

6.2 Federal Unitization. If Closing occurs, the Parties agree that any Leases and any interests acquired by the Parties pursuant to an Acquisition pursuant to Article 4 which are located within Federal Units proposed after the Closing shall be governed by a Federal Unit Agreement in the form attached hereto as Exhibit G-1 with such changes as the Parties mutually agree and the Federal/State Unit Operating Agreement, substantially in the same form as Exhibit E-2.

6.3 State of Colorado Unitization. If Closing occurs, the Parties agree that any Leases and any interests acquired by the Parties pursuant to an Acquisition pursuant to Article 4 which are located within State of Colorado Units proposed after the Closing shall be governed by a State of Colorado Unit Agreement in the form attached hereto as Exhibit G-2 with such changes as the Parties mutually agree and the Federal/State Unit Operating Agreement, substantially in the same form as Exhibit E-1.

6.4 Unit Joinders. At Closing, the Parties agree to (a) execute all State of Colorado or Federal ratifications and joinders to commit the working, royalty and overriding royalty interests owned by it in any Lease or Oil and Gas Lease covering an Oil and Gas Interest to the State of Colorado or Federal units listed in Part (a) of Exhibit 6.4 as of the Effective Date, (b) join in the execution or ratification of each unit operating agreement described in Part (b) of Exhibit 6.4, (c) terminate each unit operating agreement listed in Part (c) of Exhibit 6.4 effective as of the Closing and execute a unit operating agreement substantially in the form of Exhibit E-2 for the Federal or State Unit covered by each such unit operating agreement, and (d) with respect to the unit operating agreement listed in Part (d) of Exhibit 6.4 (the “Existing Unit Operating Agreement”), use reasonable efforts to terminate the Existing Unit Operating Agreement and cause any third parties who are a party thereto execute a unit operating agreement substantially in the form of Exhibit E–2 for the Federal Unit covered by the Existing Unit Operating Agreement; provided, however, that if by Closing any such third party fails to terminate the Exisiting Unit Operating Agreement and execute such unit operating agreement in the form of Exhibit E-2, the Parties shall join in the execution or ratification of the Existing Unit Operating Agreement at Closing.

ARTICLE 7 – ESTABLISHING PROSPECT BLOCK

7.1 A prospect block shall consist of a nine section contiguous block encompassing as much of a prospect as possible, in as near a square configuration, with the initial drillsite located as near the center as possible (the “Prospect Block”). Each Prospect Block must be configured such that there is no overlap between Prospect Blocks or areas covered by an existing third-party operating agreement, Operating Agreement or Federal/State Unit Operating Agreement (although they may share the same boundary), as the case may be. From and after Closing, either Party may propose the establishment of a Prospect Block, along with the initial exploratory well (“Initial Well”) within such Prospect Block. The proposing Party shall furnish the non-proposing Party with the following:

a.	Structure map of the prospect to be tested at the objective formation;

b.	The AFE or cost estimate depicting both the estimated cost for a dry hole and for a completed producing well, including but not limited to casing, completion and surface equipment design;

c.	Leasehold and ownership map covering the Prospect Block;

d.	The proposed total depth, lateral length and objective formation for the Initial Well (the “Objective Depth and Length”); and

e.	Operating Agreement, substantially in the same form as Exhibit E-1, or Federal/State Unit Operating Agreement, substantially in the form as Exhibit E-2, as the case may be, covering the Prospect Block.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2 The non-proposing Party shall have forty-five (45) days (the “Election Period”) following receipt of the foregoing information in which to make its election to participate. Such election shall be made by executing the AFE and such Operating Agreement or Federal/State Unit Operating Agreement and returning such AFE and operating agreement to the proposing Party within the Election Period. Operator shall, within one hundred and twenty (120) days after expiration of the Election Period, commence the proposed operation; provided, however, said commencement date may be extended upon written notice of the same by Operator to the other Party, for a period of up to sixty (60) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way and easements) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. Failure to commence actual drilling operations on the Initial Well within the proposed Prospect Block, within the time periods as described above, shall result in an immediate termination of the proposed Prospect Block and the accompanying Operating Agreement or Federal/State Unit Operating Agreement, as the case may be.

ARTICLE 8 – NON-PARTICIPATION IN WELLS

8.1 For an Initial Well that is not drilled in a Federal or State unit, if after Closing a Party elects to not participate in the Initial Well drilled in a Prospect Block in accordance with Article 7.2, and upon the drilling of such well to the proposed Objective Depth and Length as a well whose revenue exceeds operating costs (“Productive Well”), the non-participating Party shall assign to the participating Party, effective as of the date the actual drilling operations commenced, [***] percent [***] of such non-participating Party’s right, title and interest (this does not include a Party’s mineral or royalty interests) in the drilling, spacing or pro-ration unit for such Productive Well and [***] of the Party’s interest of the balance of the Prospect Block for such well. For the avoidance of doubt, if an Initial Well is drilled that does not qualify as a Productive Well, the non-participating Party shall retain their interest in the Prospect Block in the proportion to their ownership prior to the non- participation election.

8.2 For an Initial Well that is drilled in a Federal or State unit, if after Closing a Party elects to not participate in the Initial Well drilled in a unit in accordance with Article 7.2, and upon the drilling of such well to the proposed Objective Depth and Length as a Productive Well, the non-participating Party shall assign to the participating Party, effective as of the date the actual drilling operations commenced, [***] percent [***] of such non-participating Party’s right, title and interest (this does not include a Party’s mineral or royalty interests) in the anticipated, proposed or actual participating area (“PA”) as defined in the Federal or State Unit Agreement (Exhibit G-1 or G-2) for such Productive Well and [***] percent [***] of the Party’s interest in the balance of the unit; provided, however, in no event shall a non-participating Party be required to assign any portion of its interest in a PA to the extent it covers any participating area for an existing well which is covered by an existing Federal or State Unit Agreement. For the avoidance of doubt, if an Initial Well is drilled that does not qualify as a Productive Well, the non-participating Party shall retain their interest in such Federal or State unit in the proportion to their ownership prior to the non- participation election.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.3 With respect to that portion of the PA in those Federal or State units in which a non-participating Party has relinquished and assigned [***] percent [***] of its right, title and interest, such Party shall not be eligible to participate in the subsequent Acquisition of interests in such portion of the PA by the participating Party and shall not independently acquire any interests in such portion of such unit during the term of this Agreement.

8.4 Such relinquished interest shall be assigned by the non-participating Party to the participating Party without warranty of title except as to claims by, through or under the non-participating Party and shall be free of any burdens created by, through or under the non-participating Party, specifically excluding, however, any burden created in connection with any farmout or third -party acquisition.

8.5 All wells (other than the Initial Wells) drilled hereunder from and after Closing will be subject to the non-consent penalty set forth in the applicable Operating Agreement or Federal/State Unit Operating Agreement, as the case may be.

ARTICLE 9 – SUBSTITUTE WELLS

9.1 In the event that heaving shale, excessive pressures, impenetrable formations or other conditions should be encountered during the drilling of the Initial Well prior to reaching the Objective Depth and Length, which conditions would, in the opinion of a reasonably prudent operator, render further drilling impractical, and Operator elects to abandon the Initial Well, then within one hundred twenty (120) days after such abandonment, Operator shall have the option, but not the obligation, to commence the actual drilling of a substitute well for the Initial Well in the same Prospect Block, under those same terms and conditions specified in Article 7. Any such substitute well shall be drilled to the stratigraphic equivalent of the Objective Depth and Length stipulated for the Initial Well, and upon commencement, the substitute well shall be deemed to be one and the same as the Initial Well.

ARTICLE 10—SUBSEQUENT OPERATIONS

10.1 All operations proposed and conducted subsequent to and during the drilling and completion of the Initial Well within a Prospect Block, Federal or State unit in which both Parties participate from and after Closing shall be governed by the applicable Operating Agreement or Federal/State Unit Operating Agreement, as the case may be.

ARTICLE 11 – REPRESENTATIONS AND WARRANTIES

11.1 Quicksilver represents and warrants to SWEPI:

a.	Quicksilver is a corporation, duly formed and is validly existing, in good standing under the laws of the State of Delaware and is in good standing as a corporation in all jurisdictions where the nature of its properties or business requires it.

b.	Quicksilver has the corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement by Quicksilver:

(i)	has been duly authorized by requisite corporate action; and

(ii)	does not conflict or result in a violation or breach of or result in the acceleration of rights, benefits or payments under the certificate of incorporation and bylaws of Quicksilver.

This Agreement constitute a legal, valid and binding obligation of Quicksilver, enforceable against Quicksilver, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

c.	Except as set forth on Exhibit 11.1(c), no consent, waiver, approval, order, authorization or other action by or filings with any governmental authority or other person is required in connection with the execution, delivery and performance by Quicksilver of this Agreement. Neither the execution and delivery of this Agreement by Quicksilver, nor the consummation of the transactions contemplated hereby, will violate or conflict in any material respect with (or result in the acceleration of material rights, benefits or payments under) any agreement, instrument, statute, regulation, rule, order, writ, judgment or decree to which Quicksilver is subject in respect of the Quicksilver Interests, Quicksilver Leases, Quicksilver Wells and/or Quicksilver Miscellaneous Agreements.

d.	Except as set forth in Exhibit 11.1(d), there are no lawsuits or other proceedings pending, or to the knowledge of Quicksilver threatened, against Quicksilver or the Quicksilver Interests, Quicksilver Leases and the Quicksilver Wells by or before any governmental authority. Except as set forth in Exhibit 11.1(d), to Quicksilver’s knowledge, Quicksilver has not received written notice of any material demands or material claims threatened against or affecting the Quicksilver Interests, Quicksilver Leases and the Quicksilver Wells.

e.	To Quicksilver’s knowledge, (i) Quicksilver is not in default in any material respect under any of the Quicksilver Leases or Quicksilver Interests and (ii) all royalties, rentals, or other payments required to be paid by Quicksilver to maintain the Quicksilver Leases and Quicksilver Interests have been fully and timely paid in all material respects.

f.	To Quicksilver’s knowledge, (i) Quicksilver is not in default in any material respect under any of the agreements associated with the Quicksilver Wells and (ii) all royalties, rentals, or other payments required to be paid by Quicksilver to maintain the Quicksilver Wells have been fully and timely paid in all material respects.

g.	None of the Quicksilver Leases is currently held in a tax partnership under section 761 of the Internal Revenue Code.

h.	Except as set forth in Exhibit 11.1(h), Quicksilver has no knowledge of any water or aquifer contamination, soil contamination, air pollution, damage or injury to plants or animals, or any other damage to or matters having a material adverse effect upon the environment and not in material compliance with applicable environmental laws, regulations or decrees with respect to the Quicksilver Wells, Quicksilver Interests or Quicksilver Leases existing as of the Effective Date.

i.	Except as set forth in Exhibit K, there are no production sales or marketing agreements or other agreements associated or related to and binding upon Quicksilver’s share of the production or marketing of minerals from any of the Quicksilver Interests, Quicksilver Leases or Quicksilver Wells.

j.	Except for the Quicksilver Wells and wells that constitute Quicksilver Excluded Assets, there are no wells located on any land covered by or pooled with the Quicksilver Leases or the Quicksilver Interests.

11.2	SWEPI represents and warrants to Quicksilver:

a.	SWEPI is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing in all jurisdictions where the nature of its properties or business requires it.

b.	SWEPI has the limited partnership power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement by SWEPI:

(i)	has been duly authorized by requisite limited partnership action; and

(ii)	does not conflict or result in a violation or breach of or result in the acceleration of rights, benefits or payments under the organization documents of SWEPI.

This Agreement constitutes a legal, valid and binding obligation of SWEPI, enforceable against SWEPI, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforceability is considered in proceeding at law or in equity).

c.	Except as set forth in Exhibit 11.2(c), no consent, waiver, approval, order, authorization or other action by or filings with any governmental authority or other person is required in connection with the execution, delivery and performance by SWEPI of this Agreement. Neither the execution and delivery of this Agreement by SWEPI, nor the consummation of the transactions contemplated hereby, will violate or conflict in any material respect with (or result in the acceleration of material rights, benefits or payments under) any agreement, instrument, statute, regulation, rule, order, writ, judgment or decree to which SWEPI and the SWEPI Interests, SWEPI Leases and/or SWEPI Miscellaneous Agreements are subject.

d.	There are no lawsuits or other proceedings pending, or to the knowledge of SWEPI threatened, against SWEPI or the SWEPI Interests or SWEPI Leases by or before any governmental authority. To SWEPI’s knowledge, SWEPI has not received written notice of any material demands or material claims threatened, against or affecting SWEPI or the SWEPI Interests or SWEPI Leases.

e.	To SWEPI’s knowledge, (i) SWEPI is not in default in any material respect under any of the SWEPI Leases or SWEPI Interests and (ii) all royalties, rentals, or other payments required to be paid by SWEPI to maintain the SWEPI Leases and SWEPI Interests have been fully and timely paid in all material respects.

f.	None of the SWEPI Leases is currently held in a tax partnership under section 761 of the Internal Revenue Code.

g.	Except as set forth in Exhibit 11.2(g), SWEPI has no knowledge of any water or aquifer contamination, soil contamination, air pollution, damage or injury to plants or animals, or any other damage to or matters having a material adverse effect upon the environment and not in material compliance with applicable environmental laws, regulations or decrees with respect to the SWEPI Interests or SWEPI Leases existing as of the Effective Date.

h.	There are no production sales or marketing agreements or other agreements associated or related to and binding upon SWEPI’s share of the production or marketing of minerals from any of the SWEPI Interests and SWEPI Leases.

i.	There are no wells located on any land covered by or pooled with the SWEPI Leases or the SWEPI Interests.

11.3 EXCEPT AS SET FORTH IN ARTICLES 11.1, 11.2, 17.2 AND THE ASSIGNMENT OF INTEREST, EACH PARTY (SUCH PARTY BEING REFERRED TO IN THIS ARTICLE 11.3 AS THE “DISCLAIMING PARTY”):

a.	MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION AND WARRANTY REGARDING (i) ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION RELATING TO ITS INTEREST IN THE OIL AND GAS INTERESTS, LEASES, QUICKSILVER WELLS AND MISCELLANEOUS AGREEMENTS (SUCH INTERESTS BEING REFERRED TO IN THIS ARTICLE 11.3 AND ARTICLE 11.4 AS THE “PROPERTY”), OR (ii) ANY RIGHT OR ABILITY TO EVACUATE OR TRANSPORT HYDROCARBON PRODUCTION OFF THE PROPERTY, NOW OR IN THE FUTURE;

b.	EXPRESSLY DISCLAIMS (i) ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO THE OTHER PARTY (SUCH OTHER PARTY BEING REFERRED TO IN THIS ARTICLE 11.3 AS THE “RECIPIENT”) OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO THE RECIPIENT BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF THE DISCLAIMING PARTY OR ANY OF ITS RESPECTIVE AFFILIATES), (ii) ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (A) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, REPORT OR STATEMENT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE PROPERTY, (B) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO THE RECIPIENT OR ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, (C) THE QUANTITY, QUALITY, RECOVERABILITY OR MARKETABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE PROPERTY, (D) ANY ESTIMATES OF THE VALUE OF THE PROPERTY OR FUTURE REVENUES GENERATED BY OR THEREFROM, (E) THE PRODUCTION OF HYDROCARBONS FROM THE PROPERTY, (F) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE PROPERTY, (G) MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT INCLUDED IN THE PROPERTY, AND (H) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT; AND

c.	EXPRESSLY ACKNOWLEDGES AND AGREES THAT EACH PARTY SHALL BE DEEMED TO BE OBTAINING THE PROPERTY TO BE CONVEYED TO SUCH PARTY PURSUANT TO THE ASSIGNMENT OF INTERESTS AND, WITH RESPECT TO SWEPI, THE ASSIGNMENT AND BILL OF SALE DELIVERED BY QUICKSILVER TO SWEPI PURSUANT TO ARTICLE 2.4, IN ITS PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT SUCH PARTY HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS IT DEEMS APPROPRIATE.

11.4 EXCEPT AS SET FORTH IN ARTICLES 11.1, 11.2 AND 17.2, FROM AND AFTER CLOSING, EACH PARTY HEREBY RELEASES, REMISES AND FOREVER DISCHARGES THE OTHER PARTY AND ITS AFFILIATES FROM ANY AND ALL CLAIMS THAT RELATE TO OR ARISE OUT OF THE OWNERSHIP, USE OR OPERATION OF THE PROPERTY PRIOR TO THE CLOSING, KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, CONTINGENT OR OTHERWISE, WHICH SUCH OTHER PARTY MIGHT NOW OR SUBSEQUENTLY MAY HAVE AGAINST THE ASSIGNING PARTY OR ITS AFFILIATES, RELATING DIRECTLY OR INDIRECTLY TO THE CLAIMS ARISING OUT OF OR INCIDENT TO ENVIRONMENTAL LAWS OR ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, REGARDLESS OF FAULT.

11.5 NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT, QUICKSILVER AND SWEPI AGREE THAT THE RECOVERY BY EITHER PARTY OF ANY DAMAGES SUFFERED OR INCURRED BY IT AS A RESULT OF ANY BREACH BY THE OTHER PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS UNDER THIS AGREEMENT SHALL BE LIMITED TO THE ACTUAL DAMAGES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS HEREUNDER AND IN NO EVENT SHALL THE BREACHING PARTY BE LIABLE TO THE NON-BREACHING PARTY FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES SUFFERED OR INCURRED BY THE NON-BREACHING PARTY AS A RESULT OF THE BREACH BY THE BREACHING PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS HEREUNDER. For purposes of the foregoing, actual damages may, however, include indirect, consequential, special, exemplary or punitive damages to the extent (a) the injuries or losses resulting in or giving rise to such damages are incurred or suffered by any person who is not a Party or an Affiliate of a Party or their agents, employees, or representatives and (b) such damages are recovered against a Party by such person. This Article 11.5 shall operate only to limit a Party’s liability and shall not operate to increase or expand any contractual obligation of a Party or cause any contractual obligation of a Party to survive beyond the survival period set forth in Article 17.16 or the termination of this Agreement, as the case may be.

ARTICLE 12 – FORCE MAJEURE

12.1 If either Party is rendered unable, in whole or in part, by an Event of Force Majeure to carry out its obligations under this Agreement, other than an obligation to make monetary payments or to provide an indemnity, such Party shall give to the other Party prompt written notice of the Event of Force Majeure accompanied by reasonable

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

detailed information concerning such event; thereupon, the obligations of the Party giving such notice, so far as they are affected by the Event of Force Majeure, shall be suspended during, but no longer than, the continuance of the Event of Force Majeure. As used herein, the term “Event of Force Majeure” shall mean an act of God, strike, lockout or other industrial disturbance, act of a public enemy, war, blockade, riot, lightning, storm, fire, flood or other act of nature, governmental action, governmental delay, governmental delays regarding environmental or permitting requirements, governmental restraint or governmental inaction, unavailability of equipment or transportation of same, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the Party affected thereby. The affected Party shall use reasonable diligence to remove the Event of Force Majeure, or mitigate the effects thereof, as promptly as is reasonably practicable.

ARTICLE 13 – GEOLOGICAL, GEOPHYSICAL, WELL AND DRILLING DATA

13.1 Well Information. With respect to all wells drilled hereunder, the Operator shall furnish to the consenting or participating Parties the well information required under the governing Operating Agreement or Federal/State Unit Operating Agreement.

13.2 Data. Costs for all future geological and geophysical data (seismic, magnetotelluric, etc.) that the Parties agree to mutually pursue after Closing, shall be acquired and owned on a Proportionate Share basis between such Parties and shall be subject to the confidentiality provisions set forth in Article 14. Whenever one Party desires to pursue the acquisition of additional data that the other Party elects not to participate in, the non-participating Party shall have no rights to view or access such additional data and will have no ownership to such data. From and after Closing, each Party shall provide the other Party access to any existing geological and geophysical data covering the SWAN Project Area under any existing license to the extent permitted by the terms of such license. All such data in which a Party is provided access under this Article 13.2 shall be subject to the confidentiality provisions set forth in Article 14. If such license does not permit a Party to provide access to such data, then the other Party shall have the right to acquire a license of such data within thirty (30) days after the Effective Date.

13.3 2D and 3D Surveys. If after Closing either Party agrees to underwrite a technically acceptable speculative (e.g. multi-client) 2D and 3D surveys covering a portion of the SWAN Project Area during the term of this Agreement occurring after Closing, the other Party shall buy a license to the survey for the area that lies within the SWAN Project Area, provided that neither Party is obligated to spend more than [***] during any calendar year, beginning on January 1, 2013. The Party underwriting such survey shall deliver to the other Party written notice thereof (which notice shall contain any appropriate technical parameters, costs and timing to perform such survey of such portion of the SWAN Project Area). If a Party has spent [***] or more for licenses for surveys in any calendar year, beginning on January 1, 2013, then such Party shall have the right, but not the obligation, to also participate in such survey for the area that lies within the SWAN Project Area by providing written notice thereof within thirty (30) days after receipt of such notice. If such other Party is required or timely elects to participate in such survey, it shall promptly pay to such underwriting Party its Proportionate Share of the costs attributable to conducting such survey to the extent attributable to such area.

ARTICLE 14 – CONFIDENTIALITY

14.1 Defined. Confidential and proprietary data referred to herein as “Confidential Information” shall include, but not be limited to, geological, geophysical, land, engineering, environmental, and well information, technical information, including interpretations and models covering the SWAN Project Area, together with all legal information, terms, negotiations or any other information regarding the business transactions between the Parties pursuant to this Agreement, or, except as provided in Article 14.6, information regarding any aspect of this Agreement itself. The term Confidential Information shall not include information that (a) is in a Party’s or its Affiliate’s possession prior to disclosure, (b) is or becomes known to the public other than as a result of a breach of this Agreement, (c) becomes available to a Party on a non-confidential basis from a source other than the other Party and not as a result of any breach of this Agreement or (d) is developed by a Party without the use of Confidential Information.

14.2 Term. This Article shall survive termination of this Agreement and shall remain in effect from the Effective Date until five (5) years following termination of this Agreement.

14.3 No Disclosure. Unless required by law, including without limitation any applicable securities laws, absent express written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), neither Party shall disclose the Confidential Information to any person or entity, including current leaseholders and mineral owners in the SWAN Project Area, except to any such leaseholder or mineral owner to whom the lessee is required to provide any such information pursuant to the terms of the applicable lease and to its own and its Affiliates’ officers, directors, employees and outside attorneys, accountants, lenders and financial, engineering and geological advisors, agents, consultants, and representatives, on a strict need-to-know basis in order to carry out the purpose of this Agreement, and each Party agrees to direct such persons to not disclose to any other person or persons the Confidential Information, and accepts full responsibility should they disclose such Confidential Information in violation of the terms of this Article 14. Notwithstanding the foregoing, without consent of the other Party, either Party may disclose the Confidential Information to a third party who agrees in writing to the equivalent or more stringent confidential terms, solely for purposes of evaluating the possibility of entering into a transaction pursuant to which the third party would acquire all or a portion of the disclosing Party’s interest in the SWAN Project Area.

14.4 Unauthorized Access. The Parties shall use reasonable efforts to prevent access by unauthorized persons to the Confidential Information, such efforts to reflect at least the same general degree of security that each Party accords its own Confidential Information, including, without limitation, ensuring that each outside attorney, accountant and any other advisor to whom it discloses the Confidential Information has a written obligation to hold it confidential.

14.5 Compulsory Disclosure. In the event either Party is requested or required by a governmental or regulatory authority or is under compulsion of legal process to disclose Confidential Information, such Party shall not, unless required by law, disclose the Confidential Information until the other Party has first (a) received prompt written notice of such request or requirement to disclose, and (b) had a reasonable opportunity to obtain a protective order or other reliable assurance that confidential treatment will be accorded to its Confidential Information. The Party so requested shall not oppose actions by the other Party to assure such confidential treatment.

14.6 Announcements. Except to the extent permitted above and except for the press release made on the Effective Date relating to the Parties entering into this Agreement and following the Closing relating to the closing of the transaction evidenced by this Agreement, neither Party shall issue any other press release or make any public announcement related to this Agreement or the activities hereunder without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed). Copies of any permitted press release or announcement shall be sent to the other Party for approval at least three (3) business days in advance of its publication, so that the other Party may make comments and/or modifications within such three (3) business day period. Notwithstanding any other provisions, neither Party shall disclose the financial parameters of this Agreement, except to the extent required by government regulation or law. The Party issuing a press release shall not be required to accept any modifications that, in its reasonable judgment, would impair any legal requirement to publicly disclose material information.

ARTICLE 15 – NOTICES

15.1 Any notice required to be provided hereunder shall be deemed received by the addressee upon the earliest of: (a) actual receipt; (b) five (5) days after deposit with the United States Postal Service, by certified mail, postage prepaid, return receipt requested; or (c) four (4) days after deposit, second day delivery postage prepaid, with Federal Express. Each Party shall have the right to change its address for notice purposes by so notifying the other Party in writing. Facsimile notices shall be deemed received upon confirmation of receipt by the Party notified. The address of each Party for notice purposes is:

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, TX 76102

Attention: C. Clay Blum, Vice President – U.S. Land

Facsimile: (817) 665-5018

Telephone: (817) 665-5000

With a copy to (which shall not constitute notice):

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, TX 76102

Attention: John C. Cirone, Executive Vice President – General Counsel

Facsimile: (817) 665-5021

Telephone: (817) 665-5000

Fulbright & Jaworski L.L.P.

Fulbright Tower

1301 McKinney, Suite 5100

Houston, TX 77010-3095

Attention: Deborah A. Gitomer and Craig S. Vogelsang

Facsimile: (713) 651-5246

SWEPI LP

200 North Dairy Ashford

Houston, TX 77079

Attention: Rockies Land Manager

Facsimile: (281) 544-4006

Telephone: (281) 544-4737

ARTICLE 16 – DISPUTE RESOLUTION

16.1 Any controversy, dispute or claim, whether based on contract, tort, statute or other legal or equitable theory (including but not limited to any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this clause) arising out of or related to this Agreement (including any amendments or extensions and any agreements attached as Exhibits hereto), or the breach or termination thereof (a “Dispute”) shall be settled by arbitration in accordance with the then current CPR Institute for Dispute Resolution Rules for Non-administered Arbitration of Business Disputes, and this provision. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16 to the exclusion of any provision of state law inconsistent therewith or which would produce a different result, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction. The arbitration shall be held in Houston, Texas, or at some other location as mutually agreed upon by the Parties. There shall be three arbitrators. SWEPI and Quicksilver shall each select an arbitrator, and those arbitrators shall select the third arbitrator. To the extent the Parties’ Dispute(s) concern matters of (i) oil and gas law, geology and/or petroleum engineering and/or (ii) environmental law and/or environmental science, then each arbitrator must be trained and knowledgeable in such matters. The arbitrators shall determine the Dispute of the Parties and render a final award in accordance with the substantive law of the state of Texas, excluding the conflicts provisions of such law. The arbitrators shall set forth the reasons for the award in writing. All statutes of limitations and defenses based upon passage of time applicable to any Dispute of a defending Party (including any counterclaim or set-off) shall be tolled while the arbitration is pending. The obligation to arbitrate any Dispute shall extend to the successors, assigns and third party beneficiaries of the Parties. The Parties shall use their best efforts to cause the obligation to arbitrate any Dispute to extend to any officer, director, employee, shareholder, agent, trustee, affiliate, or subsidiary. The terms hereof shall not limit any obligations of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages or expenses, as provided under Article 17.2 herein. The arbitrators shall order the Parties to promptly exchange copies of all documents regarding the materials in dispute, potential facts, witness lists and expert witness lists, and, if requested by a Party, to produce other relevant documents, to answer up to ten (10) interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing any or all listed witnesses, both fact and expert, within such Party’s control. Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrators upon a finding of good cause. Each Party shall bear its own costs, expenses and attorney’s fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney’s fees in connection with such court proceeding. In order to prevent irreparable harm, the arbitrators shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a Party may, notwithstanding any other provision of this Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than ten (10) days after the appointment of the arbitrators (or in any event for longer than sixty (60) days). Except as required by law (and then only after prior notice to the other Party), no Party shall disclose the facts of the underlying dispute or the contents or result of the arbitration without the prior consent of all Parties. If any part of this arbitration provision is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of this provision. In the event of a lawsuit by a third party against one of the Parties, that Party may implead the other Party or, if there is no impleader, the other Party may intervene in the lawsuit. Nothing in this Agreement shall restrict a Party’s right to introduce all evidence and to make all arguments that a Party believes are appropriate in representing its defenses against a third party’s claim. However, to the extent possible, the Parties shall arbitrate any dispute between them arising out of a third party’s lawsuit. Such arbitration must be commenced between thirty (30) and sixty (60) days after the conclusion of the third party’s lawsuit. All statutes of limitations and defenses based upon the passage of time, including any such defense based upon the terms of this arbitration clause, shall be tolled while the third party’s lawsuit is pending and for sixty (60) days thereafter.

ARTICLE 17 – MISCELLANEOUS

17.1 Relationship. It is not the intention of the Parties hereto to create a partnership, joint venture, mining partnership or association taxable as a corporation; and neither this Agreement nor the operations hereunder shall be construed as creating such a relationship. The liability of the Parties hereto shall be several and not joint or collective, and each Party shall be responsible only for its obligations. Nothing contained herein shall be construed to constitute either Party to be the partner of the other Party.

17.2 INDEMNITIES. FROM AND AFTER CLOSING, QUICKSILVER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SWEPI AND ITS AFFILIATES’, THEIR DIRECTORS, OFFICERS, MANAGERS, MEMBERS, EMPLOYEES, REPRESENTATIVES, AGENTS, ACCOUNTANTS AND ATTORNEYS FROM AND AGAINST ANY AND ALL CLAIMS, COSTS, EXPENSES AND LIABILITIES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR RELATED TO CLAIMS BY THIRD PARTIES WITH RESPECT TO QUICKSILVER’S OPERATIONS WITHIN THE SWAN PROJECT AREA PRIOR TO THE CLOSING, INCLUDING WITHOUT LIMITATION, ANY CLAIM FOR LOSS OR DAMAGE TO PROPERTY OR THE ENVIRONMENT, AND FOR COMPENSATION, DAMAGE, INJURY TO OR DEATH OF ANY PERSON WHOMSOEVER, UNLESS SAID CLAIM, COST, EXPENSE OR LIABILITY IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF SWEPI. FROM AND AFTER CLOSING, SWEPI SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS QUICKSILVER AND ITS AFFILIATES’, THEIR DIRECTORS, OFFICERS, MANAGERS, MEMBERS, EMPLOYEES, REPRESENTATIVES, AGENTS, ACCOUNTANTS AND ATTORNEYS FROM AND AGAINST ANY AND ALL CLAIMS, COSTS, EXPENSES AND LIABILITIES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR RELATED TO CLAIMS BY THIRD PARTIES WITH RESPECT TO SWEPI’S OPERATIONS WITHIN THE SWAN PROJECT AREA PRIOR TO THE CLOSING, INCLUDING WITHOUT LIMITATION, ANY CLAIM FOR LOSS OR DAMAGE TO PROPERTY OR THE ENVIRONMENT, AND FOR COMPENSATION, DAMAGE, INJURY TO OR DEATH OF ANY PERSON WHOMSOEVER, UNLESS SAID CLAIM, COST, EXPENSE OR LIABILITY IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUDULENT CONDUCT OF QUICKSILVER.

17.3 Governing Law. This Agreement and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws otherwise applicable to such determinations. In the event any dispute arises with respect to this Agreement, the Parties hereby consent to venue and jurisdiction of such disputes in the City of Houston and County of Harris, State of Texas.

17.4 Arbitration. Except as otherwise provided herein, any disputes between the Parties arising out of or in connection with this Agreement shall be referred to and determined by binding arbitration in accordance with the procedures set forth in Article 16.

17.5 Further Assurances. The Parties agree to execute, acknowledge and deliver all instruments, agreements or other documents, and take all action which may be necessary or advisable consummate the transactions contemplated by this Agreement.

17.6 Integration. This Agreement and the documents to be executed hereunder and the exhibits attached hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

17.7 Amendments; Waiver. This Agreement may not be altered, or amended, nor any rights hereunder waived, except by an instrument in writing executed by the Parties. No waiver by either Party of any one or more defaults by the other Party in the performance of this Agreement shall operate or be construed as a waiver of any other default or defaults, whether of a like or different nature.

17.8 Term and Termination. Except as otherwise provided herein, this Agreement shall remain in effect until the Termination Date, the termination of this Agreement in accordance with its terms, or until the Parties hereto agree in writing to terminate this Agreement, whichever is sooner. Upon termination of this Agreement, (a) the terms of all existing third-party operating agreements and all existing and pending Operating Agreements and Federal/State Unit Operating Agreements shall continue to govern the rights and obligations of the Parties thereto and (b) if Closing has occurred and there are any interests jointly held by the Parties in the SWAN Project Area that are not subject to or covered by an operating agreement executed by the Parties pursuant to this Agreement, the Parties shall execute the Interim JOA covering all such interests. Notwithstanding anything contained herein to the contrary, if (a) the aggregate amount of net mineral acres covered by the Quicksilver Interest(s) and Quicksilver Lease(s) excluded from this Agreement and Exhibit A-1 pursuant to Article 3.6 on account of one or more Title Defects and/or Environmental Defects exceeds twenty-five percent (25%) of the total number of net mineral acres located within the SWAN Project Area and set forth on Exhibit A-1 as of the Effective Date for all Quicksilver Interests and Quicksilver Leases or (b) the aggregate amount of net mineral acres covered by the SWEPI Interest(s) and SWEPI Lease(s) excluded from this Agreement and Exhibit A-2 pursuant to Article 3.6 on account of one or more Title Defects and/or Environmental Defects exceeds twenty-five percent (25%) of the total number of net mineral acres located within the SWAN Project Area and set forth on Exhibit A-2 as of the Effective Date for all SWEPI Interests and SWEPI Leases, then in either case either Party shall have the right to terminate this Agreement.

17.9 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, and their respective successors and permitted assigns.

17.10 Covenants. This Agreement and the terms, conditions and covenants herein shall be deemed to be covenants running with the land, and a burden upon each of the Party’s interest in the Leases and Oil and Gas Leases, for the benefit of the other Party’s interest in the Leases.

17.11 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any benefits, rights or remedies.

17.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall be deemed to be one agreement.

17.13 Assignment. Neither Party may assign its rights and interests under this Agreement without the prior written consent of the other Party; provided, however, that if a Party assigns all or any portion of its leasehold interest in one or more Leases and/or Oil and Gas Leases, such Party may assign its rights and interests under this Agreement to the extent relating to such interest in such Lease(s) and/or Oil and Gas Lease(s) without the consent of the other Party and without limiting such other Party’s rights under Article XVI.H of the Interim JOA or Article XVI.H. of any Operating Agreement or Section 30.7 of any Federal/State Unit Operating Agreement entered into by the Parties under this Agreement. Any permitted assignment of this Agreement shall be subject to all of the terms and conditions of this Agreement, and the assignee shall agree to assume, bear and perform the assignor’s duties and obligations hereunder to the extent of such assignment; provided, however, that no such permitted assignment shall relieve a Party from its obligations arising under this Agreement or any Operating Agreement or Federal/State Unit Operating Agreement prior to the effective date of such assignment. Any assignment of this Agreement in contravention of this Article 17.13 shall be void. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

17.14 Severability. Each provision hereof is intended to be severable. If any term or provision hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

17.15	Currency. All payments and deposits required herein shall be made in United States dollars.

17.16 Survival. The following provisions of this Agreement shall survive the termination of this Agreement: Articles 14, 17.1, 17.2, 17.3, 17.4, 17.8 and this 17.16. Except for the representations and warranties set forth in Articles 11.1(a), 11.1(b), 11.1(g), 11.2(a), 11.2(b) and 11.2(f), the representations and warranties set forth in Articles 11.1 and 11.2 shall terminate two (2) years after the Closing.

17.17 Conflicts. In the event of a conflict between the provisions of this Agreement and any other agreement between SWEPI and Quicksilver related to or associated with the subject matter of this Agreement, including, but not limited to, any operating agreement, the provisions of this Agreement shall control and prevail. Without limiting the generality of the forgoing:

a.	notwithstanding anything contained to the contrary in the Interim JOA or any Operating Agreement or Federal/State Unit Operating Agreement, no Party shall be required to indemnify, defend or hold harmless the other Party pursuant to the Interim JOA or any such Operating Agreement or Federal/State Unit Operating Agreement for any burden on a Lease created by, through or under such other Party; and

b.	notwithstanding anything to the contrary contained in Article VIII.B. or XVI.K. of the Interim JOA or any Operating Agreement or Article 18 of the Federal/State Unit Operating Agreement, the terms of each such Article shall not apply to any renewal or extension of a Lease that was obtained by a Party to cure or remove a Lease Defect pursuant to this Agreement.

17.18 Certain Agreements. Within five (5) business days after the Effective Date, unless consent is required from a third party, which either Party will use commercially reasonable efforts to obtain, both Parties shall make available to the other copies of all Miscellaneous Agreements and Quicksilver shall make available copies of all agreements in its possession relating to the Quicksilver Excluded Assets.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement is executed and effective as of the date first above written.

QUICKSILVER RESOURCES INC.		SWEPI LP

By:	/s/ Thomas F. Darden	By:	/s/ Jeff Turnbull
	Name Thomas F. Darden		Name Jeff Turnbull
	Title Chairman of the Board		Title Attorney-In-Fact

Signature Page to Acquisition and Exploration Agreement

Exhibit A-1: Schedule of Quicksilver Leases and Oil and Gas Interests

Insofar, and only insofar as the Quicksilver Leases described in Part I, and the Quicksilver Interests described in Part II are located within the SWAN Project Area.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***Pages 1 to 290]

Exhibit A-2: Schedule of SWEPI Leases and Oil and Gas Interests

Insofar, and only insofar as the SWEPI Leases described in Part I, and the SWEPI Interests described in Part II are located within the SWAN Project Area.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***Pages 1 to 79]

EXHIBIT “B”

Schedule of Quicksilver Wells

Well Name	API/UWI	Working Interest	Net Revenue
Roundup 22-24	05-081-07336	75.0000%	60.0000%
Bret Grand Bouche 24-02H	05-081-07679	100.0000%	80.4226%
Horse Gulch Federal 13-12	05-081-07672	75.0000%	60.0000%
K Diamond 21-21	05-081-07656	75.0000%	60.0000%
Pirtlaw Partners Ltd 14-03	05-107-06241	87.5000%	69.1250%
Pirtlaw Partners Ltd 24-33	05-107-06248	87.5000%	69.1250%
Simoes 12-30	05-081-07722	100.0000%	80.6250%
Simoes 22-30	05-081-07724	100.0000%	80.6250%
Stoddard 33-30	05-081-07661	100.0000%	80.6250%
Weber 32-04	05-081-07654	75.0000%	60.0000%

Exhibit C: Plat of the SWAN Project Area

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*** Single Page]

EXHIBIT D

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

ASSIGNMENT

STATE OF COLORADO	§
§
COUNTY OF _____________	§

THIS ASSIGNMENT OF OIL AND GAS PROPERTIES (hereinafter called “Assignment”), dated                     , 2012, is made between                                     , whose mailing address is                                         , hereinafter referred to as “Assignor”, and                                         , whose mailing address is                                         , hereinafter referred to as “Assignee”.

In consideration of the mutual promises made between Assignor and Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby ASSIGNS, CONVEYS, BARGAINS, SELLS, TRANSFERS AND DELIVERS unto Assignee an undivided 50% of all of Assignor's right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent), in and to the property and property interests listed below except to the extent any of the same constitute an Excluded Asset (as defined herein) (such 50% of all of Assignor’s right, title and interest in such property and property interests being herein collectively called the “Assets”):

a. The oil, gas and mineral leases described in Exhibit “A” (the “Leases”);

b. Any and all rights and interests attributable or allocable to the Leases by virtue of all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations, and/or orders (the “Unit Rights”, and together with the Leases, the “Subject Interests”);

c. The lands covered by or subject to the Subject Interests (including, without limitation, units formed under orders, rules, regulations, or other official acts of any federal, state or other authority having jurisdiction, voluntary unitization agreements, designations, and/or declarations, and any "working interest units" (created under operating agreements or otherwise)) (collectively, the “Lands”); and

EXHIBIT D, PAGE 1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

d. All agreements (including but not limited to surface use agreements, water disposal rights agreements, radio tower agreements, water rights agreements, road access agreements, easements and rights-of-ways, production sales agreements and other agreements) associated or related to the production or marketing of mineral interests and described on Exhibit “B”.

Notwithstanding anything to the contrary contained in this Assignment, the Assets shall not include and there is excepted, reserved and excluded from this Assignment and the Assets the properties, assets and interests described on Exhibit “C” (the “Excluded Assets”).

Assignor excepts from this Assignment and reserves unto itself an overriding royalty interest (“Reserved ORRI”) in all oil, gas and associated hydrocarbons produced, saved and sold from each Lease equal to the positive difference, if any, between (x) all existing royalties, overriding royalties, net profits interests, production payments, reversionary interests and similar burdens encumbering such Lease and (y) [***] percent ([***]%). The Reserved ORRI shall be subject to the following terms and conditions:

(i) The Reserved ORRI in each Lease shall be proportionately reduced to the extent that Assignor owns less than the entire oil, gas and/or mineral leasehold estate in such Lease.

(ii) The Reserved ORRI in each Lease shall not bear any of the costs of developing or operating the leasehold premises covered thereby, but shall bear its proportionate part of the following: (A) severance taxes and other taxes measured by production; (B) expenses incurred by Assignee for treating oil, gas and associated hydrocarbons produced from or allocable to such Lease to make them marketable; (c) expenses incurred by Assignee in transporting oil, gas and associated hydrocarbons produced from or allocable to such Lease to point of delivery and for dehydration and/or compression of gas at or prior to such delivery; and (d) such other expenses, if any, as chargeable against the royalty payable under such Lease.

(iii) The Reserved ORRI in each Lease shall attach to renewals and extensions of such Lease.

(iv) The Reserved ORRI shall be computed and paid or delivered to Assignor by the same method, at the same time, under the same conditions, and, except as set forth in paragraph (vii) below, on the same substances as the royalty provided to be paid and delivered in and under each Lease to the lessors therein.

(v) Without limiting other remedies or rights at law or in equity, in the event of any overpayment on the Reserved ORRI because of retroactive price reduction by law or governmental order, or for any other reason, the holder of the working interest burdened by such Reserved ORRI shall be allowed to recoup such overpayment out of future production attributable to such Reserved ORRI, beginning on the first day of any month following receipt of notice of intent to make such recoupment.

EXHIBIT D, PAGE 2

(vi) Assignee shall have the right and option, but not the obligation, to process gas produced and saved from any Lease. Notwithstanding anything contained herein to the contrary, if Assignee elects to process, or have processed, such gas in a gas processing plant or other facility, whether or not owned by Assignee, then in such event Assignor shall be paid its percentage share provided for herein of the proceeds of sale of all gasoline or other liquid hydrocarbons or other products manufactured or extracted from such gas as a result of such processing (collectively, the “Products”), less the costs of extraction or manufacture (which may consist of a portion of the Products). Notwithstanding anything contained herein to the contrary, Assignee shall also pay to Assignor the same percentage share of the proceeds of sale of all residue gas sold by Assignee, less expenses incurred by Assignee in transporting any such gas to point of delivery and for dehydration and/or compression of gas at or prior to such delivery and other expenses and fees typically borne by royalty owners.

(vii) Assignee shall have the right at Assignee’s election from time to time to pool and unitize any Lease or Leases and/or any of the Lands, with other leases or lands, in the same manner and with the same effect as authorized under the terms of such Lease or Leases as now constituted or as hereafter amended or as may be hereafter authorized by the lessor or lessors thereof without obtaining the prior consent of Assignor in its capacity as the holder of the Reserved ORRI. In the event of such pooling or unitization, the Reserved ORRI in each pooled and unitized Lease shall be proportionately reduced based on the proportion of the acreage covered by such Lease in the unit formed pursuant to such pooling or unitization bears to the total acreage included in such unit, unless the relevant Lease(s) or pooling or unitization agreement provides a different method for allocation of production, in which case such different method will be applied. The pooling or unitization in one or more instances shall not exhaust the right of Assignee to subsequently pool or unitize said acreage into other units.

(viii) Any transfer, assignment, or conveyance of an interest in the Reserved ORRI and any change in the capacity or status of Assignor shall be effective only at 8:00 a.m. Central Time on the first day of the next succeeding calendar month following the receipt by Assignee of a certified copy of the recorded instrument or judgment evidencing such transfer, assignment, or conveyance or such change in capacity or status. Assignee and its successors and assigns are relieved of any responsibility for determining when any interest of Assignor or Assignor’s successors or assigns in the Reserved ORRI shall increase, diminish, or be extinguished or revert to any other person until Assignee or its successors or assigns are furnished evidence thereof in accordance with the foregoing provisions of this paragraph, and Assignor and Assignor’s successors and assigns agree to hold Assignee and its successors and assigns harmless from all losses or expenses that may result from any incorrect payment in the absence of compliance with this paragraph.

TO HAVE AND TO HOLD the Assets, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Assignee, its successors and assigns, forever, subject, however, to the reservations, exceptions, terms and conditions of this Assignment.

EXHIBIT D, PAGE 3

Except as otherwise provided herein, this Assignment shall be subject to the following terms, conditions or exceptions: (a) the covenants, provisions, royalties, and terms of the Leases; (b) the terms of the Acquisition and Exploration Agreement (the “Agreement”) dated effective September 20, 2012 by and between Assignor and Assignee; and (c) insofar as the transfer of any Asset must be approved by any governmental body, such governmental approval and to the terms of such approval, if and to the extent required by law. Any capitalized term used but not otherwise defined herein shall have the meaning given to such term in the Agreement.

This Assignment shall be effective as of 12:00 a.m. local time where the Assets are located, as of the date set forth above (the “Effective Time”).

The terms, conditions and exceptions contained herein shall constitute covenants running with the land, and shall be binding upon, and for the benefit of, the respective successors and assigns of Assignor and Assignee.

Subject to the Reserved ORRI, Assignor does hereby bind itself, its heirs, successors and assigns, to warrant and forever defend Marketable Title to the Leases, unto Assignee, Assignee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by through or under Assignor, but not otherwise.

EXCEPT AS SET FORTH IN ARTICLE [11.1/11.2] OF THE AGREEMENT AND THE SPECIAL WARRANTY OF TITLE CONTAINED HEREIN, ASSIGNOR (A) MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION AND WARRANTY REGARDING (I) ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION RELATING TO THE LEASES OR THE LANDS, OR (II) ANY RIGHT OR ABILITY TO EVACUATE OR TRANSPORT HYDROCARBON PRODUCTION OFF THE LEASES AND/OR THE LANDS, NOW OR IN THE FUTURE; AND (B) EXPRESSLY DISCLAIMS (I) ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS RESPECTIVE AFFILIATES); (II) ANY REPRESENTATION OR WARRANTY, EXPRESS,

EXHIBIT D, PAGE 4

STATUTORY OR IMPLIED, AS TO (a) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, REPORT OR STATEMENT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE LEASES OR THE LANDS, (b) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT, THE AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, (c) THE QUANTITY, QUALITY, RECOVERABILITY OR MARKETABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE LEASES OR THE LANDS, (d) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED THEREFROM, (e) THE PRODUCTION OF HYDROCARBONS FROM THE LEASES OR THE LANDS, (f) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (g) MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT INCLUDED IN THE ASSETS, AND (h) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS SET FORTH IN ARTICLE [11.1/11.2] OF THE AGREEMENT, ASSIGNEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN ITS PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

EXCEPT AS SET FORTH IN ARTICLE [11.1/11.2] OF THE AGREEMENT AND THE SPECIAL WARRANTY OF TITLE CONTAINED HEREIN, ASSIGNEE HEREBY RELEASES, REMISES AND FOREVER DISCHARGES ASSIGNOR AND ITS AFFILIATES FROM ANY AND ALL CLAIMS THAT RELATE TO OR ARISE OUT OF THE OWNERSHIP, USE OR OPERATION OF THE LEASES KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, CONTINGENT OR OTHERWISE, WHICH ASSIGNEES MIGHT NOW OR SUBSEQUENTLY MAY HAVE AGAINST ASSIGNOR OR ITS AFFILIATES, RELATING DIRECTLY OR INDIRECTLY TO THE CLAIMS ARISING OUT OF OR INCIDENT TO ENVIRONMENTAL LAWS OR ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, REGARDLESS OF FAULT.

[DRAFTING NOTE: WITH RESPECT TO EACH ARTICLE REFERENCE BRACKETED IN THE TWO PARAGRAPHS IMMEDIATELY ABOVE, ARTICLE 11.2 SHOULD BE DELETED IF QUICKSILVER IS THE ASSIGNOR AND ARTICLE 11.1 SHOULD BE DELETED IF SWEPI IS THE ASSIGNOR.]

EXHIBIT D, PAGE 5

Assignor and Assignee agree to execute and deliver all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be reasonably necessary to more fully and effectively assign, convey, bargain, sell, transfer and deliver the respective rights, obligations, titles, interests and estates in the Assets.

This Assignment shall be construed and enforced in accordance with and governed by the laws of the state of Colorado.

Capitalized terms used in this Assignment but not defined herein, shall have the same meanings as set forth in the Agreement.

This Assignment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Acknowledgment pages shall be compiled into one single instrument to be recorded. To facilitate recordation or filing of this Assignment, each counterpart filed with a county or state or federal agency or office may contain only those portions of the Exhibits to this Assignment that describe property under the jurisdiction of that agency or office. A complete counterpart of this Assignment containing a full description of all of the Assets is available for review at Assignor’s address listed above.

References to “Exhibits” are to Exhibits attached to this Assignment, which are made parts hereof for all purposes.

Any separate assignments which have been, or will be, executed for filing with and approval by applicable governmental agencies and authorities (a) shall evidence the conveyance and assignment of the applicable Assets herein made, and shall not constitute any additional conveyance or assignment of the Assets, (b) are not intended to modify, and shall not modify, any of the terms, warranties, covenants and conditions set forth in this Assignment, and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT D, PAGE 6

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the dates of their respective acknowledgments set forth below, to be effective, however, as of the Effective Time.

ASSIGNOR:

[SWEPI LP/ QUICKSILVER RESOURCES INC.]

By :

Printed Name:

Title:

ASSIGNEE:

[SWEPI LP/ QUICKSILVER RESOURCES INC.]

By :

Printed Name:

Title:

EXHIBIT D, PAGE 7

STATE OF __________	)
) SS.
COUNTY OF	)

Before me, the undersigned, a Notary Public in and for said County and State, on this ____ day of       , 2012, personally appeared_________________, to me known, and being duly sworn, did say that he is the ________________ of SWEPI LP, and that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such Limited Partnership, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have set my hand and affixed my seal the date above written.

My Commission Expires:

Notary Public

STATE OF __________	)
) SS.
COUNTY OF	)

On this                                          day of                         , 2012, before me, a Notary Public, personally appeared__________________, as _________________ for Quicksilver Resources Inc., to me known, and being duly sworn did say that he signed said instrument as a free act and deed on behalf of said CORPORATION.

IN WITNESS WHEREOF, I have set my hand and affixed my seal the date above written.

My commission expires:

Notary Public

EXHIBIT D, PAGE - 8 -

EXHIBIT “A”

LEASES

EXHIBIT D, PAGE - 9 -

EXHIBIT “B”

MISCELLANEOUS AGREEMENTS

EXHIBIT D, PAGE - 10 -

EXHIBIT “C”

EXCLUDED ASSETS

EXHIBIT D, PAGE - 11 -

EXHIBIT E-1

A.A.P.L. FORM 610—1989

MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT

DATED

                      ,              ,

OPERATOR

CONTRACT AREA	Prospect Area as shown on Exhibit A

COUNTY OF	(MOFFAT & ROUTT)	, STATE OF	Colorado

COPYRIGHT 1989 – ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 – 1989

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

TABLE OF CONTENTS

D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
E. WAIVER OF RIGHTS TO PARTITION:	15
~~F. PREFERENTIAL RIGHT TO PURCHASE~~	~~15~~
IX. INTERNAL REVENUE CODE ELECTION	15
X. CLAIMS AND LAWSUITS	16
XI. FORCE MAJEURE	16
XII. NOTICES	16
XIII. TERM OF AGREEMENT	16
XIV. COMPLIANCE WITH LAWS AND REGULATIONS	16
A. LAWS, REGULATIONS AND ORDERS:	16
B. GOVERNING LAW:	17
C. REGULATORY AGENCIES:	17
XV. MISCELLANEOUS	17
A. EXECUTION:	17
B. SUCCESSORS AND ASSIGNS:	17
C. COUNTERPARTS:	17
D. SEVERABILITY	17
XVI. OTHER PROVISIONS	17

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between ,                                                                              hereinafter designated and referred to as “Operator,” and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as “Non-Operator,” and collectively as “Non-Operators.”

WITNESSETH:

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit “A,” and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

ARTICLE I.

DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

A. The term “AFE” shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder. An AFE for a Horizontal Well or Multi-lateral well shall clearly stipulate that the well being proposed is a Horizontal Well or a Multi-lateral Well and shall include all Completion operations for the proposed Horizontal Well or Multi-lateral Well.

B. The term “Affiliate” shall mean any company or other legal entity, whether private or public, which controls, is controlled by, or is under common control , with a party. For the purposes of this definition, “control” means the ownership by one entity of fifty percent (50%) or more of the voting rights of any other entity.

C. The term “Completion” or “Complete” shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, hydraulic fracturing, perforating, well stimulation and production testing conducted in such operation.

D. The term “Contract Area” shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests jointly owned by the parties and intended to be developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit “A.”

E. The term “Deepen” shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser. The term “deepen” or “deepening” shall not be interpreted to mean further extension of a horizontal drainhole nor shall it be interpreted to pertain to any vertical stratigraphic variations within any particular formation as might be encountered while steering during horizontal or directional drilling operations. When used in connection with a Horizontal Well or Multi-lateral well, the term “Deepen” shall mean an operation whereby a Lateral is drilled to a horizontal distance greater than the distance set out in the well proposal approved by the Consenting Parties, or to a horizontal distance greater than the horizontal distance to which the Lateral was previously drilled.

F. The terms “Drilling Party” and “Consenting Party” shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

G. The term “Drilling Unit” shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

H. The term “Drillsite” shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located. The term “drillsite” when used in connection with a Horizontal Well or Multi-lateral Well, shall mean the surface location and the Oil and Gas Leases or Oil and Gas Interests within the spacing unit or participating area on which the wellbores, including all Laterals, are located.

I. The term “Initial Well” shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

J. The term “Non-Consent Well” shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

K. The terms “Non-Drilling Party” and “Non-Consenting Party” shall mean a party who elects not to participate in a proposed operation.

L. The term “Oil and Gas” shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

M. The term “Oil and Gas Interests” or “Interests” shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are jointly owned by the parties to this agreement.

N. The terms “Oil and Gas Lease,” “Lease” and “Leasehold” shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are jointly owned by the parties to this agreement.

O. The term “Plug Back” shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone. When used in connection with a Horizontal Well or Multi-lateral Well, the term “Plug Back” shall mean an operation to test or Complete the well at a stratigraphically shallower geological horizon in which the operation has been or is being conducted and which is not within an existing Lateral.

P. The term “Recompletion” or “Recomplete” shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

Q. The term “Rework” shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

R. The term “Sidetrack” shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties. When used in connection with a Horizontal Well or Multi-lateral Well, the term “sidetrack” shall mean the directional control and intentional deviation of a well outside the existing Lateral (s) so as to change the Zone or the direction of the Lateral as originally proposed, unless done to straighten the hole or drill around junk in the hole or to overcome other mechanical difficulties.

S. The term “Zone” shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

T. The term “Lateral” shall mean that portion of a wellbore that deviates from approximate vertical orientation to approximately horizontal orientation and all the wellbore beyond such deviation to total measured depth.

U. The term “Horizontal Well” shall mean a well containing a single Lateral which is drilled, Completed or Recompleted in a manner in which the horizontal component of the completion interval (1) extends at least one hundred feet (100’) in the objective formation(s) and (2) exceeds the vertical component of the completion interval in the objective formation(s).

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

V. The term “Multi-lateral Well” shall mean a well which contains more than one Lateral which is drilled, Completed or Recompleted in a manner in which the horizontal component of the completion interval of each Lateral (1) extends at least one hundred feet (100’) in the objective formation(s) and (2) exceeds the vertical component of the completion interval in the objective formation(s).

W. The term “Vertical Well” shall mean a well drilled, Completed or Recompleted other than a Horizontal Well or Multi-lateral Well.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word “person” includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.

EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

☒	A. Exhibit “A,” shall include the following information:

(1) Description of lands subject to this agreement,

(2) Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses, telephone numbers and electronic mail  addresses for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

(6) Burdens on production.

☒	B. Exhibit “A-1,” Plat.

☒	C. Exhibit “B,” Form of Lease.

☒	D. Exhibit “C,” Accounting Procedure.

☒	E. Exhibit “D,” Insurance.

☒	F. Exhibit “E,” Gas Balancing Agreement.

☒	G. Exhibit “F,” Non-Discrimination and Certification of Non-Segregated Facilities.

☐	H Exhibit “G,” Intentionally Deleted

☒	I. Exhibit “H,” Health, Safety and Environment Management System and Policies

☐	J. Exhibit “I” Form of Assignment of Oil, Gas and Mineral Leases

☒	K. Exhibit “J,” Memorandum of Joint Operating Agreement and Financing Statement

If any provision of any exhibit, except Exhibits “E,” “F” and “G” is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE III.

INTERESTS OF PARTIES

A. Oil and Gas Interests:

If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit “B,” and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.

B. Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit “A.” In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, all burdens on the parties’ share of the production from the Contract Area up to, but not in excess of, the burdens of record and shall indemnify, defend and hold the other parties free from any liability therefor. Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any unrecorded royalty, overriding royalty, production payment or other burden on production, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s) which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party’s lessor or royalty owner, and if such other party’s lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties’ undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C. Subsequently Created Interests:

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a “Subsequently Created Interest.”

The party whose interest is burdened with the Subsequently Created Interest (the “Burdened Party”) shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.

TITLES

A. Title Examination:

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases. Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions and associated curative work shall be furnished to each Drilling Party upon receipt of same by Operator. Costs incurred by Operator in procuring abstracts, fees paid outside attorneys and/or landmen for title examination (including preliminary, supplemental, shut-in royalty opinions and drilling or division order title opinions), including curative work and other direct charges as provided in Exhibit “C” shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit “A.” Operator shall make no charge for services rendered by its staff attorneys or employees in the performance of the above functions.

Operator shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests regardless of which party contributed same. Operator shall be responsible for the preparation and recording of pooling designations or declarations, unitization and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings. Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit “C.” Operator shall make no charge for services rendered by its staff attorneys or other employees in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by Operator.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

B. Loss or Failure of Title:

All losses of Leases or Interests committed to this agreement shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit “A.” This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

ARTICLE V.

OPERATOR

A. Designation and Responsibilities of Operator:

shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of Operator, such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours, exclusive of Saturdays, Sundays, and Federal legal holidays of its receipt of the notice. For purposes hereof, “good cause” shall mean not only gross negligence or willful misconduct but also the material breach of the Operator or inability to meet the standards of operation contained in Article V.A.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o’clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator’s interest to any single subsidiary, parent or other Affiliate shall not be the basis for removal of Operator.

2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of a party or parties owning a majority interest based on ownership as shown on Exhibit “A”; provided, however, if an Operator which has been removed or is deemed to have resigned in the Contract Area fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit “A” remaining after excluding the voting interest of the Operator that was removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator. Any cost of obtaining or copying the former Operator’s records and data shall be charged to the joint account.

3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor. During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit “A.” In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit “A.”

C. Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D. Rights and Duties of Operator:

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling and completing of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit “C.” Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each participating Non- Operator or its duly authorized representative, at the participating Non-Operator’s sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator’s books and records relating thereto. Such access rights shall not be exercised in a manner interfering with Operator’s conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account. Operator will furnish to each participating Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information. Any audit of Operator’s records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit “C.” Non-operator must make records requests in writing and operator will provide within 60 days.

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b) Operator will send to participating Non-Operators such reports, test results and notices regarding the progress of operations on the well as the participating Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs, which shall remain confidential.

(c) Operator shall as mutually agreed to by the parties, test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self- insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit “C.” Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit “D” attached hereto and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

In the event automobile liability insurance is specified in said Exhibit “D,” or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator’s automotive equipment.

ARTICLE VI.

DRILLING AND DEVELOPMENT

A. Initial Well:

On or before the             day of                            , Operator shall commence the drilling of the Initial Well at the following location in the Contract Area and to the depth and/or length proposed in the AFE (a supplemental AFE is required if the original AFE is exceeded by 25% or more):

TBD

As shown on Attached Plat

B. Subsequent Operations:

1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall provide an AFE (which must be supplemented if it exceeds the original AFE by 25% or more) of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth or length, objective Zone and the estimated cost of the operation. The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given to a party by telephone and electronic mail to each individual listed on Exhibit “A” for such party and the response period shall be limited to forty-eight (48) hours, inclusive of Saturday, Sunday and Federal legal holidays. Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same delivered by Operator to each other party by overnight mail and electronic mail to each individual listed on Exhibit “A” for each such party, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation, reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

2. Operations by Less Than All Parties:

(a) Determination of Participation. If any party to whom such notice is delivered as provided in Article VI.B.1 elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties or a designated Operator if other than a Consenting Party, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within forty-eight (48) hours (inclusive of Saturday, Sunday, and Federal legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party’s interest as shown on Exhibit “A” or (ii) carry only its proportionate part (determined by dividing such party’s interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties’ interests, or (iii) carry its proportionate part (determined as provided in (ii)) of Non-Consenting Parties’ interests together with all or a portion of its proportionate part of any Non-Consenting Parties’ interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given to a party by telephone and electronic mail to each individual listed on Exhibit “A” for such party and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (inclusive of Saturday, Sunday and Federal or legal holidays). The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period.

If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking,

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non- Consenting Party’s interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking, Deepening, Recompleting or Plugging Back, all of such Non-Consenting Party’s interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i) [***] % of each such Non-Consenting Party’s share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus [***]% of each such Non-Consenting Party’s share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party’s relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party’s share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

(ii) [***] % of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non- Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth (and, in the case of a horizontal wellbore, length), calculated in the manner provided in Article VI.B.4. (a). If any such Non-Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party’s interest.

(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount. Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party’s recoupment amount. Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties     300            % of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party’s share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to Non-Consenting Party’s share of production not excepted by Article III.C.

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing, Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings. On a quarterly basis thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well’s working interest production during the preceding quarter. In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non- Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it the month following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit “C” attached hereto.

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3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party’s notice proposing a Reworking, Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation, but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all Consenting Parties.

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party’s interest as shown on Exhibit “A” bears to the total interest as shown on Exhibit “A” of all the electing parties.

4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth (or, in the case of a horizontal wellbore, length) actually drilled or (ii) the objective depth (or, in the case of a horizontal wellbore, length) or Zone of which the parties were given notice under Article VI.B.1. (“Initial Objective”). Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non- Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non- Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party’s share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties’ proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit “C.” If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non- Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party’s proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party’s proportionate share of the cost of the well’s salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit “C.”

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or forty-eight (48) hours, exclusive of Saturday, Sunday and Federal legal holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party’s alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal. Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within

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forty-eight (48) hours (exclusive of Saturday, Sunday and Federal legal holidays) if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals. Any party not electing within the time required shall be deemed not to have voted. The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the priority outlined in Article XVI.B. shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and Federal legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone or an approved exception thereto has been obtained from the regulatory agency with responsibility to approve well spacing patterns.

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C. Completion of Wells; Reworking and Plugging Back:

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling, Deepening or Sidetracking shall include:

☐	Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

~~Option No. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well, together with Operator’s AFE for Completion costs if not previously provided. The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator’s proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party~~ not ~~to participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the provision of Article VI.B.2. hereof (the phrase “Reworking, Sidetracking, Deepening, Recompleting or Plugging Back” as contained in Article VI.B.2. shall be deemed to include “Completing”) shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made. Election by a previous Non-Consenting party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt.~~

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked, Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.

D. Other Operations:

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of Seventy Five Thousand Dollars ($ 75,000.00 ) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. Operator must prepare an AFE, and shall furnish any Non-Operator a copy for any single project costing in excess of Seventy Five Thousand Dollars($ 75,000.00 ). Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Article VI.B.1., which shall be governed exclusively by such Article). Operator shall deliver such proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 51% of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

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E. Abandonment of Wells:

1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (inclusive of Saturday, Sunday and Federal legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (inclusive of Saturday, Sunday and Federal legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well’s salvable material and equipment, determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well’s salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the interest of the abandoning party is or includes an Oil and Gas Interest, such party shall execute and deliver to the non- abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form attached as Exhibit “B.” The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).

F. Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing     51        % of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate. See Article XVI.D. if the parties do not agree to terminate.

G. Taking Production in Kind: See Section 3 of Exhibit “E” Gas Balancing Agreement attached for procedures when a party fails to take gas in kind.

☐ Option	No. 1: Gas Balancing Agreement Attached

Unless the parties agree otherwise, each party shall take in kind or separately dispose of its proportionate share of all Oil and

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Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses.

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least thirty (30) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least thirty (30) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser. Any purchase or sale by Operator of any other party’s share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market. The sale or delivery by Operator of a non-taking party’s share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase shall be made by Operator without first giving the non-taking party at least thirty (30) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties’ separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party’s respective proportion- ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit “E” or is a separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

☐    ~~Option No. 2: No Gas Balancing Agreement:~~

~~Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditures incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator’s surface facilities which it uses. Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment directly from the purchaser thereof for its share of all production~~.

~~If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or Gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator’s election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other party’s share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year. Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation~~

~~fee equal to that received under any existing market or transportation arrangement. The sale or delivery by Operator of a non-taking party’s share of production under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give notice to all parties of the first sale of Gas from any well under this Agreement.~~

~~All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.~~

ARTICLE VII.

EXPENDITURES AND LIABILITY OF PARTIES

A. Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation

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hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

B. Liens and Security Interests:

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest granted by each party hereto shall include such party’s leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing. Notwithstanding anything to the contrary contained in this Article VII.B., (i) the Quicksilver Excluded Assets (as defined in the AEA), (ii) the overriding royalty interests held by a party in any Oil and Gas Lease which were reserved by such party in the Assignment of Interest delivered by such party pursuant to the AEA and (iii) the royalty interest held by either Party in any Oil and Gas Lease, in each case shall not be subject to the liens and security interests granted hereby.

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file the Memorandum of Joint Operating Agreement and Financing Statement attached hereto as Exhibit “I” as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder. Any party may file the Memorandum of Joint Operating Agreement and Financing Statement attached hereto as Exhibit “I” as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party’s share of Oil and Gas until the amount owed by such party, plus interest as provided in “Exhibit C,” has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party’s share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C. Advances:

Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.

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Each party shall pay to Operator its proportionate share of such estimate within thirty (30) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit “C” until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D. Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit “C” attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit “C,” provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non- defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party’s anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

5. Costs and Attorneys’ Fees: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney’s fee, which the lien provided for herein shall also secure.

E. Shut-in Well Payments and Minimum Royalties:

Shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by Operator and such shut-in well payments and minimum royalties shall be charged to the Joint Account. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and Federal legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3.

F. Taxes:

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as

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to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party’s working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit “C.” If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit “C.”

Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party’s share of Oil and Gas produced under the terms of this agreement.

ARTICLE VIII.

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A. Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit “B.” Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter’s interest in any well’s salvable materials and equipment attributable to the assigned or leased acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit “C,” less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor’s, lessor’s or surrendering party’s interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. Renewal or Extension of Leases:

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit “A,” but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement identical to this agreement.

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases. Notwithstanding anything contained herein to the contrary, this Article VIII.B. shall not apply to any renewal or extension of an Oil and Gas Lease that was obtained by a party to cure or remove a Lease Defect (as defined in the AEA) under the AEA.

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C. Acreage or Cash Contributions:

While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of wells drilled inside the Contract Area.

If any party contracts for any consideration relating to disposition of such party’s share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D. Assignment; Maintenance of Uniform Interest:

(i) For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

2. an equal undivided percent of the party’s present interest in all Oil and Gas Leases, Oil and Gas Interests, wells,

equipment and production in the Contract Area.

(ii) Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party’s share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party’s interest within the scope of the operations embraced in this agreement; however, all such co- owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

~~F. Preferential Right to Purchase:~~

~~☐ (Optional;~~	~~Check if applicable.)~~

~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract Area, it shall promptly give written notice to the other parties, with full information concerning its proposed disposition, which shall include the name and address of the prospective transferee (who must be ready, willing and able to purchase), the purchase price, a legal description sufficient to identify the property, and all other terms of the offer. The other parties shall then have an optional prior right, for a period of ten (10) days after the notice is delivered, to purchase for the stated consideration on the same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all purchasing parties. However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage its interests, or to transfer title to its interests to its mortgagee in lieu of or pursuant to foreclosure of a mortgage of its interests, or to dispose of its interests by merger, reorganization, consolidation, or by sale of all or substantially all of its Oil and Gas assets to any party, or by transfer of its interests to a subsidiary or parent company or to a subsidiary of a parent company, or to any company in which such party owns a majority of the stock.~~

ARTICLE IX.

INTERNAL REVENUE CODE ELECTION

~~If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit “G” or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter “K,” Chapter 1, Subtitle “A,” of the Internal Revenue Code of 1986, as amended (“Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter “K,” Chapter 1, Subtitle “A,” of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income~~.

ARTICLE X.

CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Fifty Thousand Dollars ($ 50,000.00 ) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling, or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

ARTICLE XI.

FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term “force majeure,” as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII.

NOTICES

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit “A.” All telephone, electronic mail or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received. “Receipt” for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone or electronic mail within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

ARTICLE XIII.

TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

☐ Option	No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

☐ ~~Option~~	~~No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying quantities, this agreement shall continue in force so long as any such well is capable of production, and for an additional period of days thereafter; provided, however, if, prior to the expiration of such additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking, Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re- completing, Plugging Back or Reworking operations are commenced within days from the date of abandonment of said well. “Abandonment” for such purposes shall mean either (i) a decision by all parties not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any operations on the well, whichever first occurs.~~

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator’s interest, upon request of Operator, if Operator has satisfied all its financial obligations.

ARTICLE XIV.

COMPLIANCE WITH LAWS AND REGULATIONS

A. Laws, Regulations and Orders:

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B. Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non- performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located.

C. Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator’s interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator’s share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

ARTICLE XV.

MISCELLANEOUS

A. Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit “A” as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit “A” as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C. Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D. Severability:

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.

OTHER PROVISIONS

There shall be no casing point election for any well proposed hereunder. All AFE’s shall cover the estimated cost to drill, case, complete and equip a well.

A. Conflicting Agreements:

In the event of a conflict between the provisions of this Article XVI and any other provision of this agreement, the provisions of this XVI shall control and prevail. As between Quicksilver Resources Inc. (“Quicksilver”), SWEPI LP (“SWEPI”) and each of their respective successors and assigns, in the event of a conflict between the provisions of this agreement and that certain Acquisition and Exploration Agreement dated September 20, 2012 (as the same may be amended, the “AEA”), by and between SWEPI and Quicksilver, the Provisions of the AEA shall control and prevail.

B. Required Operations:

Notwithstanding anything to the contrary contained in this agreement, the parties hereto agree that the non-consent provisions of Article VI.B.2. shall not apply to a “Required Operation” defined herein below.

A “Required Operation” is a well or operation that is necessary to maintain a lease(s) or portion of a lease(s) in force and effect when a) such lease or portion thereof will terminate within six (6) months from the date of the proposed well or operation if said well or operation is not conducted, provided there is no other reasonable alternative such as making a cash payment to otherwise maintain the lease(s) or portion of the lease(s) in effect, or when b) a well or operation must be conducted in order to earn an interest in a lease(s) or portion of a lease(s) pursuant to a farmin agreement, acreage contribution agreement or other similar agreement when six (6) months or less remain under the terms of such agreement during which the parties may earn the intended rights. Should less than all of the parties hereto elect to participate in a Required Operation, those parties desiring to participate shall have the right to do so. All such Required Operations shall be performed at the sole cost, risk, and expense of the Consenting Parties. Promptly following the conclusion of such a Required Operation, each Non- Consenting Party shall execute and deliver to the Consenting Parties an appropriate assignment of the interest such Non-Consenting Party would have maintained or earned in and to (i) the wellbore, (ii) that portion of the Contract Area that would have otherwise expired but for conducting such Required Operation, and (iii) other contractual rights and obligations to the extent the same relate to such well bore, if the Non-Consenting Party had actually participated in such Required Operation. Such assignment shall be made to the Consenting Parties in the proportions that the Consenting Parties bore the expenses attributable to the Non-Consenting Parties’ interest. Thereafter, such assigned lands shall (x) not be subject to the terms of this agreement and (y) if more than one party has elected to participate in such Required Operation, be deemed to be subject to an operating agreement identical hereto, modified only to reflect the ownership of the Consenting Parties and their respective percentage interests in the new Contract Area and the identity of the newly elected operator for that operating agreement if the Operator of this agreement is not a Consenting Party. Subject to the provisions of this Article XVI., the Non-Consenting Parties shall have the right to participate in subsequent wells within the Contract Area based on their participating interest in the Contract Area remaining after the aforementioned relinquishment. Notwithstanding the foregoing, this Article XVI.B. shall become effective on July 1, 2013, and neither party shall be bound by the terms and provisions set forth in this Article XVI.B. before such date.

C. Priority of Operations.

If at any time, there is more than one operation proposed in connection with any well subject to this agreement, then unless all participating parties agree on the sequence of such operations, such proposals shall be considered and disposed of in the following order of priority:

1.	Proposals to do additional testing, coring or logging.

2.	Proposals to attempt a completion in the objective depth.

3.	Proposals to plug back and attempt completions in shallower zones, in ascending order.

4.	Proposals to deepen the well, in descending order.

5.	Proposals to sidetrack the well.

No party may propose any operation with respect to any well while there is in progress any operation on such well until such operation has been completed.

It is provided, however, that if, at the time said participating parties are considering any of the above operations, the hole is in such a condition that a reasonably prudent Operator would not conduct an operation in the sequence above provided for, for fear of placing the hole in jeopardy or losing the same prior to completing the well in the objective depth, such operation shall not be given priority as set forth above.

D. Termination of Operations.

If an operation is proposed to be terminated, but the parties are unable to secure the requisite fifty-one percent (51%) consent as provided in Article VI.F. and the parties agree the condition of the hole is not in jeopardy, the party or parties proposing to continue such operation may elect to continue the operation and the party or parties proposing to terminate will be considered Non-Consenting Parties from and after the notice of proposed termination. If the operation is continued, the continuing parties shall bear all associated risk and expense attributable to such well until such operation is completed or terminated, and the Non-Consenting Party shall be deemed to have relinquished its interest in such well and the production therefrom, as set forth in Article VI.B.2.(b) of this agreement as to all costs and expenses incurred after the notice of proposed termination.

E. Internal Revenue Code Election :

This agreement is not intended to create, and shall not be construed to create, an association for profit, a trust, a joint venture, a mining partnership or other relationship of partnership, or entity of any kind between the parties.

F. Geophysical Operations.

Either party may propose and conduct geophysical operations at its sole risk and expense. Any jointly-conducted geophysical operations, except micro-seismic operations conducted in connection with a specific well or wells, shall be governed by a separate geophysical operations agreement negotiated by the parties for the specific operations to be conducted. Should either party individually desire to conduct seismic operations in the Contract Area, all parties agree to execute a mutually agreed upon permit in a timely manner so as not to cause undue delay on the proposing party and the prosecution of their planned geophysical operations.

Micro-seismic/frac-mapping operations, if any, shall be proposed under a separate AFE as a further well operation under this agreement. A non-participating party in a micro-seismic/frac mapping operation shall be deemed to have granted to the participating party, a permit covering its interests that are required for such operations, without the need for any additional agreement with, or cost chargeable to, such participating party.

G. Other Party Acting As Operator.

If any party other than Operator is authorized pursuant to this agreement to perform duties contemplated by this agreement as the duty of Operator, the party performing such duties shall be accorded all rights and privileges provided to Operator under this agreement.

H. Assignments.

Any assignment or other transfer of an Oil and Gas Lease or Oil and Gas Interest will, from and after the effective date of the transfer, relieve the transferor from liability for the cost and expense of operations attributable to the transferred interest; provided that the transferor shall remain liable for and shall cause to be paid its proportionate part of the cost and expense of all operations for which it was obligated to pay and were commenced prior to the effective date of the transfer. From and after the effective date of the transfer, the transferee shall be deemed to be a party to this agreement and will subsequently execute a counterpart of the agreement (and a memorandum thereof) as such agreement is in effect as of the effective date of the transfer. Execution of the Operating Agreement by transferee will occur at the same time execution of assignment documents transferring ownership occurs. Notwithstanding anything herein to the contrary, in the event a party hereto assigns, sells, transfers or otherwise disposes of all or any part of its interest in the Oil and Gas Leases and/or Oil and Gas Interests covered by this agreement, the assigning party shall remain liable for any and all obligations arising before the effective date of such assignment and the non-assigning party shall not be entitled to recover or seek reimbursement from the assigning party any costs and expenses which are unaccrued as of the date of such assignment and are attributable to plugging and abandonment of any wells associated with such Leases or Interests which were drilled prior to the date of such assignment. If the assigning party is the Operator and such party resigns or is removed, then the successor operator will be determined by an affirmative vote of the remaining party or parties that own a majority interest after excluding the ownership interest of the assigning party and the transferee.

I. Over-Expenditure of AFE.

In the event expenditures against an approved AFE exceed, or in Operator’s reasonable judgment, are likely to exceed, by twenty five percent (25%) or more of the total AFE prior to finishing the approved operation (“AFE Cost Overrun”), then Operator shall promptly furnish to each Non-Operator a summary description as to the cause of the cost overrun and propose the continuation of the operation with a supplemental AFE. Each Non-Operator who wishes to consent to the continuation of the operation shall notify Operator of such election by executing the supplemental AFE and returning it to Operator within forty-eight (48) hours, exclusive of Saturdays, Sundays and Federal legal holidays, following receipt of such notice. FAILURE OF ANY NON-OPERATOR TO NOTIFY OPERATOR WITHIN SUCH TIME PERIOD SHALL BE DEEMED AN ELECTION APPROVING THE CONTINUATION OF THE OPERATION. Operator shall in turn notify each Non-Operator of the total interest of the Non-Operators approving the continuation of the operation and shall provide Operator’s recommendation as to whether the consenting Parties should continue with the operation. Each consenting party shall, within forty-eight (48) hours, exclusive of Saturdays, Sundays and Federal legal holidays, after receipt of such notice, notify Operator of its election to (a) limit its participation to such party’s original interest or (b) assume its proportionate share of the non-consent interest. Failure to notify Operator within such time period shall be deemed an election under (a). The Operator, at its election, may withdraw such continuation proposal and supplemental AFE if there is insufficient participation and shall promptly notify all each party of such decision in which event the operation shall be terminated and each party shall be responsible for its proportionate share of the costs and expenses incurred to date, including the cost of plugging and abandonment. Whenever such a proposal shall be made, any party non-consenting to the continuation of the operation shall be subject to the applicable non-consent penalty only from that point in time forward, or only as to the depths below total depth attained in the well on which the re-proposal is being made at the time it is made. Supplemental AFEs shall also be subject to the AFE Cost Overrun limitation and shall require additional proposals and supplementation whenever the costs of any continuation operation exceeds AFE Cost Overrun limitation, and shall be subject to the applicable non-consent penalty. FAILURE OF OPERATOR TO PROMPTLY NOTIFY ANY NON-OPERATOR OF THE OCCURRENCE OF AN AFE COST OVERRUN AS PROVIDED HEREINABOVE, SHALL DEFER NON-OPERATOR’S RIGHT TO MAKE A NON-CONSENT ELECTION UNTIL IT RECEIVES SUCH SUPPLEMENTAL AFE, WHICH ELECTION SHALL BE RETROACTIVE TO THE DATE THE NOTICE SHOULD HAVE BEEN GIVEN. Excessive costs occasioned by the explosion, fire, flood, blowout, sidetracking in the lateral portion of a horizontal well or other sudden emergency, whether of the same or different nature, shall not be subject to the provisions of Article XVI.H. ..

J. Royalties.

Except at such times as a party shall be taking its share of production in kind or separately disposing of the same, Operator shall deliver or cause to be delivered all royalties, overriding royalties, production payments and similar charges to the persons entitled thereto and such charges shall be borne proportionately by the parties hereto based on their respective ownership share of the leases. It is provided, however, that if the interest of a party is subject to and burdened with royalties, overriding royalties, production payments, or similar burdens which are not borne proportionately by all parties hereto, such party shall account to the owners of such additional burdens for the amount due to them or arrange for Operator to handle such payments. In any month that a party does not take its share of production in kind or separately dispose of the same and Operator purchases such production or sells it to others for the account of such non-taking party pursuant to the terms of this agreement, Operator shall (i) provide such non-taking party (A) a statement within thirty (30) days for oil sales and sixty (60) days for gas sales after the end of such month, which statement shall stipulate the total volume of such production that Operator so purchased or sold during such month and the price paid or to be paid for such production, and (B) such other information requested by such non-taking party as may be reasonably necessary to calculate and pay any such royalties, overriding royalties, production payments of similar burdens which are not borne proportionately by all parties hereto, which information shall be provided by Operator to such non- taking party within thirty (30) days for oil sales and within sixty (60) days for gas sales after Operator receives such request and (ii) distribute any proceeds it receives with respect to such production to such non-taking party within thirty (30) days following receipt of the same. If a non-operating party elects to take its share of production in kind or separately dispose of the same, then the non-operating party shall give the Operator at least sixty (60) days written notice of such election and shall continue to take the production in kind or separately dispose of the same for a minimum of twelve (12) consecutive months.

K. Lease Maintenance.

The parties shall administer the payment of all rentals, lease options, lease extension and renewal bonuses for the Leases as follows:

Leases listed under Part I of item (5) on Exhibit “A” – Quicksilver administers; and

Leases listed under Part II of item (5) on Exhibit “A” – SWEPI administers.

[Drafting Note: Part I should list (1) each Lease described in Part I of Exhibit A-1 to the AEA that covers lands located within the Contract Area, (2) each Oil and Gas Interest described in Part II of Exhibit A-2 to the AEA that is covered by an Oil and Gas Lease that covers lands located within the Contract Area and (3) all interests acquired by Quicksilver during the AMI Period that cover lands located within the Contract Area. Part II should list (1) each Lease described in Exhibit A-2 to the AEA that covers lands located within the Contract Area, (2) each Oil and Gas Interest described in Part II of Exhibit A-1 to the AEA that is covered by an Oil and Gas Lease that covers lands located within the Contract Area and (3) all interests acquired by SWEPI during the AMI Period that cover lands located within the Contract Area.]

A party shall not be liable to any other party for erroneous payment or inadvertent failure to pay any such rental or option to extend so long as such party used reasonable efforts to make such payments. Each other party shall reimburse the paying party for its proportionate share of such costs outlined above on all Leases. All reimbursements made hereunder shall be remitted within 30 days from receipt of an invoice therefor. Any party may relinquish its leasehold interest by declining to participate in rentals or renewal bonus, provided the party administering receives a written notice of such election ninety (90) days prior to payment of leasehold obligations.

IN WITNESS WHEREOF, this agreement shall be effective as of the            day of                     , 201             .

ATTEST OR WITNESS:	OPERATOR

By

Type or print name

Title

Date

NON-OPERATOR

By:

Type or print name

Title:

Date :

EXHIBIT “A”

Attached to and made a part of the Operating Agreement

dated effective                     , by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

(1)	Description of Lands Subject to Agreement:

[To be determined]

(2)	Restrictions as to depth, formation or substance:

[To be determined]

(3)	Parties to the Agreement:

SWEPI LP

200 North Dairy Ashford

Houston, Texas 77079

and

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Contact the following for all notices to Quicksilver Resources Inc.:

Stan G. Page, Senior Vice President – U.S. Operations

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.5480

C: 817.917.9494

spage@qrinc.com

Chris Mundy, Vice President – Chief Reservoir Engineer

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4851

C: 682.478.7166

cmundy@qrinc.com

John Callanan, Vice President – Geology

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4885

C: 817.296.0315

jcallanan@qrinc.com

Clay Blum, Vice President – U.S. Land

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4936

C: 817.291.0648

cblum@qrinc.com

With a copy to (which shall not constitute notice hereunder):

John C. Cirone, Executive Vice President, General Counsel and Secretary

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4939

C: 817.233.6049

ccirone@qrinc.com

Contact the following for all notices to SWEPI LP:

Jeff Turnbull

SWEPI LP

200 North Dairy Ashford

Houston, Texas 77079

Ph: 281-544-4737

C: 713-231-3933

Jeff.Turnbull@shell.com

Matthew Holman. Expl. Project Mgr

Shell Upstream Americas

150 N. Dairy Ashford

Houston, TX 77079

Ph: 832 337 1050

C: 281 615 5821

Matthew.holman@shell.com

Andrew Frelier, Exploration Manager – U.S. West

Shell Upstream Americas

150 N. Dairy Ashford

Houston, TX 77079

Ph: 832.337.1126

C: 713.269.7394

andrew.frelier@shell.com

Carolyn Fleming

SWEPI LP

4582 South Ulster Street, Suite 500

Denver, CO 80237

Ph: 303-305-7558

C: 720-854-8809

Carolyn.Fleming@shell.com

Greg Larsen

Operations Manager

SWEPI LP

P. O. Box 1666

205 South Entertainment Lane

Pinedale, WY 82941

Ph: 307-367-7957

C: 307-231-5041

g.larsen@shell.com

(4)	Interest of the Parties:

Each party shall share an undivided 50% interest in and to the leasehold estates as illustrated and described on the schedule of oil and gas leases attached to this Exhibit A.

(5)	Oil and Gas Leases subject to this Agreement:

Part I & Part II

[To be determined]

(6)	Burdens on Production:

[To be determined]

EXHIBIT “A-1”

Attached to and made a part of the Operating Agreement

dated effective                     , by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

[To be determined. Exhibit “A-1” shall be a plat of the applicable Prospect Block or other area of land, as determined in accordance with the Operating Agreement and the AEA.]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “B”

Attached to and made a part of that certain Operating Agreement dated effective

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

PAID-UP

OIL and GAS LEASE

THIS LEASE AGREEMENT is made and entered into effective the            day of            20          , by and between            whose mailing address is           ,           ,                       hereinafter called Lessor (whether one or more) and                     , whose mailing address is                     , hereinafter called Lessee:

WITNESSETH:

1. Lessor, in consideration of Ten and More Dollars ($10.00 & More) in hand paid, receipt, of which is hereby provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of exploring for, developing, producing, transporting and marketing oil, gas and other substances covered hereby on the leased premises as hereinafter described, or lands pooled or unitized herewith, in primary and/or enhanced recovery. Lessee shall have the right of ingress and egress along with the right to conduct such operations on the leased premises as may be reasonably necessary for such purposes, including but not limited to geophysical operations, the drilling of wells, and the construction and use of roads, canals, pipelines, tanks, water wells, disposal wells, injection wells, pits, electric and telephone lines, power stations, and other facilities deemed necessary by Lessee to discovery, produce, store, treat and/or transport production.

The lands covered hereby, hereinafter called “leased premises”, located in the County of            of the State of Colorado are described as follows:

and containing            acres, more or less (including any interests therein which Lessor may hereinafter acquire by reversion, prescription or otherwise), for the purpose of exploring for, developing, producing, transporting and marketing oil and gas, along with all hydrocarbon and non-hydrocarbon substances produced in association therewith. The term “gas” as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbon gases. In addition to the above described land, this lease and the term “leased premises” also covers accretions and any small strips or parcels of land now or hereafter owned by lessor which are contiguous or adjacent to the above-mentioned land, and, in consideration of the aforementioned cash bonus, Lessor agrees to execute at Lessee’s request any additional or supplemental instruments for a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in royalties hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

2. Terms of Lease. It is agreed that this lease shall remain in force for a term of three (3) years from this date, and as long thereafter as oil or gas of whatsoever nature or kind in paying quantities is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If at the expiration of the primary term Lessee is conducting operations for drilling or reworking on said land or shall have completed a dry hole thereon within one hundred twenty (120) days prior to the end of the primary term or, if, after the expiration of the primary term, production on said land shall cease from any cause, this lease nevertheless shall continue in force so long as operations for drilling or reworking on any existing or succeeding well are being conducted with no cessation of more than one hundred twenty (120) consecutive days and, if such operations result in production, so long thereafter as oil or gas is produced from said land. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

3. Paid-Up Lease. This is a paid-up lease. In consideration for the cash down payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term or pay any delay rentals.

4. Royalty Payment. Royalties on oil, gas and other substances produced and saved hereunder shall be paid by Lessee to Lessor as follows: (a) for oil and other liquid hydrocarbons separated at Lessee’s separator facilities, the royalty shall be [***] percent ([***]%) of such production, to be delivered at Lessee’s option to Lessor at the wellhead or to Lessor’s credit at the oil purchaser’s transportation facilities, less a proportionate part of ad valorem taxes and production, severance or other excise taxes and the costs incurred by Lessee in delivering, treating or otherwise marketing such oil and other liquid hydrocarbons, provided that Lessee shall have the continuing right to sell such production to itself or an affiliate at the wellhead market price then prevailing in the same field (or, if there is no such price then prevailing in the same field, then in the nearest field in which there is such a prevailing price) for production of similar grade and gravity; (b) for gas (including casinghead gas) and other substances covered hereby, the royalty shall be [***] percent ([***]%) of the proceeds realized by Lessee from the sale thereof less a proportionate part of ad valorem taxes and production, severance, or other excise taxes and the costs incurred by Lessees in delivering, processing or otherwise marketing such gas or other substances, provided that Lessee shall have the continuing right to sell such production to itself or an affiliate at the prevailing wellhead market price paid for production of similar quality in the same field (or, if there is no such price then prevailing in the same field, then in the nearest field in which there is such a prevailing price) pursuant to comparable purchase contracts entered into on the same or nearest preceding date as the date on which Lessee commences its purchases hereunder; and (c) if after the primary term one or more wells on the leased premises or lands pooled therewith are capable of producing oil or gas or other substances covered herby in paying quantities, but such well or wells are either shut-in or production therefrom is not being sold by Lessee, such well or wells shall nevertheless be deemed to be producing in paying quantities for the purpose of maintaining this lease. If, for a period of 120 consecutive days such well or wells are shut-in or production therefrom is not sold by Lessee, then, Lessee shall pay an aggregate shut-in royalty of one dollar per acre then covered by this lease, such payment to be made to Lessor or to Lessor’s credit in or to its successors on or before the end of said 120 day period and thereafter on or before each anniversary of the end of said 120 day period during which the well or wells are shut-in or production therefrom is not being sold by Lessee; provided that if this lease is otherwise being maintained by operations, or if production is being sold by Lessee from another well or wells on the leased premises or lands pooled therewith, no shut-in royalty shall be due until the end of the 120 day period next following the cessation of such operations or production, as the case may be. Lessee may pay or tender any shut-in royalty at any time in advance of its due date to the Lessor then known to Lessee as provided in Paragraph (10) and such payment or tender shall bind all person then or thereafter claiming any part of such shut-in royalty. Lessee’s failure to properly pay shut-in royalty shall render Lessee liable for the amount due, but shall not operate to terminate this lease.

5. Pooling. Lessee shall have the right but not the obligation to pool any part of the leased premises or interest therein with any other lands or interest, as to any or all depths or zones, and as to any or all substances, covered by this lease, either prior to commencement of or during drilling or recompletion activities, or any completion of the well and may be retroactive to a prior date at Lessee’s option, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, whether or not similar pooling authority exists with respect to such other lands or interests. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. The unit formed by such pooling for an oil well (other than a “horizontal well” and/or a “horizontal completion”) shall not exceed 320 acres plus a maximum acreage tolerance of 10% and for a gas well or a “horizontal well” and/or “horizontal completion” shall not exceed 640 acres plus a maximum acreage tolerance of 10%; provided that a larger unit may be formed for an oil or gas well or a “horizontal well” and/or a “horizontal completion” to conform to any well spacing or density pattern that may be prescribed or permitted by the governmental authority having jurisdiction to do so. For purposes of the foregoing, the terms “oil well” and “gas well” shall have the meanings prescribed by applicable law or the appropriate governmental authority having jurisdiction. If no definition is so prescribed, “oil well” means a well with an initial gas/oil ratio of less than 100,000 cubic feet per barrel and “gas well” means a well with an initial gas/oil ratio of 100,000 cubic feet or more per barrel, based on a 24-hour production test conducted under normal production conditions using standard lease separator facilities or equivalent testing equipment; and the term “horizontal well” and/or “horizontal completion” shall be as defined by applicable law or the appropriate governmental authority having jurisdiction. In the absence of such a definition, a “horizontal well” and/or a “horizontal completion” shall be defined as an oil and/or gas well in which the well bore is intentionally deviated from a true vertical direction and extended to a distance of at least one hundred (100) feet of horizontal displacement. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if production, drilling or reworking operation were on the leased premises, except that the production on which Lessor’s royalty is calculated shall be that proportion of the total unit production which the net acreage covered by this lease and included in the unit bears the total gross acreage in the unit, but only to the extent such proportion of the unit production is sold by Lessee. Pooling in one or more instances shall not exhaust Lessee’s pooling rights hereunder, and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction or both, either before or after commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision, which may be retroactive to a prior date at Lessee’s option. To the extent any portion of the leased premises is included in or excluded from the unit by virtue of such revision, the proportion on which royalties are payable hereunder shall thereafter be adjusted accordingly. Lessor shall formally express Lessor’s consent to any pooling agreement or operation adopted by Lessee and approved or needed for approval by any governmental authority having jurisdiction to do so by executing the same upon request of Lessee. In absence of production in paying quantities from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date terminated. Pooling hereunder shall not constitute a cross-conveyance of interests.

6. Unitization. Lessee shall have the right but not the obligation to commit all or any part of the leased premises or interests therein to one or more unit plans or agreements for the cooperative development or operation of one or more oil and/or gas reservoirs or portions thereof, if in lessee’s judgment such plan or agreement will prevent waste and protect correlative rights, and if such plan or agreement is approved by the federal, state or local governmental authority having jurisdiction. When such a commitment is made, this lease shall be subject to the terms and conditions of the unit plan or agreement, including any formula prescribed therein for the allocation of production, and Lessor shall formally express Lessor’s consent to any cooperative or unit plan of development, or operation adopted by Lessee and approved or needed for approval by any governmental agency by executing the same upon request of Lessee.

7. Surface Operations. When requested by Lessor in writing, Lessee shall bury its pipeline below ordinary plow depth on cultivated lands. No well shall be located less than 300 feet from any house or barn now on the leased premises or other lands of Lessor used by Lessee hereunder, without Lessor’s consent, and Lessee shall pay for actual damage caused by its operations to buildings and other improvements now on the leased premises or such other lands, and to commercial timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises or such other lands during the term of this lease or within a reasonable time thereafter. Lessee may use free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor’s wells or ponds. Lessee shall have the right free of cost to drill and maintain one or more water wells for Lessee’s use hereunder.

8.	Intentionally Deleted.

9. Proportionate Reductions. If Lessor owns less than the full mineral estate in all or any part of the leased premises, payment of royalties and shut-in royalties hereunder shall be reduced to the proportion that Lessor’s interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

10. Ownership Changes. The interest of either Lessor or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part, by area and/or by depth or zone, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors and assigns. No change in Lessor’s ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee’s usual form of division order. In the event of the death of any person entitled to royalties or shut-in royalties hereunder, Lessee may pay or tender such royalties or shut-in royalties to the credit of decedent or decedent’s estate. If at any time two or more persons are entitled to royalties or shut-in royalties hereunder, Lessee may pay or tender such royalties or shut-in royalties to such persons or to their credit, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part, Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender royalties and shut-in royalties hereunder shall be divided between Lessee and the transferee in proportion to the net acreage interest in this lease then held by each.

11. Release of Lease. Lessee may, at any time and from time to time, deliver to Lessor or file of record a written release of this lease as to a full or undivided interest in all or any portion of the area covered by this lease or any depths or zones thereunder, and shall thereupon be relieved of all obligations thereafter arising with respect to the interest so released. If Lessee releases less than all of the interest or area covered hereby, Lessee’s obligation to pay or tender royalties and shut-in royalties shall be proportionately reduced in accordance with the net acreage interest retained hereunder.

12. Regulation and Delay. Lessee’s obligations under this lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction, including restrictions on the drilling and production of wells, and regulation of the price or transportation of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed by such laws, rules, regulations or order, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel, access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or if Lessee is engaged in activity for the design, acquisition, construction, repair or re-construction of transportation and/or processing facilities or by any other cause not reasonably within Lessee’s control, this lease shall not be terminated because of such prevention or delay, and at Lessee’s option, the period of such prevention or delay shall be added to the term hereof. Lessee shall not be liable for breach of any express or implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. Breach or Default. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 180 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or canceled in whole or in part unless Lessee is given a reasonable time after said judicial determination to remedy the breach or default and Lessee fails to do so.

14. Warranty of Title. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder by through and under Lessor but not otherwise, and agrees that Lessee at Lessee’s option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and in addition to its other rights, may reimburse itself out of any royalties or shut-in royalties otherwise payable to Lessor hereunder in the event Lessee is made aware of any claim inconsistent with Lessor’s title, Lessee may suspend the payment of royalties and shut-in royalties hereunder, without interest, until Lessee has been furnished satisfactory evidence that such claim has been resolved.

15.	Intentionally Deleted.

16.	Intentionally Deleted.

IN WITNESS WHEREOF, this lease is executed to be effective as of the date first written above, but upon execution shall be binding on the signatory and the signatory’s heirs, devisees, executors, administrators, successors and assigns, whether or not this lease has been executed by all parties herein above named as Lessor.

LESSOR (WHETHER ONE OR MORE):

ACKNOWLEDGMENT

STATE OF	)
;ss
COUNTY OF	)

On this            day of            2012, before me, the undersigned Notary Public in and for said county and state personally appeared          , known to me to be the person(s) whose names are subscribed to the foregoing instrument, and acknowledged that the same was executed and delivered as           free and voluntary act for the purposes therein set forth.

In witness whereof I hereunto set my hand and official seal as of the date hereinabove stated.

Notary Public	My Commission Expires
Address:

EXHIBIT “C “

Attached to and made a part of that certain Operating Agreement dated effective __________20__, by and between Quicksilver Resources Inc. and SWEPI LP, Routt and Moffat County, Colorado.

ACCOUNTING PROCEDURE

JOINT OPERATIONS

I. GENERAL PROVISIONS

1.	Definitions

“Joint Property” shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

“Joint Operations” shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

“Joint Account” shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

“Operator” shall mean the party designated to conduct the Joint Operations.

“Non-Operators” shall mean the Parties to this agreement other than the Operator.

“Parties” shall mean Operator and Non-Operators.

“First Level Supervisors” shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

“Technical Employees” shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

“Personal Expenses” shall mean travel and other reasonable reimbursable expenses of Operator’s employees.

“Material” shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

“Controllable Material” shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council or Petroleum Accountants Societies.

2.	Statement and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.	Advances and Payments by Non-Operators

A.	Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month’s operation within ~~fifteen~~ thirty ~~(15)~~ (30) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B.	Each Non-Operator shall pay its proportion of all bills within ~~fifteen~~ thirty ~~(15)~~ (30) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Bank of America, N.A. on the first day of the month in which delinquency occurs plus 1 2% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney’s fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.	Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

COPYRIGHT © 1985 by the Council of Petroleum Accountants Societies.

5.	Audits

A.	A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator’s accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

B.	The Operator shall reply in writing to an audit report within 180 days after receipt of such report and in accordance with COPAS AG-19: Expenditure Audits in the Petroleum Industry: Protocol and Procedures Guidelines.

6.	Approval By Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator’s proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.	Ecological and Environmental

Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2.	Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

3.	Labor

A. (1)	Salaries and wages of Operator’s field employees and/or consultants directly employed on the Joint Property in the conduct of Joint Operations.

(2)	Salaries of First level Supervisors in the field.

(3)	Salaries and wages of Technical Employees and/or consultants directly employed on the Joint Property if such charges are excluded from the overhead rates.

(4)	Salaries and wages of Technical Employees and/or consultants either temporarily or permanently assigned to and directly employed in the operation or the Joint Property if such charges are excluded from the overhead rates.

B.	Operator’s cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II. Such costs under this Paragraph 3B may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.	Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator’s costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

D.	Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

4.	Employee Benefits

Operator’s current costs or established plans for employees’ group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator’s labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator’s actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

5.	Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.	Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.	If Material is moved to the Joint Property from the Operator’s warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

B.	If surplus Material is moved to Operator’s warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

C.	In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.	Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties

8.	Equipment and Facilities Furnished By Operator

A.	Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed eight percent ( 8%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

B.	In lieu of charges in Paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9.	Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator’s gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

10.	Legal Expense

Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgments and amounts paid for settlement of claims, incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator’s legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

11.	Taxes and Permits

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties inclusive of interest and penalties incurred. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party’s working interest. All permits of every kind or nature that are required for the Operator to explore, drill, develop, produce or remove the minerals and other products or materials from the Joint Property.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.	Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker’s Compensation and/or Employers Liability under the respective state’s laws, Operator may, at its election, include the risk under its self- insurance program and in that event, Operator shall include a charge at Operator’s cost not to exceed manual rates.

13.	Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

14.	Communications

Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.

15.	Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations including:

•	Remote Technical Operations Center or Drilling Automation and Remote Technology Center (RTOC/DART), or any successor facility providing similar services and Production Operations Management Center (POMC) or other computer assisted operations, or any successor facility providing similar services . The net daily cost for the RTOC/DART shall be allocated to the rigs using the facility based on the number and operation types of rigs using the facility.

III. OVERHEAD

1.	Overhead—Drilling and Producing Operations

i.	As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

☒ Fixed Rate Basis, Paragraph lA, or

☐ Percentage Basis, Paragraph lB

Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

ii.	The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

☐ shall be covered by the overhead rates, or

☒ shall not be covered by the overhead rates.

iii.	The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

☒ shall be covered by the overhead rates, or

☐ shall not be covered by the overhead rates.

A.	Overhead—Fixed Rate Basis

(1)	Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate $ [***]

                                                 (Prorated for less than a full month)

Producing Well Rate $ [***]

(2)	Application of Overhead—Fixed Rate Basis shall be as follows:

(a)	Drilling Well Rate

(1)	Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

(2)	Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(b)	Producing Well Rates

(1)	An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

(2)	Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

(3)	An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

(4)	A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

(5)	All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

(3)	The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The annual adjustment shall be equal to the rate increase/decrease published by COPAS.

B.	Overhead—Percentage Basis

(1)	Operator shall charge the Joint Account at the following rates:

(a)	Development

_________Percent (_________%) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 10 of Section II and all salvage credits.

(b)	Operating

_________Percent (___________%) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 2 and 10 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

(2)	Application of Overhead—Percentage Basis shall be as follows:

For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, deepening, or any remedial operations on any or all wells involving the use of drilling rig and crew capable of drilling to the producing interval on the Joint Property; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as operating.

2.	Overhead—Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint

Account for overhead based on the following rates for any Major Construction project in excess of $ 100,000:

A.	5 % of first $100,000 or total cost if less, plus

B.	3 % of costs in excess of $100,000 but less than $1,000,000, plus

C.	2 % of costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

3.	Catastrophe Overhead

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

A.	5 % of total costs through $100,000; plus

B.	3 % of total costs in excess of $100,000 but less than $1,000,000; plus

C.	2 % of total costs in excess of $1,000,000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.	Amendment of Rates

The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator’s option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.	Purchases

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.	Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A.	New Material (Condition A)

(1)	Tubular Goods Other than Line Pipe

(a)	Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.

(b)	For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000 pound Oil Field Haulers Association interstate truck rate shall be used.

(c)	Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

(d)	Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

(2)	Line Pipe

(a)

Line pipe movements (except size 24 inch OD and larger with walls  3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(b)

Line Pipe movements (except size 24 inch OD) and larger with walls  3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(c)

Line pipe 24 inch OD and over and  3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

(d)	Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

(3)	Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

(4)	Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(l) and (2).

B.	Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning:

(1)	Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A.

(2)	Material used on and moved from the Joint Property

(a)	At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

(b)	At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material

(3)	Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A.

The cost of reconditioning, if any, shall be absorbed by the transferring property.

C.	Other Used Material

(1)	Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

(2)	Condition D

Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

(a)	Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

(b)	Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non upset basis.

(3)	Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

D.	Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E.	Pricing Conditions

(1)	Loading or unloading costs may be charged to the Joint Account at the rate of thirty-five cents (35¢) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

(2)	Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.	Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies. strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.	Warranty of Material Furnished By Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.	Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.	Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.	Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.	Expense of Conducting Inventories

A.	The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

B.	The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

EXHIBIT “D”

Attached to and made a part of that certain Operating Agreement

dated effective                     ,

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

INSURANCE

For Operations by Operator: The Operator shall carry for the benefit of the joint account insurance to cover the Operator's operations on the lands covered by this Agreement as follows:

1.	Worker’s Compensation Insurance providing coverage for statutory benefits in the State(s) where work is to be performed under the Agreement and as may be required by local law in the operation area in which Operator may become legally obligated to pay benefits. Where operations hereunder involve activity on or near any waterway or body of water, this insurance shall be endorsed to provide coverage for the benefits prescribed under the U.S. Longshore and Harbor Workers’ Act and Outer Continental Shelf Lands Act, as amended.

2.	Employer’s Liability Insurance with limits of not less than $1,000,000 each Accident for Bodily Injury by Accident and $1,000,000 each employee and $1,000,000 Policy Limit for Bodily Injury by Disease. Where operations hereunder involve activity in or over any waterway or body of water, this insurance shall be endorsed to provide Maritime Coverage for the master and members of the crew of any vessel with limits of not less than $1,000,000 each accident for Bodily Injury by Accident and $1,000,000 aggregate for Bodily Injury by Disease, including transportation, wages, maintenance and cure.

3.	Commercial General (Public) Liability Insurance with limits of not less than $1,000,000 Each Occurrence, $2,000,000 General Aggregate for Bodily Injury and Property Damage combined. Such insurance shall be written on an “occurrence” form.

4.	Business (Public) Automobile Liability Insurance for all vehicles owned, leased, hired and non-owned by Operator with a limit of not less than $1,000,000 Each Occurrence for Bodily Injury and Property Damage combined.

Operator shall not carry physical damage insurance on jointly-owned property, it being understood and agreed that each party will be responsible for its own interest in such properties and will assume its portion of any loss that occurs. Operator shall promptly notify Non-Operator in writing of all losses involving damage to jointly-owned property in excess of $10,000.

Operator shall submit to Non-Operators memorandum of insurance in evidence of the above coverage, if requested.

For the protection of the parties, Operator shall require contractors and subcontractors performing services and/or work as a result of the Agreement, to obtain and maintain all insurance and bonds as may be required by any applicable law, regulation, rule or contract and any other insurance and bonds Operator deems prudent to require. To the extent possible, any indemnities Operator is able to obtain from contractors and subcontractors shall also be for the benefit of the other parties hereto.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT – 1992	AMERICAN ASSOCIATION OF PETROLEUM LANDMEN APPROVED FORM A.A.P.L. NO. 610-E

INSTRUCTIONS FOR USE OF GAS BALANCING AGREEMENT FORM

GENERAL

This Gas Balancing Agreement form is intended to be used as Exhibit “E” to the 1977, 1982 and 1989 A.A.P.L. Form 610 Model Form Operating Agreements. It is also generally suitable for use with other forms of operating agreements. However, before using this form, both it and the operating agreement in question should be reviewed and revised as required to ensure consistency.

If this form is used as an exhibit to an A.A.P.L. Form 610 Model Form Operating Agreement or other operating agreement, the provisions in Section 15 (Counterparts), the “IN WITNESS WHEREOF” paragraph on page 6 and the signature lines and acknowledgments on page 7 should be omitted.

This Gas Balancing Agreement may also be executed as a separate agreement for properties covered by an existing operating agreement where there is no gas balancing agreement or where the one employed is deemed inadequate. In that event, the properties subject to the form will have to be described, and the provisions of Section 15 (Counterparts), the “IN WITNESS WHEREOF” on page 6 and the signature lines and acknowledgments will have to be employed.

The description of the area covered by the Agreement may be included in the definition of the Balancing Area in Section 1.02. Care should be taken in drafting this description, however, because it may be desirable to cover more than one Balancing Area. Such a definition might, for example, read as follows:

Each well subject to that Operating Agreement dated _________________ covering that certain Operating Agreement by and between Quicksilver Resources, Inc. and SWEPI LP covering SWAN AMI in Moffat and Routt County, Colorado. that produces gas or is allocated a share of gas production. If a single well is completed in two or more reservoirs, such well shall be considered a separate well with respect to, but only with respect to, each reservoir from which the gas production is not commingled in the wellbore.

This Gas Balancing Agreement contains both “alternative” and “optional” provisions. In the case of alternative provisions, it will generally be necessary to select one alternative in order to make the Gas Balancing Agreement effective. Provisions which are designated as optional (or as Option 1, 2, etc.) may or may not be used. Note that, in order for an Alternative or Option to be selected and effective, it must be checked. If, however, an Alternative is not selected, “Alternative 1” in each instance will be deemed to have been adopted by the Parties, but if an Option is not selected, it will not form a part of the Gas Balancing Agreement. See Section 12.6.

HEADING—Indicate the applicable Operating Agreement and other information. If the Gas Balancing Agreement is to be used without an Operating Agreement, the heading on page 1 should be modified appropriately, and the following references to the “Operating Agreement” should be deleted or modified appropriately: Section 1.12; Section 7.1; Section 9; Section 12.4; Section 13.1; and Section 13.2.

SECTION 1.02—Select the Balancing Area to be used, or insert a description of the Balancing Area. As a general rule, the use of a mineral lease as a Balancing Area will only be appropriate in certain situations involving offshore wells.

SECTION 1.16—This definition should be used only if one of the optional seasonal limitation provisions in Section 4.2 is employed. The specific months during which makeup is to be restricted should be included, e.g., “the months of November, December, and the following January and February.”

SECTION 2.1—The parties should decide whether the basis of balancing in the Balancing Area will be in Mcfs or MMBtus. One of the two Alternatives stipulated MUST be selected to avoid an automatic election that Alternative 1 applies.

SECTION 2.2—Since most gas is now decontrolled, the primary purpose of this provision is to provide for separate application of the form to different price categories in the event that price controls are imposed in the future by governmental entity.

SECTION 3.5—This provision is intended to limit Overproduction in order to keep a Party from getting too far out of balance. It should be noted that this Section will only have an impact if a Party owns less than a 1/3 working interest in the Balancing Area, since under it a party owning a 1/3 interest will be entitled to take 300%, x 1/3 = 100%.

SECTION 4.1—Select the number of days' notification that an Underproduced Party must give prior to making up Gas. Also, indicate the percentage of each Overproduced Parties' Gas that Underproduced Parties will be allowed to make up. The percentages should be identical.

SECTION 4.2—The form sets out two Options for imposing seasonal limitations on making up Gas. It should be noted that it is NOT required that any seasonal limitation be included. If Option 1 is selected, select the number of months prior to the Winter Period that will be used to determine how much Gas an Underproduced Party may make up during the Winter Period. This number and the number of months in the Winter Period (as defined in Section 1.16) should add up to 12 or less. If Option 2 is selected, indicate the percentage of an Overproduced Party's Gas that an Underproduced Party may make up during the Winter Period. This percentage should be lower than the percentage set out in Section 4.1.

SECTION 4.3—Select the percentage of an Overproduced Party's Gas which it should be required to make available for make up once it has produced all of its share of ultimately recoverable reserves. This percentage should be greater than the percentage set out in Section 4.1.

SECTION 6.2—One of the two Alternatives stipulated MUST be selected as the basis upon which Royalty is to be calculated and paid in order to avoid an automatic election that Alternative 1 applies.

SECTION 7.3—One of the two Alternatives stipulated for payment of amounts due under a cash settlement MUST be selected in order to avoid an automatic election that Alternative 1 applies. Note that Section 7.3.1 is optional, and may ONLY be used with Section 7.3, Alternative 2.

SECTION 7.4—One of the two alternatives stipulated for determining proceeds received by an Overproduced Party for cash settlement purposes MUST be selected in order to avoid an automatic election that Alternative 1 applies.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

SECTION 7.5.1 through 7.5.2—Before selecting any of these provisions, the Parties should review the relevant gas processing arrangements for the Gas. Section 7.5.2, Option 1, contemplates that all wellhead MMBtus of Overproduction (will be valued at the gas price per MMBtu received by the Overproduced Party, without regard to whether any of the gas may have been processed. Section 7.5.2, Option 2, on the other hand, would include any enhanced or impaired values resulting from processing in calculating a valuation for the Overproduction. Note that if Section 7.5.2, Option 1, is selected, and residue gas to be sold on an MMBtu basis, it will be necessary to measure the number of MMBtus produced at the well (even if the parties have elected to balance on Mcfs), in order to determine the total value of Overproduction.

SECTION 7.7—Select the interest rate payable for unpaid amounts owed pursuant to a cash settlement.

SECTION 7.9—In the event that the parties anticipate that Overproduction may be subject to a potential refund by an appropriate governmental authority, the Parties may choose this provision.

SECTION 7.10- If the Parties adopt this provision, an Overproduced Party may make a cash settlement with Underproduced Parties for all or part of outstanding gas imbalances as often as once every twenty-four (24) months.

SECTION 8—Select the number of days’ prior notification required for well tests, as well as the length of such tests.

SECTION 12.9—Select the appropriate method for computing and reporting income to the Internal Revenue Service based on the “entitlements” or “sales” methods.

SECTION 13—The purpose of this Section is to stipulate the rights of Parties in the event that any Party sells, exchanges, transfers or assigns its interest in the Balancing Area.

SECTION 14—This provision is intended to provide the Parties an opportunity to modify or supplement any of the Gas balancing Agreement’s provisions.

SECTION 15—This provision is to be utilized ONLY if the Gas Balancing Agreement is NOT agreed to contemporaneously with the execution of an A.A.P.L. Form 610 Model Form Operating Agreement or another suitable operating agreement. If the Gas Balancing Agreement is agreed to contemporaneously with any such operating agreement, Section 15 should be omitted. Otherwise, the Parties must determine the appropriate Percentage Interest which must execute the form to make it effective and the date by which such interests must execute it.

SIGNATURE ELEMENT—The “IN WITNESS WHEREOF,” signature and attest/witness elements are ONLY to be utilized if the Gas Balancing Agreement is NOT agreed to contemporaneously with the execution of an A.A.P.L. Form 610 Model

Form Operating Agreement or another suitable operating agreement. If the Gas Balancing Agreement is agreed to contemporaneously with any such operating agreement, the “IN WITNESS WHEREOF,” signature and attest/witness elements should be omitted. Otherwise, these items should be completed in an appropriate fashion, and any appropriate amendment made to the heading of the Gas Balancing Agreement.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT – 1992	AMERICAN ASSOCIATION OF PETROLEUM LANDMEN APPROVED FORM A.A.P.L. NO. 610-E

NOTE: Instructions For Use of Gas Balancing

Agreement MUST be reviewed before finalizing

this document.

EXHIBIT “E”

GAS BALANCING AGREEMENT (“AGREEMENT”)

ATTACHED TO AND MADE PART OF THAT CERTAIN

OPERATING AGREEMENT DATED

BY AND BETWEEN                                                                       ,

(“OPERATING AGREEMENT”)

RELATING TO THE                                                                                                                                 AREA,

                                                              COUNTY, STATE OF COLORADO.

1.	DEFINITIONS

The following definitions shall apply to this Agreement:

1.01	“Arm’s Length Agreement” shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

1.02	“Balancing Area” shall mean (select one):

☒	each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well.

1.03	“Full Share of Current Production” shall mean the Percentage Interest of each Party in the Gas actually produced from the Balancing Area during each month.

1.04	“Gas” shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. "Gas" does not include gas used in joint operations, such as for fuel, recycling or reinjection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

1.05	“Makeup Gas” shall mean any Gas taken by an Underproduced Party from the Balancing Area in excess of its Full

Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

1.06	“Mcf” shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

1.07	“MMBtu” shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

1.08	“Operator” shall mean the individual or entity designated under the terms of the Operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

1.09	“Overproduced Party” shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Percentage interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.10	“Overproduction” shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.11	“Party” shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

1.12	“Percentage Interest” shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

1.13	“Royalty” shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

1.14	“Underproduced Party” shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.15	“Underproduction” shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

2.	BALANCING AREA

2.1	If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in (Alternative 1) (Alternative 2) ☒ MMBtus.

2.2	In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

3.	RIGHT OF PARTIES TO TAKE GAS

3.1	Each Party desiring to take Gas will notify the Operator, or cause the Operator to be notified, of the volumes nominated, the name of the transporting pipeline and the pipeline contract number (if available) and meter station relating to such delivery, sufficiently in advance for the Operator, acting with reasonable diligence, to meet all nomination and other requirements. Operator is authorized to deliver the volumes so nominated and confirmed (if confirmation is required) to the transporting pipeline in accordance with the terms of this Agreement.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

3.2 Each Party shall make a reasonable, good faith effort to take its Full Share of Current Production each month, to the extent that such production is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production.

3.3 When a Party fails for any reason to take its Full Share of Current Production (as such Share may be reduced by the right of the other Parties to make up for Underproduction as provided herein), the other Parties shall be entitled to take any Gas which such Party fails to take. To the extent practicable, such Gas shall be made available initially to each Underproduced Party in the proportion that its Percentage Interest in the Balancing Area bears to the total Percentage Interests of all Underproduced Parties desiring to take such Gas. If all such Gas is not taken by the Underproduced Parties, the portion not taken shall then be made available to the other Parties in the proportion that their respective Percentage Interests in the Balancing Area bear to the total Percentage Interests of such Parties.

3.4 All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is underproduced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking Party.

3.5 Notwithstanding the provisions of Section 3.3 hereof, no Overproduced Party shall be entitled in any month to take any Gas in excess of three hundred percent (300%) of its Percentage Interest of the Balancing Area's then-current Maximum Monthly Availability; provided, however, that this limitation shall not apply to the extent that it would preclude production that is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production. "Maximum Monthly Availability" shall mean the maximum average monthly rate of production at which Gas can be delivered from the Balancing Area, as determined by the Operator, considering the maximum efficient well rate for each well within the Balancing Area, the maximum allowable(s) set by the appropriate regulatory agency, mode of operation, production facility capabilities and pipeline pressures.

3.6 In the event that a Party fails to make arrangements to take its Full Share of Current Production required to be produced to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production, the Operator may sell any part of such Party's Full Share of Current Production that such Party fails to take for the account of such Party and render to such Party, on a current basis, the full proceeds of the sale, less any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of such Full Share of Current Production. In making the sale contemplated herein, the Operator shall be obligated only to obtain such price and conditions for the sale as are reasonable under the circumstances and shall not be obligated to share any of its markets. Any such sale by Operator under the terms hereof shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one year. Notwithstanding the provisions of Article 3.4 hereof, Gas sold by Operator for a Party under the provisions hereof shall be deemed to be Gas taken for the account of such Party.

4. IN-KIND BALANCING

4.1 Effective the first day of any calendar month following at least thirty (30) days' prior written notice to the Operator, any Underproduced Party may begin taking, in addition to its Full Share of Current Production and any Makeup Gas taken pursuant to Section 3.3 of this Agreement, a share of current production determined by multiplying twenty-five percent (25%) during all seasons of the Full Shares of Current Production of all Overproduced Parties by a fraction, the numerator of which is the Percentage Interest of such Underproduced Party and the denominator of which is the total of the Percentage Interests of all Underproduced Parties desiring to take Makeup Gas. In no event will an Overproduced Party be required to provide more than twenty-five percent (25%) during the winter months and fifty percent (50%) the remaining months of its Full Share of Current Production for Makeup Gas. The Operator will promptly notify all Overproduced Parties of the election of an Underproduced Party to begin taking Makeup Gas.

5. STATEMENT OF GAS BALANCES

5.1 The Operator will maintain appropriate accounting on a monthly and cumulative basis of the volumes of Gas that each Party is entitled to receive and the volumes of Gas actually taken or sold for each Party's account. Within forty-five (45) days after the month of production, the Operator will furnish a statement for such month showing (1) each Party's Full Share of Current Production, (2) the total volume of Gas actually taken or sold for each Party's account, (3) the difference between the volume taken by each Party and that Party's Full Share of Current Production, (4) the Overproduction or Underproduction of each Party, and (5) other data as recommended by the provisions of the Council of Petroleum Accountants Societies Bulletin No.24, as amended or supplemented hereafter. Each Party taking Gas will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder.

5.2 If any Party fails to provide the data required herein for four (4) consecutive production months, the Operator, or where the Operator has failed to provide data, another Party, may audit the production and Gas sales and transportation volumes of the non-reporting Party to provide the required data. Such audit shall be conducted only after reasonable notice and during normal business hours in the office of the Party whose records are being audited. All costs associated with such audit will be charged to the account of the Party failing to provide the required data.

6. PAYMENTS ON PRODUCTION

6.1 Each Party taking Gas shall pay or cause to be paid all production and severance taxes due on all volumes of Gas actually taken by such Party.

Except as otherwise provided in Article XVI of the Operating Agreement,

6.2 ☒ (Alternative 2—Sales) / each Party shall pay or cause to be paid Royalty due with respect to Royalty owners to whom it is accountable based on the volume of Gas actually taken for its account.

6.3 In the event that any governmental authority requires that Royalty payments be made on any other basis than that provided for in this Section 6, each Party agrees to make such Royalty payments accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

7. CASH SETTLEMENTS

7.1 Upon the earlier of the plugging and abandonment of the last producing interval in the Balancing Area, the termination of the Operating Agreement or any pooling or unit agreement covering the Balancing Area, or at any time no Gas is taken from the Balancing Area for a period of twelve (12) consecutive months, any Party may give written notice calling for cash settlement of the Gas production imbalances among the Parties. Such notice shall be given to all Parties in the Balancing Area.

7.2 Within sixty (60) days after the notice calling for cash settlement under Section 7.1, the Operator will distribute to each Party a Final Gas Settlement Statement detailing the quantity of Overproduction owed by each Overproduced Party to each Underproduced Party and identifying the month to which such Overproduction is attributed, pursuant to the methodology set out in Section 7.4.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

7.3 ☒ (Alternative 2—Settlement Through Operator) Within sixty (60) days after receipt of the Final Gas Settlement Statement, each Overproduced Party will send its cash settlement, accompanied by appropriate accounting detail, to the Operator. The Operator will distribute the monies so received, along with any settlement owed by the Operator as an Overproduced Party, to each Underproduced Party to whom settlement is due within ninety (90) days after issuance of the Final Gas Settlement Statement. In the event that any Overproduced Party fails to pay any settlement due hereunder, the Operator may turn over responsibility for the collection of such settlement to the Party to whom it is owed, and the Operator will have no further responsibility with regard to such settlement.

7.4 ☒ (Alternative 1—Historical Sales Basis) The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm’s Length Agreement for the Gas taken from time to time by the Overproduced Party in excess of the Overproduced Party’s Full Share of Current Production. Any Makeup Gas taken by the Underproduced Party prior to monetary settlement hereunder will be applied to offset Overproduction chronologically in the order of accrual.

7.5 The values used for calculating the cash settlement under Section 7.4 will include all proceeds received for the sale of the Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any Royalty actually paid by the Overproduced Party to an Underproduced Party's Royalty owner(s), to the extent said payments amounted to a discharge of said Underproduced Party's Royalty obligation, as well as any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

7.6 To the extent the Overproduced Party did not sell all Overproduction under an Arm's Length Agreement, the cash settlement will be based on the weighted average price received by the Overproduced Party for any gas sold from the Balancing Area under Arm’s Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm's Length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales prices published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

7.7 Interest compounded at the rate of zero percent (0%) per annum or the maximum lawful rate of interest applicable to the Balancing Area, whichever is less, will accrue for all amounts due under Section 7.1 beginning the first day following the date payment is due pursuant to Section 7.3. Such interest shall be borne by the Operator or any Overproduced Party in the proportion that their respective delays beyond the deadlines set out in Sections 7.2 and 7.3 contributed to the accrual of the interest.

7.8 In lieu of the cash settlement required by Section 7.3, an Overproduced Party may deliver to the Underproduced Party an offer to settle its Overproduction in-kind and at such rates, quantities, times and sources as may be agreed upon by the Underproduced Party. If the Parties are unable to agree upon the manner in which such in-kind settlement gas will be furnished within sixty (60) days after the Overproduced Party's offer to settle in kind, which period may be extended by agreement of said Parties, the Overproduced Party shall make a cash settlement as provided in Section 7.3. The making of an in-kind settlement offer under this Section 7.8 will not delay the accrual of interest on the cash settlement should the Parties fail to reach agreement on an in-kind settlement.

8. TESTING

Notwithstanding any provision of this Agreement to the contrary, any Party shall have the right, from time to time, to produce and take up to one hundred percent (100%) of a well's entire Gas stream to meet the reasonable deliverability test(s) required by such Party’s Gas purchaser, and the right to take any Makeup Gas shall be subordinate to the right of any Party to conduct such tests; provided, however, that such tests shall be conducted in accordance with prudent operating practices only after thirty (30) days' prior written notice to the Operator and shall last no longer than seventy-two (72) hours.

9. OPERATING COSTS

Nothing in this Agreement shall change or affect any Party's obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Balancing Area, as its share thereof is set forth in the Operating Agreement, irrespective of whether any Party is at any time selling and using Gas or whether such sales or use are in proportion to its Percentage Interest in the Balancing Area.

10. LIQUIDS

The Parties shall share proportionately in and own all liquid hydrocarbons recovered with Gas by field equipment operated for the joint account in accordance with their Percentage Interests in the Balancing Area.

11. AUDIT RIGHTS

Notwithstanding any provision in this Agreement or any other agreement between the Parties hereto, and further notwithstanding any termination or cancellation of this Agreement, for a period of two (2) years from the end of the calendar year in which any information to be furnished under Section 5 or 7 hereof is supplied, any Party shall have the right to audit the records of any other Party regarding quantity, including but not limited to information regarding Btu-content. Any Underproduced Party shall have the right for a period of two (2) years from the end of the calendar year in which any cash settlement is received pursuant to Section 7 to audit the records of any Overproduced Party as to all matters concerning values, including but not limited to information regarding prices and disposition of Gas from the Balancing Area. Any such audit shall be conducted at the expense of the Party or Parties desiring such audit, and shall be conducted, after reasonable notice, during normal business hours in the office of the Party whose records are being audited. Each Party hereto agrees to maintain records as to the volumes and prices of Gas sold each month and the volumes of Gas used in its own operations, along with the Royalty paid on any such Gas used by a Party in its own operations. The audit rights provided for in this Section 11 shall be in addition to those provided for in Section 5.2 of this Agreement.

12. MISCELLANEOUS

12.1 As between the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any gas sales contract, or in the event of any conflict between the provisions of this Agreement and the provisions of the Operating Agreement, the provisions of this Agreement shall govern.

12.2 Each Party agrees to defend, indemnify and hold harmless all other Parties from and against any and all liability for any claims, which may be asserted by any third party which now or hereafter stands in a contractual relationship with such indemnifying Party and which arise out of the operation of this Agreement or any activities of such indemnifying Party under the provisions of this Agreement, and does further agree to save the other Parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

12.3 Except as otherwise provided in this Agreement, Operator is authorized to administer the provisions of this Agreement, but shall have no liability to the other Parties for losses sustained or liability incurred which arise out of or in connection with the performance of Operator’s duties hereunder, except such as may result from Operator’s gross negligence or willful misconduct. Operator shall not be liable to any Underproduced Party for the failure of any Overproduced Party, (other than Operator) to pay any amounts owed pursuant to the terms hereof.

12.4 This Agreement shall remain in full force and effect for as long as the Operating Agreement shall remain in force and effect as to the Balancing Area, and thereafter until the Gas accounts between the Parties are settled in full, and shall inure to the benefit of and be binding upon the Parties hereto, and their respective heirs, successors, legal representatives and assigns, if any. The Parties hereto agree to give notice of the existence of this Agreement to any successor in interest of any such Party and to provide that any such successor shall be bound by this Agreement, and shall further make any transfer of any interest subject to the Operating Agreement, or any part thereof, also subject to the terms of this Agreement.

12.5 Unless the context clearly indicates otherwise, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

12.6 In the event that any “Optional” provision of this Agreement is not adopted by the Parties to this Agreement by a typed, printed or handwritten indication, such provision shall not form a part of this Agreement, and no inference shall be made concerning the intent of the Parties in such event. In the event that any “Alternative” provision of this Agreement is not so adopted by the Parties, Alternative 1 in each such instance shall be deemed to have been adopted by the Parties as a result of any such omission. In those cases where it is indicated that an Optional provision may be used only if a specific Alternative is selected: (i) an election to include said Optional provision shall not be effective unless the Alternative in question is selected; and (ii) the election to include said Optional provision must be expressly indicated hereon, it being understood that the selection of an Alternative either expressly or by default as provided herein shall not, in and of itself, constitute an election to include an associated Optional provision.

12.7 This Agreement shall bind the Parties in accordance with the provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

12.8 If contemporaneously with this Agreement becoming effective, or thereafter, any Party requests that any other Party execute an appropriate memorandum or notice of this Agreement in order to give third parties notice of record of same and submits same for execution in recordable form, such memorandum or notice shall be duly executed by the Party to which such request is made and delivered promptly thereafter to the Party making the request. Upon receipt, the Party making the request shall cause the memorandum or notice to be duly recorded in the appropriate real property or other records affecting the Balancing Area.

SEE SECTION 14.2 BELOW

13. ASSIGNMENT AND RIGHTS UPON ASSIGNMENT

13.1 Subject to the provision of Section 13.2 hereof, and notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (including any sale, exchange or other transfer) any of its working interest in the Balancing Area when such Party is an Underproduced or Overproduced Party, the assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the Gas, all rights to receive or obligations to provide or take Makeup Gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Party shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

13.2 The provisions of this Section 13 shall not be applicable in the event any Party mortgages its interest or disposes of its interest by merger, reorganization, consolidation or sale of substantially all of its assets to a subsidiary or parent company, or to any company in which any parent or subsidiary of such Party owns a majority of the stock of such company.

14. OTHER PROVISIONS

14.1 By the signing of the Operating Agreement, it is the intent of each Party to be bound by the terms and provisions of this Agreement.

14.2 In accordance with IRS Regulation Section 1.761.-2(d)(2)(i), all Parties agree to use the cumulative gas balancing method, as described in Internal Revenue Service Regulation Section 1.761-2(d) (3), to compute and report taxable income.

14.3 In the event there is any conflict between the provisions of the governing Operating Agreement and the provisions of this Agreement, the provisions of this Agreement shall prevail.

EXHIBIT “F”

Attached to and made a part of the Operating Agreement

dated effective ________________, by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

EQUAL EMPLOYMENT OPPORTUNITY PROVISION

If this is attached to an Operating Agreement, the term Contractor shall refer to the Operator thereunder. If this is attached to a Farmin to Farmout Agreement the term Contractor shall refer to the Farmee thereunder.

A.	Equal Opportunity

During the performance of this Agreement, Contractor agrees as follows:

(1)	Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion, or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training including apprenticeship. Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provisions of this non-discrimination clause.

(2)	Contractor will, in all solicitations or advertisements for employees placed by or on behalf of Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

(3)	Contractor will send to each labor union or representative or workers with which Contractor has a collective bargaining agreement or other contract or understanding, a notice advising the labor union or workers’ representatives of Contractor’s commitments under Section .202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

(4)	Contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

(5)	Contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the Secretary of Labor and his representatives for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

(6)	In the event of Contractor’s non-compliance with the non-discrimination clauses of this Agreement or with any of the such rules, regulations, or orders, this Agreement may be cancelled, terminated or suspended in whole or in part and Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

(7)	Contractor will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions, including the sanctions for non-compliance; provided, however, that in the event Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, Contractor may request the United States to enter into such litigation to protect the interests of the United States.

B.	Employee Information Reports (41 CFR 601.7)

Operator acknowledges that it may be required to file Standard Form 100(EEO-1) promulgated jointly by the Office of Federal Contract Compliance, the Equal Employment Opportunity Commission and Plans for Progress with Joint Reporting Committee, Federal Depot, Jeffersonville, Indiana, within 30 days of the date of contract award if such report has not been filed for the current year and otherwise comply with or file such other compliance reports as may be requires under Executive Order 11246, as amended, and Rules and Regulations adopted thereunder.

C.	Affirmative Action Programs (41 CFR 60-1.40)

Operator further acknowledges that Operator may be required to develop a written affirmative action compliance program as required by the Rules and Regulations approved by the Secretary of Labor under authority of Executive Order 11246 and supply Company with a copy of such program if so requests.

D.	Certification of Nonsegregated Facilities (41 CFR 60-1.8)

Contractor certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal Opportunity clause in this Agreement. As used in this certification, the term “segregated facilities” means, any waiting room, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. Contractor’s policies and practices must assure appropriate physical facilities to both sexes. It further agrees that (except where Operator has obtained identical certifications from proposed contractors and subcontractors for specific time periods) it will obtain identical certifications from proposed contractors and subcontractors prior to the award of contracts or subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity clause; that it will retain such certifications in its files; and that it will forward the following notice to such proposed contractors and subcontractors (except where the proposed contractors or subcontractors have submitted identical certifications for specific time periods): NOTICE TO PROSPECTIVE SUBCONTRACTS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES. A Certificate of Nonsegregated Facilities as required by the May 21, 1968, order of Elimination of Segregated Facilities by the Secretary of Labor (33 Fed.Reg.7804, May 28, 1968) must be submitted prior to the award of a contract or subcontract exceeding $10,000 which is not exempt fro the provisions of the Equal Opportunity clause. The certification may be submitted either for each contract and subcontract or for all contracts and subcontracts during a period (i.e., quarterly, semiannually, or annually). (Note: The penalty for making false statement in offers is prescribed in 18 U.S.C. 1001.)

E.	Listing of Employment Openings (41 CFR 50-250)

Contractor agrees to comply with the rules and regulations of the Department of Labor concerning the listing of employment openings, including the contract clause set for the in 41 CFR 50-250.2, which clause is incorporated herein by reference. Operator also agrees to place the foregoing provision in any subcontract directly under this Agreement.

F	Employment of Handicapped Individuals

In employing persons to carry out this Agreement, Contractor will take affirmative action to employ and advance in employment qualified handicapped individuals as defined in Section 7(6) of the Federal Rehabilitation Act of 1973.

Exhibit “H”

Attached to and made a part of that certain Operating Agreement dated effective _____________________, by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

HEALTH, SAFETY, SECURITY AND ENVIRONMENT (“HSSE”)

1.	Health, Safety, Security and Environment

(A)	With the goal of achieving safe and reliable operations in compliance with all applicable laws and regulations, including avoiding significant and unintended impact on the safety or health of people, on property, or on the environment, the Operator shall in the conduct of Joint Operations:

(1)	Design and operate Joint Property to standards which achieve sustained reliability and promote the effective management of health, safety, security and environmental (“HSSE”) risks, implementing an appropriate HSSE risk management procedure, which shall ensure that significant HSSE hazards have been assessed and a program has been introduced to reduce the risks associated with these hazards to a level that is as low as reasonably practical;

(2)	Apply structured HSSE management systems and procedures consistent with those generally applied in the international petroleum industry to effectively manage HSSE risks and pursue sustained reliability of Joint Operations; and

(3)	Conform with local applicable HSSE laws, regulations and other HSSE related statutory requirements that may apply.

(B)	The Operator shall annually submit to the Parties for their review details of its HSSE Management System to govern the Joint Operations, which shall be then reviewed by the Parties. The initial report shall be submitted upon request, but not less than within 120 days of signature of this Agreement.

(C)	The Operator shall keep the relevant records of its HSSE practices so that Non-Operators can have the possibility of assessing them upon reasonable notice.

(D)	In the conduct of Joint Operations, the Operator shall establish or have in place, and implement a program for regular HSSE audits. The purpose of such audits is to periodically review HSSE systems and procedures, including actual practice and performance, to verify HSSE and operations reliability are being managed in accordance with policies and standards. The Operator shall conduct an audit or an assessment before entering into significant new Joint Operations and before undertaking any major changes to existing Joint Operations, and any non-Operator shall have the right to participate in such audit or assessments at their sole risk and expense. Upon reasonable notice given to the Operator, Non-Operators shall have the right to participate in HSSE assessments and audits. Upon unanimous approval by Non-Operators, a third party certificate may be satisfactory in lieu of an assessment or an audit. In addition, upon reasonable notice to the Operator, any non-Operator may conduct site inspections and field audits of the Joint Operations sites. Operator shall make its HSSE staff available to discuss and review such inspections and audits at least once per year, upon reasonable notice to Operator.

(E)	The Parties shall meet annually to review the HSSE performance of Joint Operations in the Contract Area during the previous year relative to previous performance measures, and to set new performance measures for the Contract Area for the following year.

(F)	Operator agrees to keep non-Operators reasonably informed regarding all HSSE incidents and to provide any information regarding such incidents and the non-Operators may reasonably request.

2.	Business Principles

The Parties agree that all Joint Operations shall be conducted in accordance with the following Shell Group Business Principles:

Principle 1 – Economic:

Long-term profitability is essential to achieving our business goals and to our continued growth. It is a measure both of efficiency and of the value that customers place on Shell products and services. It supplies the necessary corporate resources for the continuing investment that is required to develop and produce future energy supplies to meet customer needs. Without profits and a strong financial foundation, it would not be possible to fulfill our responsibilities.

Criteria for investment and divestment decisions include sustainable development considerations (economic, social and environmental) and an appraisal of the risks of the investment.

Principle 2 – Competition:

Shell Companies support free enterprise. We seek to compete fairly and ethically and within the framework of applicable competition laws; we will not prevent others from competing freely with us.

Principle 3 – Business Integrity:

Shell companies insist on honesty, integrity and fairness in all aspects of our business and expect the same in our relationships with all those with whom we do business. The direct or indirect offer, payment, soliciting or acceptance of bribes in any form is unacceptable. Facilitation payments are also bribes and should not be made. Employees must avoid conflicts of interest between their private activities and their part in the conduct of company business. Employees must also declare to their employing company potential conflicts of interest. All business transactions on behalf of a Shell company must be reflected accurately and fairly in the accounts of the company in accordance with established procedures and are subject to audit and disclosure.

Principle 4 – Political Activities:

a.	Of companies

Shell companies act in a socially responsible manner within the laws of the countries in which we operate in pursuit of our legitimate commercial objectives.

Shell companies do not make payments to political parties, organizations or their representatives. Shell companies do not take part in party politics. However, when dealing with governments, Shell companies have the right and responsibility to make our position known on any matters which affect us, our employees, our customers, our shareholders or local communities in a manner which is in accordance with our values and these Business Principles.

b.	Of employees

Where individuals wish to engage in activities in the community, including standing for election to public office, they will be given the opportunity to do so where this is appropriate in the light of local circumstances.

Principle 5 – Health, Safety, Security and the Environment:

Shell companies have a systematic approach to health, safety, security and environmental management in order to achieve continuous performance improvement.

To this end, Shell companies manage these matters as critical business activities, set standards and targets for improvement, and measure, appraise and report performance externally.

We continually look for ways to reduce the environmental impact of our operations, products and services.

Principle 6 – Local Communities:

Shell companies aim to be good neighbors by continuously improving the ways in which we contribute directly or indirectly to the general wellbeing of the communities within which we work.

We manage the social impacts of our business activities carefully and work with others to enhance the benefits to local communities, and to mitigate any negative impacts from our activities.

In addition, Shell companies take a constructive interest in societal matters, directly and indirectly related to our business.

Principle 7 – Communication and Engagement:

Shell companies recognize that regular dialogue and engagement with our stakeholders is essential. We are committed to reporting of our performance by providing full relevant information to legitimately interested parties, subject to any overriding considerations of business confidentiality.

In our interactions with employees, business partners and local communities, we seek to listen and respond to them honestly and responsibly.

Principle 8 – Compliance:

We comply with all applicable laws and regulations of the countries in which we operate.

3.	HSSE Management Practices

In the conduct of Joint Operations, Operator shall:

(1)	Take all necessary and proper measures, remedies and incur necessary expenses for the Joint Account as may be required by applicable law and good industry practice for the protection of life, safety, health, the environment and property in the case of an emergency; provided, however, that Operator shall immediately notify the Parties of the details of such emergency and measures;

(2)	Include, to the extent practical and lawful, in its contracts with independent contractors, provisions which require such contractor to comply, as a minimum, with the principles of Operator’s established HSSE standards.

(3)	Work to implement a Health, Safety, Security and Environmental (HSSE) Management System (the “HSSE Management System”) and policies that will effectively cover the items described below, which are in line with the Parties commitment to the protection of the health and safety of the people working in the Contract Area and to the protection of the environment:

(a)	A systematic approach to HSSE management designed to comply with the law and strive to achieve continuous performance improvement;

(b)	Set targets to improve, measure, appraise and report performance;

(c)	Emphasize that HSSE is the responsibility of all managers, teams and individuals;

(d)	Allow an individual to stop any work, or prevent any work from starting, where adequate controls of HSSE risks are found not to be in place; and

(e)	To the extent practicable and lawful, require contractors to manage HSSE in line with this policy.

(4)	Provide the Non-Operators with an annual plan setting forth an environmental protection program and a worker health and safety program in connection with the Joint Operations for the next succeeding year;

(5)	Provide the Non-Operators, before May 1 each year, with an annual report setting forth the environmental, health and safety performance of the Joint Operations for the previous year containing, as a minimum, the following information:

(a)	The number of fatalities related to the Joint Operations;

(b)	Lost time incident (LTI) and total reported incident (TRI) of both employees and contractors, as well as the total worked hours of both employees and contractors;

(c)	The number of fires, explosions or similar incidents resulting in more than one hundred thousand U.S. Dollars (US$100,000.00) in property damages;

(d)	The volumes of oil, petroleum products, or chemical spills to land or water estimated to be over one (1) barrel and the volume of each such spill;

(e)	Total gross flaring and venting volumes;

(f)	Produced water discharges during production operations;

(g)	Annual emissions report as determined by the Operator;

(h)	Any finds or notices received from Governmental Authorities for non compliance; and

(i)	Summary of performance relative to HSSE targets and performance measures established for the Contract Area in accordance to the HSSE Management System and policies described under Article 4.2(B)(15) above.

(6)	Provide Non-Operators with notice of an incident no later than 48 (forty-eight) hours after the incident, and with an incident report, as soon as practicable, in both cases when an incident related to Joint Operations involves:

(a)	Loss of life or serious personal injuries to employee, contractor or third party;

(b)	Loss of containment resulting in an oil, petroleum product, or chemical spill to land or water, estimated to be over one (1) Barrel;

(c)	Fires, explosions or similar incidents resulting in business interruption (production shut in or curtailment) or property damage expected to be greater than one hundred thousand U.S. Dollars (US$100,000.00);

(d)	Expectation of significant reaction from Governmental Authorities, media or the general public;

(e)	Gas release, sabotage, incident or act of God or Force Majeure involving loss of life or serious injury to an employee, contractor or third party, or serious property damage, strikes and riots, public evacuations, changes in production level beyond levels allowed by Governmental Authorities; and

(f)	any HSSE incident in which the damages to persons or persons or property is reasonably expected to exceed $50,000.

Incident reports related to any occurrence arising out of Joint Operations which results in serious injury or loss of life and/or any environmental occurrence which in the Operator's opinion could have a significant negative public relations impact shall be transmitted orally or by fax to the Non-Operators as soon as practical but no later than twenty-four (24) hours of the Operator's having been notified of such occurrence and followed up by written report within fifteen (15) days of having received such notification. Incident reports related to any other occurrences arising out of Joint Operations which could result in either significant environmental damage or in losses and damages shall be transmitted to the Non-Operators within five (5) days of the Operator's having been notified of such occurrence and followed up by written report within thirty (30) days of Operator's Notification. The incident reports required under this Exhibit “H” shall be given in the manner provided in the Operating Agreement to which this Exhibit “H” is attached.

4.	Miscellaneous Requirements

•	No continuous flaring or venting

•	Prohibit use of Halon/CFC’s or related materials listed to be banned under the Montreal Protocol within 10 years.

•

SOx, NOx, VOC emission levels from point sources in all operations shall comply within the limits specified by the World Bank Group (reference Pollution Prevention and Abatement Handbook World Bank Group, July 1998) shown in the table below:

Parameter

Maximum Value (milligram per normal m3 emitted from a point source)

(shall be achieved for at least 95% of the time that the plant or unit is operating, calculated as a proportion of annual operating hours)

SOx (for emission from an oil production facility, eg, major platform, processing center, gas plant)	1000
NOx gas fired equipment, e.g. turbine	320 (or 86 mg per kJoule)
NOx oil fired equipment, e.g. turbine	460 (or 130 mg per kJoule)
VOCs including Benzene, e.g. glycol vent	20

•	If permissible by applicable laws and regulations; produced water discharged shall not exceed 15 mg/l oil in water.

Please note that this exhibit is not intended as a limitation on the rights of the Non-Operator to obtain additional information as described in the provisions of this Agreement.

5.	Conduct of Business

Quicksilver acknowledges that:

(a)	it has received a copy of the Shell General Business Principles (or alternatively taken note of the Shell General Business Principles at www.shell.com/sgbp);

(b)	it has received a copy of the Shell Code of Conduct (or alternatively has taken note of the Shell Code of Conduct at http://www.shell.com/home/content/aboutshell/who_we_are/our_values/code_of_conduct/);

(c)	it has been made aware of the Shell Global Helpline at http://www.shell.com/home/content/aboutshell/who_we_are/our_values/compliance_helpline/.

Each party agrees that it shall adhere to its own code of conduct and business principles in all its dealings in connection with this Agreement and the business resulting therefrom. Each party shall promptly notify the other if it becomes aware of any behavior by Shell staff or Quicksilver staff which is, or may be, inconsistent with such code of conduct and business principles.

EXHIBIT “J”

Attached to and made part of that certain Operating Agreement dated effective ______________________, by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

Memorandum of Operating Agreement and Financing Statement

The parties signatory to this Memorandum of Operating Agreement and Financing Statement (“Parties”) have entered into a modified A.A.P.L. Form 610—1989 Model Form Operating Agreement (the “Operating Agreement”) dated _____________________________________, covering the following lands in Routt County and Moffat County, Colorado (the “Contract Area”).

[Insert lands and leases to be covered.]

The Operating Agreement designates ______________ as Operator, and _____________________________ as Non-Operator.

The Operating Agreement contains an Accounting Procedure, along with provisions giving the Parties mutual liens and security interests where one or more Parties become debtors to one or more other Party(ies).

This Memorandum of Operating Agreement and Financing Statement incorporates by reference all of the terms and conditions of the Operating Agreement, including but not limited to the lien and security interest provisions. A complete copy of the Operating Agreement may be obtained at the offices of the Operator.

This Memorandum of Operating Agreement and Financing Statement is placed of record for the purpose of placing all persons on notice of the existence of the Operating Agreement and to secure and perfect the mutual liens and security interests of the parties hereto.

The Operating Agreement shall be deemed to be binding on Operator and Non-Operators and their successors and assigns, and in full force and effect until modified, or the leasehold subject thereto expires. All modifications may be evidenced by an amendment to this Memorandum of Operating Agreement and Financing Statement being placed of record.

This Memorandum of Operating Agreement and Financing Statement may be executed in one more counterparts and all of the counterparts shall together constitute one instrument. For purposes of recording, only one copy of this Memorandum of Operating Agreement and Financing Statement with individual signature pages attached thereto needs to be filed of record.

This Memorandum of Operating Agreement and Financing Statement is signed by Parties as of the date of Acknowledgment of their signatures below, but is deemed effective for all purposes as of ____________________________________.

OPERATOR	Witnesses:

By:
Name:
Title:

NON-OPERATOR

By:
Name:
Title:

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

BEFORE ME, the undersigned authority, on this day personally appeared______________________ as __________________ of SWEPI LP known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, individually and as the act and deed of said partnership and in the capacity therein stated.

Given under my hand and seal of office this _________ day of _________________ 20_____.

My Commission Expires:

Notary Public for the State of Texas

STATE OF TEXAS	)
	)	ss.
COUNTY OF	)

BEFORE ME, the undersigned authority, on this day personally appeared________________________ as ________________ of QUICKSILVER RESOURCES INC. known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, individually and as the act and deed of said corporation and in the capacity therein stated.

Given under my hand and seal of office this _________ day of _________________ 20_____.

My Commission Expires:

Notary Public for the State of Texas

EXHIBIT E-2

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 – Divided Interest

1994

UNIT OPERATING AGREEMENT

UNIT AREA

Copyright © 1994. All Rights Reserved

Rocky Mountain Mineral Law Foundation

7039 East 18th Avenue

Denver, Colorado 80220

(303) 321-8100

THIS FORM HAS BEEN PREPARED ONLY AS A GUIDE AND MAY NOT CONTAIN ALL OF THE NECESSARY OR APPROPRIATE PROVISIONS. EACH PROVISION AND EXHIBIT OF THIS FORM SHOULD BE CAREFULLY REVIEWED AND ADAPTED TO THE SPECIFIC FACTS AND CIRCUMSTANCES SURROUNDING THE PARTICULAR TRANSACTION AND THE RELATIONSHIP OF THE PARTIES. PARTIES USING THIS FORM SHOULD CONSULT WITH THEIR LEGAL, TAX AND ACCOUNTING ADVISORS. PARTIES USING THIS FORM DO SO AT THEIR OWN RISK, AND THE ROCKY MOUNTAIN MINERAL LAW FOUNDATION SHALL HAVE NO LIABILITY FOR LOSSES OR DAMAGES THAT MAY RESULT FROM THE USE OF THIS FORM OR ANY PORTION OR VARIATION THEREOF.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

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Form 2 (Divided Interest) 1994

A. Items Divisible In Kind	9
B. Items Not Divisible In Kind	9
C. Other Items	9
Section 6.8 Lease Burdens	9

ARTICLE 7 – PLANS OF DEVELOPMENT
Section 7.1 Submittal of Plans	10
Section 7.2 Proposed Plan	10
Section 7.3 Objections to Plan	10
Section 7.4 Revised Plan	10
Section 7.5 Rejection of Plan	10
Section 7.6 Notice of Approval or Disapproval	10
Section 7.7 Supplemental Plans	10
Section 7.8 Cessation of Operations Under the Plan	11

ARTICLE 8 – DEVELOPMENT WELLS
Section 8.1 Development Well Procedure	11
Section 8.2 Drilling of Development Wells	11
A. Approval Required	11
B. Notice of Proposed Drilling	11
C. Response to Notice	11
D. Notice of Election to Proceed	12
E. Subsequent Election	12
F. Effect of Election	12
G. Rights and Obligations of Drilling Party and Non-Drilling Party	12
Section 8.3 Attempted Completion	12
A. Notice by Unit Operator	12
B. Right to Attempt Completion	12
C. Time and Manner of Initiating Proposal	12
D. Election	13
E. Effect of Election	13
F. Rights and Obligations of Completing Party and Non-Completing Party	13
G. Notice Prior to Plugging	13
H. Proposals for Dual or Commingled Completion	13

ARTICLE 9 – EXPLORATORY WELLS
Section 9.1 Exploratory Well Procedure	13
Section 9.2 Drilling of Exploratory Wells	13
A. Notice of Proposed Drilling	13
B. Basis of Participation	14
C. Exclusion of Land From Designated Drilling Block	14
D. Preliminary Notice to Join in Drilling	14
E. Notice of Election to Proceed	15
F. Subsequent Election	15
G. Effect of Election	15
H. Rights and Obligations of Drilling Party and Non-Drilling Party	15
Section 9.3 Attempted Completion	15
A. Notice by Unit Operator	16

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

B. Right to Initiate Proposal	16
C. Time and Manner of Initiating Proposal	16
D. Election	16
E. Effect of Election	16
F. Rights and Obligations of Completing Party and Non-Completing Party	16
G. Notice Prior to Plugging	16
H. Proposals for Dual or Commingled Completions	16

ARTICLE 10 – REQUIRED WELLS
Section 10.1 Definition	17
Section 10.2 Election to Drill	17
Section 10.3 Alternatives to Drilling	17
A. Compensatory Royalties	17
B. Contraction	17
C. Termination	17
Section 10.4 Required Drilling	17
A. Development Well	17
B. Exploratory Well	17

ARTICLE 11 – DEEPENING, SIDETRACKING, PLUGGING BACK, AND ABANDONMENT
Section 11.1 Attempted Deepening, Sidetracking, or Plugging Back of a Well not Completed as a Producer in its Objective Formation	18
A. Notice by Unit Operator	18
B. Right to Initiate Proposal	18
C. Right to Participate	18
D. Time and Manner of Initiating Proposal	18
E. Election	19
F. Effect of Election	19
G. Rights and Obligations of Participating Party and Non-Participating Party	19
Section 11.2 Deepening, Sidetracking, or Plugging Back to Participating Area	19
Section 11.3 Conflicts	19
Section 11.4 Attempted Completion	20
Section 11.5 Abandonment of a Producing Well Completed in a Participating Area	20
Section 11.6 Abandonment of a Producing Well Not Completed in a Participating Area	20
A. Consent Required	20
B. Abandonment Procedure	20
C. Rights and Obligations of Non-Abandoning Party	20
D. Option to Repurchase Materials	20
Section 11.7 Deepening, Sidetracking, or Plugging Back Abandoned Producing Wells	21

ARTICLE 12 – RIGHTS AND OBLIGATIONS OF DRILLING PARTY AND NON-DRILLING PARTY
Section 12.1 Use of Terms	21
Section 12.2 Scope of Article	21
Section 12.3 Relinquishment of Interest by Non-Drilling Party	21

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

ARTICLE 16 – UNIT OPERATOR’S DUTIES
Section 16.1 Specific Duties	30
A. Conduct	30
B. Drilling of Wells	30
C. Compliance with Laws and Agreements	30
D. Consultation with Parties	30
E. Payment of Costs	30
F. Records	30
G. Information	30
H. Access to Unit Area	31
I. Scheduling and Delivery of Gas Production Taken In Kind	31
J. Notice of First Gas Sale From Each Well	31
Section 16.2 Insurance	31
A. Unit Operator’s	31
B. Contractors’	31
C. Automotive Equipment	31
Section 16.3 Regulatory Compliance	32
Section 16.4 Drilling Contracts	32
Section 16.5 Uninsured Losses	32

ARTICLE 17 – LIMITATIONS ON UNIT OPERATOR
Section 17.1 Specific Limitations on Unit Operator	32
A. Change in Operations	32
B. Limit on Expenditures	32
C. Partial Relinquishment	32
D. Settlement of Claims	32
E. Determinations	32
Section 17.2 Resignation or Removal and Selection of a Successor Unit Operator	32
A. Resignation	33
B. Removal	33
C. Selection of Successor	33
D. Effect of Bankruptcy	33
E. Appointment of Common Agent	33

ARTICLE 18 – TITLES
Section 18.1 Representation of Ownership	34
Section 18.2 Title Papers to be Furnished	34
A. Lease Papers	34
B. Title Papers for Initial Test Well	34
C. Title Papers for Subsequent Wells	34
D. Title Papers on Establishment or Enlargement of a Participating Area	35
Section 18.3 Title Examination	35
Section 18.4 Option for Additional Title Examination	35
Section 18.5 Approval of Titles Prior to Drilling	35
Section 18.6 Approval of Titles Prior to Inclusion of Land in a Participating Area	36
Section 18.7 [Intentionally Deleted]	36
Section 18.8 Failure of Title to Committed Working Interest	36

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

EXHIBITS

Exhibit 1	Accounting Procedure

Exhibit 2	Initial Test Well

Exhibit 3	Insurance

Exhibit 4	Regulatory Compliance

Exhibit 5	Form Oil and Gas Lease

Exhibit 6	Gas Balancing Agreement

Exhibit 7	Tax Partnership Provisions

Exhibit 8	Recording Supplement

Exhibit 9	Dual Completion and Commingled Completion Provisions

Other Exhibits

Exhibit 10	Notification

Exhibit 11	Quicksilver Committed Working Interests

Exhibit 12	SWEPI Committed Working Interests

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ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

UNIT OPERATING AGREEMENT

UNIT AREA

THIS AGREEMENT (this “Agreement”) dated as of the             day             of                    ,             , by and among the parties that execute or ratify this Agreement or a counterpart hereof,

WITNESSETH:

WHEREAS, the Parties have entered into that certain Unit Agreement for the Development and Operation of the                     Unit Area, County of                    , State of Colorado (the “Unit Agreement”), dated as of the                     day of , establishing the                    Unit (the “Unit”) and covering the lands described in Exhibit B thereto attached (the “Unit Area”); and

WHEREAS, the Parties enter into this Agreement pursuant to Section 7 of the Unit Agreement,

NOW, THEREFORE, in consideration of the covenants herein contained, it is agreed as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The definitions contained or used in the Unit Agreement are adopted for all purposes of this Agreement. In addition, whenever used in this Agreement the terms “Agreement,” “Unit,” “Unit Agreement,” and “Unit Area” shall have the meanings set forth above and the following terms shall have the following meanings:

“Acreage Basis,” when used to describe the basis of participation by the Parties within the Unit Area, a participating area, or other area designated pursuant to this Agreement in voting, consenting to operations, or sharing in Costs, or Production, means participation by each Party in the proportion that the acreage of its Committed Working Interests in the area bears to the total acreage of the Committed Working Interests of all Parties therein. For the purposes of this definition: (a) the acreage of the Committed Working Interest in a tract within the Unit Area shall be the acreage of the tract as set forth in Exhibit B to the Unit Agreement, (b) if there are two or more undivided Committed Working Interests in a tract, there shall be apportioned to each Committed Working Interest that portion of the acreage of the tract that the Committed Working Interest bears to the entire Committed Working Interest in the tract, and (c) when ownership is divided as to formation, strata, or horizon, any vote as to a particular formation, strata or horizon shall be determined by ownership within that particular formation, strata, or horizon.

“Approval of the Parties” or “Direction of the Parties” means an approval, authorization, or direction which receives the affirmative vote of the Parties entitled to vote on the giving of the Approval or Direction specified in Section 14.2.

“Authorized Officer” means the person responsible for the administration of the applicable Federal Regulations.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

“Commingled Completion” means a Completion of a well in such a manner that unitized substances from two or more separate sources are produced from the well without segregation.

“Committed Working Interest” means a working interest in a tract of land which is shown on Exhibit B to the Unit Agreement as owned by a Party and which is committed to the Unit Agreement.

“Complete” means to perform all operations, commencing with the running and setting of the production pipe, reasonably necessary and incident to the production of unitized substances from a well and equipping through the wellhead connections, if productive of unitized substances or plugging and abandoning (including reclamation of the surface), if dry.

“Costs” means all costs and expenses incurred in the development and operation of the Unit Area pursuant to this Agreement or the Unit Agreement and all other expenses that are chargeable as costs, in accordance with the Accounting Procedure attached hereto as Exhibit 1.

“Deepen” means to perform all operations reasonably necessary and incident to Drilling a well below its original projected depth including testing and logging, but excluding Completing and Equipping operations. The term “deepen” or “deepening” shall not be interpreted to mean further extension of a horizontal drainhole nor shall it be interpreted to pertain to any vertical stratigraphic variations within any particular formation as might be encountered while steering during horizontal or directional drilling operations. When used in connection with a Horizontal Well or Multi-lateral well, the term “Deepen” shall mean an operation whereby a Lateral is drilled to a horizontal distance greater than the distance set out in the well proposal approved by the Participating Parties, or to a horizontal distance greater than the horizontal distance to which the Lateral was previously drilled.

“Development Well” means a well Drilled within a participating area and projected to the pool or zone for which the participating area was established.

“Drill” means to perform all operations, including directional control and intentional deviation of the well other than Sidetracking, reasonably necessary and incident to the drilling of a well to its projected depth, including preparation of roads and drill site, testing, and logging, but excluding Completion operations.

“Drilling Party,” “Completing Party,” and “Participating Party” all mean the Party or Parties obligated to bear Costs incurred in the Drilling, Completing, or Deepening, Sidetracking or Plugging Back, respectively, of a well at the commencement of the operation.

“Dual Completion” means a Completion of a well in such a manner that multiple Completions within two or more separate sources of unitized substances are separately produced from the well through separate strings, liners, or pipe and separately measured at the surface.

“Equip” means to perform all operations reasonably necessary and incident to the equipping of a well for production beyond the wellhead connections, including without limitation, installation of heater treaters, compressors, separators, flowlines, tanks, motors, and other lease equipment necessary for the proper operation of the well. The term “Equip” shall not include gas plants or other facilities which process Production into products or otherwise significantly alter its makeup.

“Exploratory Well” means a well other than a Development Well Drilled after discovery of unitized substances in Paying Quantities in the Unit Area.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

“Initial Test Well” means the test well or wells provided for in Section 9 of the Unit Agreement and in Exhibit 2 attached hereto.

“Lease Burdens” means the royalty reserved to the lessor in an oil and gas lease, an overriding royalty, a production payment, and any similar burden, but does not include a carried working interest, a net profits interest, or any other interest which is payable out of profits.

“Non-Drilling Party,” “Non-Completing Party,” and “Non-Participating Party” all mean the Party or Parties that had the optional right to participate in the Drilling, Completing, Deepening, Sidetracking, or Plugging Back, respectively, of a well and that elected not to participate therein.

“Party” means a party to this Agreement, including the Party acting as Unit Operator when acting as an owner of a Committed Working Interest. Whenever reference is made to a Party “in” or “within” the Unit Area, a participating area, or other area designated pursuant to this Agreement, the reference shall mean a Party owning a Committed Working Interest in a tract of land within the relevant area.

“Paying Quantities” means the quantities of unitized substances defined as “paying quantities” in Section 9 of the Unit Agreement.

“Production” means all unitized substances produced and saved from the Unit Area except so much thereof as is used in the conduct of operations under the Unit Agreement and this Agreement.

“Plug Back” means to perform all operations reasonably necessary and incident to plugging back a well to a shallower depth, including testing and logging, but excluding completion operations. When used in connection with a Horizontal Well or Multi-lateral Well, the term “Plug Back” shall mean an operation to test or Complete the well at a stratigraphically shallower geological horizon in which the operation has been or is being conducted and which is not within an existing Lateral.

“Salvage Value” means the value of the materials and equipment in or appurtenant to a well, determined in accordance with Exhibit 1, less the reasonably estimated Costs of salvaging the same and plugging and abandoning (including reclamation of the surface) the well.

“Sidetracking” means to perform all operations reasonably necessary and incident to the directional control and intentional deviation of a well so as to change the bottom hole location of the well to a point outside the Drilling Block, including testing and logging, but excluding Completion operations. When used in connection with a Horizontal Well or Multi-lateral Well, the term “Sidetrack” shall mean the directional control and intentional deviation of a well outside the existing Lateral (s) so as to change the zone or the direction of the Lateral as originally proposed, unless done to straighten the hole or drill around junk in the hole or to overcome other mechanical difficulties.

“Subsequent Test Well” means a test well Drilled after the Drilling of the Initial Test Well and before discovery of unitized substances in Paying Quantities in the Unit Area.

“Subsequently Created Interest” means an overriding royalty, production payment, net profits, carried, or any other interest created out of a Party’s Committed Working Interest subsequent to the date of this Agreement.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

“Unit Operator” means and its successors, as the Unit Operator designated in accordance with the Unit Agreement, acting in that capacity and not as an owner of a Committed Working Interest.

Other Definitions:

“Cost Estimate” means a written estimate of the costs to be incurred in conducting an operation hereunder prepared by a Party. A Cost Estimate for a Horizontal Well or Multi-lateral well shall clearly stipulate that the well being proposed is a Horizontal Well or a Multi-lateral Well.

“Horizontal Well” means a well containing a single Lateral which is drilled, Completed or Recompleted in a manner in which the horizontal component of the completion interval (1) extends at least one hundred feet (100’) in the objective formation(s) and (2) exceeds the vertical component of the completion interval in the objective formation(s).

“Lateral” means that portion of a wellbore that deviates from approximate vertical orientation to approximately horizontal orientation and all the wellbore beyond such deviation to total measured depth.

“Multi-lateral Well” means a well which contains more than one Lateral which is drilled, Completed or Recompleted in a manner in which the horizontal component of the completion interval of each Lateral (1) extends at least one hundred feet (100’) in the objective formation(s) and (2) exceeds the vertical component of the completion interval in the objective formation(s).

“Recompletion” or “Recomplete” means an operation whereby a Completion in one zone is abandoned in order to attempt a Completion in a different zone within the existing wellbore.

“Vertical Well” means a well drilled, Completed or Recompleted other than a Horizontal Well or Multi-lateral Well.

ARTICLE 2

EXHIBITS

2.1 Exhibits. The following Exhibits are incorporated herein by reference:

☒	Exhibit 1. Accounting Procedure.

☒	Exhibit 2. Initial Test Well.

☒	Exhibit 3. Insurance.

☒	Exhibit 4. Regulatory Compliance.

☒	Exhibit 5. Form Oil and Gas Lease.

☒	Exhibit 6. Gas Balancing Agreement.

☐	Exhibit 7. Tax Partnership Provisions.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

☒	Exhibit 8. Recording Supplement.

☐	Exhibit 9. Dual Completion and Commingled Completion Provisions.

☒	Other Exhibits:

Exhibit 10.Notification

Exhibit 11.Quicksilver Committed Working Interests

Exhibit 12.SWEPI Committed Working Interests

In the event of a conflict or inconsistency between the provisions of an Exhibit and the provisions of this Agreement, the provisions of this Agreement shall control, except with respect to Exhibits 6 and 7, if attached hereto, the provisions of which shall control over the provisions of this Agreement.

ARTICLE 3

INITIAL TEST WELL

3.1 Location. Unit Operator shall begin to Drill the Initial Test Well within the time required by Section 9 of the Unit Agreement, or any extension thereof, at the location specified in Exhibit 2.

3.2 Costs of Drilling. Subject to the investment adjustment provisions of Article 13, the Costs of Drilling the Initial Test Well shall be shared by the Parties in the manner and in the proportions specified in Exhibit 2.

ARTICLE 4

SUBSEQUENT TEST WELLS

4.1 Right to Drill. The Drilling of any Subsequent Test Well shall be upon such terms and conditions as may be agreed to by the Parties; provided, however, that in the absence of agreement, the well may be Drilled under the provisions of Article 9.

ARTICLE 5

ESTABLISHMENT, REVISION, AND CONSOLIDATION

OF PARTICIPATING AREAS

5.1 Proposal. Unit Operator shall initiate each proposal for the establishment or revision of a participating area by submitting the proposal in writing to each Party at least 20 days before filing the same with the Authorized Officer. The date of proposed filing must be shown in the proposal. If, within the 20-day period above provided, the proposal receives the Approval of the Parties within the proposed participating area or no written objections are received, then the proposal shall be filed on the date specified.

5.2 Objections to Proposal. Prior to the proposed filing date any Party may submit to all other Parties written objections to the proposal. If, despite objections, the proposal receives the Approval of the Parties within the proposed participating area, then the Party making the objections may renew the same before the Authorized Officer.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

5.3 Revised Proposal. If the proposal does not receive the Approval of the Parties within the proposed participating area, then Unit Operator shall submit to the Parties a revised proposal, taking into account the objections, if any, made to the first proposal. If no proposal receives the Approval of the Parties within 60 days from submission of the first proposal, then Unit Operator shall file with the Authorized Officer a proposal reflecting as nearly as practicable the views expressed by the Parties.

5.4 Rejection of Proposal. If a proposal filed by Unit Operator as above provided is rejected by the Authorized Officer, Unit Operator shall initiate a new proposal in the same manner as provided in Section 5.1, and the procedure with respect thereto shall be the same as in the case of an initial proposal.

5.5 Notice of Approval or Disapproval. If and when a proposal has been approved or disapproved by the Authorized Officer, Unit Operator shall give prompt notice thereof to each Party.

5.6 Consolidation. Two or more participating areas may be combined as provided in the Unit Agreement.

ARTICLE 6

APPORTIONMENT OF COSTS AND OWNERSHIP AND DISPOSITION

OF PRODUCTION AND PROPERTY

6.1 Apportionment and Ownership Within Participating Area. Except as otherwise provided in Articles 8, 9, 10, 11, 12, and 13:

A. Costs. All Costs incurred in the development and operation of a participating area for or in connection with production of unitized substances from any pool or zone for which the participating area is established shall be borne by the Parties within the participating area on an Acreage Basis, determined as of the time the Costs are incurred.

B. Production. All Production from a participating area shall be allocated on an Acreage Basis to the tracts of unitized land within the participating area. That portion of Production that is allocated to any tract shall be owned by the Party or Parties having Committed Working Interest or Interests therein in the same manner and subject to the same conditions as if actually produced from the tract through a well thereon and as if this Agreement and the Unit Agreement had not been executed.

C. Property. All materials, equipment, and other property, whether real or personal, the cost of which is chargeable as Costs and which have been acquired in connection with the development or operation of a participating area, shall be owned by the Parties within the participating area on an Acreage Basis.

6.2 Ownership and Costs Outside Participating Area or Unit Area. If a well Drilled (including the Deepening, Sidetracking, or Plugging Back thereof) within a Drilling Block established under the provisions of either Article 9 or Article 10 is completed as a producer but not in a formation included within a participating area, then the following provisions shall be applicable:

A. When All Drilling Block Parties Participate. If all Parties within the Drilling Block shall have elected to participate in Drilling and Completing the well, then the well, the

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

Production therefrom, and the materials and equipment therein or appurtenant thereto shall be owned by such Parties; and all Costs incurred in the operation of the well and all Lease Burdens payable with respect to Production from the well shall be borne and paid by such Parties. Apportionment among said Parties of ownership, Costs and Lease Burdens shall be in the same proportions in which Costs incurred in Drilling the well were borne.

B. When Less Than All Drilling Block Parties Participate. If any Party within the Drilling Block elects not to participate in Drilling or Completing the well, then the provisions of Article 12 shall be applicable thereto; and the relinquished interest of the Non-Drilling Party shall revert to it in the same manner and under the same conditions as provided in Section 12.5 with respect to a well which results in the establishment or enlargement of a participating area, except that the proceeds if sold, or market value if not sold but used off the premises, to be used in determining when the reversion shall occur shall be the proceeds or market value (after making the deductions provided for in Section 12.5) of that portion of the Production obtained from the well which, had the Non-Drilling Party elected to participate in the Drilling or Completing thereof, would have been allocable, on an Acreage Basis within the Drilling Block, to the Non-Drilling Party. Upon reversion of the relinquished interest of the Non-Drilling Party in the well, the provisions of Section 12.6 shall become applicable.

C. Upon Termination of the Unit Agreement or Elimination of Any Lands from the Unit Area. Any well being operated and produced that has been excluded from the Unit Area as a result of the termination of the Unit Agreement or the elimination of lands from the Unit Area shall continue to be operated under the terms of this Agreement so far as applicable, without change in the ownership of the equipment and the production therefrom until a new operating agreement is entered into or the well is plugged and abandoned and settlement has been made for all production and equipment, the site reclaimed and all obligations among and between the parties owning interests in the well have been met or satisfied. This Subdivision C of Section 6.2 shall apply only to the pool or zone in which the well is completed and the applicable spacing unit therefor, if any.

6.3 Cost Liability of Subsequently Created Interests. Subsequently Created Interests shall be made expressly subject to the terms and provisions of this Section 6.3 and of Section 12.9. If the Party that creates a Subsequently Created Interest fails to pay, when due, its share of Costs, and the proceeds from its share of Production are insufficient to cover such Costs, then the Subsequently Created Interest shall be chargeable with a pro rata share of such Costs as if the Subsequently Created Interest were a Committed Working Interest; and Unit Operator and all other Parties hereto shall have the right to enforce against the Subsequently Created Interest the lien, security interest, and all other rights granted in Section 28.3 and Section 28.4 for the purpose of collecting Costs chargeable to the Subsequently Created Interest.

6.4 Taking in Kind. Unless the Parties agree otherwise, each Party shall take in kind or separately dispose of its proportionate share of Production. Any extra expenditure incurred in taking in kind or separate disposition by any Party of its proportionate share of the Production shall be borne by that Party. Any Party taking its share of Production in kind shall be required to pay for only its proportionate share of the part of the Unit’s surface facilities that it uses. Each Party shall execute such division orders and contracts as may be necessary for the sale of its interest in Production from the Unit Area, and, except as provided in Article 28, shall be entitled to receive payment directly from the purchaser thereof for its share of all Production.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

6.5 Failure to Take in Kind. Should any party fail to take in kind or separately dispose of its share of Production, the following provisions shall apply:

A. Disposition of Oil. If any Party fails to take in kind or separately dispose of its proportionate share of the oil produced from the Unit Area, Unit Operator shall have the right (which right is subject to revocation at will by the non-taking Party), but not the obligation, to purchase such oil or sell it to others at any time and from time to time for the account of the non-taking Party, after first giving the non-taking Party 30-days’ written notice of the intended purchase or sale and the price to be paid or the pricing basis to be used. An owner of oil production shall always have the right, exercisable at any time, to take in kind, or separately dispose of, its share of all oil not previously committed to a purchaser. Any purchase or sale by Unit Operator shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of 1 year. Any purchase or sale by Unit Operator shall be in a manner commercially reasonable under the circumstances, but Unit Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee equal to that received under any existing market or transportation arrangement. Unit Operator may discontinue the purchase or sale of oil for any non-taking Party by giving the non-taking Party 30-days’ prior written notice. The sale or delivery by Unit Operator of a non-taking Party’s share of oil Production under the terms of any contract of Unit Operator shall not give the non-taking Party any interest in or make the non-taking Party a party to the contract. Unit Operator may deduct from the revenue payable to the non-taking Party the actual costs that Unit Operator incurs for making the oil marketable and delivering the oil to market, as well as any Lease Burdens and production and severance taxes paid for the non-taking Party’s account that are attributable to the non-taking Party’s proportionate share of oil Production.

B. Disposition of Gas. If any Party fails to take in kind or separately dispose of its proportionate share of gas produced from the Unit Area, Unit Operator shall have the right (which right is subject to revocation at will by the non-taking Party) but not the obligation, to purchase such gas or sell it to others at any time and from time to time, for the account of the non-taking Party, after first giving the non-taking Party 30-days’ written notice of the intended purchase or sale and the price to be paid or the pricing basis to be used. An owner of gas Production shall always have the right, exercisable at any time, to take in kind, or separately dispose of, its share of gas not previously committed to a purchaser. Any purchase or sale by Unit Operator shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of 1 year. Any purchase or sale by Unit Operator shall be in a manner commercially reasonable under the circumstances, but Unit Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee equal to that received under any existing market or transportation arrangement. Unit Operator may discontinue the purchase or sale of gas Production for any non-taking Party by giving the non-taking Party 30-days’ prior written notice. The sale or delivery by Unit Operator of a non-taking Party’s share of gas Production under the terms of any contract of Unit Operator shall not give the non-taking Party any interest in or make the non-taking Party a party to the contract. Unit Operator may deduct from the revenue payable to the non-taking Party the actual costs that Unit Operator incurs for making the gas marketable and delivering the gas to market, as well as any Lease Burdens and production and severance taxes paid for the non-taking Party’s account that are attributable to the non-taking Party’s proportionate share of gas Production. If any of the Parties have entered into a gas balancing agreement,

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whether such an agreement is attached as Exhibit 6 or is a separate agreement, and one or more of such Parties take gas from one or more participating areas within the Unit which results in a Party taking more or less than its proportionate share of gas produced from each participating area in any given month, then, the balancing and accounting of the respective accounts of the Parties to the gas balancing agreement shall be made in accordance with the agreement.

6.6 Gas Marketing Arrangements. Each Party that is taking a share of gas Production in kind from the Unit Area shall, within 5 days before the end of each month, notify Unit Operator of its gas marketing arrangements for the following month, excluding price, and shall notify Unit Operator immediately in the event of a change in such arrangements. In addition, each Party that is taking a share of the gas Production in kind from the Unit Area shall notify Unit Operator in a timely manner of the volume of gas taken by it from each participating area in the preceding month.

6.7 Surplus Materials and Equipment. Materials and equipment owned by the Parties or by any of them pursuant to this Agreement may be classified as surplus by Unit Operator when deemed by it to be no longer needed in operations hereunder by giving to each Party owning an interest therein notice thereof. Such surplus materials and equipment shall be disposed of as follows:

A. Items Divisible In Kind. Each Party owning an interest in surplus materials and equipment (including tubular goods) shall have the right to take in kind its share of such materials and equipment which are divisible in kind, by notice given to Unit Operator within 30 days after classification thereof as surplus, except that such right shall not apply to junk or to any item (other than tubular goods) having a replacement cost of less than $7,500.00.

B. Items Not Divisible In Kind. Surplus materials and equipment not divisible in kind, other than junk and any item (other than tubular goods) having a replacement cost of less than $7,500.00, shall be sold to the highest bidder or bidders.

C. Other Items. Surplus materials and equipment not disposed of in accordance with this Section 6.7 shall be disposed of as provided in Exhibit 1.

6.8 Lease Burdens. Payment of Lease Burdens shall be made in the following manner, except as may otherwise be provided in any gas balancing agreement between the Parties, whether attached as Exhibit 6 or otherwise:

☒ Option No. 1: Each Party entitled to receive a share of Production shall be responsible for any and all payments, whether in cash or in kind, accruing to any and all Lease Burdens of record, net profits interests, carried interests and any other interests payable with respect to such share or the proceeds thereof and shall indemnify, defend and hold the other Parties free from any liability therefor. Except as otherwise expressly provided in this Agreement, if any Party has contributed hereto any Committed Working Interest which is burdened with any net profits interests, carried interests, unrecorded Lease Burdens and any other burden on Production, such Party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other Parties harmless from any and all claims attributable to such excess burden.

☐ Option No. 2: Unit Operator shall make landowner royalty payments on all Production as set forth in this Section 6.8. Any other Lease Burdens or net profits, carried or any other interest shall be paid by the Party from whom the payment is due according to the

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terms of the grantor reservation of the interest. Each Party taking in kind or separately disposing of Production shall promptly pay Unit Operator that share of the proceeds from the sale of such Production if sold, or the market value thereof if not sold but used off the premises, equal to the amount of the landowner royalty payable out of such Production. Unit Operator shall make landowner royalty payments on all Production based upon the amounts so received. Each Party shall provide to Unit Operator sufficient information to allow Unit Operator to make all required royalty payments and shall, on not less than a monthly basis, advise Unit Operator of all sales of Production made by such Party specifying purchaser, price, volume, gross proceeds, all costs deducted, and net proceeds. On a quarterly basis, Unit Operator shall forward to all Parties a statement of royalty accounting showing the amounts received by Unit Operator from each Party and the landowner royalty payments made by Unit Operator.

ARTICLE 7

PLANS OF DEVELOPMENT

7.1 Submittal of Plans. Each plan for the development and operation of the Unit Area shall be submitted by Unit Operator to the Authorized Officer in accordance with the Unit Agreement and the further provisions of this Article.

7.2 Proposed Plan. At least 30 days before filing a proposed plan, or supplement thereto, with the Authorized Officer, Unit Operator shall provide each Party with a copy thereof. If, within the 30-day period, the plan receives the Approval of the Parties or no written objections are received, then the plan shall be filed.

7.3 Objections to Plan. Within the 30-day period above provided, any Party may submit to Unit Operator written objections to the plan. If, despite the objections, the plan receives the Approval of the Parties, then the Party making the objections may renew the same before the Authorized Officer.

7.4 Revised Plan. If the plan does not receive the Approval of the Parties, and Unit Operator receives written objections thereto, then Unit Operator shall submit to the Parties a revised plan, taking into account the objections, if any, made to the first plan. If no plan receives the Approval of the Parties within 60 days from submission of the first plan, then Unit Operator shall file with the Authorized Officer a plan reflecting as nearly as practicable the views expressed by the Parties.

7.5 Rejection of Plan. If a plan filed by Unit Operator as above provided is rejected by the Authorized Officer, Unit Operator shall initiate a new plan in the same manner as provided in Section 7.2, and the procedure with respect thereto shall be the same as in the case of an initial plan.

7.6 Notice of Approval or Disapproval. If and when a plan has been approved or disapproved by the Authorized Officer, Unit Operator shall give prompt notice thereof to each Party.

7.7 Supplemental Plans. If any Party or Parties have elected to proceed with a Drilling, Deepening, Sidetracking, or Plugging Back operation in accordance with the provisions of this Agreement, and the operation is not provided for in the then current plan of development approved by the Authorized Officer, Unit Operator shall either (a) submit to the Authorized Officer for approval a supplemental plan providing for the conduct of the operation or (b) request the Authorized Officer to consent to the operation, if the consent is sufficient.

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7.8 Cessation of Operations Under the Plan. If any plan approved by the Authorized Officer provides for the cessation of any Drilling or other operation therein provided for on the happening of a contingency and the contingency occurs, Unit Operator shall promptly cease the Drilling or other operation and shall not incur any additional Costs in connection therewith unless and until the Drilling or other operation is again authorized, in accordance with this Agreement, by the Parties chargeable with such Costs and the Authorized Officer.

ARTICLE 8

DEVELOPMENT WELLS

8.1 Development Well Procedure. This Article sets forth the procedure for Drilling and Completing a Development Well.

8.2 Drilling of Development Wells. The Drilling of Development Wells shall be governed by the following provisions:

A. Approval Required. The Drilling of a Development Well shall be subject to the Approval of the Parties, unless the Drilling of the proposed well is necessary to prevent the loss of a Committed Working Interest in the tract of land on which the proposed well is to be Drilled. A vote by any Party in favor of the Drilling of any Development Well shall not, however, be deemed an election by the Party to participate in the Costs thereof but shall mean only that the Party considers the Drilling of the well to be consistent with the efficient and economic development of the participating area involved and has no objection to the Drilling thereof.

B. Notice of Proposed Drilling. Subject to the provisions of Subdivision A of this Section 8.2, any Party within a participating area may propose the Drilling of a Development Well therein by giving to each of the other Parties within the participating area (i) notice, specifying the surface and bottomhole locations, projected depth and length, objective formation, which location shall conform to any applicable spacing pattern then existing or an approved exception thereto, and (ii) a Cost Estimate of Drilling and Completing the proposed well,.

C. Response to Notice. Within 30 days after receipt of the notice and Cost Estimate, each Party within the participating area shall advise all other Parties therein whether or not it wishes to participate in Drilling the proposed well. If any Party fails to give advice within the 30-day period, it shall be deemed to have elected not to participate in Drilling the proposed well. If all Parties within the participating area advise that they wish to participate in Drilling the proposed well, then Unit Operator shall Drill the well for the account of all such Parties. All Parties that elect to participate in the proposed operation shall be committed to participate therein provided the operations are commenced within the time period hereafter set forth, and Unit Operator shall, no later than 90 days after expiration of the notice period of 30 days (or as promptly as practicable after the expiration of the 48-hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the Parties participating therein; provided, however, the commencement date may be extended upon written notice of same by Unit Operator to the other Parties, for a period of up to 30 additional days if, in the sole opinion of Unit Operator, such additional time is reasonably

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necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Section 29.10) and if any Party hereto still desires to conduct the operation, a Cost Estimate regarding, and a written notice proposing, same must be resubmitted to the other Parties in accordance herewith as if no prior proposal had been made.

D. Notice of Election to Proceed. Unless all Parties within the participating area agree to participate in Drilling the well, then, within 15 days after expiration of the 30-day period specified in Subdivision C of this Section 8.2, each Party within the participating area then desiring to have the proposed well Drilled shall give to all other Parties therein notice of its election to proceed with the Drilling of the well. Failure to give notice shall be deemed an election not to participate in Drilling the well.

E. Subsequent Election. If election to Drill the proposed well is made, any Party within the participating area that had not previously elected to participate therein may do so by giving notice to Unit Operator at any time before the well is spudded, in which event the Party shall be included as a Drilling Party. The Party however, shall be bound by any and all Directions and Approvals previously given by the Drilling Party concerning the Drilling of the well.

F. Effect of Election. If one or more, but not all, of the Parties within the participating area elect to proceed with the Drilling of the well, Unit Operator shall Drill the well for the account of such Party or Parties, who shall constitute the Drilling Party, on an Acreage Basis among themselves, or on such other basis as such Parties may agree.

G. Rights and Obligations of Drilling Party and Non-Drilling Party. Whenever a Development Well is Drilled otherwise than for the account of all Parties within the participating area involved, the provisions of Article 12 shall be applicable to the operation.

8.3 Attempted Completion. The attempted Completion of a Development Well Drilled to its objective formation or projected depth shall be governed by the following provisions:

A. Notice by Unit Operator. After a Development Well has reached its projected depth and been tested, logged, and logs furnished to each Drilling Party, but before production pipe has been set, Unit Operator shall give notice thereof to each Drilling Party.

B. Right to Attempt Completion. Each Drilling Party shall have the right to initiate a proposal to attempt the Completion of the well and also shall be entitled to participate in the Completion attempt.

C. Time and Manner of Initiating Proposal. A period of 24 hours (exclusive of Saturdays, Sundays, and legal holidays) from and after receipt of the notice given pursuant to Subdivision A of this Section 8.3 shall be allowed within which a Party entitled to do so may initiate a proposal to Complete. Any proposal shall be initiated by giving notice thereof to Unit Operator and to each Drilling Party. If no proposal is initiated within the period and no other proposal is initiated pursuant to Article 11, Unit Operator shall plug and abandon the well for the account of the Drilling Party.

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Form 2 (Divided Interest) 1994

D. Election. If a proposal to Complete is initiated, each Drilling Party shall have a period of 24 hours (exclusive of Saturdays, Sundays, and legal holidays) from and after receipt of the proposal within which to notify Unit Operator whether or not it elects to participate in the Completion attempt. The failure of a Party to signify its election within the 24-hour period shall be deemed an election not to participate in the Completion attempt.

E. Effect of Election. The Party or Parties electing to participate in an attempt to Complete a well as above provided shall constitute the Completing Party for the operation. Each Party that was entitled to make the election but failed to do so as above provided shall be a Non-Completing Party with respect to the operation. The operation shall be conducted by Unit Operator for the account of the Party or Parties constituting the Completing Party, on an Acreage Basis among themselves, or on any other basis as the Completing Party may agree. The operation, if successful, shall include Equipping the well for production.

F. Rights and Obligations of Completing Party and Non-Completing Party. Upon the commencement of a Completion operation otherwise than for the account of all Drilling Parties, the provisions of Article 12 shall be applicable to the operation.

G. Notice Prior to Plugging. Before plugging and abandoning any Development Well which was Drilled to its projected depth and not completed as a producer of unitized substances, Unit Operator shall give the notice specified in Section 11.1 A, unless every Party entitled to the notice has consented to the plugging and abandonment of the well, in which event Unit Operator shall plug and abandon the well for the account of the Completing Party. Upon the giving of the notice, the provisions of Article 11 shall apply.

H. Proposals for Dual or Commingled Completion. A Dual Completion or a Commingled Completion may be conducted only if the operation complies with the procedures set forth in Exhibit 9, if any.

ARTICLE 9

EXPLORATORY WELLS

9.1 Exploratory Well Procedure. This Article sets forth the procedure for Drilling and Completing an Exploratory Well.

9.2 Drilling of Exploratory Wells. The Drilling of Exploratory Wells shall be governed by the following provisions:

A. Notice of Proposed Drilling. Any Party desiring the Drilling of an Exploratory Well on land in which it owns a Committed Working Interest shall designate an area, herein called a Drilling Block, not to exceed 960 acres, which on the basis of available geological information will, in its judgment, be proved productive by the Drilling of the well. The Party shall notify Unit Operator and each Party owning a Committed Working Interest within the Drilling Block of the designation, which notification shall include a plat and description of the area so designated, the surface and bottomhole locations, projected depth and length, objective formation, and a Cost Estimate to Drill and Complete the proposed well. The location of the proposed well shall conform to any applicable spacing pattern then existing or an approved exception thereto. The Drilling Block shall not include any land that is included

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Form 2 (Divided Interest) 1994

in (i) an established participating area for the objective formation for the proposed well, (ii) a proposal for establishment or revision of a participating area previously filed with the Authorized Officer, or (iii) an active, previously designated Drilling Block for the formation. The Drilling Block shall be considered active for 90 days after the designation thereof unless withdrawn at the Direction of the Parties in the Drilling Block or extended pursuant to Subdivision D of this Section 9.2 and, if the actual Drilling of a well is commenced thereon within the period specified in Subdivision D of this Section 9.2, until either:

(1) The filing with the Authorized Officer of a proposal for the establishment or revision of a participating area if the Completion of the well results in the filing of the proposal; or

(2) The Completion of the well if the Completion does not result in the filing of a proposal for the establishment or revision of the participating area.

B. Basis of Participation. Each Party within the Drilling Block shall be entitled to participate in a proposed well thereon by sharing in the costs of Drilling the proposed well on an Acreage Basis in the objective formation for the Drilling Block if it notifies the other Parties within the Drilling Block of its willingness to participate as hereinafter provided in this Article 9; but a Party shall not be required to participate in the proposed well.

C. Exclusion of Land From Designated Drilling Block. Within 30 days after giving notice of a proposed well on a designated Drilling Block, any part of the land included in the designated Drilling Block may be excluded therefrom at the Direction of the Parties receiving the notice. In such event the designated Drilling Block, as reduced by the exclusion of the land, shall be established as the Drilling Block effective as of the first day following the 30-day period. In the absence of any direction given within the 30-day period, the designated Drilling Block shall be established as the Drilling Block effective as of the first day following the 30-day period. In like manner, the surface and bottomhole locations of the proposed well may be changed at the Direction of the Parties receiving the notice within the 30-day period, provided the bottomhole location remains in the designated Drilling Block and the objective formation.

D. Preliminary Notice to Join in Drilling. Within 10 days after the establishment of the Drilling Block, each Party within the Drilling Block shall advise all other Parties therein whether or not it wishes to participate in Drilling the proposed well. If any Party fails to give advice within the 10-day period, it shall be deemed to have elected not to participate in Drilling the proposed well. If all Parties within the Drilling Block advise that they wish to participate in Drilling the proposed well, then Unit Operator shall Drill the well for the account of all such Parties. All Parties that elect to participate in the proposed operation shall be committed to participate therein provided the operations are commenced within the time period hereafter set forth, and Unit Operator shall, no later than 90 days after expiration of the notice period of 30 days (or as promptly as practicable after the expiration of the 48-hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the Parties participating therein; provided, however, the commencement date may be extended upon written notice of same by Unit Operator to the other Parties, for a period of up to 30 additional days if, in the sole opinion of Unit Operator, additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment, or to complete title examination or curative

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Section 29.10) and if any Party hereto still desires to conduct the operation, written notice proposing same must be resubmitted to the other Parties in accordance herewith as if no prior proposal had been made.

E. Notice of Election to Proceed. If less than all Parties within the established Drilling Block elect to participate in the drilling of the proposed well, the Party that designated the Drilling Block shall promptly notify the Parties that elected to participate in the Drilling of the proposed well of the total Committed Working Interest of the Parties electing to so participate and shall make its recommendation as to whether the Drilling should proceed. Within 10 days after receiving the notice, each Drilling Party shall advise the Party that proposed the well, the Unit Operator, and all other Parties of its desire to (1) limit its participation to its interest in the Drilling Block, or (2) carry its proportionate share of the Non-Participating Parties’ interests. Failure to advise the Unit Operator and all other Drilling Parties shall be deemed an election by a Party to limit its participation to its interest in the Drilling Block. At any time more than 5 days after expiration of the 10-day period and prior to obtaining 100% subscription to the proposed Drilling, the Party that designated the Drilling Block may withdraw the proposal and shall promptly notify all Parties of the decision. Any interest of a Non-Participating Party that is not carried by a Participating Party shall be deemed to be carried by the Party that proposed the well if such Party does not withdraw its proposal, provided any other Participating Party may elect to take its proportionate share thereof by giving notice to the Party that proposed the well within 5 days after expiration of the 10-day period. If 100% subscription to the proposed Drilling is obtained, the Party that proposed the well shall promptly notify the Unit Operator and the Participating Parties of each Party’s interest in the Drilling Block. Unit Operator shall then commence operations for Drilling as provided in Subdivision D of this Section 9.2.

F. Subsequent Election. If election to Drill the proposed well is made by any Party or Parties, such Party or Parties shall constitute the Drilling Party and any other Party having the right to participate within the Drilling Block that had not previously elected to participate therein may do so by giving notice to the Drilling Party within the Drilling Block at any time before the well is spudded, in which event the Party shall be included in the Drilling Party, but only to the extent of the Party’s Committed Working Interest in the Drilling Block. Such Party however, shall be bound by any and all Directions and Approvals theretofore given by the Drilling Party concerning the Drilling of the well.

G. Effect of Election. If one or more, but not all, of the Parties within the Drilling Block elect to proceed with the Drilling of the well, Unit Operator shall Drill the well for the account of the Drilling Party on an Acreage Basis among those constituting the Drilling Party or on any other basis as such Parties may agree.

H. Rights and Obligations of Drilling Party and Non-Drilling Party. Whenever an Exploratory Well is Drilled otherwise than for the account of all Parties within the Drilling Block for the well, the provisions of Article 12 shall be applicable to the operation.

9.3 Attempted Completion. The attempted Completion of an Exploratory Well Drilled to its objective formation or projected depth shall be governed by the following provisions:

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Form 2 (Divided Interest) 1994

A. Notice by Unit Operator. After an Exploratory Well has reached its objective formation or projected depth and has been tested, logged, and logs furnished to each Drilling Party, but before production pipe has been set, Unit Operator shall give notice thereof to each Drilling Party.

B. Right to Initiate Proposal. Each Drilling Party shall have the right to initiate a proposal for the Completion of the well in the objective formation and also shall be entitled to participate in the Completion attempt.

C. Time and Manner of Initiating Proposal. A period of 24 hours (exclusive of Saturdays, Sundays, and legal holidays) from and after receipt of the notice given pursuant to Subdivision A of this Section 9.3 shall be allowed within which a Party entitled to do so may initiate a proposal to Complete. Any such proposal shall be initiated by giving notice thereof to Unit Operator and to each Drilling Party, which notice shall include a Cost Estimate of Completion Costs. If no proposal is initiated within the period and no other proposal is initiated pursuant to Article 11, Unit Operator shall plug and abandon the well for the account of the Drilling Party.

D. Election. If a proposal to Complete is initiated, each Party entitled to participate in the Completion attempt shall have a period of 24 hours (exclusive of Saturdays, Sundays, and legal holidays) from and after receipt of the proposal within which to notify Unit Operator whether or not it elects to participate in the Completion attempt. The failure of a Party to signify its election within the 24-hour period shall be deemed an election not to participate in the Completion attempt.

E. Effect of Election. The Party or Parties electing to participate in an attempt to Complete a well as above provided shall constitute the Completing Party for the operation. Each Party that was entitled to make the election but failed to do so as above provided shall be a Non-Completing Party with respect to the operation. The operation shall be conducted by Unit Operator for the account of the Completing Party on an Acreage Basis among the Parties constituting the Completing Party or on any other basis as the Completing Party may agree. The operation, if successful, shall include Equipping the well for production.

F. Rights and Obligations of Completing Party and Non-Completing Party. Upon the commencement of a Completion operation otherwise than for the account of all Drilling Parties, the provisions of Article 12 shall be applicable to the operation.

G. Notice Prior to Plugging. Before plugging and abandoning any Exploratory Well in which a Completion attempt was made and which was not completed as a producer of unitized substances, Unit Operator shall give the notice specified in Section 11.1 A, unless every Party entitled to the notice has consented to the plugging and abandonment of the well, in which event Unit Operator shall plug and abandon the well for the account of the Completing Party. Upon the giving of the notice, the provisions of Article 11 shall apply.

H. Proposals for Dual or Commingled Completions. A Dual Completion or a Commingled Completion may be proposed only if the proposed Drilling, Deepening, Sidetracking or Plugging Back operation complies with the procedures set forth in Exhibit 9, if any.

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ARTICLE 10

REQUIRED WELLS

10.1 Definition. For the purpose of this Article, a well shall be deemed a Required Well if the Drilling thereof is required by a final order of the Authorized Officer. The order shall be deemed final upon expiration of the time allowed for appeal therefrom without the commencement of appropriate appeal proceedings or, if the proceedings are commenced within the time, upon the final disposition of the appeal. Whenever Unit Operator receives any such order, it shall promptly mail a copy thereof to each Party. If any order is appealed, the Party appealing shall give prompt notice thereof to Unit Operator and to each of the other Parties, and, upon final disposition of the appeal, Unit Operator shall give each Party prompt notice of the result thereof.

10.2 Election to Drill. Any Party desiring to Drill, or to participate in the Drilling of, a Required Well shall give to Unit Operator notice thereof within 30 days after the order requiring the well becomes final or within such lesser time as may be required to insure compliance with the order. If the notice is given within the period, Unit Operator shall Drill the Required Well for the account of the Party or Parties giving the notice; provided, however, if the Required Well is a Development Well, it shall not be Drilled unless it receives the Approval of the Parties within the participating area involved. All rights and obligations with respect to the ownership of the well, the operating rights therein, the Production therefrom, and the bearing of Costs incurred therein shall be the same as if the well had been Drilled under Article 8, if the same is a Development Well, or under Article 9, if the same is an Exploratory Well or a Subsequent Test Well.

10.3 Alternatives to Drilling. If no Party elects to Drill a Required Well within the period allowed for the election, and if any of the following alternatives is available, the first alternative that is available shall be followed:

A. Compensatory Royalties. If compensatory royalties may be paid in lieu of Drilling the well and if payment thereof receives, within the period, the Approval of the Parties that would be chargeable with the Costs incurred in Drilling the well if the well were Drilled as provided in Section 10.4, Unit Operator shall pay the compensatory royalties for the account of said Parties; or

B. Contraction. If the Drilling of the well may be avoided, without other penalty, by contraction of the Unit Area, Unit Operator shall make a reasonable effort to effect the contraction; or

C. Termination. If the Required Well is a Subsequent Test Well, the Parties shall join in termination of the Unit Agreement in accordance with its provisions.

10.4 Required Drilling. If none of the foregoing alternatives is available, Unit Operator shall Drill the Required Well under whichever of the following provisions is applicable:

A. Development Well. If the Required Well is a Development Well, it shall be Drilled by Unit Operator for the account of all Parties within the participating area in which the well is Drilled; or

B. Exploratory Well. If the Required Well is an Exploratory Well, the Drilling Block for the well shall consist of all 40 acre subdivisions and lots of the Public Land Survey of which more than one-half of the surface area is within a distance of 2,640 feet from the

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proposed bottom hole location of the well, but excluding therefrom all lands within any participating area previously established for the pool or zone to which the well is to be Drilled. Unit Operator shall Drill the well for the account of all the Parties owning Committed Working Interests within the Drilling Block, on an Acreage Basis among themselves; and no such Party shall have the right to elect not to participate in the Drilling of the well.

ARTICLE 11

DEEPENING, SIDETRACKING, PLUGGING BACK, AND ABANDONMENT

11.1 Attempted Deepening, Sidetracking, or Plugging Back of a Well not Completed as a Producer in its Objective Formation. The attempted Deepening, Sidetracking, or Plugging Back of a well drilled to its objective formation or projected depth and not Completed as a producer of unitized substances (or as a well capable of producing unitized substances) in its objective formation shall be governed by the provisions of this Section 11.1 and Section 11.2, unless every Party entitled to the notice provided for in Subdivision A of this Section 11.1 has consented to the plugging and abandonment of the well:

A. Notice by Unit Operator. Before abandoning any well that has been Drilled to its objective formation or projected depth but not completed as a producer of unitized substances (or as a well capable of producing unitized substances), Unit Operator shall give notice of its intention to plug and abandon the well to each Drilling Party, Non-Drilling Party, and any other Party owning a Committed Working Interest in the tract of land on which the well is located.

B. Right to Initiate Proposal. Each Drilling Party that received notice given in accordance with Subdivision A of this Section 11.1 and any other Party owning a Committed Working Interest in the tract of land on which the well is located may initiate a proposal to attempt to Deepen, Sidetrack, or Plug Back the well; provided, however, if the well was Drilled as a Development Well, a proposal to Deepen, Sidetrack, or Plug Back may be initiated only by a Party owning a Committed Working Interest in the tract of land on which the well is located.

C. Right to Participate. To be entitled to participate in a Deepening, Sidetracking, or Plugging Back operation, a Party must have the right to initiate the same or must own a Committed Working Interest in (i) the Drilling Block previously established for Drilling the well, or (ii) if no Drilling Block was previously established for Drilling the well or if a Sidetracking operation is proposed, the Drilling Block that shall be established automatically in accordance with the provisions of Subdivision B of Section 10.4 for the proposed operation in the well.

D. Time and Manner of Initiating Proposal. A Party entitled to initiate a proposal to Deepen, Sidetrack, or Plug Back may do so within a period of 24 hours (exclusive of Saturdays, Sundays, and legal holidays) after receipt of the notice given pursuant to Subdivision A of this Section 11.1. The proposal shall be initiated by giving notice thereof to Unit Operator and to each Party entitled to participate in the proposed operation. If no proposal is initiated within the period, Unit Operator shall plug and abandon the well for the account of the Drilling Party or for the account of the Completing Party if a Completion attempt was made.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

E. Election. If a proposal to Deepen, Sidetrack, or Plug Back a well is initiated, each Party entitled to participate in the operation proposed shall have a period of 48 hours (inclusive of Saturdays, Sundays, and legal holidays) after receipt of the proposal within which to notify Unit Operator whether or not it elects to participate in the proposed operation. The failure of a Party to signify its election within the 48-hour period shall be deemed an election not to participate in the proposed operation.

F. Effect of Election. The Party or Parties electing to participate in an operation to Deepen, Sidetrack, or Plug Back a well as above provided shall constitute the Participating Party for the operation. Each Party that was entitled to make the election but failed to do so as above provided shall be a Non-Participating Party with respect to the operation. The operation shall be conducted by Unit Operator for the account of the Participating Party on an Acreage Basis among the Parties constituting the Participating Party, subject, however, to the provisions of Section 11.2 and Section 11.3. If the Participating Party does not proceed with the operation, Unit Operator shall plug and abandon the well for the account of the Completing Party if a Completion attempt was made or, if not, then for the account of the Drilling Party. Participating Parties hereunder that proceed with the operation shall assume all responsibility for the costs of plugging and abandoning (including reclamation of the surface) the well and shall pay Salvage Value of the well to any Non-Participating Party entitled thereto. Each Non-Drilling Party electing to participate in the Deepening, Sidetracking, or Plugging Back shall, in addition to those obligations set forth in this Subdivision F of Section 11.1, be assessed its share of the Costs of Drilling the proposed well on an Acreage Basis to the depth at which the Deepening, Sidetracking, or Plugging Back operation proposed under this Section 11.1 begins. For the purposes of this Section 11.1, the depth at which Plugging Back or Sidetracking begins shall be the depth at which the Plug Back Completion attempt or Sidetracking deviation occurs. The payment shall be made to the Unit Operator that shall promptly distribute the monies received to the original Drilling Parties proportionately on the Acreage Basis under which the well was drilled.

G. Rights and Obligations of Participating Party and Non-Participating Party. Upon the commencement of a Deepening, Sidetracking or Plugging Back operation otherwise than for the account of all Parties entitled to participate therein, the provisions of Article 12 shall be applicable to the operation.

11.2 Deepening, Sidetracking, or Plugging Back to Participating Area. If a well is to be Deepened, Sidetracked, or Plugged Back to the pool or zone for which a participating area was established, the operation, including the Completion of the well, may be conducted only if it receives the Approval of the Parties within the participating area, and only upon the terms and conditions as may be specified in the Approval of the Parties, and upon such further terms and conditions as may be agreed to by the Parties owning interests in the well immediately prior to the commencement of the operation.

11.3 Conflicts. If conflicting elections to attempt to Deepen, Sidetrack, or Plug Back are made in accordance with the provisions of this Article 11, preference shall be given first to Deepening, then to the Sidetracking or Plugging Back operation that would be conducted at the deepest depth. Should the preferred operation not result in completion of the well as a producer of unitized substances, Unit Operator shall again give notice in accordance with Subdivision A of Section 11.1 before plugging and abandoning the well.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

11.4 Attempted Completion. Except as otherwise provided in Section 11.2, the attempted Completion of a well Deepened, Sidetracked, or Plugged Back to the depth projected for the Deepening, Sidetracking, or Plugging Back operation shall be governed by the provisions of Section 9.3.

11.5 Abandonment of a Producing Well Completed in a Participating Area. A well completed as a producer of unitized substances within a participating area shall be plugged and abandoned when the operation receives the Approval of the Parties within the participating area in accordance with Section 14.2, subject, however, to the provisions of Section 11.7.

11.6 Abandonment of a Producing Well Not Completed in a Participating Area. The abandonment of a well completed as a producer of unitized substances not within a participating area shall be governed by the following provisions:

A. Consent Required. The well shall not be plugged and abandoned without the consent of all Parties then owning interests in the well.

B. Abandonment Procedure. If the abandonment of the well is not consented to by all Parties then owning interests in the well, Unit Operator shall give notice thereof to each Party that did not consent thereto. Any non-consenting Party may elect to take over and continue operations on the well by giving notice thereof to Unit Operator and all other Parties then having interests in the well, provided the notice is given within 30 days after receipt of the notice given by Unit Operator. Each Party electing to take over and continue operations on the well shall be referred to as a “Non-Abandoning Party” and the other Parties owning interest in the well shall be referred to as the “Abandoning Parties.” If an election to take over and continue operations on the well is so made, the Non-Abandoning Party shall forthwith pay to the Abandoning Parties their respective shares of the Salvage Value of the well. Upon making the payment, the Abandoning Parties shall be deemed to have relinquished to the Non-Abandoning Party all their operating rights and working interest in the well, but only with respect to the pool or zone in which it is then Completed, and all their interest in the materials and equipment in or pertaining to the well. If there is more than one Non-Abandoning Party, the interests so relinquished shall be owned by each Non-Abandoning Party in the proportion that its respective interest in the well bears to the total of the interests of each Non-Abandoning Party therein immediately prior to relinquishment.

C. Rights and Obligations of Non-Abandoning Party. After the relinquishment as above provided, the well shall be operated by Unit Operator for the account of the Non-Abandoning Party, that shall own all Production from the pool or zone in which the well is then completed and shall bear all Lease Burdens and other burdens thereafter incurred and Costs in operating the well and plugging it when abandoned (unless the well is taken over for Deepening, Sidetracking, or Plugging Back) and also the Costs of any additional tankage, flow lines, or other facilities needed to measure separately the unitized substances produced from the well. Costs shall include an overhead charge computed at the highest per well rate applicable to the operation of a single producing well in accordance with Exhibit 1, if the rate is provided.

D. Option to Repurchase Materials. If a well taken over by the Non-Abandoning Party is plugged and abandoned within 6 months after relinquishment by the Abandoning Parties of their interests therein, each Abandoning Party shall have the right at its option to repurchase that portion of the materials and equipment salvaged from the well that is equal to the interest relinquished by it to the Non-Abandoning Party, at the value previously fixed therefor. The option may be exercised only by notice given to Unit Operator and to the Non-Abandoning Party within 15 days after receipt of the notice given by Unit Operator pursuant to Section 11.7.

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Form 2 (Divided Interest) 1994

11.7 Deepening, Sidetracking, or Plugging Back Abandoned Producing Wells. Before plugging any well authorized to be plugged and abandoned pursuant to Section 11.5 and Section 11.6, Unit Operator shall give notice to each Party owning a Committed Working Interest in the tract of land upon which the well is located, which Parties, for the further purposes of this Section 11.7, shall constitute the Parties entitled to initiate and participate in a proposed Deepening, Sidetracking, or Plugging Back operation. Within 10 days after receipt of the notice, any such Party desiring to Deepen, Sidetrack, or Plug Back the well shall give notice thereof to Unit Operator and to each Party entitled to participate in the proposed operation; and all the provisions of Subdivisions E, F, and G of Section 11.1 shall apply in the same manner as if the proposed Deepening, Sidetracking, or Plugging Back were a proposal for the Drilling of an Exploratory Well, subject, however, to the provisions of Section 11.2 and Section 11.3. If no such Party gives notice of its desire to Deepen, Sidetrack, or Plug Back the well within the 10-day period, or if the notice is given but no Party elects to proceed with the operation within the time specified therefor, Unit Operator shall plug and abandon the well for the account of the Party or Parties owning the well.

ARTICLE 12

RIGHTS AND OBLIGATIONS OF DRILLING PARTY

AND NON-DRILLING PARTY

12.1 Use of Terms. As used in this Article, the terms “Drilling Party” and “Non-Drilling Party” shall include “Completing Party” and “Non-Completing Party” and “Participating Party” and “Non-Participating Party,” respectively, as such terms are used in Articles 8, 9, and 11.

12.2 Scope of Article. The rights and obligations of the Drilling Party and Non-Drilling Party with respect to any Drilling, Deepening, Sidetracking, Plugging Back, or Completion operation conducted otherwise than for the account of all Parties entitled to participate therein shall be governed by this Article 12.

12.3 Relinquishment of Interest by Non-Drilling Party. When any Drilling, Deepening, Sidetracking, Plugging Back, or Completion operation is conducted otherwise than for the account of all Parties entitled to participate therein, each Non-Drilling Party, upon the commencement of the operation, shall be deemed to have relinquished to the Drilling Party, and the Drilling Party shall own, all of the Non-Drilling Party’s operating rights and working interest in and to the well in which such operation is being conducted. Upon the commencement of such operation each Non-Drilling Party shall also be deemed to have relinquished to the Drilling Party, and the Drilling Party shall own, all of such Non-Drilling Party’s share of production obtained from the operation being conducted. In the case of a Deepening, Sidetracking, or Plugging Back operation, if a Non-Drilling Party in the operation owned an interest in the well immediately prior to the Deepening, Sidetracking, or Plugging Back, then the Drilling Party for the operation shall pay to such Non-Drilling Party its share of the Salvage Value of the well, the payment to be made at the time the well is taken over by the Drilling Party for Deepening, Sidetracking, or Plugging Back. Relinquishment by a Non-Drilling Party hereunder relinquishes such Non-Drilling Party’s operating rights and working interest only as to the well in which the operation is being conducted and is not, and shall not be deemed to be, a relinquishment of acreage or an assignment of title to any acreage or leasehold estate.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.4 Rights and Obligations of Drilling Party. The Drilling Party for whom a well is Drilled, Deepened, Sidetracked, Plugged Back, or Completed shall pay and bear all Costs incurred therein and shall own the well and the materials and equipment in the well or pertaining thereto, subject to the reversion to each Non-Drilling Party of its relinquished interest in the well. If the well is a Development Well or results in the establishment or enlargement of a participating area to include the well, then, until reversion to a Non-Drilling Party of its relinquished interest, the Drilling Party shall own that portion of the Production obtained from the well after the relinquishment that is allocated, from time to time, to all the acreage of such Non-Drilling Party in the participating area involved and shall be charged with and pay (a) that portion of the Costs incurred in operating the well that otherwise would be chargeable to such Non-Drilling Party, (b) all Lease Burdens that are payable with respect to that portion of the Production from the well that is allocated from time to time to all the acreage of such Non-Drilling Party in the participating area involved, and (c) that portion of the Value of the well under Article 13 that would otherwise be allocated and charged to such Non-Drilling Party on an Acreage Basis based on all the acreage of such Non-Drilling Party in the affected Resulting Area (as defined in Subdivision B of Section 13.1). If the Drilling Party includes two or more Parties, the burdens imposed upon and the benefits accruing to the Drilling Party shall be shared by such Parties on an Acreage Basis among themselves.

12.5 Reversion of Relinquished Interest. If, as a result of any Drilling, Deepening, Sidetracking, Plugging Back, or Completion operation conducted otherwise than for the account of all Parties entitled to participate therein, a well (i) is completed as a producer of unitized substances; (ii) is a Development Well or results in the establishment or enlargement of a participating area to include the well; and (iii) there is included in the participating area any land within the Drilling Block for the well in which a Non-Drilling Party owns a Committed Working Interest, then the operating rights and working interest relinquished by such Non-Drilling Party shall revert to it at such time as the proceeds if sold, or the market value if not sold but used off the premises, of that portion of the Production obtained from the well after the relinquishment which is allocated to all the acreage of such Non-Drilling Party in the participating area in which the well is completed (after deducting from the proceeds or market value all Lease Burdens and all taxes upon or measured by Production) shall equal the total of the following:

A. [***]% of that portion of the Costs incurred in Equipping the well and in operating the well during the period of time that would have been charged to such Non-Drilling Party had the well been Drilled, Deepened, Sidetracked, Plugged Back, or Completed and Equipped for the account of all Parties entitled to participate therein.

B. [***]% of that portion of the Costs incurred in Drilling, Deepening, Sidetracking, Plugging Back, or Completing the well that would have been charged to such Non-Drilling Party had the well been Drilled, Deepened, Sidetracked, Plugged Back, or Completed and Equipped for the account of all Parties entitled to participate therein.

The Drilling Party shall be deemed to have recouped the Costs out of the proceeds or market value of that portion of Production in the following order: first, the Costs allocated under Subdivision A of this Section 12.5; second, the percentage of Costs in excess of [***]% of the Costs allocated under Subdivision B of this Section 12.5; and third, the first [***]% of the Costs allocated under Subdivision B of this Section 12.5. If, however, the operation conducted is a Deepening, Sidetracking, or Plugging Back operation, then (1) any payment made to such Non-Drilling Party as its share of the Salvage Value of the well in accordance with Section 12.3 shall be added to and deemed part of the Costs incurred under Subdivision A of this Section 12.5, and (2) if such Non-Drilling Party did not participate in the initial Drilling of the well, but the Drilling Party did participate therein, and if the interest relinquished by such Non-Drilling Party upon the initial Drilling of the well has not reverted to it before the Deepening, Sidetracking, or Plugging Back is commenced, then as to Costs under Subdivision B of this Section 12.5,

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

(i) where a Plugging Back is conducted, there shall be added to and deemed part of the Costs incurred in the Plugging Back the then unrecovered portion of the Costs incurred in the initial Drilling of the well down to the pool or zone in which the well is completed as a producer of unitized substances as a result of the Plugging Back; (ii) where Sidetracking is conducted, there shall be added to and deemed part of the Costs incurred in the Sidetracking the then unrecovered portion of the Costs incurred in the initial Drilling of the well down to the point of intentional deviation from vertical; and (iii) where Deepening is conducted, there shall be added to and deemed part of the Costs incurred in the Deepening the then unrecovered portion of the Costs incurred in Drilling the well prior to commencement of the Deepening.

12.6 Effect of Reversion. Notwithstanding anything contained in Section 12.5 to the contrary, if and when the Drilling Party recovers from a Non-Drilling Party’s relinquished interest the amounts provided for above, the relinquished interests of such Non-Drilling Party shall automatically revert to it the month following the day on which such recoupment occurs, and from and after such reversion to a Non-Drilling Party of its relinquished interest in a well, such Non-Drilling Party shall share, on an Acreage Basis, in the ownership of the well, the operating rights and working interests therein, the materials and equipment in or pertaining to the well, the Production therefrom, and the Costs of operating the well.

12.7 Accounting Due Non-Drilling Party. Upon relinquishment of the interest of a Non-Drilling Party in a well and Production therefrom, Unit Operator shall furnish each Non-Drilling Party, upon its request, all information referred to in Subdivision G of Section 16.1 and, in addition, the following:

A. An itemized statement of the Costs of the operation in which the Non-Drilling Party did not participate; and

B. Until reversion occurs, a quarterly itemized statement of the Costs incurred in operating the well, the quantity of Production obtained therefrom, the proceeds received from the sale of such Production, or the market value thereof if not sold but used off the premises, and any Lease Burdens and all ad valorem and severance taxes paid with respect thereto.

12.8 Stand-By Rig Time. Stand-by time for the rig on a well for the period of time allowed for the initiation of a proposal for conducting further operations therein and for the response thereto shall be charged and borne as part of the Costs incurred in the operation just completed. Stand-by time subsequent to the period of time shall be charged to and borne as Costs incurred in the proposed operation if any Party elects to participate therein; otherwise as a Cost incurred in the just completed operation.

12.9 Subsequently Created Interests. If a Party that creates a Subsequently Created Interest becomes a Non-Drilling Party with respect to any operation conducted under this Agreement, then the Drilling Party entitled to receive the share of Production to which the Non-Drilling Party would otherwise be entitled shall receive the same free and clear of any such Subsequently Created Interest. Such Non-Drilling Party shall be solely responsible for any obligations due under the Subsequently Created Interest and shall hold the Drilling Party harmless with respect thereto.

ARTICLE 13

ADJUSTMENT ON ESTABLISHMENT OR

CHANGE OF PARTICIPATING AREA

13.1 Definitions. As used in this Article 13 the following terms shall have the following meanings:

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

A. “Drilling Party” and “Non-Drilling Party” shall include “Completing Party” and “Non-Completing Party” and “Participating Party” and “Non-Participating Party,” respectively.

B. “Resulting Area” means the area resulting from the establishment of a participating area, any revision by contraction or enlargement of the participating area, or the combination of two or more participating areas.

C. “Usable Well” means a well within a Resulting Area that is either (1) completed in and capable of producing unitized substances from a pool or zone for which the Resulting Area was created or (2) used as a disposal well, injection well, or otherwise in connection with the production of unitized substances from such Resulting Area. For the purposes of this Article 13, all Costs of a Usable Well shall be deemed to have been incurred on the date the well was Completed.

D. “Intangible Value” of a Usable Well within a Resulting Area means all Costs that contribute to the production of unitized substances from the Resulting Area, that were incurred in Drilling, Completing, and Equipping the well, down to the pool or zone for which such Resulting Area was created, and that are properly classified as intangible costs in conformity with accounting practices generally accepted in the industry. Such Costs shall be reduced at the following rates for each month during any part of which the well was operated prior to the Effective Date of such Resulting Area:

(1) .5% per month for a cumulative total of 60 months, and

(2) 0% per month for each month in excess of the cumulative total.

E. “Tangible Property” means any kind of tangible personal property (whether or not in or pertaining to a well) serving a Resulting Area that has been acquired for use in connection with the production of unitized substances from such Resulting Area or any portion thereof when the cost of the property has been charged as Costs pursuant to this Agreement.

F. “Tangible Value” means the Costs incurred in the construction or installation of Tangible Property (except installation costs properly classified as intangible costs incurred in connection with a well), reduced, in the case of depreciable Tangible Property (as determined by generally accepted accounting practices), at the rate of .5% per month for each month during any part of which the well has been operated prior to the Effective Date of such Resulting Area.

G. “Effective Date” of a Resulting Area is the date the establishment, revision, or combination of a participating area creating such Resulting Area becomes effective under the Unit Agreement.

H. “Excluded Interest” means a Committed Working Interest in land excluded from a participating area by contraction of the participating area.

I. “Value” of a Usable Well is the sum of the Intangible Value of the well and the Tangible Value of the Tangible Property in or pertaining thereto.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

13.2 When Adjustment Made. Whenever a Resulting Area occurs under the Unit Agreement, an adjustment shall be made in accordance with the provisions of this Article 13, as of the Effective Date of such Resulting Area.

13.3 Method of Adjustment on Establishment or Enlargement of a Participating Area. As promptly as reasonably practicable after the Effective Date of a Resulting Area created by the establishment or enlargement of a participating area or the combination of two or more participating areas, and effective as of the Effective Date, an adjustment shall be made as follows:

A. The Intangible Value of each Usable Well within such Resulting Area on the Effective Date thereof shall be credited proportionately to each Party owning an interest in the well immediately prior to the Effective Date. Except as provided in Section 13.6, the Intangible Value of each Usable Well shall be charged to all Parties within the Resulting Area on an Acreage Basis.

B. The Tangible Value of each item of Tangible Property serving the Resulting Area on the Effective Date thereof shall be credited proportionately to the Parties owning the item immediately prior to the Effective Date. Except as provided in Section 13.6, the Tangible Value of the Tangible Property serving the Resulting Area shall be charged to all Parties within the Resulting Area on an Acreage Basis.

C. If a Resulting Area, on the Effective Date thereof, is served by any Tangible Property or Usable Well that also serves a participating area not included in the Resulting Area, the Tangible Value of such Tangible Property and the Intangible Value of such Usable Well shall be apportioned between such Resulting Area and the participating area; provided the apportionment receives the Approval of the Parties in the Resulting Area and the participating area. That portion of the Tangible Value of such Tangible Property and the Intangible Value of such Usable Well that is apportioned to the Resulting Area shall be included in the adjustment made as of the Effective Date of such Resulting Area in the same manner as is the Tangible Value of Tangible Property serving only the Resulting Area.

D. Separate adjustments shall be made by Unit Operator in the above credits and charges for (i) the Intangible Value of each Usable Well and (ii) the Tangible Value of Tangible Property. Except as provided in Section 13.7, on each adjustment, each Party that is charged an amount in excess of the amount credited to it shall pay to Unit Operator the amount of the excess, which shall be considered as Costs chargeable to such Party for purposes of this Agreement. Each such amount received by Unit Operator shall be distributed or credited to the Parties entitled to credits in excess of charges.

13.4 Method of Adjustment on Contraction of a Participating Area. As promptly as reasonably practicable after the Effective Date of a Resulting Area created by contraction of a participating area, an adjustment shall be made for each Party that owns an Excluded Interest as follows:

A. Separate adjustments for Intangible Value and Tangible Value shall be made in accordance with Section 13.4.B and Section 13.4.C.

B. Credits and charges with respect to Intangible Value shall be as follows: (1) Each Party that owns an Excluded Interest shall be credited with the sum of (a) the total charges against such Party with respect to such Excluded Interest, pursuant to the provisions of Exhibit 1, as intangible Costs incurred in the development and operation of the participating

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

area prior to the Effective Date of such Resulting Area, and (b) the total charges against such Party with respect to such Excluded Interest as Intangible Value of each Usable Well in the Resulting Area in any previous adjustment or adjustments made upon the establishment or revision of the participating area. (2) Each Party that owns an Excluded Interest shall be charged with the sum of (a) the proceeds received from the sale of, or market value of, that portion of the Production from the participating area which, prior to the Effective Date of the contraction, was delivered to such Party with respect to such Excluded Interest, less the amount of Lease Burdens and taxes paid or payable on said portion of Production, and (b) the total amount credited to such Party with respect to such Excluded Interest as Intangible Value of each Usable Well in any previous adjustment. Any difference between the amount of the charge and the amount of the credit shall be adjusted as hereinafter provided.

C. Credits and charges with respect to Tangible Value shall be as follows: (1) Each Party that owns an Excluded Interest shall be credited with the sum of (a) the total amount theretofore charged against such Party with respect to such Excluded Interest, pursuant to the provisions of Exhibit 1, as Costs other than intangible Costs incurred in the development and operation of the participating area prior to the effective date of the contraction, (b) the total amount charged against such Party with respect to its Excluded Interest as Tangible Value of Tangible Property in any previous adjustment or adjustments made upon the establishment or revision of the participating area, and (c) the excess, if any, of the credit provided for in Subdivision B of this Section 13.4 over the charge provided for therein. (2) Each Party that owns an Excluded Interest shall be charged with the sum of (a) the excess, if any, of the charge provided for in Subdivision B of this Section 13.4 over the credit provided for therein, and (b) the total amount credited to such Party with respect to its Excluded Interest as Tangible Value of Tangible Property in any previous adjustment or adjustments made upon the establishment or revision of the participating area.

D. If the charge provided for in Subdivision C of this Section 13.4 is equal to or greater than the credit provided for therein, no adjustment shall be made with respect to such Party. If, however, the credit provided for in Subdivision C of Section 13.4 is in excess of the charge provided for therein, the excess shall be charged on an Acreage Basis against the Committed Working Interests of the Parties that remain in the participating area after the contraction and, except as provided in Section 13.7, shall be paid by the owners of such Committed Working Interests to Unit Operator upon receipt of invoices therefor. The payments received by Unit Operator shall be paid or credited to the owner of such Excluded Interest.

13.5 Ownership of Wells and Tangible Property. From and after the Effective Date of a Resulting Area, all Usable Wells within the Resulting Area and all Tangible Property serving the Resulting Area shall be owned by the Parties owning Committed Working Interests in the Resulting Area on an Acreage Basis, except that (a) in the case of Tangible Property serving a participating area in addition to the participating area constituting the Resulting Area, only that undivided interest in such Tangible Property which is proportionate to that portion of the Tangible Value thereof included in the adjustment made when the Resulting Area occurred shall be owned by the Parties owning Committed Working Interests in the Resulting Area on an Acreage Basis, and (b) if a Party owning a Committed Working Interest in the Resulting Area was a Non-Drilling Party in a Usable Well within the Resulting Area on the Effective Date thereof, and the relinquished interest of such Non-Drilling Party in the well that was relinquished by it pursuant to Section 12.3 is owned by the Drilling Party pursuant to Section 12.4 and has not reverted to the Non-Drilling Party prior to the Effective Date, the Drilling Party for the well shall own the interest therein until reversion of the relinquished interest to such Non-Drilling Party.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

13.6 Relinquished Interest of Non-Drilling Parties. If an interest was relinquished by a Non-Drilling Party in a well pursuant to Section 12.3 that has not reverted to it and is owned by a Drilling Party pursuant to Section 12.4 and the well is a Usable Well within a Resulting Area on the Effective Date thereof, the adjustments provided for in Section 13.3 insofar, but only insofar, as they relate to the well shall be subject to the following provisions:

A. The Drilling Party for the well shall be charged with that portion of the Value of the well that would otherwise be chargeable to such Non-Drilling Party’s Committed Working Interest in the Resulting Area.

B. The Drilling Party for the well shall be credited with that portion of the Value of the well that would otherwise be credited to such Non-Drilling Party’s Committed Working Interest in the Resulting Area if it had participated in the drilling of the well.

C. If the portion of the Value of the well charged to the Drilling Party for the interest relinquished by the Non-Drilling Party exceeds the portion of the Value of the well credited to the Drilling Party for the interest relinquished by the Non-Drilling Party, the excess shall be considered to be an operating Cost and shall increase the reimbursement to which the Drilling Party is entitled out of Production that would otherwise accrue to such Non-Drilling Party. If the portion of the Value of the well credited to the Drilling Party for the Non-Drilling Party’s relinquished interest exceeds the portion of the Value of the well charged to the Drilling Party for the Non-Drilling Party’s relinquished interest, the excess shall decrease the reimbursement to which the Drilling Party is entitled out of Production that would otherwise accrue to such Non-Drilling Party. If less than all of the excess of Value credited to the Drilling Party results in full reimbursement, the balance of the excess shall be paid or credited to such Non-Drilling Party by Unit Operator.

13.7 Election to be Carried on an Adjustment Charge. In the event a Party is required to make payment to the Unit Operator under Subdivision D of Section 13.3 or Subdivision D of Section 13.4, such Party may elect to be a non-paying Party in lieu of making the payment and shall thereby be deemed to have relinquished all its operating rights and working interests in the Resulting Area and the Production allocated to all the acreage of the non-paying Party in the Resulting Area to the Party or Parties to whom the payment should be made. The relinquishment shall include all of non-paying Party’s Voting Rights on any matter concerning the Resulting Area. The election must be made in writing within 30 days after the Unit Operator furnishes the Party having the election a written summary of the charges and credits attributable to its interest pursuant to this Article 13. The relinquished interest shall revert to the non-paying Party at such time as the proceeds of the Production, if sold, or the market value if not sold but used off the premises, attributable thereto (after deducting therefrom all Lease Burdens and all taxes upon or measured by such Production, all operating costs incurred in operating the wells in the Resulting Area existing at the time of relinquishment and all costs of transporting such Production) equals 500% of the otherwise required payment.

ARTICLE 14

SUPERVISION OF OPERATIONS BY PARTIES

14.1 Right of Supervision. Each operation conducted by Unit Operator under this Agreement or the Unit Agreement shall be subject to supervision and control by the Parties that are chargeable with the Costs thereof in accordance with the succeeding provisions of this Article 14.

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Form 2 (Divided Interest) 1994

14.2 Voting Control. In the supervision of an operation conducted by Unit Operator, the Parties chargeable with the Costs of the operation shall have the right to vote in proportion to their respective obligations for such Costs. The Parties having the right to vote on any other matter shall vote thereon on an Acreage Basis. Except as provided for in the Unit Agreement and except as otherwise specified in this Agreement the affirmative vote of Parties having 51% or more of the voting power on any matter that is proper for action by them shall be binding upon all Parties entitled to vote thereon. If only one Party is entitled to vote, such Party’s vote shall control. A Party failing to vote shall not be deemed to have voted either in the affirmative or in the negative. Any Approval or Direction provided for in this Agreement which receives the affirmative vote above specified shall be deemed given by and shall be binding upon all Parties entitled to vote thereon, except where the vote of a larger percentage is specifically required.

14.3 Meetings. Any matter that is proper for consideration by the Parties, or any of them, may be considered at a meeting held for that purpose. A meeting may be called by Unit Operator at any time, and a meeting shall be called by Unit Operator upon written request of any Party having voting power on any matter to be considered at the meeting. At least 10 days in advance of each meeting, Unit Operator shall give each Party entitled to vote at such meeting notice of the time, place, and purpose of the meeting. Unit Operator’s representative shall be the Chairman of the meeting. Any Party that is not represented at a meeting may vote on any agenda item by notice delivered to Unit Operator prior to the vote at the meeting.

14.4 Action Without Meeting. In lieu of calling a meeting, Unit Operator may submit any matter that is proper for consideration by the Parties, or any of them, by giving to each Party notice, describing in adequate detail the matter so submitted. Each Party entitled to vote on any matter so submitted shall communicate its vote thereon to Unit Operator within the period as may be designated in the notice given by Unit Operator (which period shall be not less than 10 nor more than 30 days); provided, however, if, within 10 days after submission of the matter, request is made for a meeting in accordance with Section 14.3, the matter shall be considered only at a meeting called for that purpose. If a meeting is not required, then, at the expiration of the period designated in the notice given by it, Unit Operator shall give to each Party entitled to vote thereon notice, stating the tabulation and result of the vote.

14.5 Representatives. Promptly after execution of this Agreement, each Party, by notice to all other Parties, shall designate a representative authorized to vote for such Party and may designate an alternate authorized to vote for such Party in the absence of its representative. Any designation of a representative or alternate representative may be revoked at any time by notice given to all other Parties, provided the notice designates a new representative or alternate representative, as the case may be.

14.6 Audits. Audits may be made of Unit Operator’s records and books of account pertaining to operations hereunder, as provided in Exhibit 1.

14.7 Extraneous Projects. Nothing contained in this Agreement shall be deemed to authorize the Parties, by vote or otherwise, to act upon any matter or to authorize any expenditure unless the matter or expenditure relates to the conduct of operations authorized by the Unit Agreement or this Agreement.

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Form 2 (Divided Interest) 1994

14.8 Treatment of Carried Interests. If any working interest shown on Exhibit B to the Unit Agreement and committed thereto is a carried working interest, such interest shall, if the carrying Party executes this Agreement, be deemed to be, for the purpose of this Agreement, a Committed Working Interest owned by the carrying Party.

ARTICLE 15

UNIT OPERATOR’S POWERS AND RIGHTS

15.1 General Powers and Rights of Unit Operator. Subject to the limitations set forth in this Agreement, all operations authorized by the Unit Agreement and this Agreement shall be conducted by Unit Operator as an independent contractor. In the performance of its services under this Agreement, Unit Operator shall be an independent contractor not subject to the control or direction of the other Parties except as to the type of operation to be undertaken in accordance with the election procedures contained in this Agreement. Unit Operator shall not be deemed, or hold itself out as, the agent of the other Parties with authority to bind them to any obligation or liability assumed or incurred by Unit Operators as to any third party. Unit Operator shall have exclusive custody of all materials, equipment, and any other property used in connection with any operation within the Unit Area.

15.2 Employees. All individuals employed by Unit Operator in the conduct of operations hereunder shall be the employees of Unit Operator alone; and their working hours, rates of compensation, and all other matters relating to their employment shall be determined solely by Unit Operator.

15.3 Non-Liability. Unit Operator shall not have any liability as Unit Operator to the other Parties hereto for losses sustained or liabilities incurred except as may result from gross negligence or willful misconduct.

15.4 Advances. Unit Operator, at its election, shall have the right from time to time to demand and receive from the Parties chargeable therewith payment in advance of their respective shares of the estimated amount of Costs to be incurred during any month, which right may be exercised only by submission to each such Party of a properly itemized statement of such estimated Costs, together with an invoice for its share thereof. Each statement and invoice for the payment in advance of estimated Costs for any month shall be submitted on or about the twentieth day of the next preceding month. The amount of each invoice shall be payable within 30 days after receipt thereof and thereafter shall bear interest at the rate set forth in Paragraph 3.B. of Section I to Exhibit 1 until paid. Proper adjustment shall be made monthly between the advances and Costs, to the end that each Party shall bear and pay its proportionate share of Costs incurred and no more. Unit Operator may request advance payment or security for the total estimated Costs to be incurred in a particular Drilling, Deepening, Sidetracking, Plugging Back, or Completing operation and, notwithstanding any other provisions of this Agreement, shall not be obligated to commence the operation unless and until the advance payment is made or Unit Operator is furnished security acceptable to it for the payment by the Party or Parties chargeable therewith.

15.5 Use of Unit Operator’s Drilling Equipment. Any Drilling, Deepening, Sidetracking, or Plugging Back operation conducted hereunder may be conducted by Unit Operator with its own tools and equipment, provided that the rates to be charged and the applicable terms and conditions are set forth in a drilling contract that receives the Approval of the Party or Parties chargeable with the Costs of the operation, except that in any case where Unit Operator alone constitutes the Drilling Party, Unit Operator shall obtain the Approval of the Parties within the participating area or other designated area for the well prior to the commencement of the operation.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

15.6 Rights as Party. As an owner of a Committed Working Interest, the Party acting as Unit Operator shall have the same rights and obligations hereunder as if it were not Unit Operator. In each instance where this Agreement requires or permits a Party to give notice, consent, or approval to Unit Operator, the notice, consent or approval shall be deemed properly given by the Party acting as Unit Operator if and when given to all other Parties entitled to give or receive the notice, consent, or approval.

ARTICLE 16

UNIT OPERATOR’S DUTIES

16.1 Specific Duties. In the conduct of operations hereunder, Unit Operator shall:

A. Conduct. Unit Operator shall conduct its activities under this Agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice.

B. Drilling of Wells. Drill, Deepen, Sidetrack, Plug Back, or Complete a well or wells only in accordance with the provisions of this Agreement.

C. Compliance with Laws and Agreements. Comply with the provisions of the Unit Agreement, all applicable laws and governmental regulations (whether Federal, State, or local), and Directions of the Parties pursuant to this Agreement. In case of conflict between Directions of the Parties and the provisions of the Unit Agreement or such laws or regulations, the provisions of the Unit Agreement or such laws or regulations shall govern.

D. Consultation with Parties. Consult freely with the Parties within the area affected by any operation hereunder and keep them advised of all matters arising in operations hereunder which Unit Operator deems important, in the exercise of its best judgment.

E. Payment of Costs. Pay all costs incurred in operations hereunder promptly as and when due and payable and keep the Committed Working Interests and all property used in connection with operations under this Agreement free from liens which may be claimed for the payment of such costs, except any lien which it disputes, in which event Unit Operator may contest the disputed lien upon giving notice thereof to the Parties affected thereby.

F. Records. Maintain complete and accurate records (1) of all Costs incurred and of all controllable materials and equipment, which records, and receipts and vouchers in support thereof, shall be available for inspection by authorized employees or agents of the Parties at reasonable intervals during normal business hours at the office of Unit Operator, and (2) showing the monthly and cumulative gas volumes produced from each participating area in the Unit and the monthly and cumulative gas volumes taken for each Party’s account from each participating area in the Unit, which records shall be available for inspection by authorized employees or agents of the Parties at reasonable intervals during normal business hours at the office of Unit Operator.

G. Information. Furnish promptly to the Drilling Party, Completing Party and Participating Party (1) copies of Unit Operator’s authorizations for expenditures or itemizations of estimated expenditures in excess of $75,000.00, (2) copies of all drilling reports, well logs, and State and Federal reports, (3) samples of cores and cuttings taken from wells Drilled

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

hereunder, to be delivered at the well in containers furnished by the Party requesting same, and (4) such other and additional information or reports as may be required by Direction of the Parties within the area affected. If multiple copies of any materials are requested by any Party, Unit Operator may charge the cost thereof directly to the requesting Party.

H. Access to Unit Area. Permit the Drilling Party, Completing Party or Participating Party, through its authorized employees or agents, but at such Party’s sole risk and expense, to have access to the Unit Area at all times, including the derrick floor of each well Drilled, Deepened, Plugged Back, Sidetracked, or Completed or being Drilled, Deepened, Sidetracked, or Plugged Back hereunder, for the purpose of observing operations conducted hereunder and inspecting materials, equipment, or other property used in connection with such Drilling, Deepening, Plugging Back, Sidetracking or Completion operations under this Agreement and to have access at reasonable times to information and data in the possession of Unit Operator concerning Unit operations in which such Party is a Participating Party.

I. Scheduling and Delivery of Gas Production Taken In Kind. To the extent not addressed in a gas balancing agreement, whether attached as Exhibit 6 or a separate agreement, if any, Unit Operator shall comply with the reasonable requests of the Parties regarding the nomination, scheduling, delivery, and reporting of gas Production that a Party desires to take in kind. Unit Operator shall be required to follow only those requests that are consistent with the rights of the Party making such requests. Notwithstanding the foregoing, Unit Operator shall not be required to assume any duties or obligations or incur additional liabilities in relation to any person buying, shipping or transporting Production.

J. Notice of First Gas Sale From Each Well. Unit Operator shall give notice to all Parties of the first sale of gas from each well operated under the terms of this Agreement.

16.2 Insurance.

A. Unit Operator’s. Unit Operator shall comply with the worker’s compensation law of the state in which the Unit Area is located. Unit Operator shall also maintain in force at all times with respect to operations hereunder such other insurance, if any, as may be required by law. In addition, Unit Operator shall maintain such other insurance, if any, as is described in Exhibit 3 or as receives the Approval of the Parties from time to time. Unit Operator shall carry no other insurance for the benefit of the Parties, except as above specified. Upon request of any Party, Unit Operator shall furnish evidence of insurance carried by it with respect to operations hereunder.

B. Contractors’. Unit Operator shall require all contractors engaged in operations under this Agreement to comply with the worker’s compensation law of the state in which the Unit Area is located and to maintain such other insurance as may be required by Unit Operator or at Direction of the Parties.

C. Automotive Equipment. In the event Automobile Public Liability insurance is specified in Exhibit 3 or subsequently receives the Approval of the Parties, no direct charge shall be made by Unit Operator for premiums paid for such insurance for Unit Operator’s automotive equipment.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

16.3 Regulatory Compliance. In connection with the performance of work under this Agreement, Unit Operator agrees to comply with the provisions of Exhibit 4. Unit Operator agrees to insert such provisions in all contracts and subcontracts hereunder, as required by law or regulation.

16.4 Drilling Contracts. Each Drilling, Deepening, Sidetracking, Plugging Back, or Completing operation conducted hereunder, and not performed by Unit Operator with its own equipment in accordance with Section 15.5, shall be performed by a reputable drilling contractor having suitable equipment and personnel, under written contract between Unit Operator and the contractor, at the most favorable rates and on the most favorable terms and conditions bid, if bids were obtained, but otherwise at rates and on terms and conditions receiving the Approval of the Parties.

16.5 Uninsured Losses. Any and all payments made by Unit Operator in the settlement or discharge of any liability to third persons (whether or not reduced to judgment) arising out of an operation conducted hereunder and not covered by insurance herein provided for shall be charged as Costs and borne by the Party or Parties for whose account the operation was conducted.

ARTICLE 17

LIMITATIONS ON UNIT OPERATOR

17.1 Specific Limitations on Unit Operator. In the conduct of operations hereunder, Unit Operator shall not, without first obtaining the Approval of the Parties:

A. Change in Operations. Make any substantial change in the basic method of operation of any well, except in the case of an emergency.

B. Limit on Expenditures. Undertake any project reasonably estimated to require an expenditure in excess of $75,000.00; provided, however, that (1) Unit Operator is authorized to make all usual and customary operating expenditures that are required in the normal course of producing operations, (2) whenever Unit Operator is authorized to conduct a Drilling, Completing, or Deepening, Sidetracking, or Plugging Back operation, or to undertake any other project in accordance with this Agreement, Unit Operator shall be authorized to make all reasonable and necessary expenditures in connection therewith, and (3) in case of emergency, Unit Operator may make such immediate expenditures as may be necessary for the protection of life or property, but notice of the emergency shall be given to all Parties as promptly as reasonably practicable.

C. Partial Relinquishment. Make any partial relinquishment of its rights as Unit Operator, appoint any sub-operator, or execute any Designation of Agent.

D. Settlement of Claims. Pay in excess of $50,000.00 in settlement of any claim (other than worker’s compensation claims) for injury to or death of persons or for loss of or damage to property.

E. Determinations. Make any of the determinations provided in the Unit Agreement to be made by Unit Operator, except as otherwise specified in this Agreement.

17.2 Resignation or Removal and Selection of a Successor Unit Operator. The following provisions shall govern the resignation or removal of Unit Operator and the selection of a successor:

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

A. Resignation. Unit Operator may resign at any time either prior to or after the establishment of a participating area upon compliance with the provisions of Section 5 of the Unit Agreement. If Unit Operator terminates its legal existence, no longer owns a Committed Working Interest in the Unit Area, or is no longer capable of serving as Unit Operator, Unit Operator shall be deemed to have resigned without any action of the other Parties, except the selection of a successor, and Unit Operator shall, and any Party may, give notice of the resignation to the Authorized Officer as provided in Section 5 of the Unit Agreement.

B. Removal. Upon default or failure in performance of its duties or obligations under the Unit Agreement, Unit Operator may be removed by the Approval of the Parties after excluding the voting interest of the Unit Operator, and the Parties shall, or any Party may, promptly give written notice to the Unit Operator of such Approval of the Parties to remove the Unit Operator detailing the default or failure in performance. If Unit Operator fails to cure the default or failure within 30 days from its receipt of the notice or, if the default or failure concerns an operation then being conducted, within 48 hours of its receipt of the notice, Unit Operator shall be removed without any further action on behalf of the Parties and any Party may give notice thereof to the Authorized Officer as provided in Section 5 of the Unit Agreement. If, however, Unit Operator cures the default or failure within the applicable period, Unit Operator shall be deemed reinstated, and the Approval of the Parties shall be of no force or effect.

C. Selection of Successor. Upon the resignation or removal of Unit Operator under any provision of this Agreement or the Unit Agreement, a successor Unit Operator shall be selected by the Approval of the Parties; provided, however, if a Unit Operator that has been removed or is deemed to have resigned but owns a Committed Working Interest fails to vote or votes only to succeed itself, the successor Unit Operator shall be selected by the Approval of the Parties after excluding the voting interest of the Unit Operator that was removed or deemed to have resigned. The selection of the successor Unit Operator shall become effective upon compliance with the requirements of Section 6 of the Unit Agreement.

D. Effect of Bankruptcy. If Unit Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by the Parties, except the selection of a successor. If a petition for relief under the bankruptcy laws is filed by or against Unit Operator, and the removal of Unit Operator is prevented by the bankruptcy laws, all Parties including Unit Operator shall, subject to approval of the Authorizing Officer, comprise an interim operating committee to serve until Unit Operator has elected to reject or assume this Agreement pursuant to the bankruptcy laws. An election to reject this Agreement by Unit Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Unit Operator without any action by the other Parties, except the selection of a successor.

E. Appointment of Common Agent. In the event Unit Operator resigns or is removed after establishment of a participating area, a common agent shall be appointed by the Approval of the Parties to represent them in any action to be taken under the Unit Agreement prior to the acceptance of a successor by the Authorizing Officer as provided in the Unit Agreement; provided, however, if a Unit Operator that has been removed or has resigned fails to vote or votes only for itself as common agent, the common agent shall be appointed by the Approval of the Parties after excluding the voting interest of the Unit Operator that was removed or deemed to have resigned.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

ARTICLE 18

TITLES

18.1 Representation of Ownership. Each Party represents to all other Parties that, to the best of its knowledge and belief, its ownership of Committed Working Interests in the Unit Area is that set out in Exhibit B to the Unit Agreement. If it develops that the ownership is incorrectly stated, the rights and responsibilities of the Parties shall be governed by the provisions of this Article 18, but the incorrect statement shall not be a cause for canceling or terminating this Agreement.

18.2 Title Papers to be Furnished.

A. Lease Papers. Upon Unit Operator’s request, each Party, after executing this Agreement, shall promptly furnish Unit Operator with copies of all leases, assignments, options, and other contracts which it has in its possession relating to title to its Committed Working Interests.

B. Title Papers for Initial Test Well. Within 30 days after the effective date of this Agreement each Party within the area described as the title examination area in Exhibit 2 shall, at its own expense but without responsibility for the accuracy thereof, furnish Unit Operator with the following title materials then in its possession or control relating to all lands within such area in which it owns Committed Working Interests:

(1) Abstracts of title based upon the County records;

(2) All lease papers, or copies thereof, mentioned in Subdivision A of this Section 18.2 which the Party has in its possession and which have not been previously furnished to Unit Operator;

(3) Copies of any title opinions which the Party has in its possession;

(4) If Federal lands are involved, status reports, setting forth the entries found in the BLM State Office for such lands, and also certified copies of the serial register pages and case abstracts for the Federal leases involved;

(5) If State lands are involved, status reports, setting forth the entries found in the State records for such lands; and

(6) If Indian lands are involved, status reports, setting forth the entries found in the Bureau of Indian Affairs Agency Realty Office having jurisdiction over such lands and in the Bureau of Indian Affairs Land Titles and Records Office having jurisdiction over such lands.

C. Title Papers for Subsequent Wells. Any Party that proposes the Drilling of a Subsequent Test Well or Exploratory Well shall, at the time of giving notice for the proposed well, designate a title examination area consisting of the Drilling Block for the well and any additional area covered by the lease(s) on which the well is drilled. When the Drilling of a Development Well receives the Approval of the Parties within the participating area in which it is to be Drilled, a title examination area covering lands outside any participating area may be

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

designated by the Approval of said Parties. Within 30 days of the designation or Approval, each Party within the title examination area shall, at its own expense, furnish Unit Operator with the title materials listed in Subdivision B of this Section 18.2 not previously furnished, relating to all lands within the area in which it owns Committed Working Interests.

D. Title Papers on Establishment or Enlargement of a Participating Area. Within 30 days after the establishment or the enlargement of a participating area, each Party shall furnish Unit Operator all the title materials in its possession or control listed in Subdivision B of this Section 18.2 not previously furnished, relating to all its Committed Working Interests in the lands lying within the participating area as established or enlarged.

18.3 Title Examination. Promptly after all title materials delivered pursuant to Section 18.2 have been received, Unit Operator shall deliver the same to an attorney or attorneys approved by the Parties within the title examination area. At the expiration of the 30-day period in which the Parties are required to furnish materials pursuant to Section 18.2, the Unit Operator shall obtain any title materials not so furnished by the Parties necessary or convenient for the examination of title. All costs of obtaining such title materials shall be borne by the Party or Parties owning the Committed Working Interest to which the title materials relate on a tract basis. Unit Operator shall arrange to have such title materials examined promptly by the attorney or attorneys and shall distribute copies of title opinions to all Parties within the title examination area as soon as they are received. Each Party shall be responsible, at its expense, for curing its own titles. After a reasonable time, not exceeding 30 days from the distribution of the title opinions, has been allowed for any necessary curative work, Unit Operator shall submit to each Party written recommendations for approval or disapproval of the title to each Committed Working Interest involved, and thereafter the Parties shall advise Unit Operator in writing, within 15 days after receipt of the recommendations, of approval or disapproval of titles.

18.4 Option for Additional Title Examination. Any Party shall have the right to examine all materials furnished Unit Operator. If additional, independent title examination is elected, it shall be at the sole cost and expense of the Party electing to perform the same; and such Party shall bear any expense that may be necessary to reproduce title materials for its use, if required. Whether or not additional title examination is elected, each Party shall have the right to approve or disapprove titles according to the provisions of this Article 18.

18.5 Approval of Titles Prior to Drilling. Where the Committed Working Interests within a title examination area are owned by more than one Party, no Drilling shall be conducted in the area until titles to the Committed Working Interests therein have received the Approval of Unit Operator or the Parties as hereinafter in this Section 18.5 provided. If a Drilling Block has been designated for the Drilling of a well, the well shall not be Drilled until titles to the Committed Working Interests within the title examination area established for the well have received the Approval of Unit Operator or the Parties within the Drilling Block for the well. Approval of title to lands within a Drilling Block shall be binding upon all Parties owning Committed Working Interests within the Drilling Block. If lands outside a participating area are included in the title examination area for a Development Well, the well shall not be Drilled until titles to the Committed Working Interests within the title examination area have received the Approval of Unit Operator or the Parties therein. In the event Approval of Unit Operator or the Parties is not obtained as provided in this Section 18.5, the Drilling Party (whether one or more) may proceed with the Drilling of the well; but such Drilling Party (a) shall, by so proceeding, assume all risk attending the failure to obtain such approval to the same extent as if approval of titles to all lands within the Drilling Block (if one has been established) or within the title examination area (in all other instances) had been obtained, and (b) shall also be deemed to have given its approval to the titles to all lands within the Drilling Block (if one has been established) or within the title examination area (in all other instances).

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Form 2 (Divided Interest) 1994

18.6 Approval of Titles Prior to Inclusion of Land in a Participating Area. Where the Committed Working Interests within a participating area are owned by more than one Party, no Committed Working Interest shall be included within the participating area or be entitled to participate in the Production of unitized substances from the participating area until title to such Committed Working Interest has received the Approval of Unit Operator or the Parties within the participating area. Approval of titles to lands within a participating area shall be binding upon all Parties within the participating area and all Parties coming within such participating area upon any enlargement thereof.

18.7 [Intentionally Deleted.]

18.8 Failure of Title to Committed Working Interest. If title to a Committed Working Interest fails in whole or in part, then:

A. The loss, the cost of litigation, and any ensuing liability shall be borne by the Parties having interests in the affected participating area or Drilling Block (including the Party whose Committed Working Interest has been lost and including the acreage of such Committed Working Interest);

B. There shall be relinquished to the Party whose Committed Working Interest has been lost the proportionate part of each of the other Committed Working Interests in the lands within the affected participating area or Drilling Block, subject to a like proportion of their respective Lease Burdens, as may be necessary to make the loss of such Committed Working Interest a joint loss of the Parties within the participating area or Drilling Block; and

C. The relinquished portions of said Committed Working Interests (subject to their proportionate part of the Lease Burdens attributable thereto) shall be deemed owned by the Party receiving same.

18.9 Joinder by True Owner. If title to a Committed Working Interest fails in whole or in part, such Committed Working Interest shall no longer be subject to this Agreement or the Unit Agreement. The true owner of a Committed Working Interest, title to which has failed, may join in this Agreement or enter into a separate Operating Agreement with the Parties to this Agreement upon such terms and conditions as receive the Approval of the Parties within the Unit Area and subject to any valid claims by the true owner.

18.10 Title Challenge. In the event of any suit or action challenging the title of any Party to any of the oil and gas rights committed by such Party to this Agreement and to the Unit Agreement, the Party served will immediately notify the other Parties, and the Party whose title has been challenged shall forthwith take over and be in charge of the conduct of the litigation and shall bear the entire cost of the litigation, unless the title has previously received the Approval of Unit Operator or the Parties, in which event the provisions of Section 18.8 shall apply.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

ARTICLE 19

UNLEASED INTERESTS

19.1 Treated as Leased. If a Party owns in fee all or any part of the oil and gas rights in any tract within the Unit Area which is not subject to any oil and gas lease or other contract in the nature thereof, such Party shall be deemed to own a Committed Working Interest in such tract and also a royalty interest therein in the same manner as if such Party’s oil and gas rights in such tract were covered by the form of oil and gas lease attached as Exhibit 5.

19.2 Execution of Lease. In any provision of this Agreement where reference is made to an assignment or conveyance by any Party of its Committed Working Interest to any other Party, each such reference as to any Party owning an unleased interest shall be interpreted to mean that such Party shall execute an oil and gas lease to such other Party in the form of Exhibit 5, that shall satisfy the requirement for an assignment or conveyance of a Committed Working Interest.

ARTICLE 20

RENTALS

20.1 Rentals. The Parties shall administer the payment of all rentals, lease options, lease extension and renewal bonuses payable upon or with respect to the Committed Working Interests as follows:

Committed Working Interests listed on Exhibit 11 – Quicksilver administers; and

Committed Working Interests listed on Exhibit 12 – SWEPI administers.

[Drafting Note: Exhibit 11 should list (1) each Lease described in Part I of Exhibit A-1 to the AEA that covers lands located within the Contract Area, (2) each Oil and Gas Interest described in Part II of Exhibit A-2 to the AEA that is covered by an Oil and Gas Lease that covers lands located within the Contract Area and (3) all interests covering lands located within the Contract Area that were acquired by Quicksilver during the AMI Period in which SWEPI elected to acquire its Proportionate Share pursuant to Article 4.4 of the AEA. Exhibit 12 should list (1) each Lease described in Exhibit A-2 to the AEA that covers lands located within the Contract Area, (2) each Oil and Gas Interest described in Part II of Exhibit A-1 to the AEA that is covered by an Oil and Gas Lease that covers lands located within the Contract Area and (3) all interests covering lands located within the Contract Area that were acquired by SWEPI during the AMI Period in which Quicksilver elected to acquire its Proportionate Share pursuant to Article 4.4 of the AEA.]

20.2 Loss of Committed Working Interest. A Party shall not be liable to any other Party for erroneous payment or inadvertent failure to pay any such rental or option to extend so long as such Party used reasonable efforts to make such payments. Each other Party shall reimburse the paying Party for its proportionate share of such costs outlined above on all Committed Working Interests. All reimbursements made hereunder shall be remitted within 30 days from receipt of an invoice therefor. Any Party may relinquish its Committed Working Interest by declining to participate in rentals or renewal bonus, provided the Party administering such payments receives a written notice of such election ninety (90) days prior to payment of the same.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

ARTICLE 21

TAXES

21.1 Payment. Any and all ad valorem and severance taxes payable upon Committed Working Interests (and upon Lease Burdens which are not payable by the owners thereof) or upon materials, equipment, or other property acquired and held by Unit Operator hereunder, and any and all taxes (other than income taxes) upon or measured by unitized substances produced from the Unit Area which are not payable by the purchaser or purchasers thereof or by the owner of Lease Burdens shall be paid by Unit Operator as and when due and payable.

21.2 Apportionment. Taxes upon materials, equipment, and other property acquired and held by Unit Operator hereunder shall be charged to and borne by the Parties owning the same in proportion to their respective interests therein. All taxes paid by Unit Operator upon or measured by the value of Production shall be charged to and borne by the Parties taking and selling the same in the same proportions as the assessed values of their respective portions of the Production bear to the whole thereof. All other taxes paid by Unit Operator shall be charged to and borne by the Parties in proportion to their ownership in the Committed Working Interests or unitized substances (as the case may be) upon which or with respect to which such taxes are paid. All reimbursements from owners of Lease Burdens, whether obtained in cash or by deduction from Lease Burdens, on account of any taxes paid for such owners shall be paid or credited to the Parties in the same proportions as such taxes were charged to such Parties.

21.3 Transfer of Interests. In the event of a transfer by one Party to another under the provisions of this Agreement of any Committed Working Interest or of any other interest in any well or in the materials and equipment in any well, or in the event of the reversion of any relinquished interest as in this Agreement provided, the taxes above mentioned assessed against the transferred or reverted interest for the taxable period in which the transfer or reversion occurs shall be apportioned among said Parties so that each shall bear the percentage of the taxes which is proportionate to that portion of the taxable period during which it owned the interest.

21.4 Notices and Returns. Each Party shall promptly furnish Unit Operator with copies of all notices, assessments, levies, or tax statements it receives pertaining to the taxes to be paid by Unit Operator. Unit Operator shall make such returns, reports, and statements as may be required by law in connection with any taxes above provided to be paid by it and shall furnish copies to the Parties upon request. Unit Operator shall notify the Parties of any tax which it does not propose to pay before the tax becomes delinquent.

21.5 [Intentionally Deleted.]

ARTICLE 22

WITHDRAWAL OF TRACTS AND UNCOMMITTED INTERESTS

22.1 Right of Withdrawal. If the owner of any substantial interest in a tract within the Unit Area fails or refuses to join in the Unit Agreement, then the tract may be withdrawn from the Unit Agreement, as provided in the Unit Agreement.

22.2 Non-Withdrawal. Should the Party or Parties having the right under the Unit Agreement to withdraw a tract from the Unit Agreement fail to exercise such right, then all payments and liabilities accruing to the owners of uncommitted interests in the tract shall be paid and borne by such Party or Parties.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

ARTICLE 23

COMPENSATORY ROYALTIES

23.1 Notice. Whenever demand is made in accordance with the Unit Agreement for the payment of compensatory royalties, Unit Operator shall give notice thereof to each Party affected by the demand.

23.2 Demand for Failure to Drill a Development Well. If the demand for compensatory royalties results from the failure to have Drilled a Development Well and the well is not Drilled, then Unit Operator shall pay the compensatory royalties. The payment shall be charged as Costs incurred in operations within the participating area involved.

23.3 Demand for Failure to Drill a Well Other Than a Development Well. If the demand for compensatory royalties results from the failure to have Drilled a well other than a Development Well and the well is not Drilled, then Unit Operator shall pay the compensatory royalties. The payment shall be chargeable to and borne by the Parties that would be obligated to bear the Costs of the well if the well were Drilled as a Required Well under Subdivision B of Section 10.4.

ARTICLE 24

SEPARATE MEASUREMENT AND SALVAGE

24.1 Separate Measurement. If a well completed as a producer of unitized substances is in or becomes included in a participating area but is not owned on an Acreage Basis by all the Parties within the participating area, such as by way of example and not limitation, a well drilled under Article 12, and if, within 30 days after request therefor by any interested Party, a method of measuring the Production from the well without the necessity of additional facilities does not receive the Approval of the Parties, then Unit Operator shall install such additional tankage, flow lines, or other facilities for separate measurement of the unitized substances produced from the well as Unit Operator may deem necessary. The Costs of the facilities for separate measurement shall be charged to and borne by the Drilling Party for the well and treated as Costs incurred in operating the well, notwithstanding any other provisions of this Agreement.

24.2 Salvaged Materials. If any materials or equipment are salvaged from a well completed as a producer after being Drilled, Deepened, Plugged Back, Sidetracked, or Completed otherwise than for the account of all the Parties entitled to participate therein before reversion to the Non-Drilling Party of its relinquished interest in the well, the proceeds derived from the sale thereof or, if not sold, the Salvage Value thereof, shall be treated in the same manner as proceeds of Production from the well for the purpose of determining reversion to the Non-Drilling Party of its relinquished interest in the well.

ARTICLE 25

ENHANCED RECOVERY AND PRESSURE MAINTENANCE

25.1 Approval Required. Unit Operator shall not undertake any program of secondary or tertiary recovery or other enhanced recovery or pressure maintenance procedures involving injection of gas, water, or other substance by any method, whether now known or hereafter devised, without first obtaining the Approval of the Parties owning, on an Acreage Basis, not less than 80% of the Committed Working Interests in the participating area affected by the program. This limitation shall not apply to

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procedures customarily used by industry to improve or prolong primary productions, such as by way of example and not limitation, fracturing, acidizing, and other well reworking or stimulation techniques. After the Parties have voted to undertake a program of enhanced recovery or pressure maintenance in accordance with this Section 25.1, the conduct of the program shall be subject to supervision by the Parties as set forth in Article 14.

25.2 Above-Ground Facilities. This Agreement shall not be deemed to require or allow any Party to participate in the construction or operation of any gasoline plant, sulphur recovery plant, dewaxing plant, or other above-ground facilities to process or otherwise treat Production, other than such facilities as may be required for treating Production in ordinary lease operations and such facilities as may be required in the conduct of operations authorized under Section 25.1.

ARTICLE 26

TRANSFERS OF INTEREST

26.1 Sale by Unit Operator. If Unit Operator sells or otherwise transfers all its Committed Working Interests, it shall resign and a new Unit Operator shall be selected as provided in the Unit Agreement. Notwithstanding anything contained in this Agreement to the contrary, if the Unit Operator resigns in connection with a transfer of any portion of its Committed Working Interests, the successor Unit Operator shall be selected by the Approval of the Parties after excluding the voting interest of the Unit Operator.

26.2 Assumption of Obligations. No transfer of any Committed Working Interest shall be effective unless the same is made expressly subject to the Unit Agreement and this Agreement and the transferee agrees in writing to assume and perform all obligations of the transferor under the Unit Agreement and this Agreement insofar as they relate to the interest assigned. An assumption of obligations shall not be required in the event a Party grants a lien on or security interest in all or any portion of its interest in the Unit Area by mortgage, deed of trust, security agreement, or otherwise; provided that such lien or security interest shall be subject to the terms of the Unit Agreement and this Agreement, and any purchaser or transferee at a foreclosure sale pursuant thereto or transfer in lieu thereof shall agree in writing to assume and perform all obligations of the Party that granted the lien and security interest under the Unit Agreement and this Agreement.

26.3 Effective Date of Transfer. A transfer of Committed Working Interests shall not be effective as among the Parties until the first day of the month next following the delivery to Unit Operator of the original or a certified copy of the instrument of transfer conforming to the requirements of Section 26.2. In no event shall a transfer of Committed Working Interests relieve the transferring Party of any obligations accrued under this Agreement prior to such effective date, for which purpose any obligation assumed by the transferor to participate in the Drilling, Deepening, Sidetracking, Plugging Back, or Completing of a well prior to such effective date shall be deemed an accrued obligation.

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ARTICLE 27

RELEASE FROM OBLIGATIONS AND SURRENDER

27.1 Surrender or Release Within Participating Area. A Committed Working Interest in land within a participating area shall not be surrendered except with the consent of all Parties within the participating area. A Party who owns a Committed Working Interest in land within a participating area and that is not at the time committed to participate in the Drilling, Deepening, Sidetracking, Plugging Back or Completing of a well within the participating area may be relieved of obligations accruing in the future with respect to the participating area, as then constituted, by executing and delivering to Unit Operator an assignment conveying to all other Parties within the participating area all Committed Working Interests owned by such Party in lands within the participating area, together with the entire interest of such Party in any and all wells, materials, equipment, and other property within or pertaining to the participating area.

27.2 Procedure on Surrender or Release Outside Participating Area. Whenever a Party or Parties owning 100% of the Committed Working Interest in any tract which is not within any participating area desire to surrender the 100% interest, such Party or Parties shall give to all other Parties notice thereof, describing the Committed Working Interest. The Parties receiving the notice, or any of them, shall have the right at their option to take from the Party or Parties desiring to surrender, an assignment of the Committed Working Interest by giving the Party or Parties desiring to surrender notice of election so to do within 30 days after receipt of notice of the desire to surrender. If the election is made as above provided, the Party or Parties taking the assignment (which shall be taken by them in proportion to the acreage of their respective Committed Working Interests among themselves in the Unit Area) shall pay the assigning Party or Parties for its or their share of the Salvage Value of all wells, if any, in which the assigning Party or Parties own an interest and which are located on the land covered by the Committed Working Interest, which payment shall be made upon receipt of the assignment. If no Party elects to take the assignment within the 30 day period, then the Party or Parties owning the Committed Working Interest may surrender the same, if surrender thereof can be made in accordance with the Unit Agreement. Whenever a Party owning less than 100% of the Committed Working Interest in any tract desires to surrender its interest therein, the interest may be acquired by the other Party or Parties owning Committed Working Interests in the tract without notice being given to any other Parties owning interests within the Unit Area. In the event the other Party or Parties owning Committed Working Interests in the tract to be surrendered do not desire to acquire the interest, the interest shall be treated as a 100% interest.

27.3 Accrued Obligations. A Party making an assignment or surrender in accordance with Section 27.1 or Section 27.2 shall not be relieved of its liability for any obligation accrued under this Agreement at the time the assignment or surrender is made or of the obligation to bear its share of the Costs incurred in any Drilling, Deepening, Sidetracking, Plugging Back, or Completing operation in which such Party had elected to participate prior to the making of the assignment or surrender, except to the extent that the Party or Parties receiving the assignment shall assume, with the Approval of the Parties, any and all obligations of the assigning Party under this Agreement and under the Unit Agreement. A Party’s obligation to pay its share of costs of plugging and abandonment (including reclamation of the surface) shall accrue at the time such Party elects to participate in any Drilling, Deepening, Sidetracking, Plugging Back, or Completing operation.

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ARTICLE 28

LIABILITY, LIENS, AND REMEDIES

28.1 Liability. The liability of the Parties hereunder shall be several and not joint or collective. Each Party shall be responsible only for its obligations as herein set out.

28.2 Relationship of Parties. It is not the intention of the Parties to create, nor shall this Agreement or the Unit Agreement be construed as creating, a mining or other partnership, joint venture, trust, or association between the Parties or as rendering them liable as partners, co-venturers, or principals. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries or to have established a confidential relationship, but rather shall be free to act on an arm’s-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the Parties to act in good faith in their dealings with each other with respect to activities hereunder.

28.3 Liens and Security Interests. Each Party grants to the other Parties hereto a lien on and security interest in any interest it now owns or hereafter acquires in oil and gas rights in any tract within the Unit Area and any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations and duties under this Agreement, including without limitation, payment of Costs, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interests as required hereunder, and the proper performance of operations hereunder. The lien and security interest shall include each Party’s Committed Working Interest together with all leasehold, working, operating rights, mineral, royalty, overriding royalty, and other interests in the Unit Area now owned or hereafter acquired, the Production therefrom and equipment situated thereon or used or obtained for use in connection therewith, and all accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products thereof. Notwithstanding anything to the contrary contained in this Section 28.3, (i) the Quicksilver Excluded Assets (as defined in the AEA), (ii) the overriding royalty interests held by a Party in any Committed Working Interest which were reserved by such Party in the Assignment of Interest delivered by such party pursuant to the AEA and (iii) any mineral and/or royalty interest held by either Party in any Committed Working Interest, in each case shall not be subject to the liens and security interests granted hereby.

A. Recording Supplement. To perfect the lien and security interest provided herein, each Party agrees to execute and acknowledge a recording supplement in the form attached hereto as Exhibit 8 and any financing statement prepared and submitted by any Party hereto in conjunction therewith, and Unit Operator is authorized to file the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Unit Area is situated and such other states as Unit Operator shall deem appropriate to perfect the security interest granted hereunder. Any Party may file the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and a financing statement with the proper officer under the Uniform Commercial Code.

B. Priority of Lien and Security Interest. Each Party represents and warrants to the other Parties that the lien and security interest granted by such Party to the other Parties shall be a first and prior lien and security interest, and each Party hereby agrees to maintain the priority of the lien and security interest against all persons acquiring an interest in oil and gas interests covered by this Agreement by, through, or under such Party. All parties acquiring an

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Form 2 (Divided Interest) 1994

interest in oil and gas interests covered by this Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted herein as to all obligations and duties attributable to the interest hereunder whether or not the obligations arise before or after the interest is acquired.

C. Remedies. To the extent that the Parties have a security interest under the Uniform Commercial Code of the state in which the Unit Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under such code. The bringing of a suit and the obtaining of judgment by a Party for any sum due hereunder shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.

D. Notification to Purchasers of Production. In addition, upon default by any Party in the payment of its share of expenses, interests, or fees, or upon the improper use of funds by Unit Operator, the other Parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting Party’s share of Production until the amount owed by such Party, plus interest as provided in Exhibit 1 has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting Party’s share of Production. All purchasers of Production may rely on a notification of default from the nondefaulting Party or Parties stating the amount due as a result of the default, and all Parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

E. Make-Up of Defaulting Party’s Share. If any Party fails to pay its share of Costs within 120 days after rendition of a statement therefor by Unit Operator, the failure shall be deemed to be a default by such Party and the nondefaulting Parties, including Unit Operator, shall, upon request by Unit Operator, pay the unpaid amount in the proportion that the interest of each such Party bears to the interest of all such Parties. The amount paid by each Party so paying its share of the unpaid amount shall be secured by the liens and security interest described in this Section 28.3, and each paying Party may independently pursue any remedy available hereunder or otherwise.

F. Waiver of Rights. If any Party does not perform all of its obligations hereunder, and the failure to perform subjects such Party to foreclosure or execution proceedings pursuant to the provisions of this Agreement, to the extent not prohibited by applicable law, the defaulting Party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the property prior to sale, any available right to stay execution or to require a marshalling of assets, and any required bond in the event a receiver is appointed. In addition, to the extent not prohibited by applicable law, each Party hereby grants to the other Parties a power of sale as to any property that is subject to the lien and security interest granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

G. Statutory Liens. Each Party agrees that the other Parties shall be entitled to utilize the provisions of oil and gas lien law or other lien law of any state in which the Unit Area is situated to enforce the obligations of each Party hereunder. Without limiting the generality of the foregoing, to the extent not prohibited by applicable law, the Parties agree that Unit Operator may invoke or utilize the mechanics’ or materialmen’s lien law of the state in which the Unit Area is situated in order to secure the payment to Unit Operator of any sum due hereunder for services performed or materials supplied by Unit Operator.

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28.4 Defaults and Remedies. If any Party fails to discharge any financial obligation under this Agreement within the period required for a payment hereunder, then in addition to the remedies provided elsewhere in this Agreement, the remedies specified in this Section 28.4 shall be available. For purposes of this Section 28.4, all notices and elections shall be delivered only by Unit Operator, except that Unit Operator shall deliver any notice and election requested by a nondefaulting Party, and when Unit Operator is the Party in default, the applicable notices and elections may be delivered by a Party that is not the Unit Operator. Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a nondefaulting Party.

A. Suspension of Rights. Any Party may deliver to the Party in default a notice of default, which shall specify the default, specify the action to be taken to cure the default, and specify that failure to take the action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within 30 days of the delivery of the notice of default, all of the rights of the defaulting Party granted by this Agreement may upon notice be suspended until the default is cured, without prejudice to the right of the nondefaulting Party or Parties to continue to enforce the obligations of the defaulting Party previously accrued or thereafter accruing under this Agreement. If Unit Operator is the Party in default, Unit Operator shall be subject to removal pursuant to the provisions of the Unit Agreement. The rights of a defaulting Party that may be suspended hereunder at the election of the nondefaulting Parties shall include without limitation the right to receive information as to any operation conducted hereunder during the period of default, the right to elect to participate in any operation proposed under this Agreement, the right to participate in any operation being conducted under this Agreement even if the Party has previously elected to participate in the operation, the right to receive proceeds of production from any well subject to this Agreement, and any voting rights.

B. Suit for Damages. Nondefaulting Parties or Unit Operator for the benefit of nondefaulting Parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit 1. Nothing herein shall prevent any Party from suing any defaulting Party to collect consequential damages accruing to such Party as a result of the default.

C. Deemed Non-Consent. Upon approval of the nondefaulting Parties, Unit Operator shall deliver a written notice of non-consent election to the defaulting Party at any time after the expiration of the 30-day cure period following delivery of the notice of default, in which event if the billing is for the Drilling, Sidetracking, Plugging Back, or Deepening of a well that is to be or has been plugged as a dry hole, or for the Completion of any well, the defaulting Party will be conclusively deemed to have elected not to participate in the operation and to be a non-consenting Party with respect thereto under Article 12, and the defaulting Party shall be subject to Subdivision A and Subdivision B of Section 12.5 to the extent of the Costs unpaid by such Party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the nondefaulting Parties shall not be entitled to sue for the unpaid amount pursuant to this Agreement. Until the delivery of the notice of non-consent election to the defaulting Party, such Party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit 1; provided, however, the payment shall not prejudice the rights of the nondefaulting Parties to pursue remedies for damages incurred by the nondefaulting Parties as a result of the default. Any interest relinquished pursuant to this Article 28.4 shall be credited to the nondefaulting Parties in proportion to their interests, and the nondefaulting Parties shall be required to contribute their shares of the defaulted amount.

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D. Cumulative Rights. The rights, powers, and remedies conferred in this Section 28.4 and elsewhere in this Article 28 are cumulative, and not exclusive, of (1) any and all other rights, powers, and remedies conferred in this Agreement, (2) any and all rights, powers, and remedies existing at law or in equity, and (3) any and all other rights, powers, and remedies provided in any other agreement between the Parties.

E. Costs and Attorneys’ Fees. In the event any Party brings legal proceedings to enforce any financial obligation of a Party hereunder, the prevailing Party shall be entitled to recover all court costs, costs of collection, and reasonable attorneys’ fees, which the lien and security interest provided for herein shall also secure.

ARTICLE 29

MISCELLANEOUS

29.1 Notices. All notices authorized or required between the Parties by any of the provisions of this Agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier, or any other form of facsimile, postage or charges prepaid, and addressed to the Parties at the addresses set forth under or opposite their signatures hereto. The originating notice given under any provision hereof shall be deemed delivered only when received by the Party to whom the notice is directed, and the time for such Party to deliver any notice in response thereto shall run from the date the originating notice is received. “Receipt” for purposes of this Agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the Party to be notified in accordance with this Agreement, or to the telecopy, facsimile, or telex machine of such Party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy, or facsimile, or when personally delivered to the Party to be notified. Each Party shall have the right to change its address at any time by giving written notice thereof to all other Parties. Whenever a rig is on location every notice to a Party and every response from such Party shall be given orally, whether by telephone or in person, to and from each individual of such Party listed on Exhibit 10. All oral notices to a Party permitted by this Agreement shall be confirmed immediately thereafter by electronic mail to each individual listed for such Party on Exhibit 10. If a Party is not available to receive notice orally, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

29.2 Counterparts. This Agreement may be executed in counterparts, and all counterparts taken together shall be deemed to constitute one and the same instrument.

29.3 Ratification. This Agreement may be executed by the execution and delivery of a good and sufficient instrument of ratification, adopting and entering into this Agreement. A ratification shall have the same effect as if the Party executing it had executed this Agreement or a counterpart hereof.

29.4 Effect of Signature. When this Agreement is executed by two Parties, execution by each shall be deemed consideration for execution by the other, and each Party theretofore or thereafter executing this Agreement shall thereupon become and remain bound hereby until the termination of this Agreement. If, however, the Unit Agreement does not become effective within 12 months from and after the date of this Agreement, then, at the expiration of the period, this Agreement shall terminate.

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29.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of all Parties signing the same, their heirs, devisees, personal representatives, successors, and assigns, and their successors in interest, whether or not it is signed by all the Parties listed below. The terms hereof shall constitute covenants running with the lands and the Committed Working Interests of the Parties.

29.6 Headings. The Table of Contents and the headings used in this Agreement are inserted for convenience only and shall be disregarded in construing this Agreement.

29.7 References. All references in this Agreement to Exhibits, Articles, Sections, Subsections, and Subdivisions refer to the Exhibits, Articles, Sections, Subsections, and Subdivisions of this Agreement unless expressly provided otherwise. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision unless expressly so limited. The phrases “this Article,” “this Section,” “this Subsection,” “this Subdivision,” and similar phrases refer only to the Articles, Sections, Subsections, or Subdivisions hereof in which the phrase occurs. The word “or” is not exclusive. Pronouns in masculine, feminine, and neuter gender shall be construed to include any other gender. Words in the singular form shall be construed to include the plural, and words in the plural form shall be construed to include the singular, unless the context otherwise requires.

29.8 Right of Appeal Not Waived. Nothing contained in this Agreement shall be deemed to constitute a waiver by any Party of any right it would otherwise have to contest the validity of any law or any order or regulation of governmental authority (whether Federal, State, or local) relating to or affecting the conduct of operations within the Unit Area or to appeal from any such order.

29.9 Subsequent Joinder. Prior to the commencement of actual Drilling operations for the Initial Test Well under the Unit Agreement, all owners of working interests in the Unit Area that have joined the Unit Agreement shall be privileged to execute or ratify this Agreement. After commencement of operations under the Unit Agreement, any working interest in land within the Unit Area that is not then committed hereto may be committed to this Agreement and to the Unit Agreement upon such reasonable terms and conditions as may receive the Approval of the Parties.

29.10 Force Majeure. If any Party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligations to indemnify or make money payments or furnish security, that Party shall give to all other Parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the Party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term “force majeure,” as used here, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the Party claiming suspension. The affected Party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the Party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the Party concerned.

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29.11 Effective Date and Term. This Agreement shall become effective upon the effective date of the Unit Agreement, shall continue in effect during the term of the Unit Agreement, and, except as set forth in Subdivision C of Section 6.2, shall terminate concurrently therewith. Termination of this Agreement shall not relieve any Party of its obligations then accrued hereunder. Notwithstanding termination of this Agreement, the provisions hereof relating to the charging and payment of Costs and the disposition of materials and equipment shall continue in force until all materials and equipment owned by the Parties have been disposed of and until final accounting between Unit Operator and the Parties has been made. Termination of this Agreement shall automatically terminate all rights and interests acquired by virtue of this Agreement in lands within the Unit Area, except transfers of Committed Working Interests as have been evidenced by formal written instruments of transfer.

ARTICLE 30

OTHER PROVISIONS

30.1 Conflicting Agreements. In the event of a conflict between the provisions of this Article 30 and any other provision of this Agreement, the provisions of this Article 30 shall control and prevail. As between Quicksilver Resources Inc. (“Quicksilver”), SWEPI LP (“SWEPI”) and each of their respective successors and assigns, in the event of a conflict between the provisions of this Agreement and that certain Acquisition and Exploration Agreement dated September 20, 2012 (as the same may be amended, the “AEA”), by and between SWEPI and Quicksilver, the provisions of the AEA shall control and prevail.

30.2 Required Operations. Notwithstanding anything to the contrary contained in this Agreement, should less than all of the Parties elect to participate in a Required Operation, those Parties desiring to participate shall have the right to do so (“Consenting Parties”) and all such Required Operations shall be performed at the sole cost, risk, and expense of the Consenting Parties. Promptly following the conclusion of a Required Operation, each Party that elected not to participate in a Required Operation (a “Non-Consenting Party”) shall execute and deliver to the Consenting Parties an appropriate assignment of the interest such Non-Consenting Party would have maintained or earned in and to (i) the wellbore, (ii) that portion of the Unit Area that would have expired but for conducting such Required Operation and (iii) other contractual rights and obligations to the extent the same relate to such wellbore, if the Non-Consenting Party had actually participated in such Required Operation. Such assignment shall be made to the Consenting Parties in the proportions that the Consenting Parties bore the expenses attributable to the Non-Consenting Parties’ interest. Thereafter, such assigned lands shall (x) not be subject to the terms of this Agreement and (y) if more than one party has elected to participate in such Required Operation, be deemed to be subject to an operating agreement identical hereto, modified only to reflect the ownership of the Consenting Parties and their respective percentage interests in the new Unit Area and the identity of the newly elected operator for that operating agreement if the Operator of this Agreement is not a Consenting Party. Subject to the provisions of this Section 30.2, the Non-Consenting Parties shall have the right to participate in subsequent wells within the Unit Area based on their participating interest in the Unit Area remaining after the aforementioned relinquishment. Notwithstanding the foregoing, this Section 30.2 shall become effective on July 1, 2013, and neither Party shall be bound by the terms and provisions set forth in this Section 30.2 before such date. A “Required Operation” is a well or operation that is necessary to maintain a lease(s) or portion of a lease(s) in force and effect when (a) such lease or portion thereof will terminate within six (6) months from the date of the proposed well or operation if said well or operation is not conducted, provided there is no other reasonable alternative such as making a cash payment to otherwise maintain the lease(s) or portion of the lease(s) in effect, or when (b) a well or operation must be conducted in order to earn an interest in a lease(s) or portion of a lease(s) pursuant to a farmin agreement, acreage contribution agreement or other similar agreement when six (6) months or less remain under the terms of such agreement during which the Parties may earn the intended rights.

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30.3 Priority of Operations. If at any time, there is more than one operation proposed in connection with any well subject to this Agreement, then unless all Participating Parties agree on the sequence of such operations, such proposals shall be considered and disposed of in the following order of priority:

1.	Proposals to do additional testing, coring or logging.

2.	Proposals to attempt a Completion in the objective depth.

3.	Proposals to Plug Back and attempt Completions in shallower zones, in ascending order.

4.	Proposals to Deepen the well, in descending order.

5.	Proposals to Sidetrack the well.

No Party may propose any operation with respect to any well while there is in progress any operation on such well until such operation has been Completed. It is provided, however, that if, at the time said Participating Parties are considering any of the above operations, the hole is in such a condition that a reasonably prudent operator would not conduct an operation in the sequence above provided for, for fear of placing the hole in jeopardy or losing the same prior to Completing the well in the objective depth, such operation shall not be given priority as set forth above.

30.4 Termination of Operations. Upon the commencement of an operation for the Drilling, Deepening, Plugging Back, Sidetracking or Completion of a well such operation shall not be terminated without consent of Parties bearing 51% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Unit Operator may discontinue operations and give notice of such condition to the Parties, and the provisions of Article 11 shall thereafter apply to such operation, as appropriate. If an operation is proposed to be terminated, but the Parties are unable to secure the requisite 51% and the Parties agree the condition of the hole is not in jeopardy, the Party or Parties proposing to continue such operation may elect to continue such operation and the Party or Parties proposing to terminate will be considered Non-Consenting Parties with respect to such operation from and after the notice of proposed termination. If such operation is continued, the Participating Parties in such operation shall bear all associated risk and expense attributable to such well until such operation is completed or terminated, and each Non-Consenting Party shall be deemed to have relinquished its interest in such well and the production therefrom, as set forth in Section 12.5 of this Agreement as to all costs and expenses incurred after the notice of proposed termination.

30.5 Internal Revenue Code Election. This Agreement is not intended to create, and shall not be construed to create, an association for profit, a trust, a joint venture, a mining partnership or other relationship of partnership, or entity of any kind between the Parties.

30.6 Geophysical Operations. Either Party may propose and conduct geophysical operations at its sole risk and expense. Any jointly-conducted geophysical operations, except micro-seismic operations conducted in connection with a specific well or wells, shall be governed by a separate geophysical operations agreement negotiated by the Parties for the specific operations to be conducted. Should either Party individually desire to conduct seismic operations in the Unit Area, all Parties agree to execute a mutually agreed upon permit in a timely manner so as not to cause undue delay on the proposing Party and the prosecution of their planned geophysical operations.

If a Party desires to propose micro-seismic/frac-mapping operations, such Party shall provide to each other Party an authority for expenditure (which must be supplemented if the actual costs of such operations exceed the amount set forth in the original authority for expenditure by 25% or more) of such operations, specifying the work to be performed and the Estimated Cost of such operations. Each Party to whom such

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the Party proposing to do the operation whether it elects to participate in the cost of the proposed operation. Failure of a Party to whom such notice is delivered to reply within such 30-day period shall constitute an election by such Party not to participate in the cost of the proposed operation. Each Party electing to participate in such operation shall bear all costs associated with such operation. A Non-Participating Party in a micro-seismic/frac mapping operation shall not be liable for any costs associated with such operation and shall be deemed to have granted to each Participating Party, a permit covering its interests that are required for such operations, without the need for any additional agreement with, or cost chargeable to, such Participating Party.

30.7 Assignments. Any assignment or other transfer of a Committed Working Interest will, from and after the effective date of the transfer, relieve the transferor from liability for the cost and expense of operations attributable to the transferred interest; provided that the transferor shall remain liable for and shall cause to be paid its proportionate part of the cost and expense of all operations for which it was obligated to pay and were commenced prior to the effective date of the transfer. From and after the effective date of the transfer, the transferee shall be deemed to be a party to this Agreement and will subsequently ratify and execute a counterpart of this Agreement (and a memorandum thereof) as such Agreement is in effect as of the effective date of the transfer. Execution of this Agreement by transferee will occur at the same time execution of assignment documents transferring ownership occurs. Notwithstanding anything herein to the contrary, in the event a Party assigns, sells, transfers or otherwise disposes of all or any part of its interest in a Committed Working Interest, the assigning Party shall remain liable for any and all obligations under or with respect to such Committed Working Interest arising before the effective date of such assignment and the non-assigning Party shall not be entitled to recover or seek reimbursement from the assigning Party any costs or expenses which are unaccrued as of the date of such assignment and are attributable to plugging and abandonment of any wells associated with such Committed Working Interests which were drilled prior to the date of such assignment. If the assigning Party is the Operator and such party resigns or is removed, then the successor operator will be determined by an affirmative vote of the remaining Party or Parties that own a majority interest after excluding the voting interest of the assigning Party and the transferee.

30.8 Supplemental Cost Estimate. In the event expenditures set forth in a Cost Estimate or authority for expenditure exceed, or in Unit Operator’s reasonable judgment, are likely to exceed, by twenty five percent (25%) or more of the total estimate set forth in such Cost Estimate or authority for expenditure prior to finishing the approved operation (“Cost Overrun”), then Unit Operator shall promptly furnish to each Party a summary description as to the cause of the Cost Overrun and propose the continuation of the operation with a supplemental Cost Estimate or authority for expenditure. Each Party who wishes to consent to the continuation of the operation shall notify Unit Operator of such election by executing the supplemental Cost Estimate or authority for expenditure and returning it to Unit Operator within forty-eight (48) hours, exclusive of Saturdays, Sundays and Federal legal holidays, following receipt of such notice. FAILURE OF ANY PARTY TO NOTIFY UNIT OPERATOR WITHIN SUCH TIME PERIOD SHALL BE DEEMED AN ELECTION APPROVING THE CONTINUATION OF THE OPERATION. Unit Operator shall in turn notify each Party of the total interest of the Parties approving the continuation of the operation and shall provide Unit Operator’s recommendation as to whether the consenting Parties should continue with the operation. Each consenting Party shall, within forty-eight (48) hours, exclusive of Saturdays, Sundays and Federal legal holidays, after receipt of such notice, notify Unit Operator of its election to (a) limit its participation to such Party’s original interest or (b) assume its proportionate share of the non-consent interest. Failure to notify Unit Operator within such time period shall be deemed an election under (a). Unit Operator, at its election, may withdraw such continuation proposal and supplemental Cost Estimate or authority for expenditure if there is insufficient participation and shall promptly notify each Party of such decision in which event the operation shall be terminated and each Party

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

shall be responsible for its proportionate share of the costs and expenses incurred to date, including the cost of plugging and abandonment. Whenever such a proposal shall be made, any Party non-consenting to the continuation of the operation shall be subject to the applicable non-consent penalty only from that point in time forward, or only as to the depths below total depth attained in the well on which the re-proposal is being made at the time it is made. Supplemental Cost Estimates and authority for expenditures shall also be subject to the Cost Overrun limitation and shall require additional proposals and supplementation whenever the costs of any continuation operation exceeds the Cost Overrun limitation, and shall be subject to the applicable non-consent penalty. FAILURE OF UNIT OPERATOR TO PROMPTLY NOTIFY ANY PARTY OF THE OCCURRENCE OF A COST OVERRUN AS PROVIDED HEREINABOVE, SHALL DEFER SUCH PARTY’S RIGHT TO MAKE A NON-CONSENT ELECTION UNTIL IT RECEIVES SUCH SUPPLEMENTAL COST ESTIMATE OR AUTHORITY FOR EXPENDITURE, WHICH ELECTION SHALL BE RETROACTIVE TO THE DATE THE NOTICE SHOULD HAVE BEEN GIVEN. Excessive costs occasioned by the explosion, fire, flood, blowout, sidetracking in the lateral portion of a horizontal well or other sudden emergency, whether of the same or different nature, shall not be subject to the provisions of this Section 30.8.

30.9 Royalties. Except at such times as a Party shall be taking its share of Production in kind or separately disposing of the same, Unit Operator shall deliver or cause to be delivered all royalties, overriding royalties, production payments and similar charges to the persons entitled thereto and such charges shall be borne proportionately by the Parties based on their respective ownership share of the Committed Working Interests. It is provided, however, that if the interest of a Party is subject to and burdened with royalties, overriding royalties, production payments, or similar burdens which are not borne proportionately by all Parties, such Party shall account to the owners of such additional burdens for the amount due to them or arrange for Unit Operator to handle such payments. In any month that a Party does not take its share of Production in kind or separately dispose of the same and Unit Operator purchases such Production or sells it to others for the account of such non-taking Party pursuant to the terms of this Agreement, Unit Operator shall (i) provide such non-taking Party (A) a statement within thirty (30) days for oil sales and sixty (60) days for gas sales after the end of such month, which statement shall stipulate the total volume of such Production that Unit Operator so purchased or sold during such month and the price paid or to be paid for such Production, and (B) such other information requested by such non-taking Party as may be reasonably necessary to calculate and pay any such royalties, overriding royalties, production payments or similar burdens which are not borne proportionately by all Parties, which information shall be provided by Unit Operator to such non-taking Party within thirty (30) days for oil sales and within sixty (60) days for gas sales after Unit Operator receives such request and (ii) distribute any proceeds it receives with respect to such Production to such non-taking Party within thirty (30) days following receipt of the same. If a non-operating Party elects to take its share of production in kind or separately dispose of the same, then the non-operating Party shall give the Operator at least sixty (60) days written notice of such election and shall continue to take the production in kind or separately dispose of the same for a minimum of twelve (12) consecutive months.

30.10 Subsequently Created Lease Burdens. Each Party burdened by a Subsequently Created Interest shall assume and alone bear, pay and discharge its Subsequently Created Interest out of its share of production. If any Party or Parties should conduct non-consent operations pursuant to any provision of this Agreement and as a result become entitled to receive the working interest production otherwise belong to the Non-Participating Party who created a Subsequently Created Interest, the Party or Parties entitled to receive the working interest production of the Non-Participating Party shall treat such Subsequently Created Interest pursuant to Section 6.3 of this Agreement.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

30.11 Shut-in Well Payments and Minimum Royalties. Shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by Unit Operator and such shut-in well payments and minimum royalties shall be charged to the Joint Account. Any Party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article 18. Unit Operator shall notify each other Party of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and Federal legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Unit Operator to so notify the other parties, the loss of any lease contributed hereto by such Parties for failure to make timely payments of any shut-in well payment shall be borne jointly by the Parties under the provisions of Section 18.8.

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the day and year first above written.

OPERATOR AND WORKING INTEREST OWNER:

By:
Name:
Title:
Date of Execution:

Address:	ATTEST:

By:
Name:
Title:
Telephone:
Facsimile:

WORKING INTEREST OWNERS:

By:
Name:
Title:
Date of Execution:

Address:	ATTEST:

By:
Name:
Title:
Telephone:
Facsimile:

ROCKY MOUNTAIN UNIT OPERATING AGREEMENT

Form 2 (Divided Interest) 1994

By:
Name:
Title:
Date of Execution:

Address:	ATTEST:

By:
Name:
Title:
Telephone:
Facsimile:

By:
Name:
Title:
Date of Execution:

Address:	ATTEST:

By:
Name:
Title:
Telephone:
Facsimile:

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

EXHIBIT “1”

Attached to and made a part of that certain Unit Operating Agreement dated effective             20        , by and between Quicksilver Resources Inc. and SWEPI LP, Routt and Moffat County, Colorado.

ACCOUNTING PROCEDURE

JOINT OPERATIONS

I. GENERAL PROVISIONS

1.	Definitions

“Joint Property” shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

“Joint Operations” shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

“Joint Account” shall mean the account showing the charges paid and credits received in the conduct of the Joint Operations and which are to be shared by the Parties.

“Operator” shall mean the party designated to conduct the Joint Operations.

“Non-Operators” shall mean the Parties to this agreement other than the Operator.

“Parties” shall mean Operator and Non-Operators.

“First Level Supervisors” shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

“Technical Employees” shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

“Personal Expenses” shall mean travel and other reasonable reimbursable expenses of Operator’s employees.

“Material” shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

“Controllable Material” shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council or Petroleum Accountants Societies.

2.	Statement and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.

3.	Advances and Payments by Non-Operators

A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month’s operation within ~~fifteen~~ thirty ~~(15)~~ (30) days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B. Each Non-Operator shall pay its proportion of all bills within ~~fifteen~~ thirty ~~(15)~~ (30) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at Bank of America, N.A.

on the first day of the month in which delinquency occurs plus 1 2% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney’s fees, court costs, and other costs in connection with the collection of unpaid amounts.

4.	Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of Controllable Material as provided for in Section V.

COPYRIGHT © 1985 by the Council of Petroleum Accountants Societies.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

5.	Audits

A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator’s accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.

B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report and in accordance with COPAS AG-19: Expenditure Audits in the Petroleum Industry: Protocol and Procedures Guidelines.

6.	Approval By Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator’s proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.	Ecological and Environmental

Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

2.	Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

3.	Labor

A.	(1) Salaries and wages of Operator’s field employees and/or consultants directly employed on the Joint Property in the conduct of Joint Operations.

(2)	Salaries of First level Supervisors in the field.

(3)	Salaries and wages of Technical Employees and/or consultants directly employed on the Joint Property if such charges are excluded from the overhead rates.

(4)	Salaries and wages of Technical Employees and/or consultants either temporarily or permanently assigned to and directly employed in the operation or the Joint Property if such charges are excluded from the overhead rates.

B.	Operator’s cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II. Such costs under this Paragraph 3B may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.	Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator’s costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

D.	Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

4.	Employee Benefits

Operator’s current costs or established plans for employees’ group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator’s labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator’s actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

5.	Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.	Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.	If Material is moved to the Joint Property from the Operator’s warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

B.	If surplus Material is moved to Operator’s warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.

C.	In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.	Services

The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties

8.	Equipment and Facilities Furnished By Operator

A.	Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed eight percent ( 8%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

B.	In lieu of charges in Paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.

9.	Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator’s gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

10.	Legal Expense

Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgments and amounts paid for settlement of claims, incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator’s legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph 3.

11.	Taxes and Permits

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties inclusive of interest and penalties incurred. If the ad valorem taxes are based in whole or in part upon separate valuations of each party’s working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party’s working interest. All permits of every kind or nature that are required for the Operator to explore, drill, develop, produce or remove the minerals and other products or materials from the Joint Property.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.	Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker’s Compensation and/or Employers Liability under the respective state’s laws, Operator may, at its election, include the risk under its self- insurance program and in that event, Operator shall include a charge at Operator’s cost not to exceed manual rates.

13.	Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.

14.	Communications

Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.

15.	Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations including:

•

Remote Technical Operations Center or Drilling Automation and Remote Technology Center (RTOC/DART), or any successor facility providing similar services and Production Operations Management Center (POMC) or other computer assisted operations, or any successor facility providing similar services . The net daily cost for the RTOC/DART shall be allocated to the rigs using the facility based on the number and operation types of rigs using the facility.

III. OVERHEAD

1.	Overhead—Drilling and Producing Operations

i.	As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

☒	Fixed Rate Basis, Paragraph lA, or

☐	Percentage Basis, Paragraph lB

Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

ii.	The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

☐	shall be covered by the overhead rates, or

☒	shall not be covered by the overhead rates.

iii.	The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

☒	shall be covered by the overhead rates, or

☐	shall not be covered by the overhead rates.

A.	Overhead—Fixed Rate Basis

(1)	Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate $ [***]

        (Prorated for less than a full month)

Producing Well Rate $ [***]

(2)	Application of Overhead—Fixed Rate Basis shall be as follows:

(a)	Drilling Well Rate

(1)	Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

(2)	Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

(b)	Producing Well Rates

(1)	An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.

(2)	Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

(3)	An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

(4)	A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

(5)	All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.

(3)	The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The annual adjustment shall be equal to the rate increase/decrease published by COPAS.

B.	Overhead—Percentage Basis

(1)	Operator shall charge the Joint Account at the following rates:

(a)	Development

                    Percent (                    %) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 10 of Section II and all salvage credits.

(b)	Operating

                    Percent (                    %) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 2 and 10 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

(2)	Application of Overhead—Percentage Basis shall be as follows:

For the purpose of determining charges on a percentage basis under Paragraph 1B of this Section III, development shall include all costs in connection with drilling, redrilling, deepening, or any remedial operations on any or all wells involving the use of drilling rig and crew capable of drilling to the producing interval on the Joint Property; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when the well is not completed as a producer, and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 2 of this Section III. All other costs shall be considered as operating.

2.	Overhead—Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

Account for overhead based on the following rates for any Major Construction project in excess of $ 100,000:

A. 5 % of first $100,000 or total cost if less, plus

B. 3 % of costs in excess of $100,000 but less than $1,000,000, plus

C. 2 % of costs in excess of $1,000,000.

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

3.	Catastrophe Overhead

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:

A. 5 % of total costs through $100,000; plus

B. 3 % of total costs in excess of $100,000 but less than $1,000,000; plus

C. 2 % of total costs in excess of $1,000,000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

4.	Amendment of Rates

The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS

Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at Operator’s option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

1.	Purchases

Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.

2.	Transfers and Dispositions

Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A.	New Material (Condition A)

(1)	Tubular Goods Other than Line Pipe

(a)	Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.

(b)	For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000 pound Oil Field Haulers Association interstate truck rate shall be used.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

(c)	Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston, Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate, to the railway receiving point nearest the Joint Property.

(d)	Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.

(2)	Line Pipe

(a)

Line pipe movements (except size 24 inch OD and larger with walls  3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(b)

Line Pipe movements (except size 24 inch OD) and larger with walls  3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(c)

Line pipe 24 inch OD and over and  3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

(d)	Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

(3)	Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.

(4)	Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(l) and (2).

B.	Good Used Material (Condition B)

Material in sound and serviceable condition and suitable for reuse without reconditioning:

(1)	Material moved to the Joint Property

At seventy-five percent (75%) of current new price, as determined by Paragraph A.

(2)	Material used on and moved from the Joint Property

(a)	At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or

(b)	At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material

(3)	Material not used on and moved from the Joint Property

At seventy-five percent (75%) of current new price as determined by Paragraph A.

The cost of reconditioning, if any, shall be absorbed by the transferring property.

C.	Other Used Material

(1)	Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

(2)	Condition D

Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

(a)	Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.

(b)	Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non upset basis.

(3)	Condition E

Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.

D.	Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E.	Pricing Conditions

(1)	Loading or unloading costs may be charged to the Joint Account at the rate of thirty-five cents (35¢) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A.(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

(2)	Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.

3.	Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies. strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.	Warranty of Material Furnished By Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.	Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.	Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

COPAS 1984 ONSHORE Recommended by the Council of Petroleum Accountants Societies

3.	Special Inventories

Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.	Expense of Conducting Inventories

A.	The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

B.	The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

EXHIBIT “2”

Attached to and made a part of that certain Unit Operating Agreement

dated effective             ,

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

INITIAL TEST WELL

1.	Location: The Initial Test Well shall be drilled at a location selected by Unit Operator and approved by the Authorized Office of the [insert name of appropriate office].

2.	Depth: The Initial Test Well shall be drilled conformably with the terms of Article 9 of the [insert name of unit] Unit Agreement.

3.	Costs: All costs and expenses incurred in connection with the Initial Test Well, including drilling, testing and completing into the tanks, if an oil well, or through gas separator, if a gas producer, and plugging and abandoning, if a dry hole, shall be borne and paid for by [insert name of proposing participating party] and such other parties hereto as agreed to bear such costs in accordance with the separate agreement among themselves and where applicable subject to the investment provisions or Article 13 of this Agreement. Unit Operator shall provide parties in the proposed participation area of the Initial Well an AFE giving parties 30 days after receipt of AFE to elect to participate in the Initial Well. Any cash contributions received towards the drilling of the Initial Test Well shall belong to the parties sustaining the risk of drilling the Initial Test Well.

4.	Title Examination Area: The title examination area for the Initial Test Well shall be an area surrounding the location of such well as may be designated by the Unit Operator.

5.	Cost of Title Examination: The cost of title examination shall be charged as a cost of drilling the Initial Test Well.

6.	Deepening and Plugging Back: In the absence of any agreement to the contrary, the attempted completion, deepening or plugging back, and abandonment of the Initial Test Well shall be governed by the provisions of Section 9.3 of this Agreement.

EXHIBIT “3”

Attached to and made a part of that certain Unit Operating Agreement

dated effective             ,

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

INSURANCE

For Operations by Unit Operator: The Unit Operator shall carry for the benefit of the joint account insurance to cover the Unit Operator’s operations on the lands covered by this Agreement as follows:

1.	Worker’s Compensation Insurance providing coverage for statutory benefits in the State(s) where work is to be performed under the Agreement and as may be required by local law in the operation area in which Unit Operator may become legally obligated to pay benefits. Where operations hereunder involve activity on or near any waterway or body of water, this insurance shall be endorsed to provide coverage for the benefits prescribed under the U.S. Longshore and Harbor Workers’ Act and Outer Continental Shelf Lands Act, as amended.

2.	Employer’s Liability Insurance with limits of not less than $1,000,000 each Accident for Bodily Injury by Accident and $1,000,000 each employee and $1,000,000 Policy Limit for Bodily Injury by Disease. Where operations hereunder involve activity in or over any waterway or body of water, this insurance shall be endorsed to provide Maritime Coverage for the master and members of the crew of any vessel with limits of not less than $1,000,000 each accident for Bodily Injury by Accident and $1,000,000 aggregate for Bodily Injury by Disease, including transportation, wages, maintenance and cure.

3.	Commercial General (Public) Liability Insurance with limits of not less than $1,000,000 Each Occurrence, $2,000,000 General Aggregate for Bodily Injury and Property Damage combined. Such insurance shall be written on an “occurrence” form.

4.	Business (Public) Automobile Liability Insurance for all vehicles owned, leased, hired and non-owned by Unit Operator with a limit of not less than $1,000,000 Each Occurrence for Bodily Injury and Property Damage combined.

Unit Operator shall not carry physical damage insurance on jointly-owned property, it being understood and agreed that each party will be responsible for its own interest in such properties and will assume its portion of any loss that occurs. Unit Operator shall promptly notify Non-Operator in writing of all losses involving damage to jointly-owned property in excess of $10,000.

Unit Operator shall submit to Non-Operators memorandum of insurance in evidence of the above coverage, if requested.

For the protection of the parties, Unit Operator shall require contractors and subcontractors performing services and/or work as a result of the Agreement, to obtain and maintain all insurance and bonds as may be required by any applicable law, regulation, rule or contract and any other insurance and bonds Unit Operator deems prudent to require. To the extent possible, any indemnities Unit Operator is able to obtain from contractors and subcontractors shall also be for the benefit of the other parties hereto.

EXHIBIT “4”

Attached to and made a part of the Unit Operating Agreement

dated effective             , by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

EQUAL EMPLOYMENT OPPORTUNITY PROVISION

If this is attached to an Operating Agreement, the term Contractor shall refer to the Operator or Unit Operator thereunder. If this is attached to a Farmin to Farmout Agreement the term Contractor shall refer to the Farmee thereunder.

A.	Equal Opportunity

During the performance of this Agreement, Contractor agrees as follows:

(1)	Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion, or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training including apprenticeship. Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices setting forth the provisions of this non-discrimination clause.

(2)	Contractor will, in all solicitations or advertisements for employees placed by or on behalf of Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

(3)	Contractor will send to each labor union or representative or workers with which Contractor has a collective bargaining agreement or other contract or understanding, a notice advising the labor union or workers’ representatives of Contractor’s commitments under Section .202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

(4)	Contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

(5)	Contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the Secretary of Labor and his representatives for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

(6)	In the event of Contractor’s non-compliance with the non-discrimination clauses of this Agreement or with any of the such rules, regulations, or orders, this Agreement may be cancelled, terminated or suspended in whole or in part and Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

(7)	Contractor will include the provisions of paragraphs (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions, including the sanctions for non-compliance; provided, however, that in the event Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, Contractor may request the United States to enter into such litigation to protect the interests of the United States.

B.	Employee Information Reports (41 CFR 601.7)

Operator acknowledges that it may be required to file Standard Form 100(EEO-1) promulgated jointly by the Office of Federal Contract Compliance, the Equal Employment Opportunity Commission and Plans for Progress with Joint Reporting Committee, Federal Depot, Jeffersonville, Indiana, within 30 days of the date of contract award if such report has not been filed for the current year and otherwise comply with or file such other compliance reports as may be requires under Executive Order 11246, as amended, and Rules and Regulations adopted thereunder.

C.	Affirmative Action Programs (41 CFR 60-1.40)

Operator further acknowledges that Operator may be required to develop a written affirmative action compliance program as required by the Rules and Regulations approved by the Secretary of Labor under authority of Executive Order 11246 and supply Company with a copy of such program if so requests.

D.	Certification of Nonsegregated Facilities (41 CFR 60-1.8)

Contractor certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal Opportunity clause in this Agreement. As used in this certification, the term “segregated facilities” means, any waiting room, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise. Contractor’s policies and practices must assure appropriate physical facilities to both sexes. It further agrees that (except where Operator has obtained identical certifications from proposed contractors and subcontractors for specific time periods) it will obtain identical certifications from proposed contractors and subcontractors prior to the award of contracts or subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity clause; that it will retain such certifications in its files; and that it will forward the following notice to such proposed contractors and subcontractors (except where the proposed contractors or subcontractors have submitted identical certifications for specific time periods): NOTICE TO PROSPECTIVE SUBCONTRACTS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES. A Certificate of Nonsegregated Facilities as required by the May 21, 1968, order of Elimination of Segregated Facilities by the Secretary of Labor (33 Fed.Reg.7804, May 28, 1968) must be submitted prior to the award of a contract or subcontract exceeding $10,000 which is not exempt fro the provisions of the Equal Opportunity clause. The certification may be submitted either for each contract and subcontract or for all contracts and subcontracts during a period (i.e., quarterly, semiannually, or annually). (Note: The penalty for making false statement in offers is prescribed in 18 U.S.C. 1001.)

E.	Listing of Employment Openings (41 CFR 50-250)

Contractor agrees to comply with the rules and regulations of the Department of Labor concerning the listing of employment openings, including the contract clause set for the in 41 CFR 50-250.2, which clause is incorporated herein by reference. Operator also agrees to place the foregoing provision in any subcontract directly under this Agreement.

F	Employment of Handicapped Individuals

In employing persons to carry out this Agreement, Contractor will take affirmative action to employ and advance in employment qualified handicapped individuals as defined in Section 7(6) of the Federal Rehabilitation Act of 1973.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “5”

Attached to and made a part of that certain Unit Operating Agreement dated effective

By and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

PAID-UP

OIL and GAS LEASE

THIS LEASE AGREEMENT is made and entered into effective the            day of            20          , by and between            whose mailing address is           ,           ,                       hereinafter called Lessor (whether one or more) and             , whose mailing address is             , hereinafter called Lessee:

WITNESSETH:

1. Lessor, in consideration of Ten and More Dollars ($10.00 & More) in hand paid, receipt, of which is hereby provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of exploring for, developing, producing, transporting and marketing oil, gas and other substances covered hereby on the leased premises as hereinafter described, or lands pooled or unitized herewith, in primary and/or enhanced recovery. Lessee shall have the right of ingress and egress along with the right to conduct such operations on the leased premises as may be reasonably necessary for such purposes, including but not limited to geophysical operations, the drilling of wells, and the construction and use of roads, canals, pipelines, tanks, water wells, disposal wells, injection wells, pits, electric and telephone lines, power stations, and other facilities deemed necessary by Lessee to discovery, produce, store, treat and/or transport production.

The lands covered hereby, hereinafter called “leased premises”, located in the County of            of the State of Colorado are described as follows:

and containing            acres, more or less (including any interests therein which Lessor may hereinafter acquire by reversion, prescription or otherwise), for the purpose of exploring for, developing, producing, transporting and marketing oil and gas, along with all hydrocarbon and non-hydrocarbon substances produced in association therewith. The term “gas” as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbon gases. In addition to the above described land, this lease and the term “leased premises” also covers accretions and any small strips or parcels of land now or hereafter owned by lessor which are contiguous or adjacent to the above-mentioned land, and, in consideration of the aforementioned cash bonus, Lessor agrees to execute at Lessee’s request any additional or supplemental instruments for a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in royalties hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

2. Terms of Lease. It is agreed that this lease shall remain in force for a term of three (3) years from this date, and as long thereafter as oil or gas of whatsoever nature or kind in paying quantities is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If at the expiration of the primary term Lessee is conducting operations for drilling or reworking on said land or shall have completed a dry hole thereon within one hundred twenty (120) days prior to the end of the primary term or, if, after the expiration of the primary term, production on said land shall cease from any cause, this lease nevertheless shall continue in force so long as operations for drilling or reworking on any existing or succeeding well are being conducted with no cessation of more than one hundred twenty (120) consecutive days and, if such operations result in production, so long thereafter as oil or gas is produced from said land. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

3. Paid-Up Lease. This is a paid-up lease. In consideration for the cash down payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term or pay any delay rentals.

4. Royalty Payment. Royalties on oil, gas and other substances produced and saved hereunder shall be paid by Lessee to Lessor as follows: (a) for oil and other liquid hydrocarbons separated at Lessee’s separator facilities, the royalty shall be [***] percent ([***]%) of such production, to be delivered at Lessee’s option to Lessor at the wellhead or to Lessor’s credit at the oil purchaser’s transportation facilities, less a proportionate part of ad valorem taxes and production, severance or other excise taxes and the costs incurred by Lessee in delivering, treating or otherwise marketing such oil and other liquid hydrocarbons, provided that Lessee shall have the continuing right to sell such production to itself or an affiliate at the wellhead market price then prevailing in the same field (or, if there is no such price then prevailing in the same field, then in the nearest field in which there is such a prevailing price) for production of similar grade and gravity; (b) for gas (including casinghead gas) and other substances covered hereby, the royalty shall be [***] percent ([***]%) of the proceeds realized by Lessee from the sale thereof less a proportionate part of ad valorem taxes and production, severance, or other excise taxes and the costs incurred by Lessees in delivering, processing or otherwise marketing such gas or other substances, provided that Lessee shall have the continuing right to sell such production to itself or an affiliate at the prevailing wellhead market price paid for production of similar quality in the same field (or, if there is no such price then prevailing in the same field, then in the nearest field in which there is such a prevailing price) pursuant to comparable purchase contracts entered into on the same or nearest preceding date as the date on which Lessee commences its purchases hereunder; and (c) if after the primary term one or more wells on the leased premises or lands pooled therewith are capable of producing oil or gas or other substances covered herby in paying quantities, but such well or wells are either shut-in or production therefrom is not being sold by Lessee, such well or wells shall nevertheless be deemed to be producing in paying quantities for the purpose of maintaining this lease. If, for a period of 120 consecutive days such well or wells are shut-in or production therefrom is not sold by Lessee, then, Lessee shall pay an aggregate shut-in royalty of one dollar per acre then covered by this lease, such payment to be made to Lessor or to Lessor’s credit in or to its successors on or before the end of said 120 day period and thereafter on or before each anniversary of the end of said 120 day period during which the well or wells are shut-in or production therefrom is not being sold by Lessee; provided that if this lease is otherwise being maintained by operations, or if production is being sold by Lessee from another well or wells on the leased premises or lands pooled therewith, no shut-in royalty shall be due until the end of the 120 day period next following the cessation of such operations or production, as the case may be. Lessee may pay or tender any shut-in royalty at any time in advance of its due date to the Lessor then known to Lessee as provided in Paragraph (10) and such payment or tender shall bind all person then or thereafter claiming any part of such shut-in royalty. Lessee’s failure to properly pay shut-in royalty shall render Lessee liable for the amount due, but shall not operate to terminate this lease.

5. Pooling. Lessee shall have the right but not the obligation to pool any part of the leased premises or interest therein with any other lands or interest, as to any or all depths or zones, and as to any or all substances, covered by this lease, either prior to commencement of or during drilling or recompletion activities, or any completion of the well and may be retroactive to a prior date at Lessee’s option, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, whether or not similar pooling authority exists with respect to such other lands or interests. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. The unit formed by such pooling for an oil well (other than a “horizontal well” and/or a “horizontal completion”) shall not exceed 320 acres plus a maximum acreage tolerance of 10% and for a gas well or a “horizontal well” and/or “horizontal completion” shall not exceed 640 acres plus a maximum acreage tolerance of 10%; provided that a larger unit may be formed for an oil or gas well or a “horizontal well” and/or a “horizontal completion” to conform to any well spacing or density pattern that may be prescribed or permitted by the governmental authority having jurisdiction to do so. For purposes of the foregoing, the terms “oil well” and “gas well” shall have the meanings prescribed by applicable law or the appropriate governmental authority having jurisdiction. If no definition is so prescribed, “oil well” means a well with an initial gas/oil ratio of less than 100,000 cubic feet per barrel and “gas well” means a well with an initial gas/oil ratio of 100,000 cubic feet or more per barrel, based on a 24-hour production test conducted under normal production conditions using standard lease separator facilities or equivalent testing equipment; and the term “horizontal well” and/or “horizontal completion” shall be as defined by applicable law or the appropriate governmental authority having jurisdiction. In the absence of such a definition, a “horizontal well” and/or a “horizontal completion” shall be defined as an oil and/or gas well in which the well bore is intentionally deviated from a true vertical direction and extended to a distance of at least one hundred (100) feet of horizontal displacement. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if production, drilling or reworking operation were on the leased premises, except that the production on which Lessor’s royalty is calculated shall be that proportion of the total unit production which the net acreage covered by this lease and included in the unit bears the total gross acreage in the unit, but only to the extent such proportion of the unit production is sold by Lessee. Pooling in one or more instances shall not exhaust Lessee’s pooling rights hereunder, and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction or both, either before or after commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision, which may be retroactive to a prior date at Lessee’s option. To the extent any portion of the leased premises is included in or excluded from the unit by virtue of such revision, the proportion on which royalties are payable hereunder shall thereafter be adjusted accordingly. Lessor shall formally express Lessor’s consent to any pooling agreement or operation adopted by Lessee and approved or needed for approval by any governmental authority having jurisdiction to do so by executing the same upon request of Lessee. In absence of production in paying quantities from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date terminated. Pooling hereunder shall not constitute a cross-conveyance of interests.

6. Unitization. Lessee shall have the right but not the obligation to commit all or any part of the leased premises or interests therein to one or more unit plans or agreements for the cooperative development or operation of one or more oil and/or gas reservoirs or portions thereof, if in lessee’s judgment such plan or agreement will prevent waste and protect correlative rights, and if such plan or agreement is approved by the federal, state or local governmental authority having jurisdiction. When such a commitment is made, this lease shall be subject to the terms and conditions of the unit plan or agreement, including any formula prescribed therein for the allocation of production, and Lessor shall formally express Lessor’s consent to any cooperative or unit plan of development, or operation adopted by Lessee and approved or needed for approval by any governmental agency by executing the same upon request of Lessee.

7. Surface Operations. When requested by Lessor in writing, Lessee shall bury its pipeline below ordinary plow depth on cultivated lands. No well shall be located less than 300 feet from any house or barn now on the leased premises or other lands of Lessor used by Lessee hereunder, without Lessor’s consent, and Lessee shall pay for actual damage caused by its operations to buildings and other improvements now on the leased premises or such other lands, and to commercial timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises or such other lands during the term of this lease or within a reasonable time thereafter. Lessee may use free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor’s wells or ponds. Lessee shall have the right free of cost to drill and maintain one or more water wells for Lessee’s use hereunder.

8. Intentionally Deleted.

9. Proportionate Reductions. If Lessor owns less than the full mineral estate in all or any part of the leased premises, payment of royalties and shut-in royalties hereunder shall be reduced to the proportion that Lessor’s interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

10. Ownership Changes. The interest of either Lessor or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part, by area and/or by depth or zone, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors and assigns. No change in Lessor’s ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee’s usual form of division order. In the event of the death of any person entitled to royalties or shut-in royalties hereunder, Lessee may pay or tender such royalties or shut-in royalties to the credit of decedent or decedent’s estate. If at any time two or more persons are entitled to royalties or shut-in royalties hereunder, Lessee may pay or tender such royalties or shut-in royalties to such persons or to their credit, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part, Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender royalties and shut-in royalties hereunder shall be divided between Lessee and the transferee in proportion to the net acreage interest in this lease then held by each.

11. Release of Lease. Lessee may, at any time and from time to time, deliver to Lessor or file of record a written release of this lease as to a full or undivided interest in all or any portion of the area covered by this lease or any depths or zones thereunder, and shall thereupon be relieved of all obligations thereafter arising with respect to the interest so released. If Lessee releases less than all of the interest or area covered hereby, Lessee’s obligation to pay or tender royalties and shut-in royalties shall be proportionately reduced in accordance with the net acreage interest retained hereunder.

12. Regulation and Delay. Lessee’s obligations under this lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction, including restrictions on the drilling and production of wells, and regulation of the price or transportation of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed by such laws, rules, regulations or order, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel, access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or if Lessee is engaged in activity for the design, acquisition, construction, repair or re-construction of transportation and/or processing facilities or by any other cause not reasonably within Lessee’s control, this lease shall not be terminated because of such prevention or delay, and at Lessee’s option, the period of such prevention or delay shall be added to the term hereof. Lessee shall not be liable for breach of any express or implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. Breach or Default. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 180 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or canceled in whole or in part unless Lessee is given a reasonable time after said judicial determination to remedy the breach or default and Lessee fails to do so.

14. Warranty of Title. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder by through and under Lessor but not otherwise, and agrees that Lessee at Lessee’s option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and in addition to its other rights, may reimburse itself out of any royalties or shut-in royalties otherwise payable to Lessor hereunder in the event Lessee is made aware of any claim inconsistent with Lessor’s title, Lessee may suspend the payment of royalties and shut-in royalties hereunder, without interest, until Lessee has been furnished satisfactory evidence that such claim has been resolved.

15. Intentionally Deleted.

16. Intentionally Deleted.

IN WITNESS WHEREOF, this lease is executed to be effective as of the date first written above, but upon execution shall be binding on the signatory and the signatory’s heirs, devisees, executors, administrators, successors and assigns, whether or not this lease has been executed by all parties herein above named as Lessor.

LESSOR (WHETHER ONE OR MORE):

ACKNOWLEDGMENT

STATE OF	)
;ss
COUNTY OF	)

On this            day of            2012, before me, the undersigned Notary Public in and for said county and state personally appeared          , known to me to be the person(s) whose names are subscribed to the foregoing instrument, and acknowledged that the same was executed and delivered as           free and voluntary act for the purposes therein set forth.

In witness whereof I hereunto set my hand and official seal as of the date hereinabove stated.

Notary Public	My Commission Expires
Address:

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT – 1992	AMERICAN ASSOCIATION OF PETROLEUM LANDMEN APPROVED FORM A.A.P.L. NO. 610-E

INSTRUCTIONS FOR USE OF GAS BALANCING AGREEMENT FORM

GENERAL

This Gas Balancing Agreement form is intended to be used as Exhibit “E” to the 1977, 1982 and 1989 A.A.P.L. Form 610 Model Form Operating Agreements. It is also generally suitable for use with other forms of operating agreements. However, before using this form, both it and the operating agreement in question should be reviewed and revised as required to ensure consistency.

If this form is used as an exhibit to an A.A.P.L. Form 610 Model Form Operating Agreement or other operating agreement, the provisions in Section 15 (Counterparts), the “IN WITNESS WHEREOF” paragraph on page 6 and the signature lines and acknowledgments on page 7 should be omitted.

This Gas Balancing Agreement may also be executed as a separate agreement for properties covered by an existing operating agreement where there is no gas balancing agreement or where the one employed is deemed inadequate. In that event, the properties subject to the form will have to be described, and the provisions of Section 15 (Counterparts), the “IN WITNESS WHEREOF” on page 6 and the signature lines and acknowledgments will have to be employed.

The description of the area covered by the Agreement may be included in the definition of the Balancing Area in Section 1.02. Care should be taken in drafting this description, however, because it may be desirable to cover more than one Balancing Area. Such a definition might, for example, read as follows:

Each well subject to that Operating Agreement dated             covering that certain Operating Agreement by and between Quicksilver Resources, Inc. and SWEPI LP covering SWAN AMI in Moffat and Routt County, Colorado. that produces gas or is allocated a share of gas production. If a single well is completed in two or more reservoirs, such well shall be considered a separate well with respect to, but only with respect to, each reservoir from which the gas production is not commingled in the wellbore.

This Gas Balancing Agreement contains both “alternative” and “optional” provisions. In the case of alternative provisions, it will generally be necessary to select one alternative in order to make the Gas Balancing Agreement effective. Provisions which are designated as optional (or as Option 1, 2, etc.) may or may not be used. Note that, in order for an Alternative or Option to be selected and effective, it must be checked. If, however, an Alternative is not selected, “Alternative 1” in each instance will be deemed to have been adopted by the Parties, but if an Option is not selected, it will not form a part of the Gas Balancing Agreement. See Section 12.6.

HEADING—Indicate the applicable Operating Agreement and other information. If the Gas Balancing Agreement is to be used without an Operating Agreement, the heading on page 1 should be modified appropriately, and the following references to the “Operating Agreement” should be deleted or modified appropriately: Section 1.12; Section 7.1; Section 9; Section 12.4; Section 13.1; and Section 13.2.

SECTION 1.02—Select the Balancing Area to be used, or insert a description of the Balancing Area. As a general rule, the use of a mineral lease as a Balancing Area will only be appropriate in certain situations involving offshore wells.

SECTION 1.16—This definition should be used only if one of the optional seasonal limitation provisions in Section 4.2 is employed. The specific months during which makeup is to be restricted should be included, e.g., “the months of November, December, and the following January and February.”

SECTION 2.1—The parties should decide whether the basis of balancing in the Balancing Area will be in Mcfs or MMBtus. One of the two Alternatives stipulated MUST be selected to avoid an automatic election that Alternative 1 applies.

SECTION 2.2—Since most gas is now decontrolled, the primary purpose of this provision is to provide for separate application of the form to different price categories in the event that price controls are imposed in the future by governmental entity.

SECTION 3.5—This provision is intended to limit Overproduction in order to keep a Party from getting too far out of balance. It should be noted that this Section will only have an impact if a Party owns less than a 1/3 working interest in the Balancing Area, since under it a party owning a 1/3 interest will be entitled to take 300%, x 1/3 = 100%.

SECTION 4.1—Select the number of days’ notification that an Underproduced Party must give prior to making up Gas. Also, indicate the percentage of each Overproduced Parties’ Gas that Underproduced Parties will be allowed to make up. The percentages should be identical.

SECTION 4.2—The form sets out two Options for imposing seasonal limitations on making up Gas. It should be noted that it is NOT required that any seasonal limitation be included. If Option 1 is selected, select the number of months prior to the Winter Period that will be used to determine how much Gas an Underproduced Party may make up during the Winter Period. This number and the number of months in the Winter Period (as defined in Section 1.16) should add up to 12 or less. If Option 2 is selected, indicate the percentage of an Overproduced Party’s Gas that an Underproduced Party may make up during the Winter Period. This percentage should be lower than the percentage set out in Section 4.1.

SECTION 4.3—Select the percentage of an Overproduced Party’s Gas which it should be required to make available for make up once it has produced all of its share of ultimately recoverable reserves. This percentage should be greater than the percentage set out in Section 4.1.

SECTION 6.2—One of the two Alternatives stipulated MUST be selected as the basis upon which Royalty is to be calculated and paid in order to avoid an automatic election that Alternative 1 applies.

SECTION 7.3—One of the two Alternatives stipulated for payment of amounts due under a cash settlement MUST be selected in order to avoid an automatic election that Alternative 1 applies. Note that Section 7.3.1 is optional, and may ONLY be used with Section 7.3, Alternative 2.

SECTION 7.4—One of the two alternatives stipulated for determining proceeds received by an Overproduced Party for cash settlement purposes MUST be selected in order to avoid an automatic election that Alternative 1 applies.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

SECTION 7.5.1 through 7.5.2—Before selecting any of these provisions, the Parties should review the relevant gas processing arrangements for the Gas. Section 7.5.2, Option 1, contemplates that all wellhead MMBtus of Overproduction(will be valued at the gas price per MMBtu received by the Overproduced Party, without regard to whether any of the gas may have been processed. Section 7.5.2, Option 2, on the other hand, would include any enhanced or impaired values resulting from processing in calculating a valuation for the Overproduction. Note that if Section 7.5.2, Option 1, is selected, and residue gas to be sold on an MMBtu basis, it will be necessary to measure the number of MMBtus produced at the well (even if the parties have elected to balance on Mcfs), in order to determine the total value of Overproduction.

SECTION 7.7—Select the interest rate payable for unpaid amounts owed pursuant to a cash settlement.

SECTION 7.9—In the event that the parties anticipate that Overproduction may be subject to a potential refund by an appropriate governmental authority, the Parties may choose this provision.

SECTION 7.10- If the Parties adopt this provision, an Overproduced Party may make a cash settlement with Underproduced Parties for all or part of outstanding gas imbalances as often as once every twenty-four (24) months.

SECTION 8—Select the number of days’ prior notification required for well tests, as well as the length of such tests.

SECTION 12.9—Select the appropriate method for computing and reporting income to the Internal Revenue Service based on the “entitlements” or “sales” methods.

SECTION 13—The purpose of this Section is to stipulate the rights of Parties in the event that any Party sells, exchanges, transfers or assigns its interest in the Balancing Area.

SECTION 14—This provision is intended to provide the Parties an opportunity to modify or supplement any of the Gas balancing Agreement’s provisions.

SECTION 15—This provision is to be utilized ONLY if the Gas Balancing Agreement is NOT agreed to contemporaneously with the execution of an A.A.P.L. Form 610 Model Form Operating Agreement or another suitable operating agreement. If the Gas Balancing Agreement is agreed to contemporaneously with any such operating agreement, Section 15 should be omitted. Otherwise, the Parties must determine the appropriate Percentage Interest which must execute the form to make it effective and the date by which such interests must execute it.

SIGNATURE ELEMENT—The “IN WITNESS WHEREOF,” signature and attest/witness elements are ONLY to be utilized if the Gas Balancing Agreement is NOT agreed to contemporaneously with the execution of an A.A.P.L. Form 610 Model Form Operating Agreement or another suitable operating agreement. If the Gas Balancing Agreement is agreed to contemporaneously with any such operating agreement, the “IN WITNESS WHEREOF,” signature and attest/witness elements should be omitted. Otherwise, these items should be completed in an appropriate fashion, and any appropriate amendment made to the heading of the Gas Balancing Agreement.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992	AMERICAN ASSOCIATION OF PETROLEUM LANDMEN APPROVED FORM A.A.P.L. NO. 610-E

NOTE: Instructions For Use of Gas Balancing Agreement MUST be reviewed before finalizing this document.

EXHIBIT “6”

GAS BALANCING AGREEMENT (“AGREEMENT”)

ATTACHED TO AND MADE PART OF THAT CERTAIN

UNIT OPERATING AGREEMENT DATED                     BY AND BETWEEN                    , (“OPERATING AGREEMENT”) RELATING TO THE                     AREA,                     COUNTY, STATE OF COLORADO.

1.	DEFINITIONS

The following definitions shall apply to this Agreement:

1.01	“Arm’s Length Agreement” shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

1.02	“Balancing Area” shall mean (select one):

☒	each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well.

1.03	“Full Share of Current Production” shall mean the Percentage Interest of each Party in the Gas actually produced from the Balancing Area during each month.

1.04	“Gas” shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. “Gas” does not include gas used in joint operations, such as for fuel, recycling or reinjection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

1.05	“Makeup Gas” shall mean any Gas taken by an Underproduced Party from the Balancing Area in excess of its Full Share of Current Production, whether pursuant to Section 3.3 or Section 4.1 hereof.

1.06	“Mcf” shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

1.07	“MMBtu” shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

1.08	“Operator” shall mean the individual or entity designated under the terms of the Operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing Area.

1.09	“Overproduced Party” shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Percentage interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.10	“Overproduction” shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

1.11	“Party” shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors, transferees and assigns.

1.12	“Percentage Interest” shall mean the percentage or decimal interest of each Party in the Gas produced from the Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

1.13	“Royalty” shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

1.14	“Underproduced Party” shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

1.15	“Underproduction” shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

2.	BALANCING AREA

2.1 If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area measured in (Alternative 1) (Alternative 2)  ☒ MMBtus.

2.2 In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

3.	RIGHT OF PARTIES TO TAKE GAS

3.1 Each Party desiring to take Gas will notify the Operator, or cause the Operator to be notified, of the volumes nominated, the name of the transporting pipeline and the pipeline contract number (if available) and meter station relating to such delivery, sufficiently in advance for the Operator, acting with reasonable diligence, to meet all nomination and other requirements. Operator is authorized to deliver the volumes so nominated and confirmed (if confirmation is required) to the transporting pipeline in accordance with the terms of this Agreement.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

3.2 Each Party shall make a reasonable, good faith effort to take its Full Share of Current Production each month, to the extent that such production is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production.

3.3 When a Party fails for any reason to take its Full Share of Current Production (as such Share may be reduced by the right of the other Parties to make up for Underproduction as provided herein), the other Parties shall be entitled to take any Gas which such Party fails to take. To the extent practicable, such Gas shall be made available initially to each Underproduced Party in the proportion that its Percentage Interest in the Balancing Area bears to the total Percentage Interests of all Underproduced Parties desiring to take such Gas. If all such Gas is not taken by the Underproduced Parties, the portion not taken shall then be made available to the other Parties in the proportion that their respective Percentage Interests in the Balancing Area bear to the total Percentage Interests of such Parties.

3.4 All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is underproduced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking Party.

3.5 Notwithstanding the provisions of Section 3.3 hereof, no Overproduced Party shall be entitled in any month to take any Gas in excess of three hundred percent (300%) of its Percentage Interest of the Balancing Area’s then-current Maximum Monthly Availability; provided, however, that this limitation shall not apply to the extent that it would preclude production that is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production. “Maximum Monthly Availability” shall mean the maximum average monthly rate of production at which Gas can be delivered from the Balancing Area, as determined by the Operator, considering the maximum efficient well rate for each well within the Balancing Area, the maximum allowable(s) set by the appropriate regulatory agency, mode of operation, production facility capabilities and pipeline pressures.

3.6 In the event that a Party fails to make arrangements to take its Full Share of Current Production required to be produced to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production, the Operator may sell any part of such Party’s Full Share of Current Production that such Party fails to take for the account of such Party and render to such Party, on a current basis, the full proceeds of the sale, less any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of such Full Share of Current Production. In making the sale contemplated herein, the Operator shall be obligated only to obtain such price and conditions for the sale as are reasonable under the circumstances and shall not be obligated to share any of its markets. Any such sale by Operator under the terms hereof shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one year. Notwithstanding the provisions of Article 3.4 hereof, Gas sold by Operator for a Party under the provisions hereof shall be deemed to be Gas taken for the account of such Party.

4. IN-KIND BALANCING

4.1 Effective the first day of any calendar month following at least thirty (30) days’ prior written notice to the Operator, any Underproduced Party may begin taking, in addition to its Full Share of Current Production and any Makeup Gas taken pursuant to Section 3.3 of this Agreement, a share of current production determined by multiplying twenty-five percent (25%) during all seasons of the Full Shares of Current Production of all Overproduced Parties by a fraction, the numerator of which is the Percentage Interest of such Underproduced Party and the denominator of which is the total of the Percentage Interests of all Underproduced Parties desiring to take Makeup Gas. In no event will an Overproduced Party be required to provide more than twenty-five percent (25%) during the winter months and fifty percent (50%) the remaining months of its Full Share of Current Production for Makeup Gas. The Operator will promptly notify all Overproduced Parties of the election of an UnderproducedParty to begin taking Makeup Gas.

5. STATEMENT OF GAS BALANCES

5.1 The Operator will maintain appropriate accounting on a monthly and cumulative basis of the volumes of Gas that each Party is entitled to receive and the volumes of Gas actually taken or sold for each Party’s account. Within forty-five (45) days after the month of production, the Operator will furnish a statement for such month showing (1) each Party’s Full Share of Current Production, (2) the total volume of Gas actually taken or sold for each Party’s account, (3) the difference between the volume taken by each Party and that Party’s Full Share of Current Production, (4) the Overproduction or Underproduction of each Party, and (5) other data as recommended by the provisions of the Council of Petroleum Accountants Societies Bulletin No.24, as amended or supplemented hereafter. Each Party taking Gas will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder.

5.2 If any Party fails to provide the data required herein for four (4) consecutive production months, the Operator, or where the Operator has failed to provide data, another Party, may audit the production and Gas sales and transportation volumes of the non-reporting Party to provide the required data. Such audit shall be conducted only after reasonable notice and during normal business hours in the office of the Party whose records are being audited. All costs associated with such audit will be charged to the account of the Party failing to provide the required data.

6. PAYMENTS ON PRODUCTION

6.1 Each Party taking Gas shall pay or cause to be paid all production and severance taxes due on all volumes of Gas actually taken by such Party.

Except as otherwise provided in Article XVI of the Operating Agreement,

6.2 ☒ (Alternative 2—Sales) / each Party shall pay or cause to be paid Royalty due with respect to Royalty owners to whom it is accountable based on the volume of Gas actually taken for its account.

6.3 In the event that any governmental authority requires that Royalty payments be made on any other basis than that provided for in this Section 6, each Party agrees to make such Royalty payments accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

7. CASH SETTLEMENTS

7.1 Upon the earlier of the plugging and abandonment of the last producing interval in the Balancing Area, the termination of the Operating Agreement or any pooling or unit agreement covering the Balancing Area, or at any time no Gas is taken from the Balancing Area for a period of twelve (12) consecutive months, any Party may give written notice calling for cash settlement of the Gas production imbalances among the Parties. Such notice shall be given to all Parties in the Balancing Area.

7.2 Within sixty (60) days after the notice calling for cash settlement under Section 7.1, the Operator will distribute to each Party a Final Gas Settlement Statement detailing the quantity of Overproduction owed by each Overproduced Party to each Underproduced Party and identifying the month to which such Overproduction is attributed, pursuant to the methodology set out in Section 7.4.

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

7.3 ☒ (Alternative 2—Settlement Through Operator) Within sixty (60) days after receipt of the Final Gas Settlement Statement, each Overproduced Party will send its cash settlement, accompanied by appropriate accounting detail, to the Operator. The Operator will distribute the monies so received, along with any settlement owed by the Operator as an Overproduced Party, to each Underproduced Party to whom settlement is due within ninety (90) days after issuance of the Final Gas Settlement Statement. In the event that any Overproduced Party fails to pay any settlement due hereunder, the Operator may turn over responsibility for the collection of such settlement to the Party to whom it is owed, and the Operator will have no further responsibility with regard to such settlement.

7.4 ☒ (Alternative 1—Historical Sales Basis) The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm’s Length Agreement for the Gas taken from time to time by the Overproduced Party in excess of the Overproduced Party’s Full Share of Current Production. Any Makeup Gas taken by the Underproduced Party prior to monetary settlement hereunder will be applied to offset Overproduction chronologically in the order of accrual.

7.5 The values used for calculating the cash settlement under Section 7.4 will include all proceeds received for the sale of the Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any Royalty actually paid by the Overproduced Party to an Underproduced Party’s Royalty owner(s), to the extent said payments amounted to a discharge of said Underproduced Party’s Royalty obligation, as well as any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

7.6 To the extent the Overproduced Party did not sell all Overproduction under an Arm’s Length Agreement, the cash settlement will be based on the weighted average price received by the Overproduced Party for any gas sold from the Balancing Area under Arm’s Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm’s Length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales prices published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

7.7 Interest compounded at the rate of zero percent (0%) per annum or the maximum lawful rate of interest applicable to the Balancing Area, whichever is less, will accrue for all amounts due under Section 7.1 beginning the first day following the date payment is due pursuant to Section 7.3. Such interest shall be borne by the Operator or any Overproduced Party in the proportion that their respective delays beyond the deadlines set out in Sections 7.2 and 7.3 contributed to the accrual of the interest.

7.8 In lieu of the cash settlement required by Section 7.3, an Overproduced Party may deliver to the Underproduced Party an offer to settle its Overproduction in-kind and at such rates, quantities, times and sources as may be agreed upon by the Underproduced Party. If the Parties are unable to agree upon the manner in which such in-kind settlement gas will be furnished within sixty (60) days after the Overproduced Party’s offer to settle in kind, which period may be extended by agreement of said Parties, the Overproduced Party shall make a cash settlement as provided in Section 7.3. The making of an in-kind settlement offer under this Section 7.8 will not delay the accrual of interest on the cash settlement should the Parties fail to reach agreement on an in-kind settlement.

8. TESTING

Notwithstanding any provision of this Agreement to the contrary, any Party shall have the right, from time to time, to produce and take up to one hundred percent (100%) of a well’s entire Gas stream to meet the reasonable deliverability test(s) required by such Party’s Gas purchaser, and the right to take any Makeup Gas shall be subordinate to the right of any Party to conduct such tests; provided, however, that such tests shall be conducted in accordance with prudent operating practices only after thirty (30) days’ prior written notice to the Operator and shall last no longer than seventy-two (72) hours.

9. OPERATING COSTS

Nothing in this Agreement shall change or affect any Party’s obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Balancing Area, as its share thereof is set forth in the Operating Agreement, irrespective of whether any Party is at any time selling and using Gas or whether such sales or use are in proportion to its Percentage Interest in the Balancing Area.

10. LIQUIDS

The Parties shall share proportionately in and own all liquid hydrocarbons recovered with Gas by field equipment operated for the joint account in accordance with their Percentage Interests in the Balancing Area.

11. AUDIT RIGHTS

Notwithstanding any provision in this Agreement or any other agreement between the Parties hereto, and further notwithstanding any termination or cancellation of this Agreement, for a period of two (2) years from the end of the calendar year in which any information to be furnished under Section 5 or 7 hereof is supplied, any Party shall have the right to audit the records of any other Party regarding quantity, including but not limited to information regarding Btu-content. Any Underproduced Party shall have the right for a period of two (2) years from the end of the calendar year in which any cash settlement is received pursuant to Section 7 to audit the records of any Overproduced Party as to all matters concerning values, including but not limited to information regarding prices and disposition of Gas from the Balancing Area. Any such audit shall be conducted at the expense of the Party or Parties desiring such audit, and shall be conducted, after reasonable notice, during normal business hours in the office of the Party whose records are being audited. Each Party hereto agrees to maintain records as to the volumes and prices of Gas sold each month and the volumes of Gas used in its own operations, along with the Royalty paid on any such Gas used by a Party in its own operations. The audit rights provided for in this Section 11 shall be in addition to those provided for in Section 5.2 of this Agreement.

12. MISCELLANEOUS

12.1 As between the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any gas sales contract, or in the event of any conflict between the provisions of this Agreement and the provisions of the Operating Agreement, the provisions of this Agreement shall govern.

12.2 Each Party agrees to defend, indemnify and hold harmless all other Parties from and against any and all liability for any claims, which may be asserted by any third party which now or hereafter stands in a contractual relationship with such indemnifying Party and which arise out of the operation of this Agreement or any activities of such indemnifying Party under the provisions of this Agreement, and does further agree to save the other Parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

12.3 Except as otherwise provided in this Agreement, Operator is authorized to administer the provisions of this Agreement, but shall have no liability to the other Parties for losses sustained or liability incurred which arise out of or in connection with the performance of Operator’s duties hereunder, except such as may result from Operator’s gross negligence or willful misconduct. Operator shall not be liable to any Underproduced Party for the failure of any Overproduced Party, (other than Operator) to pay any amounts owed pursuant to the terms hereof.

12.4 This Agreement shall remain in full force and effect for as long as the Operating Agreement shall remain in force and effect as to the Balancing Area, and thereafter until the Gas accounts between the Parties are settled in full, and shall inure to the benefit of and be binding upon the Parties hereto, and their respective heirs, successors, legal representatives and assigns, if any. The Parties hereto agree to give notice of the existence of this Agreement to any successor in interest of any such Party and to provide that any such successor shall be bound by this Agreement, and shall further make any transfer of any interest subject to the Operating Agreement, or any part thereof, also subject to the terms of this Agreement.

12.5 Unless the context clearly indicates otherwise, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

12.6 In the event that any “Optional” provision of this Agreement is not adopted by the Parties to this Agreement by a typed, printed or handwritten indication, such provision shall not form a part of this Agreement, and no inference shall be made concerning the intent of the Parties in such event. In the event that any “Alternative” provision of this Agreement is not so adopted by the Parties, Alternative 1 in each such instance shall be deemed to have been adopted by the Parties as a result of any such omission. In those cases where it is indicated that an Optional provision may be used only if a specific Alternative is selected: (i) an election to include said Optional provision shall not be effective unless the Alternative in question is selected; and (ii) the election to include said Optional provision must be expressly indicated hereon, it being understood that the selection of an Alternative either expressly or by default as provided herein shall not, in and of itself, constitute an election to include an associated Optional provision.

12.7 This Agreement shall bind the Parties in accordance with the provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

12.8 If contemporaneously with this Agreement becoming effective, or thereafter, any Party requests that any other Party execute an appropriate memorandum or notice of this Agreement in order to give third parties notice of record of same and submits same for execution in recordable form, such memorandum or notice shall be duly executed by the Party to which such request is made and delivered promptly thereafter to the Party making the request. Upon receipt, the Party making the request shall cause the memorandum or notice to be duly recorded in the appropriate real property or other records affecting the Balancing Area.

SEE SECTION 14.2 BELOW

13. ASSIGNMENT AND RIGHTS UPON ASSIGNMENT

13.1 Subject to the provision of Section 13.2 hereof, and notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (including any sale, exchange or other transfer) any of its working interest in the Balancing Area when such Party is an Underproduced or Overproduced Party, the assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the Gas, all rights to receive or obligations to provide or take Makeup Gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Party shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

13.2 The provisions of this Section 13 shall not be applicable in the event any Party mortgages its interest or disposes of its interest by merger, reorganization, consolidation or sale of substantially all of its assets to a subsidiary or parent company, or to any company in which any parent or subsidiary of such Party owns a majority of the stock of such company.

14. OTHER PROVISIONS

14.1 By the signing of the Operating Agreement, it is the intent of each Party to be bound by the terms and provisions of this Agreement.

14.2 In accordance with IRS Regulation Section 1.761.-2(d)(2)(i), all Parties agree to use the cumulative gas balancing method, as described in Internal Revenue Service Regulation Section 1.761-2(d) (3), to compute and report taxable income.

14.3 In the event there is any conflict between the provisions of the governing Operating Agreement and the provisions of this Agreement, the provisions of this Agreement shall prevail.

EXHIBIT “8”

Attached to and made part of that certain Unit Operating Agreement

dated effective             , by and between

Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

Recording Supplement

The parties signatory to this Recording Supplement (“Parties”) have entered into a modified Rocky Mountain Unit Operating Agreement (the “Operating Agreement”) dated             , covering the following lands in Routt County and Moffat County, Colorado (the “Contract Area”).

[Insert lands and leases to be covered.]

The Operating Agreement designates             as Operator, and             as Non-Operator.

The Operating Agreement contains an Accounting Procedure, along with provisions giving the Parties mutual liens and security interests where one or more Parties become debtors to one or more other Party(ies).

This Recording Supplement incorporates by reference all of the terms and conditions of the Operating Agreement, including but not limited to the lien and security interest provisions. A complete copy of the Operating Agreement may be obtained at the offices of the Operator.

This Recording Supplement is placed of record for the purpose of placing all persons on notice of the existence of the Operating Agreement and to secure and perfect the mutual liens and security interests of the parties hereto.

The Operating Agreement shall be deemed to be binding on Operator and Non-Operators and their successors and assigns, and in full force and effect until modified, or the leasehold subject thereto expires. All modifications may be evidenced by an amendment to this Recording Supplement being placed of record.

This Recording Supplement may be executed in one more counterparts and all of the counterparts shall together constitute one instrument. For purposes of recording, only one copy of this Memorandum of Operating Agreement and Financing Statement with individual signature pages attached thereto needs to be filed of record.

This Recording Supplement is signed by Parties as of the date of Acknowledgment of their signatures below, but is deemed effective for all purposes as of             .

OPERATOR	Witnesses:

By:
Name:
Title:

NON-OPERATOR

By:
Name:
Title:

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

BEFORE ME, the undersigned authority, on this day personally appeared            as             of SWEPI LP known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, individually and as the act and deed of said partnership and in the capacity therein stated.

Given under my hand and seal of office this             day of             20            .

My Commission Expires:

Notary Public for the State of Texas

STATE OF TEXAS	)
	)	ss.
COUNTY OF	)

BEFORE ME, the undersigned authority, on this day personally appeared            as             of QUICKSILVER RESOURCES INC. known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, individually and as the act and deed of said corporation and in the capacity therein stated.

Given under my hand and seal of office this             day of             20            .

My Commission Expires:

Notary Public for the State of Texas

EXHIBIT “10”

Attached to and made a part of that certain Unit Operating Agreement

dated effective             ,

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

Notification

Contact the following for all notices to Quicksilver Resources Inc.:

Stan G. Page, Senior Vice President – U.S. Operations

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.5480

C: 817.917.9494

spage@qrinc.com

Chris Mundy, Vice President – Chief Reservoir Engineer

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4851

C: 682.478.7166

cmundy@qrinc.com

John Callanan, Vice President – Geology

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4885

C: 817.296.0315

jcallanan@qrinc.com

Clay Blum, Vice President – U.S. Land

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4936

C: 817.291.0648

cblum@qrinc.com

With a copy to (which shall not constitute notice hereunder):

John C. Cirone, Executive Vice President, General Counsel and Secretary

Quicksilver Resources Inc.

801 Cherry Street

Suite 3700, Unit 19

Fort Worth, Texas 76102

Ph: 817.665.4939

C: 817.233.6049

ccirone@qrinc.com

Contact the following for all notices to SWEPI LP:

Jeff Turnbull

SWEPI LP

200 North Dairy Ashford

Houston, Texas 77079

Ph: 281-544-4737

C: 713-231-3933

Jeff.Turnbull@shell.com

Matthew Holman. Expl. Project Mgr

Shell Upstream Americas

150 N. Dairy Ashford

Houston, TX 77079

Ph: 832 337 1050

C: 281 615 5821

Matthew.holman@shell.com

Andrew Frelier, Exploration Manager – U.S. West

Shell Upstream Americas

150 N. Dairy Ashford

Houston, TX 77079

Ph: 832.337.1126

C: 713.269.7394

andrew.frelier@shell.com

Carolyn Fleming

SWEPI LP

4582 South Ulster Street, Suite 500

Denver, CO 80237

Ph: 303-305-7558

C: 720-854-8809

Carolyn.Fleming@shell.com

Greg Larsen

Operations Manager

SWEPI LP

P. O. Box 1666

205 South Entertainment Lane

Pinedale, WY 82941

Ph: 307-367-7957

C: 307-231-5041

g.larsen@shell.com

EXHIBIT “11”

Attached to and made a part of that certain Unit Operating Agreement

dated effective             ,

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

Quicksilver Committed Working Interests

[To be determined]

EXHIBIT “12”

Attached to and made a part of that certain Unit Operating Agreement

dated effective             ,

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County, Colorado

SWEPI Committed Working Interests

[To be determined]

EXHIBIT F

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

FORM OF AFE

			Date	Shell Internal Control No.:
AUTHORITY FOR EXPENDITURE
WBS Number:
Internal Copy
Project Description:			WBS Number:
Prod Unit/Prospect:
Field / Plant:			WBS Number:
Lease / Well:
Pick: C or P	C=Capital	NOV Operator:	Group Investment Proposal #	Supplement Number:
Pick: JV/	Shell=100%Shell Venture	NOV AFE No.:
NOV/Shell			Budget Release Date:	Date Committed:
Shell Working Interest:		Legal Entity (Pick one)
CSO Rate:		SWEPI-Shell Western E&P LP

AUTHORITY FOR EXPENDITURE **WBS Element Description			Total Project Costs	Partner’s Share (if JV Project)	Shell Share of Billable Costs	Non-Billable Costs (NB)	Capitalized Staff Overhead (CSO)	Total Shell Share	Total Gross (Total Project +NB Costs + CSO)	USD or CAD
C.US.XSG.XG.11.103.0941A
** Site Prep/Location Construction			0	0	0	0	0	0	0	USD
Site Prep Total			0	0	0	0	0	0	0	USD
** Drilling (Long lead for casing)			0		0		0	0	0	USD
Supplement #1: Drill and case			0		0		0	0	0	USD
			0		0		0	0	0	USD
Drilling Total			0	0	0	0	0	0	0	USD
			0	0	0	0	0	0	0	USD
Completion Total			0		0		0	0	0	USD
			0		0		0	0	0	USD
Facilities Total				0	0	0	0	0	0	USD
			0		0		0	0	0	USD
Opex Total			0	0	0	0	0	0	0	USD
*			0	0	0	0	0	0	0	USD

	Project Totals:		0	0	0	0	0	0	0	USD

The Following Section will be used by SCAN to convert budgets from CAD to USD. Budget will be input to SAP in USD. If this is not a SCAN AFE, delete formulas and this section will be left blank.							Planning Conversion Rate CAD to USD: Input Conversion Rate: 0
										USD
										USD
										USD
										USD
										USD

	Project Totals:		0	0	0	0	0	0	0	USD

Itemized for Location:

Start Date:	Estimated Completion Date:		FMS Specials Category		Cost Planner Name:			Cost Planner Code:
Finance Reviewer Name:		Finance Reviewer Code			JV Accounting Reviewer:			C&JV AFE Coordinator:
Engineer/Executor:		Engineer/Executor Code:			Recommend:			Recommend:
Evidence of Approval:		Approver Name:			Evidence of Supporting Approval:			Supporting Approver Name:
(Email Approval Must be Attached)					(Email Approval Must be Attached)
Following Section used for External Partner Approval or other Shell Entities with Working Interest								Shell Partner	CSO Rate
Company	W.I.%	Partner Share	Partner Approval Signature		Title of Approver			$0	2.00%
Partner 1	0.0000%	$0						Date Approved:
Partner 2	0.0000%	$0						Date Approved:
Partner 3	0.0000%	$0						Date Approved:
Partner 4	0.0000%	$0						Date Approved:
Partner 5	0.0000%	$0						Date Approved:
Totals	0.0000%	$0						Date Approved:
For Alberta Transition Well Program Use Only			For Shell Canada Use Only
Well Licensee To Make Election			Gas Cost Allowance GCA Eligible
Pick: Yes/No:			Pick: Yes/No					Form Revision Date: 9/8/2009

EXHIBIT G-1

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

FORM OF FEDERAL UNIT AGREEMENT

UNIT AGREEMENT

FOR THE DEVELOPMENT AND OPERATION

OF THE

                    UNIT AREA

COUNTY OF

STATE OF

EXHIBIT G-1, PAGE 1

Exhibit “A”—Plat of Unit Area

Exhibit “B”—Schedule showing percentage and kind of ownership

EXHIBIT G-1, PAGE 2

UNIT AGREEMENT

FOR THE DEVELOPMENT AND OPERATION

OF THE

                    UNIT AREA

COUNTY OF

STATE OF

NO.

THIS AGREEMENT, entered into as of the     day of                     , 201    , by and between the parties subscribing, ratifying, or consenting hereto, and herein referred to as the “parties hereto,”

WITNESSETH:

WHEREAS, the parties hereto are the owners of working, royalty, or other oil and gas interests in the unit area subject to this agreement; and

WHEREAS, the Mineral Leasing Act of February 25, 1920, 41 Stat. 437, as amended, 30 U. S. C. Sec. 181 et seq., authorizes Federal lessees and their representatives to unite with each other, or jointly or separately with others, in collectively adopting and operating under a unit plan of development or operation of any oil and gas pool, field, or like area, or any part thereof for the purpose of more properly conserving the natural resources thereof whenever determined and certified by the Secretary of the Interior to be necessary or advisable in the public interest; and

WHEREAS, the parties hereto hold sufficient interests in the                     Unit Area covering the land hereinafter described to give reasonably effective control of operations therein; and

WHEREAS, it is the purpose of the parties hereto to conserve natural resources, prevent waste, and secure other benefits obtainable through development and operation of the area subject to this agreement under the terms, conditions, and limitations herein set forth;

NOW, THEREFORE, in consideration of the premises and the promises herein contained, the parties hereto commit to this agreement their respective interests in the below-defined unit area and agree severally among themselves as follows:

1. ENABLING ACT AND REGULATIONS. The Mineral Leasing Act of February 25, 1920, as amended, supra, and all valid pertinent regulations including operating and unit plan regulations, heretofore issued thereunder or valid, pertinent and reasonable regulations hereafter issued thereunder are accepted and made a part of this agreement as to Federal lands, provided such regulations are not inconsistent with the terms of this agreement; and as to non-Federal lands, the oil and gas operating regulations in effect as of the effective date hereof governing drilling and producing operations, not inconsistent with the terms hereof or the laws of the State in which the non-Federal land is located, are hereby accepted and made a part of this agreement.

2. UNIT AREA. The area specified on the map attached hereto, marked Exhibit “A,” is hereby designated and recognized as constituting the unit area, containing     ,        .     acres, more or less.

Exhibit “A” shows, in addition to the boundary of the unit area, the boundaries and identity of tracts and leases in said area to the extent known to the Unit Operator. Exhibit “B” attached hereto is a schedule showing to the extent known to the Unit Operator, the acreage, percentage, and kind of ownership of oil and gas interests in all lands in the unit area. However, nothing herein or in Exhibits “A” or “B” shall be construed as a representation by any party hereto as to the ownership of any interest other than such interest or interests as are shown in the Exhibits as owned by such

EXHIBIT G-1, PAGE 3

party. Exhibits “A” and “B” shall be revised by the Unit Operator whenever changes in the unit area or in the ownership interests in the individual tracts render such revision necessary, or when requested by the Authorized Officer, hereinafter referred to as “AO” and not less than four copies of the revised Exhibits shall be filed with the proper Bureau of Land Management office.

The above-described unit area shall when practicable be expanded to include therein any additional lands or shall be contracted to exclude lands whenever such expansion or contraction is deemed to be necessary or advisable to conform with the purposes of this agreement. Such expansion or contraction shall be effected in the following manner:

(a) Unit Operator, on its own motion (after preliminary concurrence by the AO), or on demand of the AO, shall prepare a notice of proposed expansion or contraction describing the contemplated changes in the boundaries of the unit area, the reasons therefor, any plans for additional drilling, and the proposed effective date of the expansion or contraction, preferably the first day of a month subsequent to the date of notice.

(b) Said notice shall be delivered to the proper Bureau of Land Management office, and copies thereof mailed to the last known address of each working interest owner, lessee and lessor whose interests are affected, advising that 30 days will be allowed for submission to the Unit Operator of any objections.

(c) Upon expiration of the 30-day period provided in the preceding item (b) hereof, Unit Operator shall file with the AO evidence of mailing of the notice of expansion or contraction and a copy of any objections thereto which have been filed with Unit Operator, together with an application in triplicate, for approval of such expansion or contraction and with appropriate joinders.

(d) After due consideration of all pertinent information, the expansion or contraction shall, upon approval by the AO, become effective as of the date prescribed in the notice thereof or such other appropriate date.

(e) All legal subdivisions of lands (i.e., 40 acres by Government survey or its nearest lot or tract equivalent; in instances of irregular surveys, unusually large lots or tracts shall be considered in multiples of 40 acres or the nearest aliquot equivalent thereof), no parts of which are in or entitled to be in a participating area on or before the fifth anniversary of the effective date of the first initial participating area established under this unit agreement, shall be eliminated automatically from this agreement, effective as of said fifth anniversary, and such lands shall no longer be a part of the unit area and shall no longer be subject to this agreement, unless diligent drilling operations are in progress on unitized lands not entitled to participation on said fifth anniversary, in which event all such lands shall remain subject hereto for so long as such drilling operations are continued diligently, with not more than 90 days’ time elapsing between the completion of one such well and the commencement of the next such well. All legal subdivisions of lands not entitled to be in a participating area within 10 years after the effective date of the first initial participating area approved under this agreement shall be automatically eliminated from this agreement as of said tenth anniversary. The Unit Operator shall, within 90 days after the effective date of any elimination hereunder, describe the area so eliminated to the satisfaction of the AO and promptly notify all parties in interest. All lands reasonably proved productive of unitized substances in paying quantities by diligent drilling operations after the aforesaid 5-year period shall become participating in the same manner as during said first 5-year period. However, when such diligent drilling operations cease, all non-participating lands not then entitled to be in a participating area shall be automatically eliminated effective as of the 91st day thereafter.

Any expansion of the unit area pursuant to this section which embraces lands theretofore eliminated pursuant to this subsection 2(e) shall not be considered automatic commitment or recommitment of such lands. If conditions warrant extension of the 10-year period specified in this subsection, a single extension of not to exceed 2 years may be accomplished by consent of the owners of 90% of the working interest in the current non-participating unitized lands and the owners of 60% of the basic royalty interests (exclusive of the basic royalty interests of the United States) in non-participating unitized lands with approval of the AO, provided such extension application is submitted not later than 60 days prior to the expiration of said 10-year period.

EXHIBIT G-1, PAGE 4

3. UNITIZED LAND AND UNITIZED SUBSTANCES. All land now or hereafter committed to this agreement shall constitute land referred to herein as “unitized land” or “land subject to this agreement”. All oil and gas in any and all formations of the unitized land are unitized under the terms of this agreement and herein are called “unitized substances”.

4. UNIT OPERATOR.                     is hereby designated as Unit Operator and by signature hereto as Unit Operator agrees and consents to accept the duties and obligations of Unit Operator for the discovery, development, and production of unitized substances as herein provided. Whenever reference is made herein to the Unit Operator, such reference means the Unit Operator acting in that capacity and not as an owner of interest in unitized substances, and the term “working interest owner” when used herein shall include or refer to Unit Operator as the owner of a working interest only when such an interest is owned by it.

5. RESIGNATION OR REMOVAL OF UNIT OPERATOR. Unit Operator shall have the right to resign at any time prior to the establishment of a participating area or areas hereunder, but such resignation shall not become effective so as to release Unit Operator from the duties and obligations of Unit Operator and terminate Unit Operator’s rights as such for a period of 6 months after notice of intention to resign has been served by Unit Operator on all working interest owners and the AO and until all wells then drilled hereunder are placed in a satisfactory condition for suspension or abandonment, whichever is required by the AO, unless a new Unit Operator shall have been selected and approved and shall have taken over and assumed the duties and obligations of Unit Operator prior to the expiration of said period.

Unit Operator shall have the right to resign in like manner and subject to like limitations as above provided at any time after a participating area established hereunder is in existence, but in all instances of resignation or removal, until a successor Unit Operator is selected and approved as hereinafter provided, the working interest owners shall be jointly responsible for performance of the duties of Unit Operator, and shall not later than 30 days before such resignation or removal becomes effective appoint a common agent to represent them in any action to be taken hereunder.

The resignation of Unit Operator shall not release Unit Operator from any liability for any default by it hereunder occurring prior to the effective date of its resignation.

The Unit Operator may, upon default or failure in the performance of its duties or obligations hereunder, be subject to removal by the same percentage vote of the owners of working interests as herein provided for the selection of a new Unit Operator. Such removal shall be effective upon notice thereof to the AO.

The resignation or removal of Unit Operator under this agreement shall not terminate its right, title, or interest as the owner of a working interest or other interest in unitized substances, but upon the resignation or removal of Unit Operator becoming effective, such Unit Operator shall deliver possession of all wells, equipment, materials, and appurtenances used in conducting the unit operations to the new duly qualified successor Unit Operator or to the common agent, if no such new Unit Operator is selected, to be used for the purpose of conducting unit operations hereunder. Nothing herein shall be construed as authorizing removal of any material, equipment, or appurtenances needed for the preservation of any wells.

6. SUCCESSOR UNIT OPERATOR. Whenever the Unit Operator shall tender his or its resignation as Unit Operator or shall be removed as hereinabove provided, or a change of Unit Operator is negotiated by the working interest owners, the owners of the working interests according to their respective acreage interests in all unitized land shall, pursuant to the Approval of the Parties requirements of the unit operating agreement, select a successor Unit Operator. Such selection shall not become effective until:

(a) a Unit Operator so selected shall accept in writing the duties and responsibilities of Unit Operator, and

(b) the selection shall have been approved by the AO.

If no successor Unit Operator is selected and qualified as herein provided, the AO at his election may declare this unit agreement terminated.

EXHIBIT G-1, PAGE 5

7. ACCOUNTING PROVISIONS AND UNIT OPERATING AGREEMENT. If the Unit Operator is not the sole owner of working interests, costs and expenses incurred by Unit Operator in conducting unit operations hereunder shall be paid and apportioned among and borne by the owners of working interests, all in accordance with the agreement or agreements entered into by and between the Unit Operator and the owners of working interests, whether one or more, separately or collectively. Any agreement or agreements entered into between the working interest owners and the Unit Operator as provided in this section, whether one or more, are herein referred to as the “unit operating agreement”. Such unit operating agreement shall also provide the manner in which the working interest owners shall be entitled to receive their respective proportionate and allocated share of the benefits accruing hereto in conformity with their underlying operating agreements, leases, or other independent contracts, and such other rights and obligations as between Unit Operator and the working interest owners as may be agreed upon by Unit Operator and the working interest owners; however, no such unit operating agreement shall be deemed either to modify any of the terms and conditions of this unit agreement or to relieve the Unit Operator of any right or obligation established under this unit agreement, and in case of any inconsistency or conflict between this agreement and the unit operating agreement, this agreement shall govern. Two copies of any unit operating agreement executed pursuant to this section shall be filed in the proper Bureau of Land Management office, prior to approval of this unit agreement.

8. RIGHTS AND OBLIGATIONS OF UNIT OPERATOR. Except as otherwise specifically provided herein, the exclusive right, privilege, and duty of exercising any and all rights of the parties hereto which are necessary or convenient for prospecting for, producing, storing, allocating, and distributing the unitized substances are hereby delegated to and shall be exercised by the Unit Operator as herein provided. Acceptable evidence of title to said rights shall be deposited with Unit Operator and, together with this agreement, shall constitute and define the rights, privileges, and obligations of Unit Operator. Nothing herein, however, shall be construed to transfer title to any land or to any lease or operating agreement, it being understood that under this agreement the Unit Operator, in its capacity as Unit Operator, shall exercise the rights of possession and use vested in the parties hereto only for the purposes herein specified.

9. DRILLING TO DISCOVERY. Within 6 months after the effective date hereof, the Unit Operator shall commence to drill an adequate test well at a location approved by the AO, unless on such effective date a well is being drilled in conformity with the terms hereof, and thereafter continue such drilling diligently until     feet below the top of the                     Formation has been tested or until at a lesser depth unitized substances shall be discovered which can be produced in paying quantities (to-wit: quantities sufficient to repay the costs of drilling, completing and producing operations, with a reasonable profit) or the Unit Operator shall at any time establish to the satisfaction of the AO that further drilling of said well would be unwarranted or impracticable, provided, however, that Unit Operator shall not in any event be required to drill said well to a depth in excess of     ,    feet. Until the discovery of unitized substances capable of being produced in paying quantities, the Unit Operator shall continue drilling one well at a time, allowing not more than 6 months between the completion of one well and the commencement of drilling operations for the next well, until a well capable of producing unitized substances in paying quantities is completed to the satisfaction of the AO or until it is reasonably proved that the unitized land is incapable of producing unitized substances in paying quantities in the formations drilled hereunder. Nothing in this section shall be deemed to limit the right of the Unit Operator to resign as provided in Section 5 hereof, or as requiring Unit Operator to commence or continue any drilling during the period pending such resignation becoming effective in order to comply with the requirements of this section.

The AO may modify any of the drilling requirements of this section by granting reasonable extensions of time when, in his opinion, such action is warranted.

Until the establishment of a participating area, the failure to commence a well subsequent to the drilling of the initial obligation well, or in the case of multiple well requirements, if specified, subsequent to the drilling of those multiple wells, as provided for in this (these) section(s), within the time allowed including any extension of time granted by the AO, shall cause this agreement to terminate automatically. Upon failure to continue drilling diligently any well other than the obligation well(s) commenced hereunder, the AO may, after 15 days notice to the Unit Operator, declare this unit agreement terminated. Failure to commence drilling the initial obligation well, or the first of multiple obligation wells, on time and to drill it diligently shall result in the unit agreement approval being declared invalid ab initio by the AO. In the case of multiple well requirements, failure to commence drilling the required multiple wells beyond the first well, and to drill them diligently, may result in the unit agreement approval being declared invalid ab initio by the AO.

EXHIBIT G-1, PAGE 6

10. PLAN OF FURTHER DEVELOPMENT AND OPERATION. Within 6 months after completion of a well capable of producing unitized substances in paying quantities, Operator shall submit for the approval of the AO an acceptable plan of development and operation for the unitized land which, when approved by the AO, shall constitute the further drilling and development obligations of the Unit Operator under this agreement for the period specified therein. Thereafter, from time to time before the expiration of any existing plan, the Unit Operator shall submit for the approval of the AO a plan for an additional specified period for the development and operation of the unitized land. Subsequent plans should normally be filed on a calendar year basis not later than March 1 each year. Any proposed modification or addition to the existing plan should be filed as a supplement to the plan.

Any plan submitted pursuant to this section shall provide for the timely exploration of the unitized area, and for the diligent drilling necessary for determination of the area or areas capable of producing unitized substances in paying quantities in each and every productive formation. This plan shall be as complete and adequate as the AO may determine to be necessary for timely development and proper conservation of the oil and gas resources of the unitized area and shall:

(a) specify the number and locations of any wells to be drilled and the proposed order and time for such drilling; and

(b) provide a summary of operations and production for the previous year.

Plans shall be modified or supplemented when necessary to meet changed conditions or to protect the interests of all parties to this agreement. Reasonable diligence shall be exercised in complying with the obligations of the approved plan of development and operation. The AO is authorized to grant a reasonable extension of the 6 month period herein prescribed for submission of an initial plan of development and operation where such action is justified because of unusual conditions or circumstances.

After completion of a well capable of producing unitized substances in paying quantities, no further wells, except such as may be necessary to afford protection against operations not under this agreement and such as may be specifically approved by the AO, shall be drilled except in accordance with an approved plan of development and operation.

11. PARTICIPATION AFTER DISCOVERY. Upon completion of a well capable of producing unitized substances in paying quantities, or as soon thereafter as required by the AO, the Unit Operator shall submit for approval by the AO, a schedule, based on subdivisions of the public-land survey or aliquot parts thereof, of all land then regarded as reasonably proved to be productive of unitized substances in paying quantities. These lands shall constitute a participating area on approval of the AO, effective as of the date of completion of such well or the effective date of this unit agreement, whichever is later. The acreages of both Federal and non-Federal lands shall be based upon appropriate computations from the courses and distances shown on the last approved public-land survey as of the effective date of each initial participating area. The schedule shall also set forth the percentage of unitized substances to be allocated, as provided in Section 12, to each committed tract in the participating area so established, and shall govern the allocation of production commencing with the effective date of the participating area. A different participating area shall be established for each separate pool or deposit of unitized substances or for any group thereof which is produced as a single pool or zone, and any two or more participating areas so established may be combined into one, on approval of the AO. When production from two or more participating areas is subsequently found to be from a common pool or deposit, the participating areas shall be combined into one, effective as of such appropriate date as may be approved or prescribed by the AO. The participating area or areas so established shall be revised from time to time, subject to the approval of the AO, to include additional lands then regarded as reasonably proved to be productive of unitized substances in paying quantities or which are necessary for unit operations, or to exclude lands then regarded as reasonably proved not to be productive of unitized substances in paying quantities, and the schedule of allocation percentages shall be revised accordingly. The effective date of any revision shall be the first of the month in which the knowledge or information is obtained on which such revision is predicated; provided, however, that

EXHIBIT G-1, PAGE 7

a more appropriate effective date may be used if justified by Unit Operator and approved by the AO. No land shall be excluded from a participating area on account of depletion of its unitized substances, except that any participating area established under the provisions of this unit agreement shall terminate automatically whenever all completions in the formation on which the participating area is based are abandoned.

It is the intent of this section that a participating area shall represent the area known or reasonably proved to be productive of unitized substances in paying quantities or which are necessary for unit operations; but, regardless of any revision of the participating area, nothing herein contained shall be construed as requiring any retroactive adjustment for production obtained prior to the effective date of the revision of the participating area.

In the absence of agreement at any time between the Unit Operator and the AO as to the proper definition or redefinition of a participating area, or until a participating area has, or areas have, been established, the portion of all payments affected thereby shall, except royalty due the United States, be impounded in a manner mutually acceptable to the owners of committed working interests. Royalties due the United States shall be determined by the AO and the amount thereof shall be deposited, as directed by the AO, until a participating area is finally approved and then adjusted in accordance with a determination of the sum due as Federal royalty on the basis of such approved participating area.

Whenever it is determined, subject to the approval of the AO, that a well drilled under this agreement is not capable of production of unitized substances in paying quantities and inclusion in a participating area of the land on which it is situated is unwarranted, production from such well shall, for the purposes of settlement among all parties other than working interest owners, be allocated to the land on which the well is located, unless such land is already within the participating area established for the pool or deposit from which such production is obtained. Settlement for working interest benefits from such a nonpaying unit well shall be made as provided in the unit operating agreement.

12. ALLOCATION OF PRODUCTION. All unitized substances produced from a participating area established under this agreement, except any part thereof used in conformity with good operating practices within the unitized area for drilling, operating and other production or development purposes, for repressuring or recycling in accordance with a plan of development and operations that has been approved by the AO, or unavoidably lost, shall be deemed to be produced equally on an acreage basis from the several tracts of unitized land and unleased Federal land, if any, included in the participating area established for such production. Each such tract shall have allocated to it such percentage of said production as the number of acres of such tract included in said participating area bears to the total acres of unitized land and unleased Federal land, if any, included in said participating area. There shall be allocated to the working interest owner(s) of each tract of unitized land in said participating area, in addition, such percentage of the production attributable to the unleased Federal land within the participating area as the number of acres of such unitized tract included in said participating area bears to the total acres of unitized land in said participating area, for the payment of the compensatory royalty specified in Section 17 of this agreement. Allocation of production hereunder for purposes other than for settlement of the royalty, overriding royalty, or payment out of production obligations of the respective working interest owners, including compensatory royalty obligations under Section 17, shall be prescribed as set forth in the unit operating agreement or as otherwise mutually agreed by the affected parties. It is hereby agreed that production of unitized substances from a participating area shall be allocated as provided herein, regardless of whether any wells are drilled on any particular part or tract of the participating area. If any gas produced from one participating area is used for repressuring or recycling purposes in another participating area, the first gas withdrawn from the latter participating area for sale during the life of this agreement, shall be considered to be the gas so transferred, until an amount equal to that transferred shall be so produced for sale and such gas shall be allocated to the participating area from which initially produced as such area was defined at the time that such transferred gas was finally produced and sold.

13. DEVELOPMENT OR OPERATION OF NON-PARTICIPATING LAND OR FORMATIONS. Any operator may, with the approval of the AO, at such party’s sole risk, cost, and expense, drill a well on the unitized land to test any formation provided the well is outside any participating area established for that formation, unless within 90 days of receipt of notice from said party of his intention to drill the well, the Unit Operator elects and commences to drill the well in a like manner as other wells are drilled by the Unit Operator under this agreement.

EXHIBIT G-1, PAGE 8

If any well drilled under this section by a non-unit operator results in production of unitized substances in paying quantities such that the land upon which it is situated may properly be included in a participating area, such participating area shall be established or enlarged as provided in this agreement and the well shall thereafter be operated by the Unit Operator in accordance with the terms of this agreement and the unit operating agreement.

If any well drilled under this section by a non-unit operator obtains production in quantities insufficient to justify the inclusion of the land upon which such well is situated in a participating area, such well may be operated and produced by the party drilling the same, subject to the conservation requirements of this agreement. The royalties in amount or value of production from any such well shall be paid as specified in the underlying lease and agreements affected.

14. ROYALTY SETTLEMENT. The United States and any State and any royalty owner who is entitled to take in kind a share of the substances now unitized hereunder shall hereafter be entitled to the right to take in kind its share of the unitized substances, and Unit Operator, or the non-unit operator in the case of the operation of a well by a non-unit operator as herein provided for in special cases, shall make deliveries of such royalty share taken in kind in conformity with the applicable contracts, laws, and regulations. Settlement for royalty interest not taken in kind shall be made by an operator responsible therefor under existing contracts, laws and regulations, or by the Unit Operator on or before the last day of each month for unitized substances produced during the preceding calendar month; provided, however, that nothing in this section shall operate to relieve the responsible parties of any land from their respective lease obligations for the payment of any royalties due under their leases.

If gas obtained from lands not subject to this agreement is introduced into any participating area hereunder, for use in repressuring, stimulation of production, or increasing ultimate recovery, in conformity with a plan of development and operation approved by the AO, a like amount of gas, after settlement as herein provided for any gas transferred from any other participating area and with appropriate deduction for loss from any cause, may be withdrawn from the formation into which the gas is introduced, royalty free as to dry gas, but not as to any products which may be extracted therefrom; provided that such withdrawal shall be at such time as may be provided in the approved plan of development and operation or as may otherwise be consented to by the AO as conforming to good petroleum engineering practice; and provided further, that such right of withdrawal shall terminate on the termination of this unit agreement.

Royalty due the United States shall be computed as provided in 30 CFR Group 200 and paid in value or delivered in kind as to all unitized substances on the basis of the amounts thereof allocated to unitized Federal land as provided in Section 12 at the rates specified in the respective Federal leases, or at such other rate or rates as may be authorized by law or regulation and approved by the AO; provided, that for leases on which the royalty rate depends on the daily average production per well, said average production shall be determined in accordance with the operating regulations as though each participating area were a single consolidated lease.

15. RENTAL SETTLEMENT. Rental or minimum royalties due on leases committed hereto shall be paid by the appropriate parties under existing contracts, laws, and regulations, provided that nothing herein contained shall operate to relieve the responsible parties of the land from their respective obligations for the payment of any rental or minimum royalty due under their leases. Rental or minimum royalty for lands of the United States subject to this agreement shall be paid at the rate specified in the respective leases from the United States unless such rental or minimum royalty is waived, suspended, or reduced by law or by approval of the Secretary or his duly authorized representative.

With respect to any lease on non-Federal land containing provisions which would terminate such lease unless drilling operations are commenced upon the land covered thereby within the time therein specified or rentals are paid for the privilege of deferring such drilling operations, the rentals required thereby shall, notwithstanding any other provision of this agreement, be deemed to accrue and become payable during the term thereof as extended by this agreement and until the required drilling operations are commenced upon the land covered thereby, or until some portion of such land is included within a participating area.

EXHIBIT G-1, PAGE 9

16. CONSERVATION. Operations hereunder and production of unitized substances shall be conducted to provide for the most economical and efficient recovery of said substances without waste, as defined by or pursuant to State or Federal law or regulation.

17. DRAINAGE.

(a) The Unit Operator shall take such measures as the AO deems appropriate and adequate to prevent drainage of unitized substances from unitized land by wells on land not subject to this agreement, which shall include the drilling of protective wells and which may include the payment of a fair and reasonable compensatory royalty, as determined by the AO.

(b) Whenever a participating area approved under Section 11 of this agreement contains unleased Federal lands, the value of 12-1/2 percent of the production that would be allocated to such Federal lands under Section 12 of this agreement, if such lands were leased, committed and entitled to participation, shall be payable as compensatory royalties to the Federal Government. Parties to this agreement holding working interests in committed leases within the applicable participating area shall be responsible for such compensatory royalty payment on the volume of production reallocated from the unleased Federal lands to their unitized tracts under Section 12. The value of such production subject to the payment of said royalties shall be determined pursuant to 30 CFR Part 206. Payment of compensatory royalties on the production reallocated from unleased Federal land to the committed tracts within the participating area shall fulfill the Federal royalty obligation for such production, and said production shall be subject to no further Federal royalty assessment under Section 14 of this agreement. Payment of compensatory royalties as provided herein shall accrue from the date the committed tracts in the participating area that includes unleased Federal land receive a production allocation, and shall be due and payable monthly by the last day of the calendar month next following the calendar month of actual production. If leased Federal lands receiving a production allocation from the participating area become unleased, compensatory royalties shall accrue from the date the Federal lands become unleased. Payment due under this provision shall end when the unleased Federal tract is leased or when production of unitized substances ceases within the participating area and the participating area is terminated, whichever occurs first.

18. LEASES AND CONTRACTS CONFORMED AND EXTENDED. The terms, conditions, and provisions of all leases, subleases, and other contracts relating to exploration, drilling, development, or operation for oil or gas on lands committed to this agreement are hereby expressly modified and amended to the extent necessary to make the same conform to the provisions hereof, but otherwise to remain in full force and effect; and the parties hereto hereby consent that the Secretary shall and by his approval hereof, or by the approval hereof by his duly authorized representative, does hereby establish, alter, change, or revoke the drilling, producing, rental, minimum royalty, and royalty requirements of Federal leases committed hereto and the regulations in respect thereto to conform said requirements to the provisions of this agreement, and, without limiting the generality of the foregoing, all leases, subleases, and contracts are particularly modified in accordance with the following:

(a) The development and operation of lands subject to this agreement under the terms hereof shall be deemed full performance of all obligations for development and operation with respect to each and every separately owned tract subject to this agreement, regardless of whether there is any development of any particular tract of this unit area.

(b) Drilling and producing operations performed hereunder upon any tract of unitized lands will be accepted and deemed to be performed upon and for the benefit of each and every tract of unitized land, and no lease shall be deemed to expire by reason of failure to drill or produce wells situated on the land therein embraced.

(c) Suspension of drilling or producing operations on all unitized lands pursuant to direction or consent of the AO shall be deemed to constitute such suspension pursuant to such direction or consent as to each and every tract of unitized land. A suspension of drilling or producing operations limited to specified lands shall be applicable only to such lands.

(d) Each lease, sublease or contract relating to the exploration, drilling, development, or operation for oil or gas of lands other than those of the United States committed to this agreement which, by its terms might expire prior to the termination of this agreement, is hereby extended beyond any such term so provided therein so that it shall be continued in full force and effect for and during the term of this agreement.

EXHIBIT G-1, PAGE 10

(e) Any Federal lease committed hereto shall continue in force beyond the term so provided therein or by law as to the land committed so long as such lease remains subject hereto, provided that production of unitized substances in paying quantities is established under this unit agreement prior to the expiration date of the term of such lease, or in the event actual drilling operations are commenced on unitized land, in accordance with provisions of this agreement, prior to the end of the primary term of such lease and are being diligently prosecuted at that time, such lease shall be extended for two years, and so long thereafter as oil or gas is produced in paying quantities in accordance with the provisions of the Mineral Leasing Act, as amended.

(f) Each sublease or contract relating to the operation and development of unitized substances from lands of the United States committed to this agreement, which by its terms would expire prior to the time at which the underlying lease, as extended by the immediately preceding paragraph, will expire, is hereby extended beyond any such term so provided therein so that it shall be continued in full force and effect for and during the term of the underlying lease as such term is herein extended.

(g) The segregation of any Federal lease committed to this agreement is governed by the following provision in the fourth paragraph of Sec. 17(m) of the Mineral Leasing Act, as amended by the Act of September 2, 1960, (74 Stat. 781-784) (30 U.S.C. 226 (m)): “Any (Federal) lease heretofore or hereafter committed to any such (unit) plan embracing lands that are in part within and in part outside of the area covered by any such plan shall be segregated into separate leases as to the lands committed and the lands not committed as of the effective date of unitization: Provided, however, that any such lease as to the non-unitized portion shall continue in force and effect for the term thereof but for not less than two years from the date of such segregation and so long thereafter as oil or gas is produced in paying quantities.” If the public interest requirement is not satisfied, the segregation of a lease and/or extension of a lease pursuant to 43 CFR 3107.3-2 and 43 CFR 3107.4, respectively, shall not be effective.

(h) Any lease, other than a Federal lease, having only a portion of its lands committed hereto shall be segregated as to the portion committed and the portion not committed, and the provisions of such lease shall apply separately to such segregated portions commencing as of the effective date hereof. In the event any such lease provides for a lump-sum rental payment, such payment shall be prorated between the portions so segregated in proportion to the acreage of the respective tracts.

19. COVENANTS RUN WITH LAND. The covenants herein shall be construed to be covenants running with the land with respect to the interests of the parties hereto and their successors in interest until this agreement terminates, and any grant, transfer or conveyance of interest in land or leases subject hereto shall be and hereby is conditioned upon the assumption of all privileges and obligations hereunder by the grantee, transferee, or other successor in interest. No assignment or transfer of any working interest royalty, or other interest subject hereto shall be binding upon Unit Operator until the first day of the calendar month after Unit Operator is furnished with the original, photostatic, or certified copy of the instrument of transfer.

20. EFFECTIVE DATE AND TERM. This agreement shall become effective upon approval of the AO and shall automatically terminate five (5) years from said effective date unless:

(a) upon application by the Unit Operator such date of expiration is extended by the AO, or

(b) it is reasonably determined prior to the expiration of the fixed term or any extension thereof that the unitized land is incapable of production of unitized substances in paying quantities in the formations tested hereunder, and after notice of intention to terminate this agreement on such ground is given by the Unit Operator to all parties in interest at their last known addresses, this agreement is terminated with approval of the AO, or

EXHIBIT G-1, PAGE 11

(c) a valuable discovery of unitized substances in paying quantities has been made or accepted on unitized land during said initial term or any extension thereof, in which event this agreement shall remain in effect for such term and so long thereafter as unitized substances can be produced in quantities sufficient to pay for the cost of producing same from wells on unitized land within any participating area established hereunder. Should production cease and diligent drilling or reworking operations to restore production or new production are not in progress within 60 days and production is not restored or should new production not be obtained in paying quantities on committed lands within this unit area, this agreement will automatically terminate effective the last day of the month in which the last unitized production occurred, or

(d) it is voluntarily terminated as provided in this agreement. Except as noted herein this agreement may be terminated at any time prior to the discovery of unitized substances which can be produced in paying quantities by not less than 75 per centum, on an acreage basis, of the working interest owners signatory hereto, with the approval of the AO. The Unit Operator shall give notice of any such approval to all parties hereto. If the public interest requirement is not satisfied, the approval of this unit by the AO shall be invalid.

21. RATE OF PROSPECTING, DEVELOPMENT, AND PRODUCTION. The AO is hereby vested with authority to alter or modify from time to time, in his discretion, the quantity and rate of production under this agreement when such quantity and rate are not fixed pursuant to Federal or State law, or do not conform to any Statewide voluntary conservation or allocation program which is established, recognized, and generally adhered to by the majority of operators in such State. The above authority is hereby limited to alteration or modifications which are in the public interest. The public interest to be served and the purpose thereof, must be stated in the order of alteration or modification. Without regard to the foregoing, the AO is also hereby vested with authority to alter or modify from time to time, in his discretion, the rate of prospecting and development and the quantity and rate of production under this agreement when such alteration or modification is in the interest of attaining the conservation objectives stated in this agreement and is not in violation of any applicable Federal or State law.

Powers in this section vested in the AO shall only be exercised after notice to Unit Operator and opportunity for hearing to be held not less than 15 days from notice.

22. APPEARANCES. The Unit Operator shall, after notice to other parties affected, have the right to appear for and on behalf of any and all interests affected hereby before the Department of the Interior and to appeal from orders issued under the regulations of said Department, or to apply for relief from any of said regulations, or in any proceedings relative to operations before the Department, or any other legally constituted authority; provided, however, that any other interested party shall also have the right at its own expense to be heard in any such proceeding.

23. NOTICES. All notices, demands, or statements required hereunder to be given or rendered to the parties hereto shall be in writing and shall be personally delivered to the party or parties, or sent by postpaid registered or certified mail, to the last known address of the party or parties.

24. NO WAIVER OF CERTAIN RIGHTS. Nothing herein contained in this agreement shall be construed as a waiver by any party hereto of the right to assert any legal or constitutional right or defense as to the validity or invalidity of any law of the State where the unitized lands are located, or of the United States, or regulations issued thereunder in any way affecting such party, or as a waiver by any such party of any right beyond his or its authority to waive.

25. UNAVOIDABLE DELAY. All obligations under this agreement requiring the Unit Operator to commence or continue drilling, or to operate on, or produce unitized substances from any of the lands covered by this agreement, shall be suspended while the Unit Operator, despite the exercise of due care and diligence, is prevented from complying with such obligations, in whole or in part, by strikes, acts of God, Federal, State, or municipal law or agencies, unavoidable accidents, uncontrollable delays in transportation, inability to obtain necessary materials or equipment in the open market, or other matters beyond the reasonable control of the Unit Operator whether similar to matters herein enumerated or not.

26. NONDISCRIMINATION. In connection with the performance of work under this agreement, the Unit Operator agrees to comply with all the provisions of Section 202 (1) to (7) inclusive of Executive Order 11246 (30 F.R. 12319), as amended, which are hereby incorporated by reference in this agreement.

EXHIBIT G-1, PAGE 12

27. LOSS OF TITLE. In the event title to any tract of unitized land shall fail and the true owner cannot be induced to join in this unit agreement, such tract shall be automatically regarded as not committed hereto, and there shall be such readjustment of future costs and benefits as may be required on account of the loss of such title. In the event of a dispute as to title to any royalty, working interest, or other interest subject thereto, payment or delivery on account thereof may be withheld without liability for interest until the dispute is finally settled; provided, that, as to Federal lands or leases, no payments of funds due the United States shall be withheld, but such funds shall be deposited as directed by the AO, to be held as unearned money pending final settlement of the title dispute, and then applied as earned or returned in accordance with such final settlement.

Unit Operator as such is relieved from any responsibility for any defect or failure of any title hereunder.

28. NON-JOINDER AND SUBSEQUENT JOINDER. If the owner of any substantial interest in a tract within the unit area fails or refuses to subscribe or consent to this agreement, the owner of the working interest in that tract may withdraw the tract from this agreement by written notice delivered to the proper Bureau of Land Management office and the Unit Operator prior to the approval of this agreement by the AO. Any oil or gas interests in lands within the unit area not committed hereto prior to final approval may thereafter be committed hereto by the owner or owners thereof subscribing or consenting to this agreement, and, if the interest is a working interest, by the owner of such interest also subscribing to the unit operating agreement. After operations are commenced hereunder, the right of subsequent joinder, as provided in this section, by a working interest owner is subject to such requirements or approval(s), if any, pertaining to such joinder, as may be provided for in the unit operating agreement. After final approval hereof, joinder by a non-working interest owner must be consented to in writing by the working interest owner committed hereto and responsible for the payment of any benefits that may accrue hereunder in behalf of such non-working interest. A non-working interest may not be committed to this unit agreement unless the corresponding working interest is committed hereto. Joinder to the unit agreement by a working interest owner, at any time, must be accompanied by appropriate joinder to the unit operating agreement, in order for the interest to be regarded as committed to this agreement. Except as may otherwise herein be provided, subsequent joinders to this agreement shall be effective as of the date of the filing with the AO of duly executed counterparts of all or any papers necessary to establish effective commitment of any interest and/or tract to this agreement.

29. COUNTERPARTS. This agreement may be executed in any number of counterparts, no one of which needs to be executed by all parties, or may be ratified or consented to by separate instrument in writing specifically referring hereto and shall be binding upon all those parties who have executed such a counterpart, ratification, or consent hereto with the same force and effect as if all such parties had signed the same document, and regardless of whether or not it is executed by all other parties owning or claiming an interest in the lands within the above-described unit area.

30. SPECIAL SURFACE STIPULATIONS. Nothing in this agreement shall modify the special Federal lease stipulations attached to the individual Federal oil and gas leases.

31. SURRENDER. Nothing in this Agreement shall prohibit the exercise by any working interest owner of the right to surrender vested in such party by any lease, sublease, or operating agreement as to all or any part of the lands covered thereby, provided that each party who will or might acquire such working interest by such surrender or by forfeiture as hereafter set forth, is bound by the terms of this Agreement.

If as a result of any surrender, the working interest rights as to such lands become vested in any party other than the fee owner of the Unitized Substances, said party may forfeit such rights and further benefits from operations hereunder as to said land to the party next in the chain of title who shall be and become the owner of such working interest.

If as the result of any such surrender of forfeiture working interest rights become vested in the fee owner of the Unitized Substances, such owner may:

(a) Accept those working interest rights subject to this Agreement and the Unit Operating Agreement; or

EXHIBIT G-1, PAGE 13

(b) Lease the portion of such land as is included in a participating area established hereunder subject to this Agreement and the Unit Operating Agreement; or

(c) Provide for the independent operation of any part of such land that is not then included within a participating area established hereunder.

If the fee owner of the Unitized Substances does not accept the working interest rights subject to this Agreement and the Unit Operating Agreement or lease such lands as above provided within 6 months after the surrendered or forfeited, working interest rights become vested in the fee owner; the benefits and obligations of operations accruing to such lands under this Agreement be shared by the remaining owners of the unitized working interests in accordance with their respective working interest ownerships, and such owners of working interests shall compensate the fee owner of Unitized Substances in such lands by paying sums equal to the rentals, minimum royalties, and royalties applicable to such lands under the lease in effect when the lands were unitized.

An appropriate accounting and settlement shall be made for all benefits accruing to or payments and expenditures made or incurred on behalf of such surrendered or forfeited working interests subsequent to the date of surrender of forfeiture, and payment of any moneys found to be owing by such an accounting shall be made as between the parties within 30 days.

The exercise of any right vested in a working interest owner to reassign such working interest to the party from whom obtained shall be subject to the same conditions as set forth in this section in regard to the exercise of a right to surrender.

32. TAXES. The working interest owners shall render and pay for their account and the account of the royalty owners all valid taxes on or measured by the Unitized Substances in and under or that may be produced, gathered and sold from the land covered by this Agreement after its effective date, or upon the proceeds derived therefrom. The working interest owners on each tract shall and may charge the proper proportion of said taxes to royalty owners having interests in said tract, and may currently retain and deduct a sufficient amount of the Unitized Substances or derivative products, or net proceeds thereof, from the allocated share of each royalty owner to secure reimbursement for the taxes so paid. No such taxes shall be charged to the United States or the State of                     or to any lessor who has a contract with his lessee which requires the lessee to pay such taxes.

33. NO PARTNERSHIP. It is expressly agreed that the relation of the parties hereto is that of independent contractors and nothing contained in this Agreement, expressed or implied, nor any operations conducted hereunder, shall create or be deemed to have created a partnership or association between the parties hereto or any of them.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and have set opposite their respective names the date of execution.

UNIT OPERATOR AND WORKING INTEREST OWNER

By

Address:	Date of Execution

EXHIBIT G-1, PAGE 14

STATE OF )
) ss.
COUNTY OF )

The foregoing instrument was acknowledged before me by

                                                                                      as

of                                                                                  .

This         day of                     , 201    .

WITNESS my hand and official seal.

My Commission Expires:

Notary Public

UNIT OPERATOR SIGNATURE PAGE FOR THE

                     UNIT AGREEMENT

                     COUNTY,

EXHIBIT G-1, PAGE 1

EXHIBIT G-2

FORM OF STATE UNIT AGREEMENT

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

STATE UNIT AGREEMENT

FOR THE DEVELOPMENT AND OPERATION

OF THE

                    UNIT AREA

COUNTY OF

STATE OF

EXHIBIT G-2, PAGE 1

Exhibit “A’—Plat of Unit Area

Exhibit “B”—Schedule showing percentage and kind of ownership

EXHIBIT G-2, PAGE 2

STATE UNIT AGREEMENT

FOR THE DEVELOPMENT AND OPERATION

OF THE

                    UNIT AREA

COUNTY OF

STATE OF

NO.

THIS AGREEMENT, entered into as of the     day of                     , 201    , by and between the parties subscribing, ratifying, or consenting hereto, and herein referred to as the “parties hereto,”

WITNESSETH:

WHEREAS, the parties hereto are the owners of working, royalty, or other oil and gas interests in the unit area subject to this agreement; and

WHEREAS, pursuant to Title 36-1-115, Colorado Revised Statutes, 2010, the parties hereto desire to unite with each other, or jointly or separately with others, in collectively adopting and operating under a unit plan of development or operation of any oil and gas pool, field, or like area, or any part thereof for the purpose of more properly conserving the natural resources thereof; and

WHEREAS, the parties hereto hold sufficient interests in the                     Unit Area covering the land hereinafter described to give reasonably effective control of operations therein; and

WHEREAS, it is the purpose of the parties hereto to conserve natural resources, prevent waste, and secure other benefits obtainable through development and operation of the area subject to this agreement under the terms, conditions, and limitations herein set forth;

NOW, THEREFORE, in consideration of the premises and the promises herein contained, the parties hereto commit to this agreement their respective interests in the below-defined unit area and agree severally among themselves as follows:

1. UNIT AREA. The area specified on the map attached hereto, marked Exhibit “A,” is hereby designated and recognized as constituting the unit area, containing     ,        .    acres, more or less.

Exhibit “A” shows, in addition to the boundary of the unit area, the boundaries and identity of tracts and leases in said area to the extent known to the Unit Operator. Exhibit “B” attached hereto is a schedule showing to the extent known to the Unit Operator, the acreage, percentage, and kind of ownership of oil and gas interests in all lands in the unit area. However, nothing herein or in Exhibits “A” or “B” shall be construed as a representation by any party hereto as to the ownership of any interest other than such interest or interests as are shown in the Exhibits as owned by such party. Exhibits “A” and “B” shall be revised by the Unit Operator whenever changes in the unit area or in the ownership interests in the individual tracts render such revision necessary, or when requested by the Authorized Officer of the State of Colorado, hereinafter referred to as “AO” and not less than four copies of the revised Exhibits shall be filed with the proper State of Colorado office or it’s designee.

EXHIBIT G-2, PAGE 3

The above-described unit area shall when practicable be expanded to include therein any additional lands or shall be contracted to exclude lands whenever such expansion or contraction is deemed to be necessary or advisable to conform with the purposes of this agreement. Such expansion or contraction shall be effected in the following manner:

(a) Unit Operator, on its own motion (after preliminary concurrence by the AO), or on demand of the AO, shall prepare a notice of proposed expansion or contraction describing the contemplated changes in the boundaries of the unit area, the reasons therefor, any plans for additional drilling, and the proposed effective date of the expansion or contraction, preferably the first day of a month subsequent to the date of notice.

(b) Said notice shall be delivered to the proper State of Colorado office, and copies thereof mailed to the last known address of each working interest owner, lessee and lessor whose interests are affected, advising that 30 days will be allowed for submission to the Unit Operator of any objections.

(c) Upon expiration of the 30-day period provided in the preceding item (b) hereof, Unit Operator shall file with the AO evidence of mailing of the notice of expansion or contraction and a copy of any objections thereto which have been filed with Unit Operator, together with an application in triplicate, for approval of such expansion or contraction and with appropriate joinders.

(d) After due consideration of all pertinent information, the expansion or contraction shall, upon approval by the AO, become effective as of the date prescribed in the notice thereof or such other appropriate date.

(e) All legal subdivisions of lands (i.e., 40 acres by Government survey or its nearest lot or tract equivalent; in instances of irregular surveys, unusually large lots or tracts shall be considered in multiples of 40 acres or the nearest aliquot equivalent thereof), no parts of which are in or entitled to be in a participating area on or before the fifth anniversary of the effective date of the first initial participating area established under this unit agreement, shall be eliminated automatically from this agreement, effective as of said fifth anniversary, and such lands shall no longer be a part of the unit area and shall no longer be subject to this agreement, unless diligent drilling operations are in progress on unitized lands not entitled to participation on said fifth anniversary, in which event all such lands shall remain subject hereto for so long as such drilling operations are continued diligently, with not more than 90 days’ time elapsing between the completion of one such well and the commencement of the next such well. All legal subdivisions of lands not entitled to be in a participating area within 10 years after the effective date of the first initial participating area approved under this agreement shall be automatically eliminated from this agreement as of said tenth anniversary. The Unit Operator shall, within 90 days after the effective date of any elimination hereunder, describe the area so eliminated to the satisfaction of the AO and promptly notify all parties in interest. All lands reasonably proved productive of unitized substances in paying quantities by diligent drilling operations after the aforesaid 5-year period shall become participating in the same manner as during said first 5-year period. However, when such diligent drilling operations cease, all non-participating lands not then entitled to be in a participating area shall be automatically eliminated effective as of the 91st day thereafter.

Any expansion of the unit area pursuant to this section which embraces lands theretofore eliminated pursuant to this subsection 1 (e) shall not be considered automatic commitment or recommitment of such lands. If conditions warrant extension of the 10-year period specified in this subsection, a single extension of not to exceed 2 years may be accomplished by consent of the owners of 90% of the working interest in the current non-participating unitized lands and the owners of 60% of the basic royalty interests (exclusive of the basic royalty interests of the State of Colorado) in non-participating unitized lands with approval of the AO, provided such extension application is submitted not later than 60 days prior to the expiration of said 10-year period.

EXHIBIT G-2, PAGE 4

2. UNITIZED LAND AND UNITIZED SUBSTANCES. All land now or hereafter committed to this agreement shall constitute land referred to herein as “unitized land” or “land subject to this agreement”. All oil and gas in any and all formations of the unitized land are unitized under the terms of this agreement and herein are called “unitized substances”.

3. UNIT OPERATOR.                     is hereby designated as Unit Operator and by signature hereto as Unit Operator agrees and consents to accept the duties and obligations of Unit Operator for the discovery, development, and production of unitized substances as herein provided. Whenever reference is made herein to the Unit Operator, such reference means the Unit Operator acting in that capacity and not as an owner of interest in unitized substances, and the term “working interest owner” when used herein shall include or refer to Unit Operator as the owner of a working interest only when such an interest is owned by it.

4. RESIGNATION OR REMOVAL OF UNIT OPERATOR. Unit Operator shall have the right to resign at any time prior to the establishment of a participating area or areas hereunder, but such resignation shall not become effective so as to release Unit Operator from the duties and obligations of Unit Operator and terminate Unit Operator’s rights as such for a period of 6 months after notice of intention to resign has been served by Unit Operator on all working interest owners and the AO and until all wells then drilled hereunder are placed in a satisfactory condition for suspension or abandonment, whichever is required by the AO, unless a new Unit Operator shall have been selected and approved and shall have taken over and assumed the duties and obligations of Unit Operator prior to the expiration of said period.

Unit Operator shall have the right to resign in like manner and subject to like limitations as above provided at any time after a participating area established hereunder is in existence, but in all instances of resignation or removal, until a successor Unit Operator is selected and approved as hereinafter provided, the working interest owners shall be jointly responsible for performance of the duties of Unit Operator, and shall not later than 30 days before such resignation or removal becomes effective appoint a common agent to represent them in any action to be taken hereunder.

The resignation of Unit Operator shall not release Unit Operator from any liability for any default by it hereunder occurring prior to the effective date of its resignation.

The Unit Operator may, upon default or failure in the performance of its duties or obligations hereunder, be subject to removal by the same percentage vote of the owners of working interests as herein provided for the selection of a new Unit Operator. Such removal shall be effective upon notice thereof to the AO.

The resignation or removal of Unit Operator under this agreement shall not terminate its right, title, or interest as the owner of a working interest or other interest in unitized substances, but upon the resignation or removal of Unit Operator becoming effective, such Unit Operator shall deliver possession of all wells, equipment, materials, and appurtenances used in conducting the unit operations to the new duly qualified successor Unit Operator or to the common agent, if no such new Unit Operator is selected, to be used for the purpose of conducting unit operations hereunder. Nothing herein shall be construed as authorizing removal of any material, equipment, or appurtenances needed for the preservation of any wells.

EXHIBIT G-2, PAGE 5

5. SUCCESSOR UNIT OPERATOR. Whenever the Unit Operator shall tender his or its resignation as Unit Operator or shall be removed as hereinabove provided, or a change of Unit Operator is negotiated by the working interest owners, the owners of the working interests according to their respective acreage interests in all unitized land shall, pursuant to the Approval of the Parties requirements of the unit operating agreement, select a successor Unit Operator. Such selection shall not become effective until:

(a) a Unit Operator so selected shall accept in writing the duties and responsibilities of Unit Operator, and

(b) the selection shall have been approved by the AO.

If no successor Unit Operator is selected and qualified as herein provided, the AO at his election may declare this unit agreement terminated.

6. ACCOUNTING PROVISIONS AND UNIT OPERATING AGREEMENT. If the Unit Operator is not the sole owner of working interests, costs and expenses incurred by Unit Operator in conducting unit operations hereunder shall be paid and apportioned among and borne by the owners of working interests, all in accordance with the agreement or agreements entered into by and between the Unit Operator and the owners of working interests, whether one or more, separately or collectively. Any agreement or agreements entered into between the working interest owners and the Unit Operator as provided in this section, whether one or more, are herein referred to as the “unit operating agreement”. Such unit operating agreement shall also provide the manner in which the working interest owners shall be entitled to receive their respective proportionate and allocated share of the benefits accruing hereto in conformity with their underlying operating agreements, leases, or other independent contracts, and such other rights and obligations as between Unit Operator and the working interest owners as may be agreed upon by Unit Operator and the working interest owners; however, no such unit operating agreement shall be deemed either to modify any of the terms and conditions of this unit agreement or to relieve the Unit Operator of any right or obligation established under this unit agreement, and in case of any inconsistency or conflict between this agreement and the unit operating agreement, this agreement shall govern. Two copies of any unit operating agreement executed pursuant to this section shall be filed in the proper State of Colorado office, prior to approval of this unit agreement.

7. RIGHTS AND OBLIGATIONS OF UNIT OPERATOR. Except as otherwise specifically provided herein, the exclusive right, privilege, and duty of exercising any and all rights of the parties hereto which are necessary or convenient for prospecting for, producing, storing, allocating, and distributing the unitized substances are hereby delegated to and shall be exercised by the Unit Operator as herein provided. Acceptable evidence of title to said rights shall be deposited with Unit Operator and, together with this agreement, shall constitute and define the rights, privileges, and obligations of Unit Operator. Nothing herein, however, shall be construed to transfer title to any land or to any lease or operating agreement, it being understood that under this agreement the Unit Operator, in its capacity as Unit Operator, shall exercise the rights of possession and use vested in the parties hereto only for the purposes herein specified.

8. DRILLING TO DISCOVERY. Within 6 months after the effective date hereof, the Unit Operator shall commence to drill an adequate test well at a location approved by the AO, unless on such effective date a well is being drilled in conformity with the terms hereof, and thereafter continue such drilling diligently until     feet below the top of the                     Formation has been tested or until at a lesser depth unitized substances shall be discovered which can be produced in paying quantities (to-wit: quantities sufficient to repay the cost of operating the well) or the Unit Operator shall at any time establish to the satisfaction of the AO that further drilling of said well would be unwarranted or impracticable, provided, however, that Unit Operator shall not in any event be required to drill said well to a depth in excess of     ,        feet. Until the discovery of unitized substances capable of being produced in paying quantities, the Unit Operator shall continue drilling one well at a time, allowing not more than 6 months between the completion of one well and the commencement of drilling operations for the next well, until a well capable of producing unitized substances in paying quantities is completed to the satisfaction of the AO or until it is reasonably proved that the unitized land is incapable of producing unitized substances in paying quantities in the formations drilled hereunder. Nothing in this section shall be deemed to limit the right of the Unit Operator to resign as provided in Section 4 hereof, or as requiring Unit Operator to commence or continue any drilling during the period pending such resignation becoming effective in order to comply with the requirements of this section.

EXHIBIT G-2, PAGE 6

The AO may modify any of the drilling requirements of this section by granting reasonable extensions of time when, in his opinion, such action is warranted.

Until the establishment of a participating area, the failure to commence a well subsequent to the drilling of the initial obligation well, or in the case of multiple well requirements, if specified, subsequent to the drilling of those multiple wells, as provided for in this (these) section(s), within the time allowed including any extension of time granted by the AO, shall cause this agreement to terminate automatically. Upon failure to continue drilling diligently any well other than the obligation well(s) commenced hereunder, the AO may, after 15 days notice to the Unit Operator, declare this unit agreement terminated. Failure to commence drilling the initial obligation well, or the first of multiple obligation wells, on time and to drill it diligently shall result in the unit agreement approval being declared invalid ab initio by the AO. In the case of multiple well requirements, failure to commence drilling the required multiple wells beyond the first well, and to drill them diligently, may result in the unit agreement approval being declared invalid ab initio by the AO.

9. PLAN OF FURTHER DEVELOPMENT AND OPERATION. Within 6 months after completion of a well capable of producing unitized substances in paying quantities, Operator shall submit for the approval of the AO an acceptable plan of development and operation for the unitized land which, when approved by the AO, shall constitute the further drilling and development obligations of the Unit Operator under this agreement for the period specified therein. Thereafter, from time to time before the expiration of any existing plan, the Unit Operator shall submit for the approval of the AO a plan for an additional specified period for the development and operation of the unitized land. Subsequent plans should normally be filed on a calendar year basis not later than March 1 each year. Any proposed modification or addition to the existing plan should be filed as a supplement to the plan.

Any plan submitted pursuant to this section shall provide for the timely exploration of the unitized area, and for the diligent drilling necessary for determination of the area or areas capable of producing unitized substances in paying quantities in each and every productive formation. This plan shall be as complete and adequate as the AO may determine to be necessary for timely development and proper conservation of the oil and gas resources of the unitized area and shall:

(a) specify the number and locations of any wells to be drilled and the proposed order and time for such drilling; and

(b) provide a summary of operations and production for the previous year.

Plans shall be modified or supplemented when necessary to meet changed conditions or to protect the interests of all parties to this agreement. Reasonable diligence shall be exercised in complying with the obligations of the approved plan of development and operation. The AO is authorized to grant a reasonable extension of the 6 month period herein prescribed for submission of an initial plan of development and operation where such action is justified because of unusual conditions or circumstances.

After completion of a well capable of producing unitized substances in paying quantities, no further wells, except such as may be necessary to afford protection against operations not under this agreement and such as may be specifically approved by the AO, shall be drilled except in accordance with an approved plan of development and operation.

EXHIBIT G-2, PAGE 7

10. PARTICIPATION AFTER DISCOVERY. Upon completion of a well capable of producing unitized substances in paying quantities, or as soon thereafter as required by the AO, the Unit Operator shall submit for approval by the AO, a schedule, based on subdivisions of the public-land survey or aliquot parts thereof, of all land then regarded as reasonably proved to be productive of unitized substances in paying quantities. These lands shall constitute a participating area on approval of the AO, effective as of the date of completion of such well or the effective date of this unit agreement, whichever is later. For a well capable of producing gas and/or condensate, the participating area shall be square in shape and shall consist of the lands containing 640 acres more or less, or an equivalent Public Land Survey Subdivision or lots thereof with the qualifying well being located in one of the four quarter-quarter sections or lots located in the center portion of the newly formed participating area. For a well capable of producing oil, the participating area shall be square in shape and shall consist of the lands containing 160 acres more or less, or an equivalent Public Land Survey Subdivision or lots thereof with the qualifying well being located in one of the four quarter-quarter-quarter sections located in the center portion of the newly formed participating area. In the event a unit well is drilled and completed with a horizontal leg, the participating area shall be determined by forming a square as herein described at each end of the completed horizontal section and drawing tangents which connect the outermost limits of each square. For a gas well, every quarter-quarter section or equivalent lot or subdivision cut 50% or more by the tangents will be included in the participating area. For an oil well, every quarter-quarter-quarter section or equivalent lot or subdivision cut 50% or more by the tangents will be included in the participating area. The acreages of lands shall be based upon appropriate computations from the courses and distances shown on the last approved public-land survey as of the effective date of each initial participating area. The schedule shall also set forth the percentage of unitized substances to be allocated, as provided in Section 11, to each committed tract in the participating area so established, and shall govern the allocation of production commencing with the effective date of the participating area. A different participating area shall be established for each separate pool or deposit of unitized substances or for any group thereof which is produced as a single pool or zone, and any two or more participating areas so established which share a common boundary or overlap each other shall be combined into one. When production from two or more participating areas which share a common boundary or overlap each other is subsequently found to be from a common pool or deposit, the participating areas shall be combined into one, effective as of such appropriate date as may be approved or prescribed by the AO. The effective date of any revision shall be the first of the month in which the knowledge or information is obtained on which such revision is predicated; provided, however, that a more appropriate effective date may be used if justified by Unit Operator and approved by the AO. No land shall be excluded from a participating area on account of depletion of its unitized substances, except that any participating area established under the provisions of this unit agreement shall terminate automatically whenever all completions in the formation on which the participating area is based are abandoned.

In the absence of agreement at any time between the Unit Operator and the AO as to the proper definition or redefinition of a participating area, or until a participating area has, or areas have, been established, the portion of all payments affected thereby shall, be impounded in a manner mutually acceptable to the owners of committed working interests. In the event the United States joins this unit and if applicable, then royalties due the United States shall be determined by the United States and the amount thereof shall be deposited, as directed by the United States, until a participating area is finally approved and then adjusted in accordance with a determination of the sum due as Federal royalty on the basis of such approved participating area.

Whenever it is determined, subject to the approval of the AO, that a well drilled under this agreement is not capable of production of unitized substances in paying quantities and inclusion in a participating area of the land on which it is situated is unwarranted, production from such well shall, for the purposes of settlement among all parties other than working interest owners, be allocated to the land on which the well is located, unless such land is already within the participating area established for the pool or deposit from which such production is obtained. Settlement for working interest benefits from such a nonpaying unit well shall be made as provided in the unit operating agreement.

EXHIBIT G-2, PAGE 8

11. ALLOCATION OF PRODUCTION. All unitized substances produced from a participating area established under this agreement, except any part thereof used in conformity with good operating practices within the unitized area for drilling, operating and other production or development purposes, for repressuring or recycling in accordance with a plan of development and operations that has been approved by the AO, or unavoidably lost, shall be deemed to be produced equally on an acreage basis from the several tracts of unitized land and unleased Federal land, if any, included in the participating area established for such production. Each such tract shall have allocated to it such percentage of said production as the number of acres of such tract included in said participating area bears to the total acres of unitized land and unleased Federal land, if any, included in said participating area. There shall be allocated to the working interest owner(s) of each tract of unitized land in said participating area, and in the event the United States joins this unit and if applicable, then in addition, such percentage of the production attributable to the unleased Federal land within the participating area as the number of acres of such unitized tract included in said participating area bears to the total acres of unitized land in said participating area, for the payment of the compensatory royalty specified in Section 16 of this agreement. Allocation of production hereunder for purposes other than for settlement of the royalty, overriding royalty, or payment out of production obligations of the respective working interest owners, including compensatory royalty obligations under Section 16, shall be prescribed as set forth in the unit operating agreement or as otherwise mutually agreed by the affected parties. It is hereby agreed that production of unitized substances from a participating area shall be allocated as provided herein, regardless of whether any wells are drilled on any particular part or tract of the participating area. If any gas produced from one participating area is used for repressuring or recycling purposes in another participating area, the first gas withdrawn from the latter participating area for sale during the life of this agreement, shall be considered to be the gas so transferred, until an amount equal to that transferred shall be so produced for sale and such gas shall be allocated to the participating area from which initially produced as such area was defined at the time that such transferred gas was finally produced and sold.

12. DEVELOPMENT OR OPERATION OF NON-PARTICIPATING LAND OR FORMATIONS. Any operator may, with the approval of the AO, at such party’s sole risk, cost, and expense, drill a well on the unitized land to test any formation provided the well is outside any participating area established for that formation, unless within 90 days of receipt of notice from said party of his intention to drill the well, the Unit Operator elects and commences to drill the well in a like manner as other wells are drilled by the Unit Operator under this agreement.

If any well drilled under this section by a non-unit operator results in production of unitized substances in paying quantities such that the land upon which it is situated may properly be included in a participating area, such participating area shall be established or enlarged as provided in this agreement and the well shall thereafter be operated by the Unit Operator in accordance with the terms of this agreement and the unit operating agreement.

If any well drilled under this section by a non-unit operator obtains production in quantities insufficient to justify the inclusion of the land upon which such well is situated in a participating area, such well may be operated and produced by the party drilling the same, subject to the conservation requirements of this agreement. The royalties in amount or value of production from any such well shall be paid as specified in the underlying lease and agreements affected.

13. ROYALTY SETTLEMENT. The State of Colorado and any royalty owner who is entitled to take in kind a share of the substances now unitized hereunder shall hereafter be entitled to the right to take in kind its share of the unitized substances, and Unit Operator, or the non-unit operator in the case of the operation of a well by a non-unit operator as herein provided for in special cases, shall make deliveries of such royalty share taken in kind in conformity with the applicable contracts, laws, and regulations. Settlement for royalty interest not taken in kind shall be made by an operator responsible

EXHIBIT G-2, PAGE 9

therefor under existing contracts, laws and regulations, or by the Unit Operator on or before the last day of each month for unitized substances produced during the preceding calendar month; provided, however, that nothing in this section shall operate to relieve the responsible parties of any land from their respective lease obligations for the payment of any royalties due under their leases.

If gas obtained from lands not subject to this agreement is introduced into any participating area hereunder, for use in repressuring, stimulation of production, or increasing ultimate recovery, in conformity with a plan of development and operation approved by the AO, a like amount of gas, after settlement as herein provided for any gas transferred from any other participating area and with appropriate deduction for loss from any cause, may be withdrawn from the formation into which the gas is introduced, royalty free as to dry gas, but not as to any products which may be extracted therefrom; provided that such withdrawal shall be at such time as may be provided in the approved plan of development and operation or as may otherwise be consented to by the AO as conforming to good petroleum engineering practice; and provided further, that such right of withdrawal shall terminate on the termination of this unit agreement.

In the event the United States joins this unit and if applicable, then royalty due the United States shall be computed as provided in 30 CFR Group 200 and paid in value or delivered in kind as to all unitized substances on the basis of the amounts thereof allocated to unitized Federal land as provided in Section 11 at the rates specified in the respective Federal leases, or at such other rate or rates as may be authorized by law or regulation and approved by the AO; provided, that for leases on which the royalty rate depends on the daily average production per well, said average production shall be determined in accordance with the operating regulations as though each participating area were a single consolidated lease.

14. RENTAL SETTLEMENT. Rental or minimum royalties due on leases committed hereto shall be paid by the appropriate parties under existing contracts, laws, and regulations, provided that nothing herein contained shall operate to relieve the responsible parties of the land from their respective obligations for the payment of any rental or minimum royalty due under their leases. Rental or minimum royalty for lands of the United States subject to this agreement shall be paid at the rate specified in the respective leases from the United States unless such rental or minimum royalty is waived, suspended, or reduced by law or by approval of the Secretary or his duly authorized representative.

With respect to any lease on non-Federal land containing provisions which would terminate such lease unless drilling operations are commenced upon the land covered thereby within the time therein specified or rentals are paid for the privilege of deferring such drilling operations, the rentals required thereby shall, notwithstanding any other provision of this agreement, be deemed to accrue and become payable during the term thereof as extended by this agreement and until the required drilling operations are commenced upon the land covered thereby, or until some portion of such land is included within a participating area.

15. CONSERVATION. Operations hereunder and production of unitized substances shall be conducted to provide for the most economical and efficient recovery of said substances without waste, as defined by or pursuant to State or Federal law or regulation.

16. DRAINAGE.

(a) The Unit Operator shall take such measures as the AO deems appropriate and adequate to prevent drainage of unitized substances from unitized land by wells on land not subject to this agreement, which shall include the drilling of protective wells and which may include the payment of a fair and reasonable compensatory royalty, as determined by the AO.

EXHIBIT G-2, PAGE 10

(b) In the event the United States joins this unit and if applicable, then whenever a participating area approved under Section 10 of this agreement contains unleased Federal lands, the value of 12-1/2 percent of the production that would be allocated to such Federal lands under Section 11 of this agreement, if such lands were leased, committed and entitled to participation, shall be payable as compensatory royalties to the Federal Government. Parties to this agreement holding working interests in committed leases within the applicable participating area shall be responsible for such compensatory royalty payment on the volume of production reallocated from the unleased Federal lands to their unitized tracts under Section 11. The value of such production subject to the payment of said royalties shall be determined pursuant to 30 CFR Part 206. Payment of compensatory royalties on the production reallocated from unleased Federal land to the committed tracts within the participating area shall fulfill the Federal royalty obligation for such production, and said production shall be subject to no further Federal royalty assessment under Section 13 of this agreement. Payment of compensatory royalties as provided herein shall accrue from the date the committed tracts in the participating area that includes unleased Federal land receive a production allocation, and shall be due and payable monthly by the last day of the calendar month next following the calendar month of actual production. If leased Federal lands receiving a production allocation from the participating area become unleased, compensatory royalties shall accrue from the date the Federal lands become unleased. Payment due under this provision shall end when the unleased Federal tract is leased or when production of unitized substances ceases within the participating area and the participating area is terminated, whichever occurs first.

17. LEASES AND CONTRACTS CONFORMED AND EXTENDED. The terms, conditions, and provisions of all leases, subleases, and other contracts relating to exploration, drilling, development, or operation for oil or gas on lands committed to this agreement are hereby expressly modified and amended to the extent necessary to make the same conform to the provisions hereof, but otherwise to remain in full force and effect; and the parties hereto hereby consent that the State of Colorado shall and by it’s approval hereof, or by the approval hereof by it’s duly authorized representative, does hereby establish, alter, change, or revoke the drilling, producing, rental, minimum royalty, and royalty requirements of State of Colorado leases committed hereto and the regulations in respect thereto to conform said requirements to the provisions of this agreement, and, without limiting the generality of the foregoing, all leases, subleases, and contracts are particularly modified in accordance with the following:

(a) The development and operation of lands subject to this agreement under the terms hereof shall be deemed full performance of all obligations for development and operation with respect to each and every separately owned tract subject to this agreement, regardless of whether there is any development of any particular tract of this unit area.

(b) Drilling and producing operations performed hereunder upon any tract of unitized lands will be accepted and deemed to be performed upon and for the benefit of each and every tract of unitized land, and no lease shall be deemed to expire by reason of failure to drill or produce wells situated on the land therein embraced.

(c) Suspension of drilling or producing operations on all unitized lands pursuant to direction or consent of the AO shall be deemed to constitute such suspension pursuant to such direction or consent as to each and every tract of unitized land. A suspension of drilling or producing operations limited to specified lands shall be applicable only to such lands.

(d) Each lease, sublease or contract relating to the exploration, drilling, development, or operation for oil or gas of lands other than those of the United States committed to this agreement which, by its terms might expire prior to the termination of this agreement, is hereby extended beyond any such term so provided therein so that it shall be continued in full force and effect for and during the term of this agreement.

EXHIBIT G-2, PAGE 11

(e) In the event the United States joins this unit and if applicable, then any Federal lease committed hereto shall continue in force beyond the term so provided therein or by law as to the land committed so long as such lease remains subject hereto, provided that production of unitized substances in paying quantities is established under this unit agreement prior to the expiration date of the term of such lease, or in the event actual drilling operations are commenced on unitized land, in accordance with provisions of this agreement, prior to the end of the primary term of such lease and are being diligently prosecuted at that time, such lease shall be extended for two years, and so long thereafter as oil or gas is produced in paying quantities in accordance with the provisions of the Mineral Leasing Act, as amended.

(f) In the event the United States joins this unit and if applicable, then each sublease or contract relating to the operation and development of unitized substances from lands of the United States committed to this agreement, which by its terms would expire prior to the time at which the underlying lease, as extended by the immediately preceding paragraph, will expire, is hereby extended beyond any such term so provided therein so that it shall be continued in full force and effect for and during the term of the underlying lease as such term is herein extended.

(g) In the event the United States joins this unit and if applicable, then the segregation of any Federal lease committed to this agreement is governed by the following provision in the fourth paragraph of Sec. 17(m) of the Mineral Leasing Act, as amended by the Act of September 2, 1960, (74 Stat. 781-784) (30 U.S.C. 226 (m)): “Any (Federal) lease heretofore or hereafter committed to any such (unit) plan embracing lands that are in part within and in part outside of the area covered by any such plan shall be segregated into separate leases as to the lands committed and the lands not committed as of the effective date of unitization: Provided, however, that any such lease as to the non-unitized portion shall continue in force and effect for the term thereof but for not less than two years from the date of such segregation and so long thereafter as oil or gas is produced in paying quantities.” If the public interest requirement is not satisfied, the segregation of a lease and/or extension of a lease pursuant to 43 CFR 3107.3-2 and 43 CFR 3107.4, respectively, shall not be effective.

18. COVENANTS RUN WITH LAND. The covenants herein shall be construed to be covenants running with the land with respect to the interests of the parties hereto and their successors in interest until this agreement terminates, and any grant, transfer or conveyance of interest in land or leases subject hereto shall be and hereby is conditioned upon the assumption of all privileges and obligations hereunder by the grantee, transferee, or other successor in interest. No assignment or transfer of any working interest royalty, or other interest subject hereto shall be binding upon Unit Operator until the first day of the calendar month after Unit Operator is furnished with the original, photostatic, or certified copy of the instrument of transfer.

19. EFFECTIVE DATE AND TERM. This agreement shall become effective upon approval of the AO and shall automatically terminate five (5) years from said effective date unless:

(a) upon application by the Unit Operator such date of expiration is extended by the AO, or

(b) it is reasonably determined prior to the expiration of the fixed term or any extension thereof that the unitized land is incapable of production of unitized substances in paying quantities in the formations tested hereunder, and after notice of intention to terminate this agreement on such ground is given by the Unit Operator to all parties in interest at their last known addresses, this agreement is terminated with approval of the AO, or

(c) a valuable discovery of unitized substances in paying quantities has been made or accepted on unitized land during said initial term or any extension thereof, in which event this agreement shall remain in effect for such term and so long thereafter as unitized substances can be produced in quantities sufficient to pay for the cost of producing same from wells on unitized land within any participating area established hereunder. Should production cease and diligent drilling or reworking operations to restore production or new production are not in progress within 60 days and production is not restored or should new production not be obtained in paying quantities on committed lands within this unit area, this agreement will automatically terminate effective the last day of the month in which the last unitized production occurred, or

EXHIBIT G-2, PAGE 12

(d) it is voluntarily terminated as provided in this agreement. Except as noted herein this agreement may be terminated at any time prior to the discovery of unitized substances which can be produced in paying quantities by not less than 75 per centum, on an acreage basis, of the working interest owners signatory hereto, with the approval of the AO. The Unit Operator shall give notice of any such approval to all parties hereto. If the public interest requirement is not satisfied, the approval of this unit by the AO shall be invalid.

20. RATE OF PROSPECTING, DEVELOPMENT, AND PRODUCTION. The AO is hereby vested with authority to alter or modify from time to time, in his discretion, the quantity and rate of production under this agreement when such quantity and rate are not fixed pursuant to Federal or State law, or do not conform to any Statewide voluntary conservation or allocation program which is established, recognized, and generally adhered to by the majority of operators in such State. The above authority is hereby limited to alteration or modifications which are in the public interest. The public interest to be served and the purpose thereof, must be stated in the order of alteration or modification. Without regard to the foregoing, the AO is also hereby vested with authority to alter or modify from time to time, in his discretion, the rate of prospecting and development and the quantity and rate of production under this agreement when such alteration or modification is in the interest of attaining the conservation objectives stated in this agreement and is not in violation of any applicable Federal or State law.

Powers in this section vested in the AO shall only be exercised after notice to Unit Operator and opportunity for hearing to be held not less than 15 days from notice.

21. APPEARANCES. The Unit Operator shall, after notice to other parties affected, have the right to appear for and on behalf of any and all interests affected hereby before the State of Colorado and to appeal from orders issued under the regulations of said Department, or to apply for relief from any of said regulations, or in any proceedings relative to operations before the State of Colorado, or any other legally constituted authority; provided, however, that any other interested party shall also have the right at its own expense to be heard in any such proceeding.

22. NOTICES. All notices, demands, or statements required hereunder to be given or rendered to the parties hereto shall be in writing and shall be personally delivered to the party or parties, or sent by postpaid registered or certified mail, to the last known address of the party or parties.

23. NO WAIVER OF CERTAIN RIGHTS. Nothing herein contained in this agreement shall be construed as a waiver by any party hereto of the right to assert any legal or constitutional right or defense as to the validity or invalidity of any law of the State where the unitized lands are located, or of the United States, or regulations issued thereunder in any way affecting such party, or as a waiver by any such party of any right beyond his or its authority to waive.

24. UNAVOIDABLE DELAY. All obligations under this agreement requiring the Unit Operator to commence or continue drilling, or to operate on, or produce unitized substances from any of the lands covered by this agreement, shall be suspended while the Unit Operator, despite the exercise of due care and diligence, is prevented from complying with such obligations, in whole or in part, by strikes, acts of God, Federal, State, or municipal law or agencies, unavoidable accidents, uncontrollable delays in transportation, inability to obtain necessary materials or equipment in the open market, or other matters beyond the reasonable control of the Unit Operator whether similar to matters herein enumerated or not.

EXHIBIT G-2, PAGE 13

25. NONDISCRIMINATION. In connection with the performance of work under this agreement, the Unit Operator agrees to comply with all the provisions of Section 202 (1) to (7) inclusive of Executive Order 11246 (30 F.R. 12319), as amended, which are hereby incorporated by reference in this agreement.

26. LOSS OF TITLE. In the event title to any tract of unitized land shall fail and the true owner cannot be induced to join in this unit agreement, such tract shall be automatically regarded as not committed hereto, and there shall be such readjustment of future costs and benefits as may be required on account of the loss of such title. In the event of a dispute as to title to any royalty, working interest, or other interest subject thereto, payment or delivery on account thereof may be withheld without liability for interest until the dispute is finally settled; provided, in the event the United States joins this unit and if applicable, then as to Federal lands or leases, no payments of funds due the United States shall be withheld, but such funds shall be deposited as directed by the AO, to be held as unearned money pending final settlement of the title dispute, and then applied as earned or returned in accordance with such final settlement.

Unit Operator as such is relieved from any responsibility for any defect or failure of any title hereunder.

27. NON-JOINDER AND SUBSEQUENT JOINDER. If the owner of any substantial interest in a tract within the unit area fails or refuses to subscribe or consent to this agreement, the owner of the working interest in that tract may withdraw the tract from this agreement by written notice delivered to the proper State of Colorado office and the Unit Operator prior to the approval of this agreement by the AO. Any oil or gas interests in lands within the unit area not committed hereto prior to final approval may thereafter be committed hereto by the owner or owners thereof subscribing or consenting to this agreement, and, if the interest is a working interest, by the owner of such interest also subscribing to the unit operating agreement. All working interest owners committed hereto hereby consent to all subsequent joinders by working interest and non working interest owners and that said subsequent joinders to this agreement shall be effective as of the date of the filing with the AO of duly executed counterparts of all or any papers necessary to establish effective commitment of any interest and/or tract to this agreement. Joinder to the unit agreement by a working interest owner, at any time, must be accompanied by appropriate joinder to the unit operating agreement, in order for the interest to be regarded as committed to this agreement.

28. COUNTERPARTS. This agreement may be executed in any number of counterparts, no one of which needs to be executed by all parties, or may be ratified or consented to by separate instrument in writing specifically referring hereto and shall be binding upon all those parties who have executed such a counterpart, ratification, or consent hereto with the same force and effect as if all such parties had signed the same document, and regardless of whether or not it is executed by all other parties owning or claiming an interest in the lands within the above-described unit area.

29. SURRENDER. Nothing in this Agreement shall prohibit the exercise by any working interest owner of the right to surrender vested in such party by any lease, sublease, or operating agreement as to all or any part of the lands covered thereby, provided that each party who will or might acquire such working interest by such surrender or by forfeiture as hereafter set forth, is bound by the terms of this Agreement.

If as a result of any surrender, the working interest rights as to such lands become vested in any party other than the fee owner of the Unitized Substances, said party may forfeit such rights and further benefits from operations hereunder as to said land to the party next in the chain of title who shall be and become the owner of such working interest.

If as the result of any such surrender of forfeiture working interest rights become vested in the fee owner of the Unitized Substances, such owner may:

EXHIBIT G-2, PAGE 14

(a) Accept those working interest rights subject to this Agreement and the Unit Operating Agreement; or

(b) Lease the portion of such land as is included in a participating area established hereunder subject to this Agreement and the Unit Operating Agreement; or

(c) Provide for the independent operation of any part of such land that is not then included within a participating area established hereunder.

If the fee owner of the Unitized Substances does not accept the working interest rights subject to this Agreement and the Unit Operating Agreement or lease such lands as above provided within 6 months after the surrendered or forfeited, working interest rights become vested in the fee owner; the benefits and obligations of operations accruing to such lands under this Agreement be shared by the remaining owners of the unitized working interests in accordance with their respective working interest ownerships, and such owners of working interests shall compensate the fee owner of Unitized Substances in such lands by paying sums equal to the rentals, minimum royalties, and royalties applicable to such lands under the lease in effect when the lands were unitized.

An appropriate accounting and settlement shall be made for all benefits accruing to or payments and expenditures made or incurred on behalf of such surrendered or forfeited working interests subsequent to the date of surrender of forfeiture, and payment of any moneys found to be owing by such an accounting shall be made as between the parties within 30 days.

The exercise of any right vested in a working interest owner to reassign such working interest to the party from whom obtained shall be subject to the same conditions as set forth in this section in regard to the exercise of a right to surrender.

30. TAXES. The working interest owners shall render and pay for their account and the account of the royalty owners all valid taxes on or measured by the Unitized Substances in and under or that may be produced, gathered and sold from the land covered by this Agreement after its effective date, or upon the proceeds derived therefrom. The working interest owners on each tract shall and may charge the proper proportion of said taxes to royalty owners having interests in said tract, and may currently retain and deduct a sufficient amount of the Unitized Substances or derivative products, or net proceeds thereof, from the allocated share of each royalty owner to secure reimbursement for the taxes so paid. No such taxes shall be charged to the United States or the State of Colorado or to any lessor who has a contract with his lessee which requires the lessee to pay such taxes.

31. NO PARTNERSHIP. It is expressly agreed that the relation of the parties hereto is that of independent contractors and nothing contained in this Agreement, expressed or implied, nor any operations conducted hereunder, shall create or be deemed to have created a partnership or association between the parties hereto or any of them.

32. COLORADO STATE LAND PROVISIONS. Certain of the unitized land is public land of the State of Colorado, and in connection with the approval of this agreement by the State Board of Land Commissioners of said State pursuant to Chapter 112, Article 3, Section 112-3-15, Colorado Revised Statutes, 1953, and Federal Regulations, it is agreed that there shall be filed with the State Board of Land Commissioners:

(a)	One copy of the complete unit agreement and one copy of any revised Exhibits “A” and “B” concurrently with the filing thereof with the AO, pursuant to Section 1 hereof.

EXHIBIT G-2, PAGE 15

(b)	One copy of any notice of the proposed expansion or contraction of the unit area required to be delivered to the AO pursuant to Section 1 (b) hereof.

(c)	One copy of any Unit Operating Agreement executed pursuant to Section 6 hereof.

(d)	One copy of any schedule of proposed participating area submitted for approval under Section 10 hereof, concurrently with its submission to the AO. The State Board of Land Commissioners, or its authorized representative, shall have a period of fifteen (15) days from receipt of said schedule within which to file with the AO any objection thereto, together with any recommendation for revision thereof. If any objection or recommendation is not concurred in by Unit Operator and AO prior to submission of the schedule to the AO for approval, the AO shall approve or disapprove the schedule after giving due consideration to the objections and recommendations filed by the Commissioners or their representative.

(e)	One copy of any proposed plan of development or modification thereof, which is filed with the AO under Section 9 hereof.

It is further agreed that:

1. All valid and pertinent Land Board Regulations now in effect governing State of Colorado lands not inconsistent with the terms hereof or the laws of the State of Colorado are hereby accepted as to State lands and made a part of this agreement.

2. Nothing in this agreement contained shall relieve lessees of the public lands of the State of Colorado from their obligations to pay rentals or royalties, either in values or in kind, with respect to unitized substances allocated to such lands hereunder, at the rates specified in their respective leases.

3. In the event that a title dispute arises as to State lands or leases, no payment of funds due the State of Colorado shall be withheld, but such funds shall be deposited as directed by the State Board of Land Commissioners to be held as unearned money pending final settlement of the title dispute, and then applied as earned or returned in accordance with such final settlement. However, in the event there is a title dispute between the State of Colorado and the United States of America, payments deposited as directed by the AO as provided in Section 10 or 26 shall satisfy the requirements of the State of Colorado with respect to the deposited monies due the State, and no additional payments need be deposited with the State under the provisions hereof with respect to such lands.

4. Each lease on lands of the State of Colorado committed to this Unit Agreement is hereby extended for so long beyond its expiration date as this Unit Agreement remains in effect, but such extension shall not exceed five years from the effective date of the unit agreement except in the following manner:

(a) The Board agrees that upon the happening of one or more of the following events, which shall be cumulative in effect, the lease or leases covering State of Colorado lands shall be extended beyond the terms specified in the paragraph immediately above as to the lands so affected for the additional term hereinafter set forth by such events. As to lands under a lease or leases which are not affected by the happening of one or more of the following events, expiration shall occur at the end of the term specified in said paragraph above, and the extension herein provided for shall not apply to such unaffected lands; it being expressly understood that by this provision an extension may occur under the following provisions only as to those lands specifically included in an approved participating area, or included within an application for establishment or enlargement of a participating area; provided that for the purpose of this separation, if any part of a 40-acre legal subdivision or its lot, tract, or nearest aliquot or aliquant equivalent thereof is in a participating or application therefor, the such legal subdivisions or equivalent shall be considered in the extended category; it being further expressly understood that the inclusion of part of the lands covered by a lease in a participating area shall not be construed so as to extend the term of the lease as to any lands covered by the lease not so included.

EXHIBIT G-2, PAGE 16

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and have set opposite their respective names the date of execution.

UNIT OPERATOR AND WORKING INTEREST OWNER

By

Address:	Date of Execution

STATE OF )
)	ss.
COUNTY OF )

The foregoing instrument was acknowledged before me by

                                                                                                  as

of                                                                                                   .

This             day of                     , 201    .

WITNESS my hand and official seal.

My Commission Expires:

Notary Public

UNIT OPERATOR SIGNATURE PAGE FOR THE

                     UNIT AGREEMENT

                     COUNTY,

EXHIBIT G-2, PAGE 17

Exhibit H: Designated Account

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*** Single Page]

Exhibit I: Quicksilver Excluded Assets

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***Pages 1 to 7]

EXHIBIT J

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (hereinafter called “ASSIGNMENT”) is made between Quicksilver Resources Inc. a Delaware corporation, the address for which is 801 Cherry Street, Suite 3700, Unit 19, Fort Worth, Texas 76102 hereinafter called “ASSIGNOR” and, SWEPI LP, a Delaware limited partnership, the address for which is 200 N. Dairy Ashford, Houston, Texas 77079, hereinafter called “ASSIGNEE.”

In consideration of the mutual promises made between ASSIGNOR and ASSIGNEE and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR hereby BARGAINS, SELLS, ASSIGNS, TRANSFERS AND DELIVERS unto ASSIGNEE an undivided 50% of all of ASSIGNOR’s right, title and interest in and to the property or property interests listed below except to the extent any of the same constitute an EXCLUDED ASSET (as defined herein) (collectively herein referred to as the “PROPERTY”):

(a) Wells. Those certain oil and gas wells located on the oil, gas and mineral leases described in EXHIBIT A-1, as such wells are more particularly described in EXHIBIT A-2 hereto (the “WELLS”); and

(b) Equipment. Personal property, leasehold equipment, and associated facilities (including but not limited to casing, wellhead equipment, fixtures and pipelines) which are necessary and convenient to operate and produce the WELLS and associated with the WELLS as of September 20, 2012.

Exclusions. Notwithstanding anything to the contrary contained in this ASSIGNMENT, the PROPERTY shall not include and there is excepted, reserved and excluded from this ASSIGNMENT and the PROPERTY all of the properties, assets and interests described on EXHIBIT B (collectively the “EXCLUDED ASSETS”).

TO HAVE AND TO HOLD the PROPERTY, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto ASSIGNEE, its successors and assigns, forever, subject, however, to the terms and conditions of this ASSIGNMENT.

THIS ASSIGNMENT shall be subject to the to the following terms and conditions:

EXHIBIT J, PAGE 1

1. Effective Date. This ASSIGNMENT shall be effective as of 12:01 a.m. local time where the PROPERTY is located, on the date set forth on the signature page hereto (the “EFFECTIVE DATE”).

2. Successors and Assigns. The terms, conditions or exceptions contained herein shall constitute covenants running with the land, and shall be binding upon, and for the benefit of, the respective successors and assigns of ASSIGNOR and ASSIGNEE.

3. Title. ASSIGNOR SHALL WARRANT AND DEFEND TITLE TO THE PROPERTY CONVEYED TO ASSIGNEE AGAINST EVERY PERSON WHOMSOEVER LAWFULLY CLAIMING TITLE TO THE PROPERTY OR ANY PART THEREOF BY, THROUGH OR UNDER ASSIGNOR, BUT NOT OTHERWISE. This ASSIGNMENT is made with full substitution and subrogation of ASSIGNEE in and to all covenants and warranties of title by all preceding owners or vendors of the PROPERTY other than ASSIGNOR or any affiliate of ASSIGNOR heretofore given or made in respect to the PROPERTY or any part thereof.

4. Further Assurances. ASSIGNOR and ASSIGNEE agree to execute and deliver all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be reasonably necessary to more fully and effectively grant, convey and assign to ASSIGNEE the rights, obligations, titles and interests and estates in the PROPERTY.

5. Taxes, Costs, and Fees. ASSIGNEE shall be responsible for the economic burden and payment of all taxes relating to the PROPERTY from and after the EFFECTIVE DATE, regardless of when they are actually assessed. ASSIGNOR shall be responsible for the economic burden and payment of all taxes relating to the PROPERTY prior to the EFFECTIVE DATE, regardless of when they are actually assessed.

6. Applicable Law. THIS ASSIGNMENT, OTHER DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE LEGAL RELATIONS BETWEEN THE PARTIES WITH RESPECT TO THIS ASSIGNMENT, SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO RULES CONCERNING CONFLICTS OF LAWS.

7. Disclaimers.

EXCEPT AS SET FORTH IN ARTICLE 11.1 OF THE AEA (AS DEFINED HEREIN) AND PARAGRAPH 3 HEREOF, ASSIGNOR (A) MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION AND WARRANTY REGARDING (I) ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE

EXHIBIT J, PAGE 2

ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE PROPERTY OR (II) ANY RIGHT OR ABILITY TO EVACUATE OR TRANSPORT HYDROCARBON PRODUCTION OFF THE PROPERTY, NOW OR IN THE FUTURE; AND (B) EXPRESSLY DISCLAIMS (I) ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS RESPECTIVE AFFILIATES); (II) ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (a) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OR STATEMENT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE PROPERTY, (b) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ASSIGNEE OR ITS AFFILIATES, OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THE AEA OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, (c) THE QUANTITY, QUALITY, RECOVERABILITY OR MARKETABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE PROPERTY, (d) ANY ESTIMATES OF THE VALUE OF THE PROPERTY OR FUTURE REVENUES GENERATED BY THE PROPERTY, (e) THE PRODUCTION OF HYDROCARBONS FROM THE PROPERTY, (f) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE PROPERTY, (g) MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT INCLUDED IN THE PROPERTY, AND (h) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS SET FORTH IN ARTICLE 11.1 OF THE AEA, ASSIGNEE EXPRESSLY ACKNOWLEDGES AND AGREES THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE PROPERTY IN ITS PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

EXCEPT AS SET FORTH IN ARTICLE 11.1 OF THE AEA AND PARAGRAPH 3 HEREOF, ASSIGNEE HEREBY RELEASES, REMISES AND FOREVER DISCHARGES ASSIGNOR AND ITS AFFILIATES FROM ANY AND ALL CLAIMS THAT RELATE TO OR ARISE OUT OF THE OWNERSHIP, USE OR OPERATION OF THE PROPERTY KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, CONTINGENT OR OTHERWISE, WHICH ASSIGNEES MIGHT NOW OR SUBSEQUENTLY MAY HAVE AGAINST

EXHIBIT J, PAGE 3

ASSIGNOR OR ITS AFFILIATES, RELATING DIRECTLY OR INDIRECTLY TO THE CLAIMS ARISING OUT OF OR INCIDENT TO ENVIRONMENTAL LAWS OR ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, REGARDLESS OF FAULT.

8. Exhibits. References to “Exhibits” are to Exhibits attached to this ASSIGNMENT, which are made parts hereof for all purposes.

9. Counterparts. This ASSIGNMENT may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. To facilitate recordation or filing of this ASSIGNMENT, each counterpart filed with a county or state or federal agency or office may contain only those portions of the Exhibits to this ASSIGNMENT that describe property under the jurisdiction of that agency or office. Complete copies of this ASSIGNMENT containing the entire Exhibits have been retained by ASSIGNOR and ASSIGNEE.

10. Acquisition and Exploration Agreement. This ASSIGNMENT is expressly subject to the terms and conditions of that certain Acquisition and Exploration Agreement dated [            ], by and between ASSIGNOR and ASSIGNEE (the “AEA”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the AEA.

EXHIBIT J, PAGE 4

EXECUTED on the              day of             .

QUICKSILVER RESOURCES INC.

By:
Name:
Title:

This ASSIGNMENT and related terms, conditions or exceptions accepted this              day of             .

SWEPI LP

By:
Name:
Title:

STATE OF	§
§
COUNTY OF	§

On this              day of             , personally appeared             , known to me to be the person whose name is subscribed to the foregoing instrument as              for QUICKSILVER RESOURCES INC., a Delaware corporation, and acknowledged to me that he subscribed the name of QUICKSILVER RESOURCES INC., as principal, and his own name as             .

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of             .

My Commission Expires:
Notary Public in and for
County, Texas

EXHIBIT J, PAGE 5

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On this              day of             , personally appeared             , known to me to be the person whose name is subscribed to the foregoing instrument as Attorney-in-Fact for SWEPI LP, a Delaware limited partnership, and acknowledged to me that he subscribed the name of SWEPI LP, as principal, and his own name as Attorney-in-Fact.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this              day of             .

My Commission Expires:
Notary Public in and for
Harris County, Texas

EXHIBIT J, PAGE 6

EXHIBIT A-1

OIL, GAS AND MINERAL LEASES

EXHIBIT J, PAGE   - 7 -

EXHIBIT A-2

WELLS

EXHIBIT J, PAGE  - 8 -

EXHIBIT B

EXCLUDED ASSETS

EXHIBIT J, PAGE  - 9 -

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

The rights and obligations under the following documents insofar, and only insofar, as such rights and obligations under such documents are attributable to the Quicksilver Leases, Quicksilver Wells and the Oil and Gas Leases covering the Quicksilver Interests.

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION

CO-000010.A	CONFIDENTIALITY AGREEMENT	GFL & ASSOCIATES, LLC	QUICKSILVER RESOURCES INC.	6/21/2010	6/21/2011

CO-000010.B	LEASE ACQUISITION AGREEMENT	GFL & ASSOCIATES, LLC	QUICKSILVER RESOURCES INC.	7/30/2010

CO-000010.C	ASSIGNMENT	GFL & ASSOCIATES, LLC	QUICKSILVER RESOURCES INC.	9/22/2010		20103205

CO-000010.D	ASSIGNMENT	GFL & ASSOCIATES, LLC	QUICKSILVER RESOURCES INC.	9/22/2010		703935

CO-000011.A	ASSET PURCHASE AGREEMENT	BUCK PEAK LLC, PREMIER ENERGY PARTNERS (I) LLC, WEST POINT ENERGY LLC	QUICKSILVER RESOURCES INC.	7/27/2010

CO-000011.B	LEASE EXTENSION AND DEVELOPMENT AGREEMENT	BUCK PEAK LLC, PREMIER ENERGY PARTNERS (I) LLC, WEST POINT ENERGY LLC	QUICKSILVER RESOURCES INC.	7/27/2010

CO-000011.C	ASSIGNMENT	BUCK PEAK LLC, PREMIER ENERGY PARTNERS (I) LLC, WEST POINT ENERGY LLC	QUICKSILVER RESOURCES INC.	9/23/2010		20103392

CO-000011.D	ASSET PURCHASE AGREEMENT	BUCK PEAK, LLC	QUICKSILVER RESOURCES INC.	12/10/2010

CO-000011.E	ASSIGNMENT	BUCK PEAK, LLC	QUICKSILVER RESOURCES INC.	11/23/2010		20104475

CO-000011.F	ASSIGNMENT	BUCK PEAK, LLC	QUICKSILVER RESOURCES INC.	1/18/2011		20110547

CO-000015.A	PSA	BELL ROCK HOLDINGS, LLC	QUICKSILVER RESOURCES INC.	11/19/2010

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION

CO-000015.B	ASSIGNMENT	BELL ROCK HOLDINGS, LLC	QUICKSILVER RESOURCES INC.	11/19/2010		20104409

CO-000015.C	AMI	BELL ROCK HOLDINGS, LLC	QUICKSILVER RESOURCES INC.	11/19/2010			ALL OF T6N-R92W AND ALL LANDS WITHIN ONE MILE OF BOUNDARY OF SAID TOWNSHIP & RANGE

CO-000015.D	ASSIGNMENT	QUICKSILVER RESOURCES INC.	NEXGEN ROYALTY HOLDINGS, LLC, ET AL	12/30/2011		20120346	LANDS IN 6N-92W, 7N-92W, 6N-91W, 5N-92W, MOFFAT COUNTY, COLORADO

CO-000016.A	ASSIGNMENT	QUICKSILVER RESOURCES INC.	NEXGEN ROYALTY HOLDINGS, LLC, ET AL	11/19/2010		20104415

CO-000017.A	PSA	FOUNDATION ENERGY FUND III-B HOLDING, LLC AND FOUNDATION ENERGY FUND III-A, LP	QUICKSILVER RESOURCES INC.	1/31/2011

CO-000017.B	ASSIGNMENT	FOUNDATION ENERGY FUND III-B HOLDING, LLC AND FOUNDATION ENERGY FUND III-A, LP	QUICKSILVER RESOURCES INC.	11/1/2010		20111946

CO-000017.C	RELEASE AND RE-CONVEYANCE	FOUNDATION ENERGY FUND III-B HOLDING, LLC	FOUNDATION ENERGY FUND III-B, LP	11/1/2010		20111945

CO-000017.D	ASSIGNMENT	FOUNDATION ENERGY FUND III-B HOLDING, LLC AND FOUNDATION ENERGY FUND III-A, LP	QUICKSILVER RESOURCES INC.	11/1/2010		20113780

CO-000017.E	ASSIGNMENT	FOUNDATION ENERGY FUND III-B HOLDING, LLC AND FOUNDATION ENERGY FUND III-A, LP	QUICKSILVER RESOURCES INC.	11/1/2010		710549

CO-000017.F	ASSIGNMENT (BLM LEASES)	FOUNDATION ENERGY FUND III-B HOLDING, LLC	QUICKSILVER RESOURCES INC.	11/1/2010		BLM Serial Number: COC-072192X

CO-000017.G	JOA	TIPPERARY OIL AND GAS CORPORATION	KOCH EXPLORATION COMPANY	6/14/2001

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO-000017.H	FACILITY INSTALLATION AGREEMENT	ROCKY MOUNTAIN NATURAL GAS COMPANY	PIONEER NATURAL RESOURCES USA, INC.	10/1/2006

CO-000017.I	INTERRUPTIBLE TRANSPORATION SERVICE AGREEMENT	ROCKY MOUNTAIN NATURAL GAS, LLC	PIONEER NATURAL RESOURCES USA, INC.	10/1/2008

CO-000017.J	MISC (OIL CONTRACT)	FOUNDATION ENERGY MANAGEMENT, LLC	ENWEST MARKETING	6/1/2010

CO-000017.K	JV	TIPPERARY OIL AND GAS CORPORATION	BEARTOOTH OIL AND GAS COMPANY	12/18/2000

CO-000017.L	PSA	PIONEER NATURAL RESOURCES USA, INC.	FOUNDATION ENERGY FUND III-B HOLDING, LLC AND FOUNDATION ENERGY FUND III-A, LP	1/13/2010

CO-000017.M	JOA	TIPPERARY OIL AND GAS CORPORATION	KOCH EXPLORATION COMPANY	5/4/2001

CO-000017.N	ASSIGNMENT (BUYER’S OPTION LEASES)	FOUNDATION ENERGY FUND III-B HOLDING, LLC	QUICKSILVER RESOURCES INC.	8/8/2011		20115824

CO-000019.A	UNIT AGREEMENT	SOMBRERO UNIT AND OPERATING AGREEMENT		6/1/2007

CO-000020.A	LEASE ACQUISITION AGREEMENT	XNP RESOURCES, LLC AND SUNTERRA OIL AND GAS LP	QUICKSILVER RESOURCES INC.	4/19/2011

CO-000020.C	ASSIGNMENT	XNP RESOURCES, LLC AND SUNTERRA OIL AND GAS LP	QUICKSILVER RESOURCES INC.	6/6/2011		713529

CO-000022.A	ASSIGNMENT	QUICKSILVER RESOURCES INC.	NORTHWESTERN MUTUAL LIFE	5/13/2011		20114033

CO-000025.A	JOA	QUICKSILVER RESOURCES INC.	XNP RESOURCES LLC & SUNTERRA OIL & GAS LP	6/6/2011

CO-000027.A	LETTER AGREEMENT	JOSH ZIMMERMAN ETUX	QUICKSILVER RESOURCES INC.	7/26/2011

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO-000027.B	LETTER AGREEMENT	MICHAEL ANTHONY	QUICKSILVER RESOURCES INC.	7/26/2011

CO-000027.C	LETTER AGREEMENT	KENNETH NACHTMAN ET UX	QUICKSILVER RESOURCES INC.	7/26/2011

CO-000027.D	LETTER AGREEMENT	EDITH DAVIS	QUICKSILVER RESOURCES INC.	7/26/2011

CO-000028.A	JV	QUICKSILVER RESOURCES INC.	NRC-CO 1	7/26/2011

CO-000029.A	UNIT AGREEMENT	BRET GRANDBOUCHE UNIT		8/19/2011		20115248 corrected at: 20115248

CO-000030.A	PSA	ANDERSON OIL	QUICKSILVER RESOURCES INC.	12/17/2010

CO-000032.A	PSA (SHORT TERM)	ENERGY INVESTMENTS, INC.	QUICKSILVER RESOURCES INC.	12/1/2011

CO-000032.B	ASSIGNMENT (SHORT TERM PSA)	ENERGY INVESTMENTS, INC.	QUICKSILVER RESOURCES INC.	1/13/2012		721263

CO-000032.C	ASSIGNMENT (LONG TERM PSA - DEFECTED LEASES)	ENERGY INVESTMENTS, INC.	QUICKSILVER RESOURCES INC.	4/13/2012		724187

CO-000033.A	PSA (LONG TERM)	ENERGY INVESTMENTS, INC.	QUICKSILVER RESOURCES INC.	12/1/2011

CO-000033.B	ASSIGNMENT (LONG TERM PSA)	ENERGY INVESTMENTS, INC.	QUICKSILVER RESOURCES INC.	1/13/2012		721264

CO-000035.A	LETTER AGREEMENT	AXIA ENERGY, LLC AND QXY USA INC.	QUICKSILVER RESOURCES INC.	2/13/2012

CO-000038.A	ASSIGNMENT	PRAIRIE MOUNTAIN CORPORATION	THUNDERHEAD PROPERTIES LLC	5/17/2011		712652

CO-000039.A	ASSIGNMENT	THUNDERHEAD PROPERTIES LLC	COWTOWN GAS PROCESSING LP	7/7/2011		714606

CO-000040.A	UNIT AGREEMENT	K-DIAMOND UNIT AGREEMENT		1/13/2012

CO-000040.B	JOA	K-DIAMOND UNIT OPERATING AGREEMENT		1/13/2012

CO-000045.A	WATER USE AGREEMENT	BRET STEELE AND SHELI STEELE	QUICKSILVER RESOURCES INC	6/15/2012			10.0 AC M/L T6N - R 90W SECTION 18, SE/2SE/4 NE/4 MOFFAT COUNTY, COLORADO

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO1000145.55	SURFACE EASEMENT	SAMUEL L MCINTYRE ET UX	PATINA OIL & GAS CORP	08/20/02			EASEMENT AND ROW ACROSS T7N, R94W: ALL OR PARTS OF SECTIONS 2, 3, 4, 5, 6, 9, 10, 11, 18, 20, 21 & 28, MOFFAT COUNTY

CO1000542.55	SURFACE EASEMENT	K DIAMOND RANCH LLC	PIONEER NATURAL RESOURCES	01/05/07	SURFACE EASEMENT	20075159	50-FT ROW ACROSS: T7N-R93W SECS. 12, 13, 24, 25 & 26

CO1000551.55	SURFACE USE AGREEMENT	SPRING GULCH RANCH, LLC	QUICKSILVER RESOURCES INC	03/17/11			5N - 90W SEC 1: LOTS 7, 8, 9, 10, 11, 14, 15, 16, 17, 18, 19, 20 SEC 2: LOTS 5, 6, 11, 12, 13, 14, 19, 20, PART LOT 10 SEC 11: LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11,12,13,14,15 ,16 SEC 12: LOTS 1, 2, 3, 4, 5, 12, 13 SEC 13: PART OF LOTS 4 IN THE NE CORNER WEST TO NW CONRNER, SOUTH TO SW CORNER SEC 14: LOTS 1, 2, 3, 4, 6, 9, 10 SEC 15: LOT 1 6N - 90W SEC 8: NW4SW4 CONTAINING 2108.70 ACRES MORE OR LESS

CO1000594.55	ROW	BLM COC-74942	QUICKSILVER RESOURCES INC	06/23/11	ROW		ROW FOR ACCESS ROAD ACROSS SEC 16-T6N-R92W: W/2W/2; SE/4SW/4 MOFFAT CO., CO.

CO1000595.55	PERMIT	MOFFAT COUNTY 2011-0187	QUICKSILVER RESOURCES INC	06/02/11	PERMIT	20110187	ROW FOR DRIVEWAY LOCATED IN SEC 4-T6N-R92W, 0.62 MILES SOUTH OF COUNTY ROAD #174, MOFFAT CO., CO.

CO1000601.55	PERMIT	US DEP WESTERN AREA POWER ADMIN	QUICKSILVER RESOURCES INC	06/07/11	PERMIT		ACCESS ROAD ACROSS SECTIONS 8 & 9, TOWNSHIP 6 NORTH, RANGE 92 WEST 6TH PRINCIPAL MERIDIAN, MOFFAT COUNTY, CO, (ME)

CO1000602.55	SUA	JOHN STEHLE, AKA CEDAR MTN TRUST	QUICKSILVER RESOURCES INC	05/27/11			489.48 AC M/L IN TS 7N; RANGE 91 W OF THE 6TH PM; SECT 14: L 12 SECT 15: L9, 12,13, 14,, 15 & 16 SECT 22: L 1, 2, 3 SECT 23: L 9 & 10 MOFFAT CO., CO. (ME)

CO1000605.55	SUA	JAMES S. STEHLE ET UX	QUICKSILVER RESOURCES INC	05/27/11			489.48 AC M/L 7N; RANGE 91 W SEC 14: L12 SEC 15: L9, 12,13,14,15 & 16 SECT 22: L1,2,3 SECT 23: L 9 & 10

CO1000612.55	SUA	PIRTLAW PARTNERS LTD	QUICKSILVER RESOURCES INC	01/01/11		714535	4932.33 AC M/L DESC AS: 544.07 ACS M/L T6N-R87W SEC 5: SE/4NE/4, S/2 OF LOT 2, LOT 3, LOT 4, S/2NW/4, SW/4NE/4 AND 138.43 ACS M/L BEING PART OF SW/4 LYING NORTH OF CENTERLINE OF YAMPA RIVER LESS AND EXCEPT 10.79 ACS. SEC 6: 92.67 ACS BEING PART OF E/2NE/4 AND NE/4SE/4 LYING EAST OF CENTERLINE OF YAMPA RIVER. SEC 8: 1.44 ACS BEING PART OF N/2NE/4 LYING NORTH OF CENTERLINE OF YAMPA RIVER. SEC 9: 18.65 ACS M/L BEING PART OF NW/4NW/4 LYING NORTH AND EAST OF CENTERLINE OF YAMPA RIVER. SEC 10: 40.725 ACS M/L IN E/2NW/4 DESC IN B350 P485. 2415.47 ACS M/L T7N-R87W SEC 11: LOTS 9, 10, 11, 12, 13, 14, 15 AND 16 SEC 12: TRACT 70 SEC 12 & 13: TRACT 43 AND TRACT 70D SEC 13: LOTS 5, 6, 7, 8, 9, 10, 11, 12, TRACT 37 AND TRACT 100D SEC 13, 14, 23 & 24: TRACT 38 SEC 14: LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, AND 11 SEC 20: N/2SE/4 SEC 21: N/2S/2 SEC 22: N/2SW/4 SEC 24: LOTS 1, 2, 3, AND 13 SEC 25: LOTS 2, 3, 6, 7, 9, 10 AND 16 SEC 27: S/2SW/4 SEC 31: SE/4SE/4 SEC 32: S/2SW/4 AND PART OF W/2NW/4, N/2SW/4 WEST OF CR 70 SEC 33: NE/4SW/4 SEC 34: NE/4NE/4 1732.79 ACS M/L T7N-R86W SEC 5, 6, & 7: TRACT 65 SEC 6: LOT 8 SEC 7: LOTS 7, 8, 9, 13, 14, 18, 20, AND TRACT 69 SEC 7 & 18: TRACT 70D SEC 8: LOT 1 SEC 17: LOT 9, E/2SW/4, SW/4NE/4 SEC 17, 18, 19 AND 20: RESURVEY TRACT 98 AND 99 SEC 18: LOTS 5, 7, 9, 10, AND 11, TRACT 100 AND TRACT 100D SEC 19: LOT 5 SEC 20: SE/4 SEC 22: S/2SW/4 SEC 22 & 27: 20 AC TRACT BEING PART OF TRACT 102 SEC 27: N/2NW/4 SEC 29: E/2NE/4, NW/4NE/4 240 ACS M/L T7N-R88W SEC 36: S/2NW/4, SW/4

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO1000617.55	SUA	K DIAMOND RANCH LLC	QUICKSILVER RESOURCES INC	02/23/11		20112254	160.0 ACS M/L 6N - 92W SEC 5: S/2 S/2 240.66 AC M/L 6N - 92W SEC 5: LOTS 6,7, SE/4NW/4, SW/4NE/4, NE/4SW/4, NW/4SE/4 11,330.085 ACRES M/L IN MOFFAT CO. COLORADO 6N 92W SEC 3: W/2SW/4 SEC 10: W/2NW/4 SEC 6: LOTS 10, 11, 12, 13 AND SE/4NW/4 SEC 6: SE/4, E/2SW/4 SEC 6: LOT 14 SEC 7: LOTS 5,6,7 & 8, E2NW/4, NE/4SW/4 SEC 7: S/2NE/4, SE/4 SEC 8: NW/4SW/4 SEC 8: NE/4SE/4 SEC 8: W/2SE/4, SE/4SE/4 SEC 9: W/2SW/4 SEC 17: NE/4NE/4. S/2NE/4, N/2SE/4 SEC 17: NW/4NE/4 SEC 9: W/2E/2,SE/4NE/4. NE/4SE/4, E/2SW/4 SEC 15: NW/4SW/4 SEC 15: SW/4SW/4 SEC 21: NE/4NE/4, S/2NE/4, NW/4SE/4, S/2SE/4 SEC 22: NW/4NW/4 SEC 21: S/2SE/4SW/4, N/2SE/4SW/4, N/2NE/4SW/4, SW/4SW/4 S/2NE/4SW/4, S/2NW/4SW/4, N/2NW/4SW/4 SEC 17: SE/4SE/4 SED 20: E/2NW/4, S/2NE/4, NE/4NE/4 SEC 21: W/2NW/4 SEC 17: NW/4, N/2SW/4, SE/4SW/4, SW/4SE/4 SEC 17: SE/4SE/4 SEC 20: E/2NW/4, S/2NE/4, NE/4NE/4 SEC 21: W/2NW/4 SEC 17: NW/4, N/2SW4, SE/4SW/4, SW/4SE/4 SEC 17: SW/4SW/4 SEC 18: E/2SE/4 SEC 19: E/2NE/4, SW/4NE/4 SEC 20: W/2NW/4 SEC 18: LOTS 5,6,7,8 NE/4NW/4, NW/4NE/4, E/2NE/4 SEC 18: SW/4NE/4, W/2SE/4 SEC 19: NW/4NE/4 SEC 19: LOT 5 SEC 18: SE/4NW/4, E/2SW/4 SEC 19: NE/4NW/4 SEC 20: NE/4SE/4, SE/4SE/4 SEC 30: LOTS 5, 6 AND E/2NW/4 SEC 30: LOTS 7, 8 AND E/2SW/4 SEC 31: LOTS 5, 6 AND E/2NW/4 6N, 93W SEC 1: S/2 SEC 2: SE/4SE/4 SEC 3: SW4NW/4, N/2SW/4 SEC 4: LOTS 5 & 6, S/2NE/4, NE/4SE/4 SEC 4: S/2NW/4, SW/4, W/2SE4 SEC 5: LOTS 5 & 6, S/2NE/4, E/2SE/4 SEC 5: W/2SE/4, SE/4SW/4 AND THAT PORTION OF THE NE/4SW/4 LYING SOUTH AND EAST OF A STRAIGHT LINE RUNNING DIAGONALLY FROM THE SW CORNER TO THE NE CORNER OF SAID NE/4SW/4 AND THAT PORTION OF THE SW/4SW/4 LYING SOUTH AND EAST OF A STRAIGHT LINE RUNNING DIAGONALLY FROM THE SW CORNER TO THE NE CORNER OF SAID SW/4SW/4. SEC 8: E/2NW/4 SEC 7: SE/4NE/4 AND THT PORTION OF THE SW/4NE/4 LYING SOUTH AND EAST OF A STRAIGHT LINE RUNNING DIAGONALLY FROM THE SE CORNER TO THE NE CORNER OF SAID SW/4NE/4 AND THAT PORTION OF THE NE/4NE/4 LYING SOUTH AND EAST OF A STRAIGHT LINE RUNNING FROM THE SE CORNER TO THE NE CORNER OF SAID NE/4NE/4. SEC 7: SE/4SW/4, W/2SE/4 AND THAT PORTION OF LOT 8 LYING SOUTH AND EAST OF A STRAIGHT LINE RUNNING DIAGONALLY FROM THE SE CORNER TO THE NE CORNER OF SAID LOT 8 AND THAT PORTION OF THE NE/4SW/4 LYING S. AND E. OF A STRAIGHT LINE RUNNING FROM THE SW CORNER TO THE NE CORNER OF SAID NE/4SW/4. SEC 17: E/2NE/4, SE/4, E/2SW/4 SEC 17: W/2NE/4, NW/4 SEC 18: E/2NE/4 SEC 9: W/2 SEC 10: W/2 SEC 10: E/2 SEC 12: S/2S/2 SE 13: N/2N/2 SEC 24: NE/4, NE/4NW/4, S/2NW/4 SEC 23: S/2S/2 SEC 26: W/4 SEC 22: S/2NE/4, SE/4 SEC 35: SW/4NE/4, NW/4SE4, E/2NW/4 SEC 25: NE/4 SEC 14: SW/4NE/4, SE/4 SEC 23: N/2NE/4 SEC 24: NW/4NW/4 SE 14: E/2NW/4, SW/4NW/4, W/2SW/4, NE/4SW/4 SEC 23: S/2N/2, N2S/2 SEC 22/ NW/4SW/4, E/2SW/4 SEC 27: NE/4NW/4, NE/4 SEC 28: LOT 2 SEC 29: LOT 3 SEC 12: W/2NW/4 SEC 12: N/2SW/4

CO1000618.55	SUA	CAMILLETTI & SONS, INC	QUICKSILVER RESOURCES INC	06/16/11		723560

PARCEL A: 5N, 86W SEC 3: SW/4 SEC 10: ALL SEC 15: NW/4NE/4, N/2NW/4

PARCEL A 6N, 86W SEC 19: LOTS 3 & 4, E/2SW/4 SEC 29: SW/4NE/4, W/2SE/4 SEC 30: LOTS 1, 2, 3 & 4, E/2, E/2W/2 SEC 32: NW/4NE/4, S/2N/2, N/2S/2 SEC 33: S/2NW/4, N/2SW/4 PARCEL B: 6N, 86W SEC 3: NW/4SW4, S/2SW/4 SEC 4: LOTS 1, 2, S/2NE/4, SE/4, E/2SW/4, E/2SE/4NW/4, S/2SW/4SE/4, NW/4, S/2N/2SW/4, SE/4NW/4 SEC 9: NE/4, E/2NW/4,N/2SE/4, SE/4SE/4 SEC 10: W/2NE/4, NW/4S/2 SEC 15: ALL, EXCEPT THE TOWN OF MILNER, CO, PLAT APPEARING AT FILE NO. 2283 AND AMENDED PLAT APPEARING AT FILE NO. 2383. SEC 21: SE/4NE/4, SE/4, E/2SW/4 SEC 22: W/2 SEC 27: NW/4 SEC 28: N/2 7N-86W SEC 27: LOTS 2, 3 W/2SW/4 SEC 28: SE/4 SECTION 33: LOTS 3, 4, NE/4, N/2SE/4, SE/4NW/4, NE/4SW/4 SEC 34: LOT 1, NW/4 AND ALL THAT PORTION OF LOT2, 3, N/2S/2 OF SECTION 34.

PARCEL C: 7N 86W SEC 27: LOT 4

CO1000619.55	SUA	JAMES M. STODDARD ETUX	QUICKSILVER RESOURCES INC	05/24/11		20121253	205.28 ACS, M/L, OUT OF 6N - 90W SEC 30: LOTS 6, 9, 10, 11, 14 & 19 LESS AND EXCEPT A 40 ACRE TRACT SITUATED IN LOT 6, DESCRIBED IN DEED DATED NOV 25, 2008, RECORDED DOC 20084824, MOFFAT CO., COLORADO

CO1000620.55	SUA	JASON WEBER ET UX	QUICKSILVER RESOURCES INC	05/16/11			40 SQ ACRES LOCATED IN MOFAT CO., CO. 6N, 92W SEC 4: PORTION OF NW/4NE/4

CO1000621.55	SUA	THE MICHAEL SHAUN SISK LIVING TRUST OF 2010	QUICKSILVER RESOURCES INC	06/11/11			280.0 AC 7N - 86W SEC 26: W/2NW/4 SEC 27: E/2NE/4, SW/4NE/4, N/2SE/4

CO1000622.55	SUA	ROBERT S. DICK ET UX	QUICKSILVER RESOURCES INC	06/10/11			220.0 ACS 4N - 86W SEC 26: SE/4 SEC 25: PORTION OF THE N/2 SW/4 BEING ALL LANDS DESCRIBED IN DEED DATED 1/17/2008, RECORDED RECEPTION #670553.

CO1000623.55	SUA	CARROLL FAMILY LAND, LLLP	QUICKSILVER RESOURCES INC	07/01/11			160.00 ACS, M/L, LOCATED IN T6N-R87W: SEC 32 - NE/4SW/4, W/2NE/4 & NW/4SE/4 ROUTT CO., CO.

CO1000626.55	SUA	K DIAMOND RANCH, LLC	QUICKSILVER RESOURCES INC	04/28/11		Memo: 20114131	120.0 AC M/L 6N - 92W SEC 7: N/2NE/4 6N - 93W SEC 23: NE/4NW/4

CO1000629.55	SUA	BRET GRANDBOUCHE ETUX	QUICKSILVER RESOURCES INC	05/18/11			160.0 AC M/L 6N - 92W SEC 2: S/2SW/4 SEC 11: N/2NW/4

CO1000632.55	SUA	K DIAMOND RANCH, LLC	QUICKSILVER RESOURCES INC	04/28/11		20114131	120.0 AC M/L 6N - 92W SEC 7: N/2NE/4 6N - 93W SEC 23: NE/4NW/4

CO1000634.55	SUA	MICHAEL W. WILHITE	QUICKSILVER RESOURCES INC	07/01/11			6N, 90W SEC 7: N/2SE/4

CO1000636.55	SUA	E B KLINE & COMPANY PARTNERSHIPS	QUICKSILVER RESOURCES INC	07/02/11			970.13 ACR M/L 7N 91W SEC 13: LOTS 11,12,13 & 14 SEC 14: LOTS 11,13 & 14 SEC 22: LOTS 7,8,9,10, & 16 SEC 23: LOTS 1,2,3,4,5,12 & 13 SEC 24: LOTS 3 & 4 SEC 26: LOTS 4 & 5 SEC 27: LOT 1

CO1000677.55	ROW	COLLEEN BEHRMAN	QUICKSILVER RESOURCES INC	06/22/11	ROW	20114913	80 ACR. 6N 92W SEC. 2: NW/4SW/4 SEC. 3: NE/4SE/4

CO1000678.55	SUA	J-MAR FARM, LLC	DIAMOND RESOURCES INC	12/01/09			BEING 760 TOTAL ACRES AS DESCRIBED BELOW: 320 ACRES 6N, 92W SEC 15: SE/4, E/2SW/4 SEC 22: NW/4NE/4, NE/4NW/4 440 ACRES 6N 92W SEC 22: SW/4NE/4, SE/4NW/4, SW/4 SEC 27: N/2NW/4, SW/4NW/4, W/2SW/4

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO1000686.55	SUA	K DIAMOND RANCH LLC	QUICKSILVER RESOURCES INC	02/23/11		20112250	824.88 ACRES M/L 7N 93W SEC 21: PORTION OF LOT 5 AND THE SE/4 LYING SOUTH OF US 40 ROW. SEC 26: NW/4 SEC 29: W/2SW/4 AND SE/4SW/4 SEC 30: LOTS 14, 17 AND E/2SE/4 SEC 31: LOTS 9 AND 10 SEC 33: E/2SW/4 AND W/2SE/4

CO1000789.55	SUA	REX ROSS WALKER ET AL	PIONEER NATURAL RESOURCES	01/18/06		20064864	SURFACE EASEMENT FOR 1416.32 ACS, M/L, BEING T7N-R92W: SEC 7: LOTS 5, 6, 7, E/2W/2 SEC 18: LOTS 5, 6, 11 & 12 T7N-R93W: SEC 12: ALL SEC 13: N/2

CO1000790.55	SUA	K DIAMOND RANCH LLC	PIONEER NATURAL RESOURCES	12/01/08		20091417	2657.62 ACS M/L, T6N-R92W SEC 5: SW/4SW/4 SEC 7: NE/4NE/4 SEC 8: NW/4 T7N-R93W SEC 20: PORTION OF LOT 1 LYING SOUTHERLY OF S U.S. HWY 400 ROW AS DESCRIBED IN BK 590 PG 461 SEC 21: PORTION OF LOT 3 LYING SOUTHERLY OF THE S U.S. HWY 40 ROW AS DESCRIBED IN BK 590 PG 461 SEC 20: E/2SE/4 SEC 21: THAT PORTION OF SW/4 LYING S OF US 40 SEC 22: LOT 9 LYING S OF US 40 SEC 23: THAT PORTION OF LOTS 7, 8 & 10 LYING S OF US 40 SEC 22: THAT PORTION OF LOT 5 & 6 LYING SOUTH OF THE SOUTHERLY ROW OF US HWY 40 SEC 23: THAT PORTION OF LOTS 3 & 6 LYING SOUTH OF SOUTHERLY ROW OF US HWY 40 DESCRIBED IN ROW WD FROM CULVERELL TO DEPT OF HWY IN 255/166 & WD FROM DEAKINS TO K DIAMOND RANCH IN #200664323 SEC 22: LOT 7, S/2SW/4 SEC 23: THAT PORTION OF LOT 9 LYING S OF US HWY 40 SEC 25: S/2 SEC 25: THOSE PORTIONS OF NW/4 & W/2NE/4 LYING S OF US HWY 40 DESCRIBED IN #20064232 LESS TRACT IN W/2NE/4 DESCRIBED IN #20063066 SEC 25: THAT PORTION OF SE/4NE/4 LYING SOUTH OF SOUTHERN BOUNDARY OF US HWY 40 SEC 26: SW/4 SEC 27: E/2E/2 SEC 28: W/2 SEC 29: E/2NE/4 SEC 33: E/2NW/4, W/2NE/4 T7N-R92W SED 31: LOTS 5 & 6, NE/4, E/2 NW/4 SEC 32: SW/4NW/4, N/2SW/4, SE/4SW/4, SW/4SE/4

CO1000794.55	SUA	7-11 RANCH INC ET AL	PIONEER NATURAL RESOURCES	07/26/06		20075522

CO1000794.55	SUA	7-11 RANCH INC ET AL	PIONEER NATURAL RESOURCES	07/26/06		20075523

CO1000794.55	SUA	7-11 RANCH INC ET AL	PIONEER NATURAL RESOURCES	07/26/06		20075533

CO1000794.55	SUA	7-11 RANCH INC ET AL	PIONEER NATURAL RESOURCES	07/26/06		20082406

CO1000795.55	SUA	7-11 RANCH INC	PIONEER NATURAL RESOURCES	12/22/05			40-FT ROW ACROSS SECTION 12-7N-93W FOR NORTH FORK #43-12 WELL

CO1000869.55	SUA	GARY ELLGEN ET AL	QUICKSILVER RESOURCES INC	05/06/11		20114148	2760.94 ACS, M/L, BEING 1,651.86 ACRES M/L IN MOFFAT, CO., CO. TS 5N; R92 W SEC. 3: L12 SEC. 4: LOTS 6, 7, S/2N/4,NE/4SW/4,NW/4SE/4 SEC. 7: LOT 11 SEC. 8: LOT 3 TS 6N; R92W SEC. 26: SW/4, SW/4NW/4 SEC. 27: SE/4 SEC. 27: S/2NE/4,SE/4NW/4,E/2SW/4 SEC. 33: S/2NE/4,SE/4SW/4,W/2SE/4,SE/4SE/4 SEC. 34: S/2N/2,N/2NE/4 SEC. 34: N/2NW/4 SEC. 35: W/2NW/4 1,109.08 ACR M/L IN MOFFAT, CO., CO. TS 5N, R92W SEC. 4: L8 SEC. 5: L5, L9, L10, L12, S/2NE/4, N/2SE/4 TS 6, R92W SEC. 32: E/2,SW/4SW/4,W5/6SE/4SW/4,E1/6 ofSE/4SW/4 SEC. 33: S/2N/2NE/4,S/2N/2N/2NE/4,SW/4SW/4,N/2SW/4 SEC. 33: S/2NW/4,S/2N/2NW/4,S/2N/2N/2NW/4

CO1000869.55	SUA	GARY ELLGEN ET AL	QUICKSILVER RESOURCES INC	05/06/11		20115532	2760.94 ACS, M/L, BEING 1,651.86 ACRES M/L IN MOFFAT, CO., CO. TS 5N; R92 W SEC. 3: L12 SEC. 4: LOTS 6, 7, S/2N/4,NE/4SW/4,NW/4SE/4 SEC. 7: LOT 11 SEC. 8: LOT 3 TS 6N; R92W SEC. 26: SW/4, SW/4NW/4 SEC. 27: SE/4 SEC. 27: S/2NE/4,SE/4NW/4,E/2SW/4 SEC. 33: S/2NE/4,SE/4SW/4,W/2SE/4,SE/4SE/4 SEC. 34: S/2N/2,N/2NE/4 SEC. 34: N/2NW/4 SEC. 35: W/2NW/4 1,109.08 ACR M/L IN MOFFAT, CO., CO. TS 5N, R92W SEC. 4: L8 SEC. 5: L5, L9, L10, L12, S/2NE/4, N/2SE/4 TS 6, R92W SEC. 32: E/2,SW/4SW/4,W5/6SE/4SW/4,E1/6 ofSE/4SW/4 SEC. 33: S/2N/2NE/4,S/2N/2N/2NE/4,SW/4SW/4,N/2SW/4 SEC. 33: S/2NW/4,S/2N/2NW/4,S/2N/2N/2NW/4

CO1000878.55	SUA	J-MAR FARM, LLC	PIONEER NATURAL RESOURCES	06/01/07		20074542	741.01 ACR. M/L IN MOFFAT CO.,CO. 7N, 93W SEC 24: L/9 (49.55), 11 (26.76) LESS 2.45 ACR AND 12.16 ACRE TRACTS DESC. IN BK 89, PG 372 & BK 211, PG 24 & #354876 MOFFAT CO, CO. SEC 24: A 12.16 ACR TRACT IN SEC 11 AS DESC. I BK 351, PG 93. SEC 24: A 2.45 ACR TRACT IN SEC 11 IN BK 89/372 & BK 211, PG 24 #354876 SEC. 25: THAT PORTION OF THE NW/4, W/2NE/4 LYING N. OF THE US HWY 40 & W. OF MOFFAT CO. RD. 15 AS DESC. IN DOC. #354876 AND #20002667 (50.00 ACR) PLUS THAT PORTION OF THE NW/4 AND W/2NE/4 LYING S. OF US HWY 40 AS DESC. IN #20064323 LESS A TRCT IN THE W/2NE/ AS DESC. IN 20003066 (154 ACRS) & THAT PORTION OF THE W/2NE/4 LYING N. OF US HWY 40 AND E. OF MOFFAT CO. RD 15 AS DESC. IN DOC. #20003066 (36.00 ACRS) OF MOFFAT CO., CO. RECORDS. 7N, 92W SEC. 18: L12 (24.24) SEC. 19: L8 (38.18), L10 (133.32), L13 (5082), L14 (37.57), & A TEN (10) ACRE TRACT IN L12 LYING S. OF L10 & N. OF L13. SEC. 19: L9 (51.68), L12 (51.68), LESS A 10 ACR TRCT IN L12 LYING S. OF L10 AND N. OF LOT 13, SE/4NE/4, SE/4SW/4, SE/4. SEC. 20: W/2 SEC 30: L5 (37.21), NE/4NW/4, N/2NE/4 6N, 92W SEC 10: S2SE4 SEC 14: W2 SEC 15: SE4, E2SW4, NE4, ESNW4. SEC 22: NE4NW4, NW4NE4, W2NE4, E4NW4, SW4 SEC 27: N2NW4, SW4NW4, W2SW4 SEC 28: ALL SEC 33: N2,N2,N2,N2

CO1000893.55	SUA	LEE MC SHANE COX	QUICKSILVER RESOURCES INC	07/27/11			40 ACRES 6N 86W SEC 23 : SW/4NE/4 - LOT 4, SADDLE MOUNTAIN RANCHETTES, FILING NO. 2

CO1000894.55	PERMIT	MOFFAT COUNTY ROAD DEPARTMENT	QUICKSILVER RESOURCES INC	06/27/11	PERMIT		THAT CERTAIN DRIVEWAY ACCESS PERMIT APPROACHING COUNTY ROAD #35 - 1.9 MILES +/- SOUTH OF COLORADO #394 LOCATED IN MOFFAT CO., CO.: 6N - 90W SEC: 19

CO1000896.55	SUA	PIRTLAW PARTNERS LTD ET AL	SUNTERRA OIL & GAS LP	02/13/11		722134	7N - 87W SEC 33: SE/4SW/4, S/2SE/4 SEC 34: SW/4SW/4, W/2SE/4SW/4, NW/4NE/4 6N, 87W SEC 3: W/2 LOT 3, LOT 4, SW/4NW/4, W/2SE/4NW/4, THAT PORTION OF THE SW/4 LYING WEST OF WOLF CREEK MOUNTAIN RANCHETTES DESCRIBED AT RECEPTION NO. 229333. SEC 4: LOT 1, LOT 2, LOT 3, S/2NW/4, E/2SW/4, SW/4SW/4, SE/4 SEC 5: OWNER DISPUTES THAT THE LEASES ENCUMBER ANY PORTION OF SECTION 5 OWNED BY OWNER. IF OPERATOR IS ABLE TO OBTAIN A COURT ORDER THAT STATES THAT ANY PORTION OF SECTION 5 OWNED BY OWNER IS SUBJECT TO THE LEASES, OPERATOR AND OWNER AGREE THAT SUCH PORTION OF SECTION 5 OWNED BY OWNER IS SUBJECT TO THIS AGREEMENT. SEC 9: NE/4, N/2SE/4, E/2NW/4, NE/4SW/4, SE/4SE/4 EXCEPT THAT PORTION OF THE SE/4SE/4 LYING NORTH AND WEST OF SUNSET RANCH SUBDIVISION DESCRIBED AT RECEPTION NO 599311 AND FURTHER LYING NORTH AND EAST OF THE RIGHT OF WAY OF US HIGHWAY 40. SEC 10: W/2NW/4, AND THAT PORTION OF THE SW/4 LYING NORTH AND WEST OF SUNSET RANCH SUBDIVISION DESCRIBED AT RECEPTION NO. 599311.

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO1000896.55	SUA	PIRTLAW PARTNERS LTD ET AL	SUNTERRA OIL & GAS LP	02/13/11		726599	7N - 87W SEC 33: SE/4SW/4, S/2SE/4 SEC 34: SW/4SW/4, W/2SE/4SW/4, NW/4NE/4 6N, 87W SEC 3: W/2 LOT 3, LOT 4, SW/4NW/4, W/2SE/4NW/4, THAT PORTION OF THE SW/4 LYING WEST OF WOLF CREEK MOUNTAIN RANCHETTES DESCRIBED AT RECEPTION NO. 229333. SEC 4: LOT 1, LOT 2, LOT 3, S/2NW/4, E/2SW/4, SW/4SW/4, SE/4 SEC 5: OWNER DISPUTES THAT THE LEASES ENCUMBER ANY PORTION OF SECTION 5 OWNED BY OWNER. IF OPERATOR IS ABLE TO OBTAIN A COURT ORDER THAT STATES THAT ANY PORTION OF SECTION 5 OWNED BY OWNER IS SUBJECT TO THE LEASES, OPERATOR AND OWNER AGREE THAT SUCH PORTION OF SECTION 5 OWNED BY OWNER IS SUBJECT TO THIS AGREEMENT. SEC 9: NE/4, N/2SE/4, E/2NW/4, NE/4SW/4, SE/4SE/4 EXCEPT THAT PORTION OF THE SE/4SE/4 LYING NORTH AND WEST OF SUNSET RANCH SUBDIVISION DESCRIBED AT RECEPTION NO 599311 AND FURTHER LYING NORTH AND EAST OF THE RIGHT OF WAY OF US HIGHWAY 40. SEC 10: W/2NW/4, AND THAT PORTION OF THE SW/4 LYING NORTH AND WEST OF SUNSET RANCH SUBDIVISION DESCRIBED AT RECEPTION NO. 599311.

CO1000904.55	SUA	MICHAEL E WILLIAMS ETUX	QUICKSILVER RESOURCES INC	08/10/11		725597	488.0 ACS 6N - 87W SEC 29: SW/2 SW/4 SW/4 SEC 30: E/2 W/2, SE/4, W/2 NE/4, LOT 1 (NW/4 NW/4) SEC 31: NE/4 NE/4, E/2 NW/4, LOT 2 (SW/4 NW/4) SEC.32 NW/4NW/4 L&E FOUR TRACTS ALL CONVEYED BY DEED DATED 9/28/1998, RECORDED AT THE FOLLOWING RECEPTION NUMBERS: #499733 #499734 #499735 #499736

CO1000905.55	SUA	SADDLEBACK RANCH LLC	QUICKSILVER RESOURCES INC	08/11/11		725596	160.0 ACS 6N - 86W SEC 24: N/2 NE/4, SW/4 NE/4, NW/4 SE/4 400.0 AC 6N - 86W SEC 13: E/2SW/4, NW/4SW/4, SE/4, SW/4SW/4 SEC 24: SE/4SW/4, SW/4SE/4

CO1000906.55	SUA	MARILYN M WARRICK	QUICKSILVER RESOURCES INC	08/15/11			128.00 ACS, M/L, LOCATED IN T7N-R87W: SEC 32: SE/4NW/4, NE/4SW/4, AND THAT PART OF SW/4NW/4 & NW/4SW/4 LYING NORTH AND EAST OF COUNTY ROAD #70 ROUTT CO., CO

CO1001026.55	PERMIT	MOFFAT COUNTY 2011-0188	QUICKSILVER RESOURCES INC	06/15/11	PERMIT		ACCESS PERMIT ON MOFFAT CO ROAD 1980 CR 90 LOCATED APPROXIMATELY 2 MILE SOUTH OF COUNTY RD #174 LOCATED IN MOFFAT CO. CO 6N-92W SEC:8

CO1001032.55	SUA	20 MILE SHEEP LLC	QUICKSILVER RESOURCES INC	08/20/11			1294.65 ACS 6N - 87W SEC 29: NE/4NW/4, S/2NW/4, N/2SW/4, SE/4SW/4, NE/2SW/4SW/4, NE/4, W/2SE/4 SEC 31: LOT 3 (37.37), LOT 4 (37.12), E/2SW/4, SE/4,S/2NE/4 SEC 32: NE/4NW/4, W/2SW/4, SE/4SW/4,SW/4SE/4 COVERING 1094.49 ACS 5N - 87W SEC 5: LOT 2 (41.33), LOT 3 (41.36), LOT 6 (38.89) SEC 6: LOT 8 (39.04), LOT 9 (39.54) COVERING 200.16 ACS

CO1001045.55	PERMIT	MOFFAT COUNTY PERMIT 2011- 0201	QUICKSILVER RESOURCES INC	09/27/11	PERMIT		ACCESS PERMIT ON 1885 PRONGHORN DRIVE, SEC 2-6N-92W, FOR BRET GRANDBOUCHE #24-02

CO1001046.55	PERMIT	MOFFAT COUNTY PERMIT 2011- 0197	QUICKSILVER RESOURCES INC	09/07/11	PERMIT		ACCESS PERMIT ON MOFFAT CO ROAD 1726 CR31, SEC 23-7N-91W, FOR KLINE #21-23 ACCESS ROAD

CO1001047.55	PERMIT	MOFFAT COUNTY PERMIT 2011- 0199	QUICKSILVER RESOURCES INC	09/27/11	PERMIT		ACCESS PERMIT ON MOFFAT CO ROAD 1153 CR 31, SEC 23-7N-91W, FOR KLINE #13-23

CO1001056.55	SUA	ROWLEY FAMILY TRUST	QUICKSILVER RESOURCES INC	09/26/11			149.94 ACS, M/L, LOCATED IN T6N-R87W: SEC 30: LOTS 2 (36.93 ACS), 3 (37.36 ACS) & 4 (37.78 ACS) SEC 31: LOT 1 (37.87 ACS) ROUTT CO., CO

CO1001086.55	ROW	RIO RO MO LAND COMPANY ET AL	PIONEER NATURAL RESOURCES	04/14/08	ROW	20081773	PRIVATE ROAD EASEMENT SITUATED IN TOWNSHIP 7 N, RANGE 93W, 6TH P.M. SECTION 21: ALL THAT PART OF THE E/2 LYING NORTH OF US HIGHWAY 40 MOFFAT CO., COLORADO.

CO1001089.55	SUA	FRANK GERKEN ET UX	QUICKSILVER RESOURCES INC	08/16/11		723641	40.05 AC M/L 5N - 86W SEC 25: LOT 3 A PARCEL OF LAND LOCATED IN THE SW OF SEC 25 AND DESCRIBED AS LOT 3 OF THE TROUT CREEK VALLEY SUBDIVISON ACCORDING TO THE PLAT FILED 9-20-05 # 13536

CO1001090.55	SUA	KEVIN E LIND ET UX	QUICKSILVER RESOURCES INC	08/16/11		728205	39.95 AC M/L 5N - 86W SEC 25: SW/4 DESCRIBED IN DEED DTD 7-27-06 RECORDED AS # 641903

CO1001091.55	SUA	GLENNON J AND LARRY J WELKER	QUICKSILVER RESOURCES INC	02/27/12		20121255	40.0 ACS M/L T6N-R92W SEC 12: NE/4NW/4

CO1001092.55	SUA	FERNANDO F AND LESLEY S SIMOES	QUICKSILVER RESOURCES INC	03/15/12		20121252	40.0 ACS, M/L, OUT OF 6N - 90W SEC 30: 40 ACRE TRACT SITUATED IN LOT 6, DESCRIBED IN DEED DATED NOV 25, 2008, RECORDED DOC 20084824, MOFFAT CO., COLORADO 40.O ACS M/L 6N-90W SEC.30: LOT 6 (NW/4NE/4), LOT 10 (SE/4NW/4) LOT 9 (SW/4NW/4) (FOR SURFACE USE ONLY)

CO1001102.55	SUA	ROBERT VAIL BARNES TRUST	QUICKSILVER RESOURCES INC	05/04/12		20122045	40.060 ACS M/L 6N - 92W SEC 1: LOT 5, SE/4NE/4, NE/4SE/4

CO1001104.55	SUA	GLENNON JESSE WELKER ET VIR	QUICKSILVER RESOURCES INC	06/01/12		20122513	320.0 AC M/L 6N - 92W SEC 11: E/2

CO1001108.55	SUA	RICHARD T DEAKINS ET UX	QUICKSILVER RESOURCES INC	03/01/12		20121875	40.00 AC M/L 7N - 92W SEC 32: NE/4SW/4 MOFFAT CO

CO1001109.55	SUA	K DIAMOND RANCH LLC	QUICKSILVER RESOURCES INC	03/01/12		20121876	315.36 ACS T7N - R92W SEC 31: LOTS 7(37.62), 8(37.74), E/2SW/4, SE/4

CO1001112.55	SUA	7-11 RANCH INC	QUICKSILVER RESOURCES INC	07/11/12			7N-93W SEC 24 & 25 MOFFAT CO., CO

CO1001113.55	SUA	REX ROSS WALKER AIF FOR L ROGER KNIGHT	QUICKSILVER RESOURCES INC	07/11/12			7N-93W SEC 24 & 25 MOFFAT CO., CO

CO1001118.55	SUA	SHARON L SKWAREK	QUICKSILVER RESOURCES INC	06/28/12		20123038	56.454 ACS, M/L, T6N R90W, BEING A PARCEL LOCATED IN LOTS 19 & 20 AND LOT 5 OF SEC 20, DESCRIBED IN DEED DATED 7/29/1999, RECORDED D19993085.

CO1001121.55	SUA	RIO RO MO ACRES LLC	QUICKSILVER RESOURCES INC	07/18/12		20123338	4.5 AC M/L DESCRIBED AS 7N - 93W SEC 15: THAT PORTION OF THE NWNW LYING WITHIN 250’ OF A POINT SITUATED 898’ FROM THE WEST LINE AND 613’ FROM THE NORTH LINE.

CO1001122.55	SUA	ELDON GERBER FAMILY RANCH LLC	QUICKSILVER RESOURCES INC	06/19/12		20123337	396.0 ACS (ALSO DESCRIBED AS 400.00 AC M/L) 7N - 92W SEC 23: SE/4, SE/4 NE/4 SEC 24: S/2 NW/4, NE/4 NW/4, W/2 NE/4 BEING 400.0 ACS M/L; S&E 4.0 ACS M/L DESCRIBED IN DEED DATED 6/14/1919, RECORDED V7, P159.

CO1001124.55	SUA	DORIS KNOTT	QUICKSILVER RESOURCES INC	02/16/11		709940	630.11 ACS DESCRIBED IN TWO TRACTS AS FOLLOWS: TR 1: 630.11 ACS 3N - 86W SEC 7: LOTS 3, 4, 7, 8, 9, 10, E/2SW/4 SEC 18: E/2NW/4, LOT 3 3N 87W SEC 12: LOTS 1, 2, 5, 6 EXCLUDING: TR 2: 40.0 ACS 3N - 86W SEC 18: NE/4SW/4

CO1001125.55	WATER LINE AND ROAD USE AGREEMENT	MICHAEL L ANTHONY	QUICKSILVER RESOURCES INC	07/30/12			BEING THAT CERTAIN ROAD EASEMENT OUT OF THAT 20 AC M/L TRACT OF LAND BORDERING FAWN CREEK LANE 6N - 90W SEC 19: NW/4

EXHIBIT “K”

Quicksilver Miscellaneous Agreements

EXCALIBUR FILE #	CONTRACT TYPE	1ST PARTY	2ND PARTY	EFFECTIVE DATE	EXPIRATION DATE	RECORDING INFO	LEGAL DESCRIPTION
CO1001126.55	WATER LINE AND ROAD USE AGREEMENT	KENNETH J NACHTMAN ET UX	QUICKSILVER RESOURCES INC	07/30/12			BEING THAT CERTAIN ROAD EASEMENT OUT OF THAT 15.3 AC M/L TRACT OF LAND BORDERING FAWN CREEK LANE 6N - 90W SEC 19: SW/4

CO1001129.55	ROW	JAMES M STODDARD ET UX	QUICKSILVER RESOURCES INC	08/07/12	ROW	20123374	BEING THAT CERTAIN ROAD EASEMENT ALONG PORTIONS OF FAWN CREEK ROAD ACROSS 6N - 90W SEC 10: LOTS 10, 15 & 18 SEC 19: LOT 7 SEC 30: LOT 7, SE/4NW/4, NW/4SE/4

CO1001134.55	WATER LINE AND ROAD USE AGREEMENT	EDITH F DAVIS	QUICKSILVER RESOURCES INC	09/06/12			BEING THAT CERTAIN ROAD EASEMENT OUT OF THAT 15.3 AC M/L TRACT OF LAND BORDERING FAWN CREEK LANE 6N - 90W SEC 19: NW/4

CO1070003.55	SUA	JOHN W TAYLOR	QUICKSILVER RESOURCES INC	10/18/11		20120153	152.04 ACRES 7N - 93W SEC 32: LOT 1(39.98), LOT 2(32.06), N/2NE/4

CO1070005.55	ROW	ROBERT J KOSTUR ET UX	QUICKSILVER RESOURCES INC	04/26/12	ROW	20121785	0.091 AC M/L 6N - 92W SEC 13: SE/4NW/4 PRIVATE ROAD
	PSA	TIPPERARY OIL AND GAS CORPORATION	KOCH EXPLORATION COMPANY	5/4/2001
	AMI	TIPPERARY OIL AND GAS CORPORATION	KOCH EXPLORATION COMPANY	5/4/2001
	CRUDE OIL PURCHASE CONTRACT	QUICKSILVER RESOURCES INC	PLAINS MARKETING, LP	12/1/2011	MONTH TO MONTH
	OIL SALES AND PURCHASE CONTRACT	QUICKSILVER RESOURCES INC	SHELL TRADING COMPANY

EXHIBIT L

SWEPI LP Misc. Agreements

Type of Agreement	Parties to Agreement	Effective Date	Shell File #	Comments
Surface Use Agreement	Hamill Family Partnership, LLP/SWEPI LP	10/1/2011	MC80452.001	Portions of Sections 6-10 & 15-T5N-R90W; Portion of Section 12-T5NR91W (exluding any acreage located within the Williams Fork Federal Unit)

Surface Use Agreement	Mike J. Kawcak/SWEPI LP	11/7/2011	MC80453.001	997 acs (Portions of Sections 20&21, 28&29-T8N-R89W

Surface Use Agreement	James Wandell Et Ux	8/29/2011	MC80462.001	Trout Creek 1-30 (Curtis Unit)
Surface Use Agreement	Halbert Tuttle Et Al	2/15/2012	MC80543.001	Gnatt Hill 1-29 (Skeeters Unit)
Right-of-Way	Hayden Gulch Terminal	6/8/2012	RW80407.001	Grants access to the Haul Road between CR31B and CR 37 as more particulary depicted on the plat attached to the Agreement as Exhibit A.
Stormwater Management Plan	Shell Exploration and Production Comapany/State of Colorado	5/31/2007		General Permit for Stormwater Discharges Associated with Construction Activity (Permit # COR030000). Permit specific to Swan/Waddle Creek Area - COR039683
Letter Agreement	Magnolia Minerals	7/1/2008	CO081/10/000	Curtis Unit Farmout Agreement
Purchase and Sale Agreement	HRM Resources	6/28/2012	CO081/12/118
Purchase and Sale Agreement	Next Energy LLC	4/9/2012	CO081/12/116
Purchase and Sale Agreement	Next Energy LLC	7/24/2012	CO081/12/117
Purchase and Sale Agreement	Beartooth Oil and Gas et al	3/1/2011	CO/081/11/100
Exchange and Purchase Agreement	Gulfort Energy	11/15/2010	CO081/11/101

Exclusive Use Agreement	Northwest Title Company and Energy West Corporation -	4/19/2011	CO081/11/119
Exclusive Use Agreement	Heritage Title Company and Energy West Corporation	4/19/2011	CO081/11/120
Confidentiality Agreement	Peabody Energy Company	9/9/2011	CONF10N030
Marketing Agreement	Chevron Products Company	5/25/2011	CSS24466

EXHIBIT M

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (this “Assignment”) executed by and between [            ], a [            ] [            ] (“Assignor”), whose address is [            ], and [            ], a [            ] [            ] (“Assignee”), whose address is [            ], on this [            ] day of [            ], to be effective at 7:00 a.m. (local time) on [            ] (said hour and day hereinafter called the “Effective Time”). Assignor and Assignee are sometimes collectively referred to herein as the “Parties” and are sometimes individually referred to herein as a “Party”.

ARTICLE I

Conveyance

Section 1.1 Conveyance. Assignor, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee, the receipt and sufficiency of which consideration are hereby acknowledged and confessed, by these presents does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee, an undivided fifty percent (50%) of all of Assignor’s right, title and interest in and to [(a)] the interests described in Exhibit A [(the “Subject Leases”); (b) the lands covered by or subject to the Subject Leases (the “Lands”); (c) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Lands; (d) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Subject Lease being a part thereof; (e) all agreements and contracts, easements, rights-of-way, servitudes and other estates related to any Subject Lease but excluding any agreement, contract, easement, right-of-way, servitude or other estate to the extent transfer of same is restricted by third-party agreement or applicable law; (f) any and all oil, gas, water, injection, or disposal wells on the Lands or on pooled, communitized or unitized acreage that includes all or any part of the Lands, including the wells described on Exhibit B; and (g) all other real and personal property located upon the Lands and used in connection with the exploration, development or operation of the Subject Leases]1 (such fifty percent (50%) of Assignor’s right, title and interest in such interests being the “Conveyed Interests”), subject to the terms and conditions hereof.

TO HAVE AND TO HOLD the Conveyed Interests, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Assignee, its successors and assigns, forever, subject, however, to the terms and conditions of the AEA (as hereinafter defined), the agreements creating the interests described in Exhibit A and any and all other

[1]	If the Acquisition covered by this Assignment includes producing properties, the bracketed language should be included and modified, if necessary, to describe the wells and the associated assets.

EXHIBIT M, PAGE 1

burdens, liens and encumbrances not created by Assignor or any of its Affiliates, other than those created by Assignor or any of its Affiliates (i) existing prior to the acquisition by Assignor or Assignor’s Affiliate (or any other person acting on Assignor or its Affiliate’s behalf) of the interests described in Exhibit A or (ii) which are created in favor of a person (other than the Assignor, any Affiliate of Assignor or any employee of Assignor or any of its Affiliates) as a condition to such acquisition.

ARTICLE II

Special Warranty of Title; Disclaimers; and Assumption

Section 2.1 Special Warranty of Title. Effective as of the date of this Assignment, Assignor warrants title to the Conveyed Interests described on Exhibit A unto Assignee against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

Section 2.2 Disclaimers. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS ASSIGNMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY THAT ASSIGNOR IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, BEYOND THE WARRANTY EXPRESSLY GIVEN IN SECTION 2.1 OF THIS ASSIGNMENT AND, EXCEPT TO THE EXTENT SET FORTH IN SUCH WARRANTY, IT IS UNDERSTOOD THAT ASSIGNEE TAKES THE CONVEYED INTERESTS AS IS AND WHERE IS. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, ASSIGNOR HEREBY (I) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO THE CONDITION OF THE CONVEYED INTERESTS (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS); AND (II) NEGATES ANY RIGHTS OF ASSIGNEE UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE THAT THE CONVEYED INTERESTS ARE TO BE ACCEPTED BY ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

Section 2.3 Assumption. Assignee does hereby assume and agree to pay, perform, fulfill and discharge all obligations arising out of or relating to the Conveyed Interests.

ARTICLE III

Miscellaneous

Section 3.1 Further Assurances. Assignor and Assignee each agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Assignment.

EXHIBIT M, PAGE 2

Section 3.2 Conveyance Subject to Acquisition and Exploration Agreement. This Assignment is expressly subject to the terms and conditions of that certain Acquisition and Exploration Agreement dated September 20, 2012, by and between Quicksilver Resources Inc. and SWEPI LP (the “AEA”). Any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the AEA. If there is a conflict between the terms of this Assignment and the AEA, the terms of the AEA shall control.

Section 3.3 Separate Assignments. Any separate assignments which have been, or will be, executed for filing with and approval by applicable governmental agencies and authorities (a) shall evidence the conveyance and assignment of the applicable Conveyed Interest herein made, and shall not constitute any additional conveyance or assignment of the Conveyed Interest, (b) are not intended to modify, and shall not modify, any of the terms, warranties, covenants and conditions set forth in this Assignment, and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

Section 3.4 Successors and Assigns. All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignee. All references herein to either Assignor or Assignee shall include their respective successors and assigns.

Section 3.5 Titles, Captions and Exhibits. All article or section titles or captions in this Assignment are for convenience only, shall not be deemed part of this Assignment and in no way define, limit, extend, or describe the scope or intent of any provisions hereof. Except to the extent otherwise stated in this Assignment, references to “Sections” are to Sections of this Assignment, and references to “Exhibits” are to Exhibits attached to this Assignment, which are made parts hereof for all purposes.

Section 3.6 Governing Law. This Assignment shall be governed and construed in accordance with the substantive laws of the State of Colorado without reference to principles of conflicts of law.

Section 3.7 Interpretation. It is expressly agreed by the Parties that this Assignment shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Assignment or any provision hereof or who supplied the form of this Assignment. Each Party agrees that this Assignment has been purposefully drawn and correctly reflects its understanding of the transactions contemplated by this Assignment and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

Section 3.8 Counterparts. This Assignment may be executed in several original counterparts. Each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same instrument. To facilitate recordation or filing of this Assignment, each counterpart filed with a county or state agency or office may contain only those portions of the Exhibits to this Assignment that describe property under the jurisdiction of that agency or office. A complete counterpart of this Assignment containing a full description of all of the Conveyed Interests is available for review at Assignor’s address listed in the preamble to this Assignment.

EXHIBIT M, PAGE 3

[SIGNATURE PAGE FOLLOWS]

EXHIBIT M, PAGE 4

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the day and year first above written, to be effective, however, as of the Effective Time.

ASSIGNOR:

[ ]

By:
Name:
Title:

ASSIGNEE:

[ ]

By:
Name:
Title:

SIGNATURE PAGE OF

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF	)
	)	SS.
COUNTY OF	)

Before me, the undersigned, a Notary Public in and for said County and State, on this             day of         , 201        , personally appeared            , to me known, and being duly sworn, did say that he is the             of SWEPI LP, and that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such Limited Partnership, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have set my hand and affixed my seal the date above written.

My Commission Expires:

Notary Public

STATE OF	)
	)	SS.
COUNTY OF	)

On this             day of         , 201        , before me, a Notary Public, personally appeared            , as             for Quicksilver Resources Inc., to me known, and being duly sworn did say that he signed said instrument as a free act and deed on behalf of said corporation.

IN WITNESS WHEREOF, I have set my hand and affixed my seal the date above written.

My commission expires

Notary Public

ACKNOWLEDGEMENT PAGE OF

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

EXHIBIT A

Attached to and made a part of that certain

Assignment, Bill of Sale and Conveyance dated [            ],

by and between [            ], as “Assignor”, and

[            ], as “Assignee”

CONVEYED INTERESTS

[To be completed based on the interests to be assigned pursuant to Article 4.5 of the AEA.]

EXHIBIT A

[EXHIBIT B

Attached to and made a part of that certain

Assignment, Bill of Sale and Conveyance dated [            ],

by and between [            ], as “Assignor”, and

[            ], as “Assignee”

WELLS

[If the Acquisition covered by this Assignment includes producing properties, and subclause (f) set forth in the bracketed language appearing on Page 1 of this Assignment is included, describe any wells included in such Acquisition on this Exhibit B. Otherwise, delete this Exhibit B.]

EXHIBIT B

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT “N”

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

By and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

PAID-UP

OIL and GAS LEASE

THIS LEASE AGREEMENT is made and entered into effective the            day of            20          , by and between            whose mailing address is           ,           ,                       hereinafter called Lessor (whether one or more) and             , whose mailing address is             , hereinafter called Lessee:

WITNESSETH:

1. Lessor, in consideration of Ten and More Dollars ($10.00 & More) in hand paid, receipt, of which is hereby provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets exclusively unto Lessee for the purpose of exploring for, developing, producing, transporting and marketing oil, gas and other substances covered hereby on the leased premises as hereinafter described, or lands pooled or unitized herewith, in primary and/or enhanced recovery. Lessee shall have the right of ingress and egress along with the right to conduct such operations on the leased premises as may be reasonably necessary for such purposes, including but not limited to geophysical operations, the drilling of wells, and the construction and use of roads, canals, pipelines, tanks, water wells, disposal wells, injection wells, pits, electric and telephone lines, power stations, and other facilities deemed necessary by Lessee to discovery, produce, store, treat and/or transport production.

The lands covered hereby, hereinafter called “leased premises”, located in the County of            of the State of Colorado are described as follows:

and containing            acres, more or less (including any interests therein which Lessor may hereinafter acquire by reversion, prescription or otherwise), for the purpose of exploring for, developing, producing, transporting and marketing oil and gas, along with all hydrocarbon and non-hydrocarbon substances produced in association therewith. The term “gas” as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbon gases. In addition to the above described land, this lease and the term “leased premises” also covers accretions and any small strips or parcels of land now or hereafter owned by lessor which are contiguous or adjacent to the above-mentioned land, and, in consideration of the aforementioned cash bonus, Lessor agrees to execute at Lessee’s request any additional or supplemental instruments for a more complete or accurate description of the land so covered. For the purpose of determining the amount of any shut-in royalties hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

2. Terms of Lease. It is agreed that this lease shall remain in force for a term of three (3) years from this date, and as long thereafter as oil or gas of whatsoever nature or kind in paying quantities is produced from said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If at the expiration of the primary term Lessee is conducting operations for drilling or reworking on said land or shall have completed a dry hole thereon within one hundred twenty (120) days prior to the end of the primary term or, if, after the expiration of the primary term, production on said land shall cease from any cause, this lease nevertheless shall continue in force so long as operations for drilling or reworking on any existing or succeeding well are being conducted with no cessation of more than one hundred twenty (120) consecutive days and, if such operations result in production, so long thereafter as oil or gas is produced from said land. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled therewith.

3. Paid-Up Lease. This is a paid-up lease. In consideration for the cash down payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term or pay any delay rentals.

4. Royalty Payment. Royalties on oil, gas and other substances produced and saved hereunder shall be paid by Lessee to Lessor as follows: (a) for oil and other liquid hydrocarbons separated at Lessee’s separator facilities, the royalty shall be [***] percent ([***]%) of such production, to be delivered at Lessee’s option to Lessor at the wellhead or to Lessor’s credit at the oil purchaser’s transportation facilities, less a proportionate part of ad valorem taxes and production, severance or other excise taxes and the costs incurred by Lessee in delivering, treating or otherwise marketing such oil and other liquid hydrocarbons, provided that Lessee shall have the continuing right to sell such production to itself or an affiliate at the wellhead market price then prevailing in the same field (or, if there is no such price then prevailing in the same field, then in the nearest field in which there is such a prevailing price) for production of similar grade and gravity; (b) for gas (including casinghead gas) and other substances covered hereby, the royalty shall be [***] percent ([***]%) of the proceeds realized by Lessee from the sale thereof less a proportionate part of ad valorem taxes and production, severance, or other excise taxes and the costs incurred by Lessees in delivering, processing or otherwise marketing such gas or other substances, provided that Lessee shall have the continuing right to sell such production to itself or an affiliate at the prevailing wellhead market price paid for production of similar quality in the same field (or, if there is no such price then prevailing in the same field, then in the nearest field in which there is such a prevailing price) pursuant to comparable purchase contracts entered into on the same or nearest preceding date as the date on which Lessee commences its purchases hereunder; and (c) if after the primary term one or more wells on the leased premises or lands pooled therewith are capable of producing oil or gas or other substances covered herby in paying quantities, but such well or wells are either shut-in or production therefrom is not being sold by Lessee, such well or wells shall nevertheless be deemed to be producing in paying quantities for the purpose of maintaining this lease. If, for a period of 120 consecutive days such well or wells are shut-in or production therefrom is not sold by Lessee, then, Lessee shall pay an aggregate shut-in royalty of one dollar per acre then covered by this lease, such payment to be made to Lessor or to Lessor’s credit in or to its successors on or before the end of said 120 day period and thereafter on or before each anniversary of the end of said 120 day period during which the well or wells are shut-in or production therefrom is not being sold by Lessee; provided that if this lease is otherwise being maintained by operations, or if production is being sold by Lessee from another well or wells on the leased premises or lands pooled therewith, no shut-in royalty shall be due until the end of the 120 day period next following the cessation of such operations or production, as the case may be. Lessee may pay or tender any shut-in royalty at any time in advance of its due date to the Lessor then known to Lessee as provided in Paragraph (10) and such payment or tender shall bind all person then or thereafter claiming any part of such shut-in royalty. Lessee’s failure to properly pay shut-in royalty shall render Lessee liable for the amount due, but shall not operate to terminate this lease.

5. Pooling. Lessee shall have the right but not the obligation to pool any part of the leased premises or interest therein with any other lands or interest, as to any or all depths or zones, and as to any or all substances, covered by this lease, either prior to commencement of or during drilling or recompletion activities, or any completion of the well and may be retroactive to a prior date at Lessee’s option, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, whether or not similar pooling authority exists with respect to such other lands or interests. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. The unit formed by such pooling for an oil well (other than a “horizontal well” and/or a “horizontal completion”) shall not exceed 320 acres plus a maximum acreage tolerance of 10% and for a gas well or a “horizontal well” and/or “horizontal completion” shall not exceed 640 acres plus a maximum acreage tolerance of 10%; provided that a larger unit may be formed for an oil or gas well or a “horizontal well” and/or a “horizontal completion” to conform to any well spacing or density pattern that may be prescribed or permitted by the governmental authority having jurisdiction to do so. For purposes of the foregoing, the terms “oil well” and “gas well” shall have the meanings prescribed by applicable law or the appropriate governmental authority having jurisdiction. If no definition is so prescribed, “oil well” means a well with an initial gas/oil ratio of less than 100,000 cubic feet per barrel and “gas well” means a well with an initial gas/oil ratio of 100,000 cubic feet or more per barrel, based on a 24-hour production test conducted under normal production conditions using standard lease separator facilities or equivalent testing equipment; and the term “horizontal well” and/or “horizontal completion” shall be as defined by applicable law or the appropriate governmental authority having jurisdiction. In the absence of such a definition, a “horizontal well” and/or a “horizontal completion” shall be defined as an oil and/or gas well in which the well bore is intentionally deviated from a true vertical direction and extended to a distance of at least one hundred (100) feet of horizontal displacement. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if production, drilling or reworking operation were on the leased premises, except that the production on which Lessor’s royalty is calculated shall be that proportion of the total unit production which the net acreage covered by this lease and included in the unit bears the total gross acreage in the unit, but only to the extent such proportion of the unit production is sold by Lessee. Pooling in one or more instances shall not exhaust Lessee’s pooling rights hereunder, and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction or both, either before or after commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision, which may be retroactive to a prior date at Lessee’s option. To the extent any portion of the leased premises is included in or excluded from the unit by virtue of such revision, the proportion on which royalties are payable hereunder shall thereafter be adjusted accordingly. Lessor shall formally express Lessor’s consent to any pooling agreement or operation adopted by Lessee and approved or needed for approval by any governmental authority having jurisdiction to do so by executing the same upon request of Lessee. In absence of production in paying quantities from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date terminated. Pooling hereunder shall not constitute a cross-conveyance of interests.

6. Unitization. Lessee shall have the right but not the obligation to commit all or any part of the leased premises or interests therein to one or more unit plans or agreements for the cooperative development or operation of one or more oil and/or gas reservoirs or portions thereof, if in lessee’s judgment such plan or agreement will prevent waste and protect correlative rights, and if such plan or agreement is approved by the federal, state or local governmental authority having jurisdiction. When such a commitment is made, this lease shall be subject to the terms and conditions of the unit plan or agreement, including any formula prescribed therein for the allocation of production, and Lessor shall formally express Lessor’s consent to any cooperative or unit plan of development, or operation adopted by Lessee and approved or needed for approval by any governmental agency by executing the same upon request of Lessee.

7. Surface Operations. When requested by Lessor in writing, Lessee shall bury its pipeline below ordinary plow depth on cultivated lands. No well shall be located less than 300 feet from any house or barn now on the leased premises or other lands of Lessor used by Lessee hereunder, without Lessor’s consent, and Lessee shall pay for actual damage caused by its operations to buildings and other improvements now on the leased premises or such other lands, and to commercial timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises or such other lands during the term of this lease or within a reasonable time thereafter. Lessee may use free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor’s wells or ponds. Lessee shall have the right free of cost to drill and maintain one or more water wells for Lessee’s use hereunder.

8.	Intentionally Deleted.

9. Proportionate Reductions. If Lessor owns less than the full mineral estate in all or any part of the leased premises, payment of royalties and shut-in royalties hereunder shall be reduced to the proportion that Lessor’s interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

10. Ownership Changes. The interest of either Lessor or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part, by area and/or by depth or zone, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors and assigns. No change in Lessor’s ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee’s usual form of division order. In the event of the death of any person entitled to royalties or shut-in royalties hereunder, Lessee may pay or tender such royalties or shut-in royalties to the credit of decedent or decedent’s estate. If at any time two or more persons are entitled to royalties or shut-in royalties hereunder, Lessee may pay or tender such royalties or shut-in royalties to such persons or to their credit, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part, Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender royalties and shut-in royalties hereunder shall be divided between Lessee and the transferee in proportion to the net acreage interest in this lease then held by each.

11. Release of Lease. Lessee may, at any time and from time to time, deliver to Lessor or file of record a written release of this lease as to a full or undivided interest in all or any portion of the area covered by this lease or any depths or zones thereunder, and shall thereupon be relieved of all obligations thereafter arising with respect to the interest so released. If Lessee releases less than all of the interest or area covered hereby, Lessee’s obligation to pay or tender royalties and shut-in royalties shall be proportionately reduced in accordance with the net acreage interest retained hereunder.

12. Regulation and Delay. Lessee’s obligations under this lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction, including restrictions on the drilling and production of wells, and regulation of the price or transportation of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed by such laws, rules, regulations or order, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel, access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or if Lessee is engaged in activity for the design, acquisition, construction, repair or re-construction of transportation and/or processing facilities or by any other cause not reasonably within Lessee’s control, this lease shall not be terminated because of such prevention or delay, and at Lessee’s option, the period of such prevention or delay shall be added to the term hereof. Lessee shall not be liable for breach of any express or implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. Breach or Default. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 180 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or canceled in whole or in part unless Lessee is given a reasonable time after said judicial determination to remedy the breach or default and Lessee fails to do so.

14. Warranty of Title. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder by through and under Lessor but not otherwise, and agrees that Lessee at Lessee’s option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and in addition to its other rights, may reimburse itself out of any royalties or shut-in royalties otherwise payable to Lessor hereunder in the event Lessee is made aware of any claim inconsistent with Lessor’s title, Lessee may suspend the payment of royalties and shut-in royalties hereunder, without interest, until Lessee has been furnished satisfactory evidence that such claim has been resolved.

15.	Intentionally Deleted.

16.	Intentionally Deleted.

IN WITNESS WHEREOF, this lease is executed to be effective as of the date first written above, but upon execution shall be binding on the signatory and the signatory’s heirs, devisees, executors, administrators, successors and assigns, whether or not this lease has been executed by all parties herein above named as Lessor.

LESSOR (WHETHER ONE OR MORE):

ACKNOWLEDGMENT

STATE OF                                  )

        ;ss

COUNTY OF                             )

On this            day of            2012, before me, the undersigned Notary Public in and for said county and state personally appeared          , known to me to be the person(s) whose names are subscribed to the foregoing instrument, and acknowledged that the same was executed and delivered as           free and voluntary act for the purposes therein set forth.

In witness whereof I hereunto set my hand and official seal as of the date hereinabove stated.

Notary Public	My Commission Expires
Address:

EXHIBIT “O”

Interim Wells

Well Name	Unit Name	API #	COUNTY	Location
Operated by SWEPI:
Dawson Creek 1-25	Hayden State Unit	05 107-06242-00	Routt	Sect. 25-T6N-R88W
Gnatt Hill 1-29	Skeeters Federal Unit	05-107-06243-00	Routt	Sec. 29-T6N-R89W
Trout Creek 1-30	Curtis State Unit	05-107-06247-00	Routt	Sec. 30-T6N-R85W

Operated by Quicksilver:
K-Diamond 21-21	K-Diamond Federal Unit	05-081-07656-0000	Moffat	Sec. 21-T6N-R92W
Pirtlaw 24-33	N/A	05-107-06248-0000	Routt	Sec. 33-T7N-R87W

EXHIBIT “2.3”

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

•

Certain overriding royalty interests reserved by Seller under the Asset Purchase Agreement (as amended), dated January 31, 2011, by and between Foundation Energy Fund III-B Holding, L.L.C., and Foundation Energy Fund III-A, L.P. as “Seller” and Quicksilver Resources Inc. as “Buyer.”

•

Certain overriding royalty interests reserved by Seller under the Purchase and Sale Agreement (as amended), dated November 19, 2010, by and between Bell Rock Holdings, LLC as “Seller” and Quicksilver Resources Inc. as “Buyer.”

EXHIBIT 6.4

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

(a) State of Colorado and Federal Units:

(i) K-Diamond Unit Area covered by and described in that certain Unit Agreement for the Development and Operation of the K-Diamond Unit Area – County of Moffat, State of Colorado – No. 75263X, dated January 13, 2012;

(ii) Sombrero Unit Area covered by and described in that certain Unit Agreement for the Development and Operation of the Sombrero Unit Area – County of Moffat, State of Colorado – dated June 1, 2007;

(iii) Skeeters Unit Area covered by and described in that certain Unit Agreement for the Development and Operation of the Skeeters Unit Area – County of Routt, State of Colorado – dated September 27, 2011;

(iv) Curtis State Unit Area covered by and described in that certain Unit Agreement for the Development and Operation of the Curtis State Unit Area – County of Routt, State of Colorado – dated April 12, 2011; and

(v) Hayden State Unit Area covered by and described in that certain Unit Agreement for the Development and Operation of the Hayden State Unit Area – County of Routt, State of Colorado – dated April 12, 2011

(b) Quicksilver Unit Operating Agreements:

(i) Unit Operating Agreement – K-Diamond Unit Area – dated January 13, 2012; and

(ii) Unit Operating Agreement – Sombrero Unit Area – dated June 1, 2007.

(c) SWEPI Unit Operating Agreements (other than the Existing Unit Operating Agreement):

(i) Unit Operating Agreement – Curtis State Unit Area – dated August 17, 2011; and

(ii) Unit Operating Agreement – Hayden State Unit Area – dated April 12, 2011.

(d) Existing Unit Operating Agreement: Unit Operating Agreement – Skeeters Unit Area – dated September 27, 2011.

Exhibit 11.1(c)

Quicksilver Consents, Waivers, Approvals, etc.

Lease No.	Lease Name	County	Lease Dated	Expiration Date	Consent/Notice Req’d?
CO1000171.05	BEAR CREEK DEVELOPMENT CORPORATION	ROUTT	7/19/2011	7/18/2014	YES
CO1000178.08	US AGBANK FCB 08-107-11-015	ROUTT	7/8/2011	7/7/2016	YES
CO1000178.09	ABBOTT ENGINEERING LLC	ROUTT	12/20/2010	12/19/2015	YES
CO1000178.10	ADDISON A GOODING	ROUTT	12/23/2010	12/22/2015	YES
CO1000178.11	G & G MINERALS LLC	ROUTT	1/19/2011	1/18/2016	YES
CO1000178.12	US AGBANK FCB 08-107-11-016	ROUTT	7/8/2011	7/7/2016	YES
CO1000178.13	LORRAINE GREGORY	ROUTT	3/4/2011	3/3/2014	YES
CO1000197.00	ST CO 1222.10	ROUTT	8/19/2010	8/18/2015	YES
CO1000231.23	STEAMBOAT FAMILY PROPERTIES LLC	ROUTT	11/28/2011	11/27/2014	YES
CO1000231.24	TONY A CONNELL	ROUTT	11/28/2011	11/27/2014	YES
CO1000264.47	JIM F KOWACH	MOFFAT	10/31/2008	10/30/2013	YES
CO1000264.69	PIRTLAW PARTNERS ET AL	ROUTT	6/17/2011	6/16/2014	YES
CO1000279.01	STANLEY FOSTER BECKETT	MOFFAT	11/12/2010	11/11/2013	YES
CO1000279.02	BETTINA C MAGAS	MOFFAT	11/12/2010	11/11/2013	YES
CO1000279.03	FLORENCE E HANSON	MOFFAT	1/21/2011	1/20/2014	YES
CO1000279.04	HOOLEY FAMILY TRUST	MOFFAT	1/22/2011	1/21/2014	YES
CO1000279.05	ANN E EBENER	MOFFAT	1/31/2011	1/30/2014	YES
CO1000279.0N	K DIAMOND RANCH LLC	MOFFAT	12/1/2008	11/30/2013	YES
CO1000279.1E	VAUGHEY INVESTMENTS, LLC	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1F	ELIZABETH B ELDER	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1G	MARY DOCKSTADER	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1H	VIRGINIA SMITH	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1I	PATRICIA VAUGHEY	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1J	SANDRA MARIS	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1K	SUE MCBRIDE	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1M	THE SKEETERS COMPANY	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1N	MARY F DAVIS	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1O	EUGENIA F COLLIS	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.1P	MONTANA VAUGHEY FAMILY PTNRSHP	MOFFAT	10/1/2008	9/30/2013	YES
CO1000279.29	MUSEUM OF NW COLORADO	MOFFAT	10/26/2010	10/25/2013	YES
CO1000279.2P	JASON LEEPER ET UX	MOFFAT	8/9/2011	8/8/2014	YES
CO1000279.2Q	ROBERT E WILLIAMS	MOFFAT	7/6/2011	7/5/2014	YES
CO1000279.2R	ROBERT E WILLIAMS	MOFFAT	7/6/2011	7/5/2014	YES
CO1000279.5E	GUY SHEFSTEAD	MOFFAT	6/10/2007	6/9/2010	YES
CO1000279.5G	THE SKEETERS COMPANY	MOFFAT	1/6/2000	1/5/2007	YES
CO1000279.5H	THE SKEETERS COMPANY	MOFFAT	1/6/2000	1/5/2007	YES
CO1000279.5I	VAUGHEY & VAUGHEY	MOFFAT	3/24/2000	3/23/2007	YES
CO1000279.5J	MARY B DOCKSTADER	MOFFAT	3/24/2000	3/23/2007	YES
CO1000279.5K	W M VAUGHEY RESIDUARY TRUST	MOFFAT	3/24/2000	3/23/2007	YES
CO1000279.5L	ELIZABETH B ELDER	MOFFAT	3/24/2000	3/23/2007	YES
CO1000279.5M	VIRGINIA R SMITH	MOFFAT	3/24/2000	3/23/2007	YES
CO1000279.5N	MARY F DAVIS ET AL	MOFFAT	3/24/2000	3/23/2007	YES
CO1000279.9L	THE SKEETERS COMPANY	MOFFAT	10/19/2011	10/18/2015	YES
CO1000279.9M	THE SKEETERS COMPANY	MOFFAT	10/19/2011	10/18/2015	YES
CO1000279.9N	THE LON V SMITH FOUNDATION	MOFFAT	8/17/2011	8/16/2014	YES
CO1000279.9V	MOFFAT COUNTY	MOFFAT	10/26/2010	10/25/2013	YES
CO1000279.9W	MUSEUM OF NW COLORADO	MOFFAT	10/26/2010	10/25/2013	YES
CO1000279.AV	LON V SMITH FOUNDATION	MOFFAT	5/4/2006	5/3/5011	YES
CO1000279.BR	R W CROSTHWAITE LIVING TRUST	MOFFAT	7/15/2011	7/14/2014	YES
CO1000279.ER	THE SKEETERS COMPANY	MOFFAT	8/15/2006	8/14/2011	YES
CO1000279.GE	MARY F DAVIS	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GF	VAUGHEY INVESTMENTS LLC	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GG	VIRGINIA R SMITH	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GH	EUGENIA F COLLIS	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GI	SUE F MCBRIDE	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GL	ELIZABETH B ELDER	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GM	MARY B DOCKSTADER	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GN	PATRICIA VAUGHEY	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.GO	SANDRA V MARIS	MOFFAT	12/15/2011	4/19/2016	YES
CO1000279.PD	C A & MARY E KERSTE FAMILY REV	MOFFAT	6/1/2012	5/31/2017	YES
CO1000295.00	BLM COC-69700	ROUTT	12/1/2006	11/30/2016	YES
CO1000296.00	BLM COC-69702	ROUTT	12/1/2006	11/30/2016	YES
CO1000431.00	BLM COC-73459	MOFFAT	12/1/2009	11/30/2019	YES
CO1000452.01	MUSEUM OF NW COLORADO	MOFFAT	10/26/2010	10/25/2013	YES
CO1000454.01	MUSEUM OF NW COLORADO	MOFFAT	10/26/2010	10/25/2013	YES
CO1000459.00	MOFFAT COUNTY	MOFFAT	10/26/2010	10/25/2013	YES
CO1000468.00	BLM COC-69714	MOFFAT	5/18/2006	5/31/2016	YES
CO1000469.00	MOFFAT COUNTY	MOFFAT	10/26/2010	10/25/2013	YES
CO1000474.00	ST CO 1220.10	MOFFAT	8/19/2010	8/18/2015	YES
CO1000475.00	ST CO 1221.10	MOFFAT	8/19/2010	8/18/2015	YES
CO1000503.02	CHERYL ANN SUIT	MOFFAT	3/14/2011	3/13/2014	YES
CO1000507.00	BRADLEY R BARKER ET AL	MOFFAT	3/28/2011	11/5/2014	YES
CO1000511.03	MOFFAT COUNTY LIBRARIES	MOFFAT	10/26/2010	10/25/2013	YES
CO1000517.00	ST CO 1304.10	ROUTT	11/18/2010	11/18/2015	YES
CO1000526.00	ST CO 9159.7	MOFFAT	5/15/2007	5/14/2012	YES
CO1000532.00	BLM COC-64882	MOFFAT	6/1/2001	6/30/2013	YES
CO1000533.00	BLM COC-63509	MOFFAT	5/1/2000	4/30/2010	YES
CO1000534.00	BLM COC-64881	MOFFAT	6/1/2001	6/30/2013	YES
CO1000535.00	ST CO 1293.10	MOFFAT	11/18/2010	11/17/2015	YES

Exhibit 11.1(c)

Quicksilver Consents, Waivers, Approvals, etc

Lease No.	Lease Name	County	Lease Dated	Expiration Date	Consent/Notice Req’d?
CO1000536.00	VICTOR AMERICAN FUEL CO	ROUTT	4/1/2011	3/31/2014	YES
CO1000549.00	BLM COC-64884	MOFFAT	6/1/2001	5/31/2011	YES
CO1000564.00	ST CO 56-127	MOFFAT	3/7/1956	3/7/1999	YES
CO1000571.00	ST CO 1361.11	MOFFAT	2/17/2011	2/16/2016	YES
CO1000572.00	ST CO 1362.11	MOFFAT	2/17/2011	2/16/2016	YES
CO1000573.00	ST CO 1375.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000574.00	ST CO 1376.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000575.00	ST CO 1377.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000576.00	ST CO 1378.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000577.00	ST CO 1379.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000578.00	ST CO 1380.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000579.00	ST CO 1381.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000580.00	ST CO 1382.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000581.00	ST CO 1383.11	ROUTT	2/17/2011	2/16/2016	YES
CO1000585.04	SHRINERS HOSPITALS FORCHILDREN	ROUTT	8/16/2011	8/15/2014	YES
CO1000586.00	MOFFAT COUNTY	MOFFAT	12/30/2010	12/29/2015	YES
CO1000587.00	MOFFAT COUNTY	MOFFAT	12/30/2010	12/29/2015	YES
CO1000594.55	BLM COC-74942	MOFFAT	6/23/2011	12/31/2031	YES
CO1000602.55	JOHN STEHLE, AKA CEDAR MTN TRUST	MOFFAT	5/27/2011	8/26/2844	YES
CO1000605.55	JAMES S. STEHLE ET UX	MOFFAT	5/27/2011	8/26/2844	YES
CO1000610.00	BLM COC-65175	MOFFAT	9/1/2001	10/31/2011	YES
CO1000611.00	ST CO 72/3514-S	ROUTT	12/21/1972	12/20/1977	YES
CO1000612.55	PIRTLAW PARTNERS LTD	ROUTT	1/1/2011	3/31/2844	YES
CO1000613.00	ST CO 8617.5	ROUTT	11/15/2005	11/14/2013	YES
CO1000617.55	K DIAMOND RANCH LLC	MOFFAT	2/23/2011	5/22/2844	YES
CO1000618.55	CAMILLETTI & SONS, INC	ROUTT	6/16/2011	9/15/2844	YES
CO1000619.55	JAMES M. STODDARD ETUX	MOFFAT	5/24/2011	8/23/2844	YES
CO1000620.55	JASON WEBER ET UX	MOFFAT	5/16/2011	8/15/2844	YES
CO1000621.55	THE MICHAEL SHAUN SISK LIVING TRUST OF 2010	ROUTT	6/11/2011	9/10/2844	YES
CO1000622.55	ROBERT S. DICK ET UX	ROUTT	6/10/2011	9/9/2844	YES
CO1000623.55	CARROLL FAMILY LAND, LLLP	ROUTT	7/1/2011	9/30/2844	YES
CO1000624.00	BLM COC-64229	MOFFAT	12/1/2000	11/30/2010	YES
CO1000626.55	K DIAMOND RANCH, LLC	MOFFAT	4/28/2011	7/27/2844	YES
CO1000629.55	BRET GRANDBOUCHE ETUX	MOFFAT	5/18/2011	8/17/2844	YES
CO1000632.55	K DIAMOND RANCH, LLC	MOFFAT	4/28/2011	7/27/2844	YES
CO1000634.55	MICHAEL W. WILHITE	MOFFAT	7/1/2011	9/30/2844	YES
CO1000635.00	BLM COC-2251-A	MOFFAT	8/1/1967	7/31/1977	YES
CO1000636.55	E B KLINE & COMPANY PARTNERSHIPS	MOFFAT	7/2/2011	10/1/2844	YES
CO1000639.00	ST CO 94/2256-S	ROUTT	11/14/1994	11/13/2012	YES
CO1000640.00	ST CO 96/4155-S	ROUTT	11/21/1996	11/20/2012	YES
CO1000641.00	BLM COC-65176	MOFFAT	9/1/2001	8/31/2011	YES
CO1000643.00	ST CO 1438.11	MOFFAT	5/19/2011	5/18/2016	YES
CO1000645.00	ST CO 94/2257-S	ROUTT	11/14/1994	11/13/2012	YES
CO1000647.00	ST CO 94/2258-S	ROUTT	11/14/1994	11/13/2012	YES
CO1000649.00	ST CO 94/2254-S	ROUTT	11/14/1994	11/13/2012	YES
CO1000650.00	ST CO 96/4071-S	ROUTT	5/16/1996	5/15/2014	YES
CO1000653.00	ST CO 94/2255-S	ROUTT	11/14/1994	11/13/2012	YES
CO1000661.09	JOSEPHINE M SMITH ESTATE	ROUTT	1/27/2011	1/26/2014	YES
CO1000662.00	BLM COC-69711	MOFFAT	12/1/2006	11/30/2016	YES
CO1000664.00	BLM COC-69717	MOFFAT	12/1/2006	11/30/2016	YES
CO1000665.00	BLM COC-69701	ROUTT	12/1/2006	11/30/2016	YES
CO1000666.04	THOMAS WILLIAM STICH JR	ROUTT	5/15/2006	5/14/2014	YES
CO1000666.05	MARIE SUZANNE STICH	ROUTT	5/15/2006	5/14/2014	YES
CO1000674.00	VICTOR AMERICAN FUEL COMPANY	ROUTT	3/1/2011	2/28/2014	YES
CO1000675.00	BLM COC-63308	MOFFAT	1/1/2000	12/31/2009	YES
CO1000683.00	BLM COC-63306	MOFFAT	1/1/2000	12/31/2009	YES
CO1000684.02	COAL VIEW ENERGY LLC	ROUTT	1/13/2011	1/12/2014	YES
CO1000685.00	BLM COC-63307	MOFFAT	1/1/2000	12/31/2009	YES
CO1000686.55	K DIAMOND RANCH LLC	MOFFAT	2/23/2011	5/22/2844	YES
CO1000687.00	BLM COC-63309	MOFFAT	1/1/2000	12/31/2009	YES
CO1000719.00	BLM COC-68517	MOFFAT	6/1/2005	5/31/2015	YES
CO1000721.06	CAROL BUCHANAN LAY	MOFFAT	6/27/2011	6/26/2014	YES
CO1000721.07	DAVID L BUCHANAN	MOFFAT	6/27/2011	6/26/2014	YES
CO1000721.08	RICHARD H BUCHANAN	MOFFAT	6/27/2011	6/26/2014	YES
CO1000742.00	BLM COC-63942	MOFFAT	9/1/2000	8/31/2010	YES
CO1000760.00	COUNTY OF MOFFAT	MOFFAT	12/9/2008	12/8/2013	YES
CO1000772.00	BLM COC-65787	MOFFAT	4/1/2002	3/31/2012	YES
CO1000773.00	BLM COC-65788	MOFFAT	3/6/2002	3/31/2012	YES
CO1000777.00	BLM COC-65789	MOFFAT	4/1/2002	3/31/2012	YES
CO1000780.00	ST CO 8811.6	MOFFAT	2/14/2006	2/14/2011	YES
CO1000789.01	MUSEUM OF NW COLORADO	MOFFAT	12/9/2008	12/8/2013	YES
CO1000798.00	ST CO 8622.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000800.00	ST CO 8612.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000806.00	ST CO 8618.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000807.00	ST CO 8616.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000808.00	ST CO 8614.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000809.00	ST CO 8615.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000817.00	ST CO 8619.5	MOFFAT	11/15/2005	11/14/2013	YES
CO1000828.00	ST CO 8611.5	ROUTT	11/15/2005	11/14/2013	YES

Exhibit 11.1(c)

Quicksilver Consents, Waivers, Approvals, etc

Lease No.	Lease Name	County	Lease Dated	Expiration Date	Consent/Notice Req’d?
CO1000838.00	ST CO 8613.5	ROUTT	11/15/2005	11/14/2013	YES
CO1000853.00	ST CO 8957.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000854.00	ST CO 8956.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000855.00	ST CO 8954.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000856.00	ST CO 8955.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000857.00	ST CO 8951.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000858.00	ST CO 8952.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000859.00	ST CO 8953.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000860.00	ST CO 8950.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000861.00	ST CO 8949.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000869.55	GARY ELLGEN ET AL	MOFFAT	5/6/2011	8/5/2844	YES
CO1000879.00	ST CO 8958.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000880.00	ST CO 8959.6	ROUTT	5/18/2006	5/17/2014	YES
CO1000890.00	ST CO 8610.5	ROUTT	11/15/2005	11/14/2013	YES
CO1000891.00	ST CO 8621.5	ROUTT	11/15/2005	11/14/2013	YES
CO1000892.00	ST CO 8620.5	ROUTT	11/15/2005	11/14/2013	YES
CO1000893.55	LEE MC SHANE COX	ROUTT	7/27/2011	10/26/2844	YES
CO1000904.55	MICHAEL E WILLIAMS ETUX	ROUTT	8/10/2011	11/9/2844	YES
CO1000905.55	SADDLEBACK RANCH LLC	ROUTT	8/11/2011	11/10/2844	YES
CO1000906.55	MARILYN M WARRICK	ROUTT	8/15/2011	11/14/2844	YES
CO1000910.00	BLM COC-64228	MOFFAT	12/1/2000	11/30/2010	YES
CO1000911.00	BLM COC-64227	MOFFAT	12/1/2000	11/30/2010	YES
CO1000912.00	BLM COC-64230	MOFFAT	12/1/2000	11/30/2010	YES
CO1000913.00	BLM COC-64226	MOFFAT	12/1/2000	11/30/2010	YES
CO1000914.00	BLM COC-64418	MOFFAT	4/1/2001	3/31/2011	YES
CO1000918.00	ST CO 1506.11	ROUTT	8/18/2011	8/17/2016	YES
CO1000920.00	ST CO 1914.12	MOFFAT	2/16/2012	2/15/2017	YES
CO1000921.00	ST CO 1915.12	MOFFAT	2/16/2012	2/15/2017	YES
CO1001022.00	MOFFAT COUNTY	MOFFAT	8/2/2011	8/1/2014	YES
CO1001032.55	20 MILE SHEEP LLC	ROUTT	8/20/2011	11/19/2844	YES
CO1001037.01	MEYER FAMILY TRUST 6/26/1989	MOFFAT	7/15/2011	7/14/2016	YES
CO1001037.02	JOYCE D MEYER	MOFFAT	7/15/2011	7/14/2016	YES
CO1001052.00	MOFFAT COUNTY SCHOOL DISTRICT	MOFFAT	9/1/2011	8/31/2014	YES
CO1001056.55	ROWLEY FAMILY TRUST	ROUTT	9/26/2011	12/25/2844	YES
CO1001073.01	ERNESTO PEREZ & LEYDA PEREZ	MOFFAT	10/19/2011	10/18/2016	YES
CO1001080.00	ELK RIVER VALLEY PROPERTIES LLC	ROUTT	11/28/2011	11/27/2014	YES
CO1001084.01	ELK RIVER SAND AND GRAVEL LLC	ROUTT	11/28/2011	11/27/2014	YES
CO1001089.55	FRANK GERKEN ET UX	ROUTT	8/16/2011	11/15/2844	YES
CO1001090.55	KEVIN E LIND ET UX	ROUTT	8/16/2011	11/15/2844	YES
CO1001091.55	GLENNON J AND LARRY J WELKER	MOFFAT	2/27/2012	5/26/2845	YES
CO1001092.55	FERNANDO F AND LESLEY S SIMOES	MOFFAT	3/15/2012	6/14/2845	YES
CO1001099.00	ST CO 2074.12	MOFFAT	5/172012	5/16/2017	YES
CO1001100.00	ST CO 2118.12	ROUTT	5/17/2012	5/16/2017	YES
CO1001104.55	GLENNON JESSE WELKER ET VIR	MOFFAT	6/1/2012	8/31/2845	YES
CO1001108.55	RICHARD T DEAKINS ET UX	MOFFAT	3/1/2012	5/31/2095	YES
CO1001109.55	K DIAMOND RANCH LLC	MOFFAT	3/1/2012	5/31/2095	YES
CO1001118.55	SHARON L SKWAREK	MOFFAT	6/28/2012	9/27/2020	YES
CO1070003.55	JOHN W TAYLOR	MOFFAT	10/18/2011	1/17/2845	YES

CONTRACTS

Contract No.	Contract Name	County	Contract Type	DocumentDated	Consent/Notice Req’d?
CO-000011.B	BUCK PEAK LLC, PREMIER ENERGY PARTNERS (I) LLC, WEST POINT ENERGY LLC	MOFFAT	LEASE EXTENSION AND DEVELOPMENT AGREEMENT	7/27/2010	YES
CO-000020.A	XNP RESOURCES, LLC AND SUNTERRA OIL AND GAS LP	ROUTT	LEASE ACQUISITION AGREEMENT	4/19/2011	YES
CO-000025.A	QUICKSILVER RESOURCES INC	ROUTT	JOA	6/6/2011	YES
CO-000017.H	ROCKY MOUNTAIN NATURAL GAS COMPANY	MOFFAT	FACILITY INSTALLATION AGREEMENT	10/1/2006	YES
CO-000017.I	ROCKY MOUNTAIN NATURAL GAS LLC	MOFFAT	INTERRUPTIBLE TRANSPORTATION SERVICE AGREEMENT	10/1/2008	YES
CO-000015.A	BELL ROCK HOLDINGS, LLC	MOFFAT	PSA	11/19/2010	YES
CO-000035.A	AXIA ENERGY, LLC AND OXY USA INC.	MOFFAT	LETTER AGREEMENT	2/13/2012	YES

EXHIBIT “11.1(d)”

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

Existing Lawsuits and Proceedings

Foreclosure Sale No. 12-099 in Routt County, Colorado under Deed of Trust dated 07/10/2008, recorded at Reception No. 676433. Original Grantor: TGMB, LLC; Original Beneficiary: Mountain Valley Bank; Current Holder of Evidence of Debt: Bruce Williams; Date of Sale: 01/09/2013.

EXHIBIT “11.1(h)”

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

Environmental Matters

None.

EXHIBIT 11.2c

Consents/Notices to Assign

LEASE	LESSOR	COUNTY	EFFECTIVE DATE	RECORDING_INFO	DESCRIPTION	Consent/Notice to Assign	Remarks
CO90275001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 21	Written Consent	Written consent required according to section 9 of the lease

CO90276001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 22	Written Consent	Written consent required according to section 9 of the lease

CO90277001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 23	Written Consent	Written consent required according to section 9 of the lease

CO90278001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 25	Written Consent	Written consent required according to section 9 of the lease

CO90279001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 26	Written Consent	Written consent required according to section 9 of the lease

CO90280001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 27	Written Consent	Written consent required according to section 9 of the lease

CO90281001	STATE OF COLORADO	Routt	11/15/2005		T006N R088W Sec 28	Written Consent	Written consent required according to section 9 of the lease

CO90282001	STATE OF COLORADO	Routt	11/15/2005		T006N R089W Sec 29	Written Consent	Written consent required according to section 9 of the lease

CO90283001	STATE OF COLORADO	Routt	11/15/2005		T006N R089W Sec 31	Written Consent	Written consent required according to section 9 of the lease

CO90284001	STATE OF COLORADO	Routt	11/15/2005		T006N R089W Sec 32	Written Consent	Written consent required according to section 9 of the lease

CO90301001	STATE OF COLORADO	Routt	5/18/2006		T005N R089W Sec 9, 10, 15, 16	Written Consent	Written consent required according to section 9 of the lease

CO90489001	STATE OF COLORADO	Routt	11/14/2006		T005N R085W Sec 16	Written Consent	Written consent required according to section 9 of the lease

CO90490001	STATE OF COLORADO	Routt	11/14/2006		T006N R085W Sec 31	Written Consent	Written consent required according to section 9 of the lease

CO90491001	STATE OF COLORADO	Routt	11/14/2006		T006N R086W Sec 36	Written Consent	Written consent required according to section 9 of the lease

CO90492001	STATE OF COLORADO	Routt	5/15/2007		T006N R085W Sec 30	Written Consent	Written consent required according to section 9 of the lease

CO90493001	STATE OF COLORADO	Routt	8/14/2007		T006N R085W Sec 32	Written Consent	Written consent required according to section 9 of the lease

CO91000001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T007N R089W Sec 1	Written Consent	Written consent required according to section 9 of the lease

CO91003001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T008N R088W Sec 8, 9, 10, 15, 16, 17	Written Consent	Written consent required according to section 9 of the lease

CO91004001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T008N R088W Sec 13	Written Consent	Written consent required according to section 9 of the lease

CO91005001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T008N R088W Sec 13	Written Consent	Written consent required according to section 9 of the lease

CO91006001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T008N R088W Sec 29	Written Consent	Written consent required according to section 9 of the lease

CO91007001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T008N R088W Sec 32	Written Consent	Written consent required according to section 9 of the lease

CO91008001	STATE OF COLORADO	Routt	2/17/2011	DOC#20114580	T008N R088W Sec 33	Written Consent	Written consent required according to section 9 of the lease

CO91554.001	STATE OF COLORADO	Routt	2/17/2011	712443 & 712444	T006N R088W, Sec 09 T007N R089W, Sec 02	Written Consent	Written consent required according to section 9 of the lease

EXHIBIT 11.2c

Consents/Notices to Assign

LEASE	LESSOR	COUNTY	EFFECTIVE DATE	RECORDING_INFO	DESCRIPTION	Consent/Notice to Assign	Remarks
BLM CO-201202-006	USA -BLM	Moffat	2/9/2012		T005N R090W Sec 10, 11, 12, 13, 14 and 23	Notice	Lesse shall file with Lessor any assignment

CO90269001	USA -BLM	Routt	7/1/2005		T006N R086W Sec 7, 8, 19, 30	Notice	Lesse shall file with Lessor any assignment

CO90270001	USA -BLM	Routt	7/1/2005		T006N R086W Sec 2, 3, 4, 5, 6	Notice	Lesse shall file with Lessor any assignment

CO90289001	USA -BLM	Moffat	2/1/2006		T005N R090W Sec 15, 22, 25, 26, 27	Notice	Lesse shall file with Lessor any assignment

CO90329001	USA -BLM	Routt	12/1/2006		T006N R087W Sec 12, 24, 33, 35	Notice	Lesse shall file with Lessor any assignment

CO90330001	USA -BLM	Routt	12/1/2006		T005N R089W Sec 4, 5, 6, 8, 9, 16, 18	Notice	Lesse shall file with Lessor any assignment

CO90396001	USA -BLM	Routt	1/1/2008		T006N R088W Sec 35	Notice	Lesse shall file with Lessor any assignment

CO90402001	USA -BLM	Routt	1/1/2008		T005N R087W Sec 33, 34	Notice	Lesse shall file with Lessor any assignment

CO90403001	USA -BLM	Routt	1/1/2008		T005N R087W Sec 30, 31	Notice	Lesse shall file with Lessor any assignment

CO90404001	USA -BLM	Routt	1/1/2008		T005N R087W Sec 21, 27, 28	Notice	Lesse shall file with Lessor any assignment

CO90428001	USA -BLM	Routt	3/1/2007		T005N R087W Sec 7, 8, 18, 19, 28, 30, 31, 32, 33	Notice	Lesse shall file with Lessor any assignment

CO90429001	USA -BLM	Routt	7/1/2007		T003N R089W Sec 2, 3	Notice	Lesse shall file with Lessor any assignment

CO90430001	USA -BLM	Routt	7/1/2007		T003N R089W Sec 1, 12	Notice	Lesse shall file with Lessor any assignment

CO90431001	USA -BLM	Routt	7/1/2007		T004N R089W Sec 35	Notice	Lesse shall file with Lessor any assignment

CO90432001	USA -BLM	Routt	7/1/2007		T004N R089W Sec 26, 36	Notice	Lesse shall file with Lessor any assignment

CO90435001	USA -BLM	Routt	5/1/2008		T005N R089W Sec 32	Notice	Lesse shall file with Lessor any assignment

CO90476001	USA -BLM	Routt	11/1/2008		T005N R087W Sec 8, 17	Notice	Lesse shall file with Lessor any assignment

CO90477001	USA -BLM	Routt	11/1/2008		T005N R088W Sec 23, 24, 25	Notice	Lesse shall file with Lessor any assignment

CO90478001	USA -BLM	Routt	11/1/2008		T005N R089W Sec 31	Notice	Lesse shall file with Lessor any assignment

CO90484001	USA -BLM	Routt	1/1/2009		T006N R086W Sec 19	Notice	Lesse shall file with Lessor any assignment

CO90527001	USA -BLM	Routt	6/1/2002	DOC # 574266	T003N R089W Sec 4	Notice	Lesse shall file with Lessor any assignment

CO90528001	USA -BLM	Routt	6/1/2002	DOC # 574266	T003N R089W Sec 5, 6	Notice	Lesse shall file with Lessor any assignment

CO90529001	USA -BLM	Routt	6/1/2002	DOC # 574266	T003N R089W Sec 7, 8	Notice	Lesse shall file with Lessor any assignment

CO90530001	USA -BLM	Routt	6/1/2002	DOC # 574266	T003N R089W Sec 18	Notice	Lesse shall file with Lessor any assignment

CO90538001	USA -BLM	Routt	6/1/2002	DOC # 574266	T004N R089W Sec 25, 32, 36	Notice	Lesse shall file with Lessor any assignment

LEASE	LESSOR	COUNTY	EFFECTIVE DATE	RECORDING_INFO	DESCRIPTION	Consent/Notice to Assign	Remarks
CO90560001	USA – BLM	Routt	10/1/2007	DOC # 574266	T005N R087W Sec 4	Notice	Lesse shall file with Lessor any assignment

CO90630001	USA – BLM	Moffat	3/1/2006		T008N R089W Sec 20	Notice	Lesse shall file with Lessor any assignment

CO90631001	USA – BLM	Moffat	3/1/2006		T008N R089W Sec 20, 29, 30	Notice	Lesse shall file with Lessor any assignment

CO90739001	USA – BLM	Moffat	12/1/2006		T008N R089W Sec 5, 6	Notice	Lesse shall file with Lessor any assignment

CO91123001	DONNA R MAHONEY ET AL	Routt	6/2/2011	DOC#715007	T006N R086W Sec 6, 14, 23	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91124001	DONNA R MAHONEY ET AL	Routt	6/2/2011	DOC#715004	T006N R087W Sec 1, 12	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91125001	DONNA R MAHONEY	Routt	6/2/2011	DOC#715006	T006N R086W Sec 4, 9	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91126001	DONNA R MAHONEY	Routt	6/2/2011	DOC#715005	T005N R089W Sec 4, 5	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91247001	USA - BLM	Routt	5/1/2011		T008N R087W Sec 4, 5, 6, 7, 8, 9	Notice	Lesse shall file with Lessor any assignment

CO91254001	THE SKEETERS COMPANY	Routt	9/27/2011	DOC#724164	T004N R088W Sec 8, 18, 19, 30, 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35, 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254002	SANDRA V MARIS	Routt	10/10/2011	DOC# 724168	T004N R088W Sec 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254003	ELIZABETH B ELDER	Routt	10/10/2011	DOC# 724171	T004N R088W Sec 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254004	SUE F MCBRIDE	Routt	10/10/2011	DOC# 724173	T004N R088W Sec 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254005	MARY B DOCKSTADER	Routt	10/10/2011	DOC# 724174	T004N R088W Sec 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

EXHIBIT 11.2c

Consents/Notices to Assign

LEASE	LESSOR	COUNTY	EFFECTIVE DATE	RECORDING_INFO	DESCRIPTION	Consent/Notice to Assign	Remarks
CO91254006	MARY F DAVIS	Routt	10/10/2011	DOC# 724169	T004N R088W Sec 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254007	VIRGINIA R SMITH	Routt	10/10/2011	DOC# 724167	T004N R088W Sec 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254008	PATRICIA VAUGHEY	Routt	10/10/2011	DOC# 724165	T004N R088W Sec 8, 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254009	MONTANA VAUGHEY FAMILY PARTNERSHIP	Routt	10/10/2011	DOC# 724166	T004N R088W Sec 8, 18, 19, 30 & 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35 & 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254010	VAUGHEY INVESTMENTS LLC	Routt	10/10/2011		T004N R088W Sec 8, 18, 19, 30, 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35, 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO91254011	EUGENIA F. COLLIS	Routt	10/10/2011		T004N R088W Sec 8, 18, 19, 30, 32 T004N R089W Sec 11, 13, 14, 22, 23, 24, 25, 26, 35, 36 T005N R089W Sec 10, 15 T006N R089W Sec 2, 10, 11, 34, 35	Notice	Lessee shall provide Lessor with a copy of any assignment within 90 days from the making thereof

CO90739.001	USA - BLM	Routt	2/23/2011		T008N R089W Sec 5, 6	Notice	Lesse shall file with Lessor any assignment

CO91515.001	MOFFAT COUNTY	Moffat	12/28/2010	DOC #20110241	T007N R091W, Sec 21	Notice	Lesse shall file with Lessor any assignment

CO91516.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110246	T007N R091W, Sec 08, 10, 14, 15 & 22	Notice	Lesse shall file with Lessor any assignment

CO91550.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110254	T007N R090W, Sec 24 & 25	Notice	Lesse shall file with Lessor any assignment

CO91575.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110255	T007N R090W, Sec 02, 03, 09, 10	Notice	Lesse shall file with Lessor any assignment

CO91576.001	MOFFAT COUNTY	Moffat	12/30/2010	DOC #20110239	T008N R089W,Sec 17 & 20	Notice	Lesse shall file with Lessor any assignment

CO91565.001	MOFFAT COUNTY	Moffat	12/30/2010	DOC #20110240	T007N R090W, Sec 01, 13 & 14	Notice	Lesse shall file with Lessor any assignment

EXHIBIT 11.2c

Consents/Notices to Assign

LEASE	LESSOR	COUNTY	EFFECTIVE DATE	RECORDING_INFO	DESCRIPTION	Consent/Notice to Assign	Remarks
CO91588.001	MOFFAT COUNTY	Moffat	12/30/2010	DOC #20110242	T007N R089W, Sec 07, 08, 09	Notice	Lesse shall file with Lessor any assignment

CO91589.001	MUSEUM OF NORTHWEST COLORADO	Moffat and Routt	12/30/2010	DOC #20110243	T007N R089W, Sec 21, 22 & 28	Notice	Lesse shall file with Lessor any assignment

CO91590.001	MUSEUM OF NORTHWEST COLORADO	Moffat and Routt	12/30/2010	DOC #20110244	T007N R089W, Sec 21 & 27	Notice	Lesse shall file with Lessor any assignment

CO91591.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110253	T008N R089W, Sec 01	Notice	Lesse shall file with Lessor any assignment

CO91592.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110252	T008N R089W, Sec 01	Notice	Lesse shall file with Lessor any assignment

CO91593.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110251	T008N R089W, Sec 02	Notice	Lesse shall file with Lessor any assignment

CO91596.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110248	T008N R089W, Sec 15 & 24	Notice	Lesse shall file with Lessor any assignment

CO91597.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110250	T008N R089W, Sec 11 & 12	Notice	Lesse shall file with Lessor any assignment

CO91598.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110247	T008N R089W, Sec 25 & 35	Notice	Lesse shall file with Lessor any assignment

CO91599.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110249	T008N R089W, Sec 13 & 14	Notice	Lesse shall file with Lessor any assignment

CO915600.001	MUSEUM OF NORTHWEST COLORADO	Moffat	12/30/2010	DOC #20110245	T007N R089W, Sec 20 & 21	Notice	Lesse shall file with Lessor any assignment

CO91604.001	GENT, AUDREY J.	Moffat	1/3/2011	DOC #20110574	T007N R090W, Sec 03	Notice	Provide Lessor written notice of assignees’s name, address and nature of interest assigned.

EXHIBIT “11.2(g)”

Attached to and made a part of that certain Acquisition and Exploration Agreement dated effective September 20, 2012

by and between Quicksilver Resources Inc. and SWEPI LP

Routt and Moffat County Colorado

Environmental Matters

None.